UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02383

ALLIANCEBERNSTEIN BOND FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2014

Date of reporting period: April 30, 2014

ITEM 1. REPORTS TO STOCKHOLDERS.

SEMI-ANNUAL REPORT

AllianceBernstein Bond Fund Intermediate Bond Portfolio

April 30, 2014

Semi-Annual Report

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

June 9, 2014

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Intermediate Bond Portfolio (the “Portfolio”) for the semi-annual reporting period ended April 30, 2014.

Investment Objective and Policies

The Portfolio’s investment objective is to generate income and price appreciation without assuming what AllianceBernstein L.P. (the “Adviser”) considers undue risk.

The Portfolio invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. The Portfolio expects to invest in readily marketable fixed-income securities with a range of maturities from short- to long-term and relatively attractive yields that do not involve undue risk of loss of capital. The Portfolio expects to invest in fixed-income securities with a dollar-weighted average maturity of between three to ten years and an average duration of three to six years. The Portfolio may invest up to 25% of its net assets in below investment-grade bonds. The Portfolio may use leverage for investment purposes. The Portfolio may invest without limit in U.S. dollar-denominated foreign fixed-income securities and may invest up to 25% of its assets in non-U.S. dollar-denominated foreign fixed-income securities. These investments may include, in each case, developed and emerging market debt securities.

The Portfolio may invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable, floating, and inverse floating-rate instruments and preferred stock, and may use other investment techniques. The Portfolio intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Portfolio may invest, without limit, in derivatives, such as options, futures, forwards or swaps.

Investment Results

The table on page 5 shows the Portfolio’s performance compared with its benchmark, the Barclays U.S. Aggregate Bond Index for the six- and 12-month periods ended April 30, 2014. The inception date for Class Z shares was April 25, 2014; due to limited performance history, there is no discussion of comparison to the benchmark for this share class.

All share classes of the Portfolio outperformed the benchmark for both periods; sector and security selection were the primary drivers of performance. Within the Portfolio’s sector allocation, an underweight to Treasuries as well as non-benchmark exposure to high-yield corporates and non-agency mortgages were all positive contributors. An overweight to investment-grade corporates and an allocation to emerging-market corporates was also additive. Corporate security selection, particularly in the Portfolio’s bank holdings where the Portfolio was overweight subordinated debt, also added to returns. Allocations to hedged non-U.S. dollar holdings and currency exposure were also modest positives. Overall yield curve positioning detracted for both periods; an underweight in the long end of the yield curve as the curve flattened detracted for the six-month period, while an overweight in the 10-year area of the curve, where yields rose most, detracted for the 12-month period.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	1

The Portfolio utilized derivatives including Treasury futures and interest rate swaps to manage the overall duration positioning of the Portfolio. Currency swaps and currency forwards were utilized to manage the Portfolio’s currency exposure. Credit default swaps and purchased options were utilized for hedging and investment purposes, which had an immaterial impact on performance for both periods.

Market Review and Investment Strategy

Global equity markets responded positively to economic improvement in key developed countries and accommodative monetary policies of major central banks supported fixed-income markets during the six-month period ended April 30, 2014. In the U.S., solid data on employment pointed to continued economic recovery. Despite wide differences between individual countries, the euro area showed signs of modest economic growth, reflected by stronger manufacturing activity and an increase in consumer confidence. In Japan, both employment growth and core inflation have turned positive, suggesting that the aggressive government efforts to reverse a decade of deflation and stimulate growth are delivering results.

By contrast, emerging-market debt continued to underperform developed markets, as sluggish exports and weak domestic demand have hampered economic growth in several bellwether countries such as China and Brazil. Investors were also concerned about the impact on growth for those emerging-market countries that have relied on abundant global liquidity and low interest rates to finance government spending as the U.S. Federal Reserve (the “Fed”) reins in its bond purchase program.

The direction of U.S. federal policy also played a significant role in market activity. Fixed-income markets underperformed in the beginning of the six-month period, as interest rates rose in response to signals by the Fed that it would consider reducing its bond-buying program, which then came to pass in December. At the end of the period, however, capital markets rebounded with almost all major fixed-income sectors outperforming (with the notable exception of local-currency emerging-market debt), as Fed Chair Janet Yellen reaffirmed that tapering would continue unabated. Investors were encouraged to hear that the program is expected to be reduced in measured steps and that monetary stance should remain accommodative for the foreseeable future.

The Portfolio remained underweight U.S. Treasuries and agency mortgages, with an overweight to commercial mortgage-backed securities and asset-backed securities. The Portfolio continued to hold an opportunistic allocation to non-benchmark sectors including non-U.S. dollar securities, high-yield corporates and emerging-market debt (emerging corporate, emerging U.S. dollar-denominated and local debt). Among investment-grade corporates, the U.S. Investment Grade Core Fixed Income Team (the “Team”) favors financials and has a small allocation to U.S. dollar-denominated emerging-market corporate debt. The Portfolio’s duration remains modestly short versus its benchmark, with an emphasis on intermediate securities in order to benefit from the steepness of the U.S. yield curve.

2	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged Barclays U.S. Aggregate Bond Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Barclays U.S. Aggregate Bond Index represents the performance of securities within the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, negative perceptions of the junk bond market generally and less secondary market liquidity.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater if the Portfolio invests a significant portion of its assets in fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

(Disclosures, Risks and Note about Historical Performance continued on next page)

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	3

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Prepayment Risk: The value of mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose the Portfolio to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Portfolio may not be able to realize the rate of return it expected.

Leverage Risk: To the extent the Portfolio uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effects of changes in interest rates and any increase or decrease in the value of the Portfolio’s investments.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Portfolio’s prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

All fees and expenses related to the operation of the Portfolio have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum frontend sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

4	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Disclosures and Risks

HISTORICAL PERFORMANCE

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED APRIL 30, 2014 (unaudited)	NAV Returns
	6 Months		12 Months
AllianceBernstein Bond Fund Intermediate Bond Portfolio*
Class A	2.96%		0.59%

Class B†	2.69%		-0.02%

Class C	2.61%		-0.10%

Advisor Class‡	3.19%		0.97%

Class R ‡	2.86%		0.39%

Class K ‡	2.98%		0.64%

Class I ‡	3.20%		0.90%

Class Z ‡	0.12%	^	—

Barclays U.S. Aggregate Bond Index	1.74%		-0.26%

*    Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the performance of the Portfolio for 12-month period ended April 30, 2014 by 0.15%.

†      Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

‡       Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

^     Since inception on 4/25/2014.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2014 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields*

Class A Shares			2.61%
1 Year	0.59%	-3.71%
5 Years	7.24%	6.32%
10 Years	4.73%	4.27%

Class B Shares			2.00%
1 Year	-0.02%	-2.95%
5 Years	6.52%	6.52%
10 Years(a)	4.34%	4.34%

Class C Shares			2.03%
1 Year	-0.10%	-1.08%
5 Years	6.51%	6.51%
10 Years	4.02%	4.02%

Advisor Class Shares†			3.02%
1 Year	0.97%	0.97%
5 Years	7.57%	7.57%
10 Years	5.05%	5.05%

Class R Shares†			2.48%
1 Year	0.39%	0.39%
5 Years	7.02%	7.02%
10 Years	4.52%	4.52%

Class K Shares†			2.78%
1 Year	0.64%	0.64%
5 Years	7.29%	7.29%
Since Inception‡	4.82%	4.82%

Class I Shares†			2.98%
1 Year	0.90%	0.90%
5 Years	7.57%	7.57%
Since Inception‡	5.08%	5.08%

Class Z Shares†			—
Since Inception‡	0.12%	0.12%

The Portfolio’s prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.02%, 1.74%, 1.73%, 0.72%, 1.31%, 0.93%, 0.67% and 0.57% for Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios (exclusive of interest expense) to 0.90%, 1.60%, 1.60%, 0.60%, 1.10%, 0.85%, 0.60% and 0.57% for Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. These waivers/reimbursements may not be terminated before January 31, 2015 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended April 30, 2014.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

†

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

‡	Inception dates: 3/1/2005 for Class K and Class I shares; 4/25/2014 for Class Z shares.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END MARCH 31, 2014 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-3.45%
5 Years	6.72%
10 Years	3.92%

Class B Shares
1 Year	-2.91%
5 Years	6.93%
10 Years(a)	3.99%

Class C Shares
1 Year	-0.86%
5 Years	6.91%
10 Years	3.67%

Advisor Class Shares†
1 Year	1.02%
5 Years	7.96%
10 Years	4.68%

Class R Shares†
1 Year	0.62%
5 Years	7.45%
10 Years	4.16%

Class K Shares†
1 Year	0.87%
5 Years	7.71%
Since Inception‡	4.75%

Class I Shares†
1 Year	1.03%
5 Years	7.97%
Since Inception‡	5.01%

(a)	Assumes conversion of Class B shares into Class A shares after six years.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

‡	Inception date: 3/1/2005 for Class K and Class I shares.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

8	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2013	Ending Account Value April 30, 2014	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,029.60	$4.53	0.90%
Hypothetical**	$1,000	$1,020.33	$4.51	0.90%
Class B
Actual	$1,000	$1,026.90	$8.04	1.60%
Hypothetical**	$1,000	$1,016.86	$8.00	1.60%
Class C
Actual	$1,000	$1,026.10	$8.04	1.60%
Hypothetical**	$1,000	$1,016.86	$8.00	1.60%
Advisor Class
Actual	$1,000	$1,031.90	$3.02	0.60%
Hypothetical**	$1,000	$1,021.82	$3.01	0.60%
Class R
Actual	$1,000	$1,028.60	$5.53	1.10%
Hypothetical**	$1,000	$1,019.34	$5.51	1.10%
Class K
Actual	$1,000	$1,029.80	$4.28	0.85%
Hypothetical**	$1,000	$1,020.58	$4.26	0.85%

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	9

Expense Example

EXPENSE EXAMPLE

(unaudited)

(continued from previous page)

	Beginning Account Value November 1, 2013	Ending Account Value April 30, 2014	Expenses Paid During Period*		Annualized Expense Ratio*
Class I
Actual	$1,000	$1,032.00	$3.02		0.60%
Hypothetical**	$1,000	$1,021.82	$3.01		0.60%
Class Z
Actual	$1,000	$1,001.20	$0.05	***	0.60	%***
Hypothetical**	$1,000	$1,021.82	$3.01	***	0.60	%***
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

***	Actual expenses paid are based on the period from April 28, 2014 (commencement of distribution) and are equal to the Class’s annualized expense ratio, multiplied by 3/365 (to reflect the since inception period). Hypothetical expenses are equal to the Class’s annualized ratio, multiplied by the average account value of the period, multiplied by 181/365 (to reflect the one-half year period).

10	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Expense Example

PORTFOLIO SUMMARY

April 30, 2014 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $351.5

*	All data are as of April 30, 2014. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” securities type weightings represent 0.4% or less in the following security types: Common Stocks, Government – Sovereign Agencies, Local Governments – Municipal Bonds and Options Purchased – Puts.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	11

Portfolio Summary

PORTFOLIO OF INVESTMENTS

April 30, 2014 (unaudited)

		Principal Amount (000)	U.S. $ Value

CORPORATES – INVESTMENT GRADES – 24.3%
Industrial – 11.5%
Basic – 2.0%
Barrick North America Finance LLC 4.40%, 5/30/21	U.S.$	670	$680,248
Basell Finance Co. BV 8.10%, 3/15/27(a)		405	536,851
Cia Minera Milpo SAA 4.625%, 3/28/23(a)		598	570,247
Gerdau Trade, Inc. 4.75%, 4/15/23(a)		850	825,689
5.75%, 1/30/21(a)		107	112,618
Glencore Funding LLC 4.125%, 5/30/23(a)		745	722,865
International Paper Co. 4.75%, 2/15/22		235	257,749
7.95%, 6/15/18		236	289,776
LyondellBasell Industries NV 5.75%, 4/15/24		766	893,024
Minsur SA 6.25%, 2/07/24(a)		907	962,505
Rio Tinto Finance USA PLC 2.875%, 8/21/22		568	545,086
3.50%, 3/22/22		242	244,361
Sociedad Quimica y Minera de Chile SA 3.625%, 4/03/23(a)		562	510,860

			7,151,879

Capital Goods – 0.6%
Embraer SA 5.15%, 6/15/22		369	389,295
Odebrecht Finance Ltd. 5.125%, 6/26/22(a)		490	499,800
Owens Corning 6.50%, 12/01/16(b)		955	1,051,624

			1,940,719

Communications - Media – 1.7%
21st Century Fox America, Inc. 6.15%, 3/01/37-2/15/41		893	1,065,394
6.55%, 3/15/33		142	171,590
CBS Corp. 5.75%, 4/15/20		710	819,720
8.875%, 5/15/19		530	683,456
DirecTV Holdings LLC/DirecTV Financing Co., Inc. 3.80%, 3/15/22		252	252,200
4.45%, 4/01/24		349	354,075
4.60%, 2/15/21		565	600,162
5.20%, 3/15/20		97	107,122

12	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Globo Comunicacao e Participacoes SA 5.307%, 5/11/22(a)(c)	U.S.$	431	$454,166
NBCUniversal Enterprise, Inc. 5.25%, 3/29/49(a)		604	628,160
Time Warner Cable, Inc. 5.00%, 2/01/20		740	828,197

			5,964,242

Communications - Telecommunications – 1.7%
American Tower Corp. 5.05%, 9/01/20		1,185	1,277,806
AT&T, Inc. 5.35%, 9/01/40		233	243,076
Deutsche Telekom International Finance BV 4.875%, 3/06/42(a)		500	513,424
Rogers Communications, Inc. 4.00%, 6/06/22	CAD	130	121,370
Telefonica Emisiones SAU 5.462%, 2/16/21	U.S.$	520	585,499
Verizon Communications, Inc. 5.15%, 9/15/23		1,034	1,139,815
6.55%, 9/15/43		1,625	2,004,428

			5,885,418

Consumer Cyclical - Automotive – 0.4%
Ford Motor Credit Co. LLC 5.875%, 8/02/21		1,291	1,496,501

Consumer Cyclical - Entertainment – 0.6%
Time Warner, Inc. 4.70%, 1/15/21		600	658,076
7.625%, 4/15/31		568	773,504
Viacom, Inc. 3.875%, 4/01/24		503	507,726
5.625%, 9/15/19		240	275,061

			2,214,367

Consumer Cyclical - Other – 0.2%
Host Hotels & Resorts LP 5.25%, 3/15/22		545	598,780

Consumer Non-Cyclical – 0.6%
Bunge Ltd. Finance Corp. 5.10%, 7/15/15		130	136,170
Kroger Co. (The) 3.40%, 4/15/22		916	913,603
Reynolds American, Inc. 3.25%, 11/01/22		616	587,825
Thermo Fisher Scientific, Inc. 4.15%, 2/01/24		383	399,572

			2,037,170

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	13

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Energy – 1.8%
Encana Corp. 3.90%, 11/15/21	U.S.$	415	$430,416
Hess Corp. 7.875%, 10/01/29		85	114,257
Nabors Industries, Inc. 5.10%, 9/15/23(a)		630	668,584
Noble Energy, Inc. 8.25%, 3/01/19		1,232	1,539,106
Noble Holding International Ltd. 3.95%, 3/15/22		305	305,854
4.90%, 8/01/20		108	116,462
Reliance Holding USA, Inc. 5.40%, 2/14/22(a)		636	666,000
Transocean, Inc. 6.375%, 12/15/21		4	4,521
6.50%, 11/15/20		855	966,215
Valero Energy Corp. 6.125%, 2/01/20		770	903,903
Weatherford International Ltd./Bermuda 9.625%, 3/01/19		605	793,822

			6,509,140

Technology – 1.3%
Agilent Technologies, Inc. 5.00%, 7/15/20		217	237,751
Baidu, Inc. 2.25%, 11/28/17		363	365,876
3.25%, 8/06/18		447	456,610
Hewlett-Packard Co. 4.65%, 12/09/21		266	286,832
Motorola Solutions, Inc. 3.50%, 3/01/23		794	764,831
7.50%, 5/15/25		30	37,853
Telefonaktiebolaget LM Ericsson 4.125%, 5/15/22		1,365	1,407,094
Tencent Holdings Ltd. 3.375%, 5/02/19(a)		517	519,700
Total System Services, Inc. 2.375%, 6/01/18		344	340,884
3.75%, 6/01/23		350	334,952

			4,752,383

Transportation - Services – 0.6%
Asciano Finance Ltd. 3.125%, 9/23/15(a)		753	771,058
5.00%, 4/07/18(a)		722	778,907
Ryder System, Inc. 5.85%, 11/01/16		383	423,371

			1,973,336

			40,523,935

14	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Financial Institutions – 9.9%
Banking – 5.9%
Bank of America Corp. 2.60%, 1/15/19	U.S.$	1,053	$1,058,518
5.875%, 2/07/42		1,012	1,184,611
Barclays Bank PLC 6.625%, 3/30/22(a)	EUR	605	1,037,869
BNP Paribas SA
4.73%, 4/12/16(a)		500	724,890
5.186%, 6/29/15(a)	U.S.$	297	304,796
BPCE SA 5.70%, 10/22/23(a)		737	780,402
Compass Bank 5.50%, 4/01/20		1,339	1,418,334
Countrywide Financial Corp. 6.25%, 5/15/16		62	67,888
Credit Suisse AG 6.50%, 8/08/23(a)		794	887,716
Danske Bank A/S 5.684%, 2/15/17	GBP	230	405,710
Deutsche Bank AG 4.296%, 5/24/28	U.S.$	1,315	1,259,766
Goldman Sachs Group, Inc. (The) Series D 6.00%, 6/15/20		1,430	1,653,119
Macquarie Bank Ltd. 5.00%, 2/22/17(a)		282	308,003
Macquarie Group Ltd. 4.875%, 8/10/17(a)		668	723,577
Mizuho Financial Group Cayman 3 Ltd. 4.60%, 3/27/24(a)		1,029	1,050,125
Morgan Stanley Series G 5.50%, 7/24/20		1,030	1,168,765
Murray Street Investment Trust I 4.647%, 3/09/17		125	135,357
National Capital Trust II Delaware 5.486%, 3/23/15(a)		372	380,370
Rabobank Capital Funding Trust III 5.254%, 10/21/16(a)		430	453,650
Royal Bank of Scotland PLC (The) 9.50%, 3/16/22(a)		1,024	1,198,080
Skandinaviska Enskilda Banken AB 5.471%, 3/23/15(a)		249	253,980
Series E
7.092%, 12/21/17	EUR	805	1,283,501
Standard Chartered PLC 4.00%, 7/12/22(a)	U.S.$	1,310	1,344,060
Turkiye Garanti Bankasi AS 4.75%, 10/17/19(a)		316	316,809

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	15

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

UBS AG/Stamford CT 7.625%, 8/17/22	U.S.$	620	$736,727
Unicredit Luxembourg Finance SA 6.00%, 10/31/17(a)		563	616,486

			20,753,109

Finance – 0.3%
General Electric Capital Corp. Series A 7.125%, 6/15/22		1,000	1,150,000

Insurance – 3.0%
American International Group, Inc.
6.40%, 12/15/20		680	820,828
8.175%, 5/15/58		940	1,257,250
Coventry Health Care, Inc. 6.125%, 1/15/15		115	119,364
Guardian Life Insurance Co. of America 7.375%, 9/30/39(a)		542	740,542
Hartford Financial Services Group, Inc. (The) 4.00%, 3/30/15		280	288,546
5.50%, 3/30/20		726	829,374
Humana, Inc. 6.45%, 6/01/16		130	143,987
Lincoln National Corp. 8.75%, 7/01/19		361	469,063
MetLife Capital Trust IV 7.875%, 12/15/37(a)		590	716,850
Muenchener Rueckversicherungs AG Series E 6.25%, 5/26/42(a)	EUR	800	1,355,538
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)	U.S.$	561	861,084
Prudential Financial, Inc. 5.625%, 6/15/43		920	949,900
Swiss Reinsurance Co. via ELM BV 5.252%, 5/25/16(a)	EUR	850	1,241,157
ZFS Finance USA Trust V 6.50%, 5/09/37(a)	U.S.$	538	577,005

			10,370,488

REITS – 0.7%
HCP, Inc. 5.375%, 2/01/21		1,410	1,595,660
Trust F/1401 5.25%, 12/15/24(a)		830	839,338

			2,434,998

			34,708,595

16	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Utility – 2.6%
Electric – 0.3%
CMS Energy Corp. 5.05%, 3/15/22	U.S.$	440	$495,261
Constellation Energy Group, Inc. 5.15%, 12/01/20		260	287,709
TECO Finance, Inc. 5.15%, 3/15/20		380	420,785

			1,203,755

Natural Gas – 2.3%
DCP Midstream LLC 5.35%, 3/15/20(a)		396	428,379
Energy Transfer Partners LP 6.70%, 7/01/18		411	476,940
7.50%, 7/01/38		237	299,891
Enterprise Products Operating LLC 5.20%, 9/01/20		235	266,289
Kinder Morgan Energy Partners LP 3.95%, 9/01/22		1,460	1,468,249
4.15%, 3/01/22		339	347,926
Sunoco Logistics Partners Operations LP 5.30%, 4/01/44		460	477,449
Talent Yield Investments Ltd. 4.50%, 4/25/22(a)		1,365	1,367,002
TransCanada PipeLines Ltd. 6.35%, 5/15/67		831	863,201
Williams Cos., Inc. (The) 3.70%, 1/15/23		1,209	1,116,303
Williams Partners LP 5.25%, 3/15/20		733	814,326

			7,925,955

			9,129,710

Non Corporate Sectors – 0.3%
Agencies - Not Government Guaranteed – 0.3%
CNOOC Finance 2013 Ltd. 3.00%, 5/09/23		915	839,301
OCP SA 5.625%, 4/25/24(a)		298	298,000

			1,137,301

Total Corporates – Investment Grades (cost $79,501,370)			85,499,541

MORTGAGE PASS-THROUGHS – 18.1%
Agency Fixed Rate 30-Year – 14.4%
Federal Home Loan Mortgage Corp. Gold Series 2005
5.50%, 1/01/35		575	638,613

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	17

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2007
5.50%, 7/01/35	U.S.$	80	$88,364
Series 2013
3.50%, 6/01/43		4,026	4,088,862
Federal National Mortgage Association 3.50%, 5/01/44, TBA		12,615	12,803,240
4.00%, 5/01/44, TBA		9,488	9,940,533
4.50%, 4/01/44		1,966	2,113,958
5.00%, 5/25/44, TBA		2,264	2,482,617
5.50%, 1/01/35		1,553	1,730,607
Series 2003
5.50%, 4/01/33-7/01/33		558	621,936
Series 2004
5.50%, 4/01/34-11/01/34		321	357,061
Series 2005
5.50%, 2/01/35		241	268,419
Series 2007
4.50%, 9/01/35		191	205,729
5.50%, 8/01/37		1,013	1,127,781
Series 2012
3.50%, 1/01/43		2,667	2,709,495
Series 2013
3.50%, 12/01/42		4,318	4,397,221
Series 2014
4.50%, 2/01/44		6,382	6,864,310
Government National Mortgage Association Series 1999 8.15%, 9/15/20		88	97,891

			50,536,637

Agency Fixed Rate 15-Year – 3.2%
Federal National Mortgage Association 2.50%, 5/01/29, TBA		10,570	10,636,063
3.00%, 5/01/29, TBA		570	588,213

			11,224,276

Agency ARMs – 0.5%
Federal Home Loan Mortgage Corp. Series 2006 2.337%, 3/01/34(d)		315	337,428
2.698%, 1/01/37(b)		80	85,704
Federal National Mortgage Association Series 2007 2.332%, 3/01/34(d)		959	1,017,681
2.607%, 8/01/37(d)		364	388,313

			1,829,126

Total Mortgage Pass-Throughs (cost $62,705,919)			63,590,039

18	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS – TREASURIES – 15.2%
Australia – 4.6%
Australia Government Bond Series 120 6.00%, 2/15/17	AUD	16,133	$16,222,686

Brazil – 1.0%
Brazil Notas do Tesouro Nacional Series F 10.00%, 1/01/17	BRL	8,430	3,593,403

New Zealand – 2.5%
New Zealand Government Bond Series 1217 6.00%, 12/15/17	NZD	9,449	8,689,626

United Kingdom – 0.8%
United Kingdom Gilt 3.75%, 9/07/21(a)	GBP	1,461	2,704,299

United States – 6.3%
U.S. Treasury Bonds 3.125%, 2/15/42	U.S.$	2,300	2,174,218
3.625%, 2/15/44		735	757,739
3.75%, 11/15/43		435	458,993
4.50%, 2/15/36		2,138	2,548,324
4.625%, 2/15/40		7,940	9,679,352
U.S. Treasury Notes 1.50%, 1/31/19		3,395	3,376,698
1.75%, 5/15/22		595	565,296
2.75%, 2/15/24		2,775	2,799,281

			22,359,901

Total Governments – Treasuries (cost $51,555,251)			53,569,915

ASSET-BACKED SECURITIES – 13.6%
Autos - Fixed Rate – 8.8%
Ally Master Owner Trust Series 2013-1, Class A2 1.00%, 2/15/18		1,300	1,304,667
Series 2014-1, Class A2 1.29%, 1/15/19		1,409	1,411,347
AmeriCredit Automobile Receivables Trust Series 2011-3, Class D 4.04%, 7/10/17		900	935,999
Series 2013-1, Class A2 0.49%, 6/08/16		421	421,375
Series 2013-3, Class A3 0.92%, 4/09/18		1,695	1,696,507

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	19

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2013-4, Class A3 0.96%, 4/09/18	U.S.$	640	$641,447
Series 2013-5, Class A2A 0.65%, 3/08/17		417	417,227
ARI Fleet Lease Trust Series 2013-A, Class A2 0.70%, 12/15/15(a)		988	987,522
Series 2014-A, Class A2 0.81%, 11/15/22(a)		383	382,571
Avis Budget Rental Car Funding AESOP LLC Series 2012-3A, Class A 2.10%, 3/20/19(a)		1,005	1,015,043
Series 2014-1A, Class A 2.46%, 7/20/20(a)		1,769	1,761,974
Bank of America Auto Trust Series 2012-1, Class A4 1.03%, 12/15/16		930	935,306
Capital Auto Receivables Asset Trust Series 2013-3, Class A2 1.04%, 11/21/16		1,330	1,337,245
Series 2014-1, Class B 2.22%, 1/22/19		220	220,608
Capital Auto Receivables Asset Trust/Ally Series 2013-1, Class A2 0.62%, 7/20/16		999	999,146
CarMax Auto Owner Trust Series 2012-1, Class A3 0.89%, 9/15/16		459	459,870
Enterprise Fleet Financing LLC Series 2014-1, Class A2 0.87%, 9/20/19(a)		428	428,018
Exeter Automobile Receivables Trust Series 2012-2A, Class A 1.30%, 6/15/17(a)		410	410,599
Series 2013-1A, Class A 1.29%, 10/16/17(a)		375	376,215
Series 2014-1A, Class A 1.29%, 5/15/18(a)		510	511,383
Fifth Third Auto Trust Series 2013-A, Class A3 0.61%, 9/15/17		1,013	1,014,100
Flagship Credit Auto Trust Series 2013-1, Class A 1.32%, 4/16/18(a)		347	347,129
Ford Auto Securitization Trust Series 2011-R3A, Class A2 1.96%, 7/15/15(a)	CAD	121	110,760
Series 2013-R1A, Class A2 1.676%, 9/15/16(a)		793	724,757

20	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2013-R4A, Class A1 1.487%, 8/15/15(a)	CAD	303	$276,203
Ford Credit Auto Owner Trust Series 2012-B, Class A4 1.00%, 9/15/17	U.S.$	895	900,416
Series 2012-D, Class B 1.01%, 5/15/18		440	437,226
Ford Credit Floorplan Master Owner Trust Series 2013-1, Class A1 0.85%, 1/15/18		842	843,716
Series 2014-1, Class A1 1.20%, 2/15/19		993	992,998
Hertz Vehicle Financing LLC Series 2013-1A, Class A1 1.12%, 8/25/17(a)		880	880,836
Series 2013-1A, Class A2 1.83%, 8/25/19(a)		2,370	2,337,772
M&T Bank Auto Receivables Trust Series 2013-1A, Class A3 1.06%, 11/15/17, TBA(a)		1,199	1,202,634
Mercedes-Benz Auto Lease Trust Series 2013-A, Class A3 0.59%, 2/15/16		868	868,811
Nissan Auto Lease Trust Series 2012-B, Class A2A 0.45%, 6/15/15		179	179,372
Santander Drive Auto Receivables Trust Series 2013-3, Class C 1.81%, 4/15/19		1,248	1,252,360
Series 2013-4, Class A3 1.11%, 12/15/17		1,315	1,321,914
Series 2013-5, Class A2A 0.64%, 4/17/17		572	571,975
SMART Trust/Australia Series 2012-4US, Class A2A 0.67%, 6/14/15		219	218,615

			31,135,663

Credit Cards - Fixed Rate – 1.8%
American Express Credit Account Master Trust Series 2012-5, Class A 0.59%, 5/15/18		1,580	1,581,849
Cabela’s Master Credit Card Trust Series 2013-1A, Class A 2.71%, 2/17/26(a)		1,275	1,220,211
Chase Issuance Trust Series 2013-A1, Class A1 1.30%, 2/18/20		1,295	1,280,006
Discover Card Master Trust Series 2012-A3, Class A3 0.86%, 11/15/17		891	895,123

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	21

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

World Financial Network Credit Card Master Trust Series 2012-B, Class A 1.76%, 5/17/21	U.S.$	890	$890,321
Series 2013-A, Class A 1.61%, 12/15/21		570	565,188

			6,432,698

Credit Cards - Floating Rate – 1.3%
Barclays Dryrock Issuance Trust Series 2014-1, Class A 0.512%, 12/16/19(b)		1,119	1,119,069
First National Master Note Trust Series 2013-2, Class A 0.682%, 10/15/19(b)		882	882,044
Gracechurch Card Funding PLC Series 2012-1A, Class A2 1.053%, 2/15/17(a)(b)	EUR	1,235	1,720,682
World Financial Network Credit Card Master Trust Series 2014-A, Class A 0.532%, 12/15/19(b)	U.S.$	865	865,074

			4,586,869

Other ABS - Fixed Rate – 1.1%
CIT Equipment Collateral Series 2012-VT1, Class A3 1.10%, 8/22/16(a)		259	259,653
Series 2013-VT1, Class A3 1.13%, 7/20/20(a)		1,049	1,056,464
CNH Equipment Trust Series 2012-A, Class A3 0.94%, 5/15/17		388	389,393
Series 2013-C, Class A2 0.63%, 1/17/17		879	880,074
Series 2013-D, Class A2 0.49%, 3/15/17		1,039	1,039,853
GE Equipment Midticket LLC Series 2011-1, Class A3 1.00%, 8/24/15		110	110,242

			3,735,679

Autos - Floating Rate – 0.3%
Hertz Fleet Lease Funding LP Series 2013-3, Class A 0.70%, 12/10/27(a)(b)		990	992,955

Home Equity Loans - Floating Rate – 0.2%
Asset Backed Funding Certificates Series 2003-WF1, Class A2 1.277%, 12/25/32(b)		67	64,050

22	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

GSAA Home Equity Trust Series 2006-5, Class 2A3 0.422%, 3/25/36(b)	U.S.$	1,011	$702,943
HSBC Home Equity Loan Trust Series 2005-3, Class A1 0.412%, 1/20/35(b)		73	72,696

			839,689

Home Equity Loans - Fixed Rate – 0.1%
CitiFinancial Mortgage Securities, Inc. Series 2003-1, Class AFPT 3.86%, 1/25/33		61	62,690
Credit-Based Asset Servicing and Securitization LLC Series 2003-CB1, Class AF 3.95%, 1/25/33		127	126,177
Nationstar NIM Ltd. Series 2007-A, Class A 9.79%, 3/25/37(e)(f)		18	– 0	–

			188,867

Total Asset-Backed Securities (cost $47,970,951)			47,912,420

COMMERCIAL MORTGAGE-BACKED SECURITIES – 12.9%
Non-Agency Fixed Rate CMBS – 12.1%
Banc of America Commercial Mortgage Trust Series 2007-4, Class A1A 5.774%, 2/10/51		1,716	1,923,192
Series 2007-5, Class AM 5.772%, 2/10/51		411	445,664
CGRBS Commercial Mortgage Trust Series 2013-VN05, Class A 3.369%, 3/13/23(a)		1,305	1,295,738
Citigroup Commercial Mortgage Trust Series 2006-C4, Class A1A 5.975%, 3/15/49		366	394,379
Series 2013-GC17 5.262%, 11/10/46(a)		565	532,228
COBALT CMBS Commercial Mortgage Trust Series 2007-C3, Class A4 5.963%, 5/15/46		681	754,831
Commercial Mortgage Pass-Through Certificates Series 2013-SFS, Class A1 1.873%, 4/12/35(a)		611	594,092
Credit Suisse Commercial Mortgage Trust Series 2006-C3, Class A3 5.982%, 6/15/38		2,753	2,974,452
Series 2006-C3, Class AJ 5.982%, 6/15/38		515	516,124

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	23

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Extended Stay America Trust Series 2013-ESH7, Class A17 2.295%, 12/05/31(a)	U.S.$	890	$859,287
Greenwich Capital Commercial Funding Corp. Series 2007-GG9, Class A4 5.444%, 3/10/39		2,225	2,434,697
Series 2007-GG9, Class AM 5.475%, 3/10/39		829	893,498
GS Mortgage Securities Corp. II Series 2013-KING, Class A 2.706%, 12/10/27(a)		1,344	1,342,425
GS Mortgage Securities Trust Series 2013-G1, Class A2 3.557%, 4/10/31(a)(d)		766	744,434
JP Morgan Chase Commercial Mortgage Securities Trust Series 2004-LN2, Class A1A 4.838%, 7/15/41(a)		1,055	1,063,182
Series 2006-CB15, Class A4 5.814%, 6/12/43		2,027	2,187,053
Series 2007-CB18, Class A1A 5.431%, 6/12/47		2,241	2,464,894
Series 2007-CB19, Class AM 5.895%, 2/12/49		470	511,039
Series 2007-LD12, Class A4 5.882%, 2/15/51		1,580	1,759,132
Series 2007-LD12, Class AM 6.207%, 2/15/51		795	884,695
Series 2007-LDPX, Class A1A 5.439%, 1/15/49		2,293	2,526,604
Series 2010-C2, Class A1 2.749%, 11/15/43(a)		864	885,743
Merrill Lynch Mortgage Trust Series 2005-CIP1, Class A2 4.96%, 7/12/38		427	426,539
Series 2006-C2, Class A1A 5.739%, 8/12/43		817	893,841
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-4, Class A1A 5.166%, 12/12/49		3,073	3,335,215
Series 2007-9, Class A4 5.70%, 9/12/49		2,940	3,279,014
Motel 6 Trust Series 2012-MTL6, Class A2 1.948%, 10/05/25(a)		1,047	1,043,328
Prudential Securities Secured Financing Corp. Series 1999-NRF1, Class AEC 1.623%, 11/01/31(a)(g)(h)		4,752	200

24	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

UBS-Barclays Commercial Mortgage Trust Series 2012-C3, Class A4 3.091%, 8/10/49	U.S.$	552	$543,534
Series 2012-C4, Class A5 2.85%, 12/10/45		1,098	1,059,097
Wachovia Bank Commercial Mortgage Trust Series 2006-C25, Class A1A 5.903%, 5/15/43		2,051	2,231,428
WF-RBS Commercial Mortgage Trust Series 2013-C14, Class A5 3.337%, 6/15/46		1,142	1,132,817
Series 2014-C20, Class A2 3.036%, 5/15/47		546	561,906

			42,494,302

Non-Agency Floating Rate CMBS – 0.8%
Extended Stay America Trust Series 2013-ESFL, Class A2FL 0.853%, 12/05/31(a)(b)		685	682,662
GS Mortgage Securities Corp. II Series 2013-KYO, Class A 1.003%, 11/08/29(a)(b)		1,360	1,360,000
PFP III 2014-1 Ltd. Series 2014-1, Class A 1.325%, 6/14/31(a)(b)		707	706,500

			2,749,162

Agency CMBS – 0.0%
Government National Mortgage Association Series 2006-39, Class IO 0.115%, 7/16/46(d)(h)		3,012	24,907

Total Commercial Mortgage-Backed Securities (cost $45,023,411)			45,268,371

CORPORATES – NON-INVESTMENT GRADES – 9.6%
Industrial – 6.2%
Basic – 0.2%
Axalta Coating Systems US Holdings, Inc./Axalta Coating Systems Dutch Holding B 7.375%, 5/01/21(a)		700	768,250

Capital Goods – 1.1%
HD Supply, Inc. 8.125%, 4/15/19		585	647,888
Manitowoc Co., Inc. (The) 5.875%, 10/15/22		650	702,000
Rexam PLC 6.75%, 6/29/67(a)	EUR	360	533,258

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	25

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Sealed Air Corp. 5.25%, 4/01/23(a)	U.S.$	1,146	$1,157,460
United Rentals North America, Inc. 6.125%, 6/15/23		635	682,625

			3,723,231

Communications - Media – 0.8%
Arqiva Broadcast Finance PLC 9.50%, 3/31/20(a)	GBP	300	579,965
Intelsat Jackson Holdings SA 7.25%, 10/15/20	U.S.$	750	810,000
Quebecor Media, Inc. 5.75%, 1/15/23		391	392,955
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH 5.50%, 1/15/23(a)		750	757,500
Univision Communications, Inc. 5.125%, 5/15/23(a)		294	299,880

			2,840,300

Communications - Telecommunications – 0.9%
Sprint Corp. 7.875%, 9/15/23(a)		475	523,687
T-Mobile USA, Inc. 6.625%, 4/01/23		450	481,500
Telecom Italia Capital SA 7.175%, 6/18/19		515	597,400
Wind Acquisition Finance SA 6.50%, 4/30/20(a)		700	750,750
Windstream Corp. 6.375%, 8/01/23		750	729,375

			3,082,712

Consumer Cyclical - Other – 0.2%
MCE Finance Ltd. 5.00%, 2/15/21(a)		235	234,413
MGM Resorts International 7.75%, 3/15/22		580	673,090

			907,503

Consumer Cyclical - Retailers – 0.3%
Cash America International, Inc. 5.75%, 5/15/18		480	480,000
CST Brands, Inc. 5.00%, 5/01/23		470	465,300

			945,300

Consumer Non-Cyclical – 0.7%
Care UK Health & Social Care PLC 9.75%, 8/01/17(a)	GBP	315	564,820
First Quality Finance Co., Inc. 4.625%, 5/15/21(a)	U.S.$	475	448,875

26	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Priory Group No 3 PLC 7.00%, 2/15/18(a)	GBP	310	$552,191
Tenet Healthcare Corp. 6.00%, 10/01/20(a)	U.S.$	415	435,750
Voyage Care Bondco PLC 6.50%, 8/01/18(a)	GBP	320	563,250

			2,564,886

Energy – 0.8%
Cimarex Energy Co. 5.875%, 5/01/22	U.S.$	395	429,563
Denbury Resources, Inc. 4.625%, 7/15/23		492	468,015
Offshore Group Investment Ltd. 7.125%, 4/01/23		671	660,935
QEP Resources, Inc. 5.375%, 10/01/22		455	456,137
Seven Generations Energy Ltd. 8.25%, 5/15/20(a)		610	666,425

			2,681,075

Other Industrial – 0.2%
General Cable Corp. 6.50%, 10/01/22(a)		655	656,638

Services – 0.1%
Sabre GLBL, Inc. 8.50%, 5/15/19(a)		357	393,593

Technology – 0.3%
Audatex North America, Inc. 6.00%, 6/15/21(a)		630	675,675
Numericable Group SA 5.375%, 5/15/22(a)	EUR	222	319,156

			994,831

Transportation - Airlines – 0.2%
Air Canada 6.75%, 10/01/19(a)	U.S.$	640	689,600

Transportation - Services – 0.4%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.50%, 4/01/23		670	679,212
Hertz Corp. (The) 5.875%, 10/15/20		620	657,200

			1,336,412

			21,584,331

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	27

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Financial Institutions – 2.3%
Banking – 1.6%
ABN AMRO Bank NV 4.31%, 3/10/16	EUR	340	$478,774
Bank of America Corp. Series U 5.20%, 6/01/23	U.S.$	446	419,240
Barclays Bank PLC 7.625%, 11/21/22		810	919,856
Citigroup, Inc. 5.95%, 1/30/23		797	788,034
Credit Agricole SA 7.875%, 1/23/24(a)		249	267,053
Credit Suisse Group AG 7.50%, 12/11/23(a)		363	394,762
HBOS Capital Funding LP 4.939%, 5/23/16	EUR	910	1,224,613
LBG Capital No.1 PLC 8.00%, 6/15/20(a)	U.S.$	254	275,717
Lloyds Banking Group PLC 7.50%, 6/27/24		402	420,090
Societe Generale SA 4.196%, 1/26/15	EUR	232	325,003
5.922%, 4/05/17(a)	U.S.$	130	138,288

			5,651,430

Finance – 0.4%
Aviation Capital Group Corp. 7.125%, 10/15/20(a)		552	619,320
SLM Corp. 7.25%, 1/25/22		99	109,024
Series A
5.375%, 5/15/14		710	710,923

			1,439,267

Insurance – 0.1%
American Equity Investment Life Holding Co. 6.625%, 7/15/21		430	460,637

REITS – 0.2%
Felcor Lodging LP 6.75%, 6/01/19		615	658,050

			8,209,384

Utility – 1.1%
Electric – 0.5%
AES Corp./VA 7.375%, 7/01/21		580	664,100
NRG Energy, Inc. 7.875%, 5/15/21		595	659,706
Techem Energy Metering Service GmbH & Co. KG 7.875%, 10/01/20(a)	EUR	355	553,359

			1,877,165

28	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Natural Gas – 0.6%
Hiland Partners LP/Hiland Partners Finance Corp. 7.25%, 10/01/20(a)	U.S.$	45	$49,050
ONEOK, Inc. 4.25%, 2/01/22		877	851,715
Regency Energy Partners LP/Regency Energy Finance Corp. 4.50%, 11/01/23		135	127,237
5.75%, 9/01/20		420	436,800
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 6.375%, 8/01/22		440	470,800

			1,935,602

			3,812,767

Total Corporates – Non-Investment Grades (cost $31,515,452)			33,606,482

COLLATERALIZED MORTGAGE OBLIGATIONS – 3.8%
Non-Agency Floating Rate – 2.4%
Chevy Chase Funding LLC Mortgage-Backed Certificates Series 2006-2A, Class A2 0.332%, 4/25/47(a)(b)		661	464,376
Deutsche Alt-A Securities Mortgage Loan Trust Series 2006-AR4, Class A2 0.342%, 12/25/36(b)		1,068	654,733
Fannie Mae Connecticut Avenue Securities Series 2014-C01, Class M2 4.552%, 1/25/24(b)		422	465,111
HomeBanc Mortgage Trust Series 2005-1, Class A1 0.402%, 3/25/35(b)		559	475,413
Impac Secured Assets CMN Owner Trust Series 2005-2, Class A2D 0.582%, 3/25/36(b)		598	415,372
IndyMac Index Mortgage Loan Trust Series 2006-AR15, Class A1 0.272%, 7/25/36(b)		801	615,855
Series 2006-AR27, Class 2A2
0.352%, 10/25/36(b)		850	723,829
Residential Accredit Loans, Inc. Series 2007-QO2, Class A1
0.302%, 2/25/47(b)		708	408,621
Series 2007-QS4, Class 2A4
0.492%, 3/25/37(b)		1,043	389,507
Residential Asset Securitization Trust Series 2006-A4, Class 2A7
1.052%, 5/25/36(b)		523	415,204

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	29

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Structured Agency Credit Risk Debt Notes Series 2013-DN2, Class M2
4.402%, 11/25/23(b)	U.S.$	1,040	$1,123,376
Series 2014-DN1, Class M3 4.652%, 2/25/24(b)		585	646,115
Washington Mutual Mortgage Pass-Through Certificates Series 2007-OA1, Class A1A 0.826%, 2/25/47(b)		1,388	1,125,635
Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-10, Class 2A3 1.052%, 11/25/35(b)		442	329,240

			8,252,387

Non-Agency Fixed Rate – 1.4%
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 2.602%, 5/25/35		799	769,828
Countrywide Home Loan Mortgage Pass-Through Trust Series 2007-HYB2, Class 3A1 2.658%, 2/25/47		800	648,382
First Horizon Alternative Mortgage Securities Trust Series 2006-FA3, Class A9 6.00%, 7/25/36		692	596,013
GE Equipment Small Ticket LLC Series 2014-1A, Class A2 0.59%, 8/24/16(a)		790	789,930
JP Morgan Alternative Loan Trust Series 2006-A3, Class 2A1 2.609%, 7/25/36		1,140	869,635
Residential Accredit Loans, Inc. Series 2006-QS10, Class A9 6.50%, 8/25/36		406	342,840
Structured Asset Securities Corp. Series 2002-3, Class B3 6.50%, 3/25/32		1,002	858,490

			4,875,118

Agency Fixed Rate – 0.0%
Fannie Mae Grantor Trust Series 2004-T5, Class AB4 0.717%, 5/28/35		65	58,537

Total Collateralized Mortgage Obligations (cost $13,958,744)			13,186,042

30	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

AGENCIES – 3.3%
Agency Debentures – 3.3%
Federal National Mortgage Association 6.25%, 5/15/29 (cost $10,670,090)	U.S.$	8,610	$11,517,916

INFLATION-LINKED SECURITIES – 2.5%
United States – 2.5%
U.S. Treasury Inflation Index 0.125%, 4/15/16 (TIPS) (cost $8,888,372)		8,716	8,964,843

QUASI-SOVEREIGNS – 2.4%
Quasi-Sovereign Bonds – 2.4%
Chile – 0.1%
Empresa de Transporte de Pasajeros Metro SA 4.75%, 2/04/24(a)		358	373,846

China – 0.3%
Sinopec Group Overseas Development 2013 Ltd. 4.375%, 10/17/23(a)		1,095	1,111,775

Indonesia – 0.2%
Perusahaan Listrik Negara PT 5.50%, 11/22/21(a)		639	649,384

Kazakhstan – 0.3%
KazMunayGas National Co. JSC 7.00%, 5/05/20(a)		790	887,763

Malaysia – 0.4%
Petronas Capital Ltd. 5.25%, 8/12/19(a)		1,385	1,551,502

Mexico – 0.3%
Petroleos Mexicanos 3.50%, 7/18/18-1/30/23		904	913,251

South Korea – 0.4%
Korea National Oil Corp. 3.125%, 4/03/17(a)		1,365	1,416,127

United Arab Emirates – 0.4%
IPIC GMTN Ltd. 3.75%, 3/01/17(a)		1,365	1,446,900

Total Quasi-Sovereigns (cost $7,858,394)			8,350,548

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	31

Portfolio of Investments

Company		Shares	U.S. $ Value

PREFERRED STOCKS – 1.3%
Financial Institutions – 1.3%
Banking – 1.1%
Morgan Stanley 7.125%		35,000	$955,500
PNC Financial Services Group, Inc. (The) 6.125%		45,000	1,208,700
State Street Corp. Series D 5.90%		14,525	377,069
US Bancorp/MN Series F 6.50%		45,000	1,298,250

			3,839,519

Insurance – 0.2%
Allstate Corp. (The) 5.10%		32,200	808,864

Total Preferred Stocks (cost $4,607,429)			4,648,383

		Principal Amount (000)
GOVERNMENTS – SOVEREIGN BONDS – 0.7%
Indonesia – 0.1%
Indonesia Government International Bond 3.375%, 4/15/23(a)	U.S.$	550	498,437

Qatar – 0.4%
Qatar Government International Bond 4.50%, 1/20/22(a)		1,108	1,203,510

Turkey – 0.2%
Turkey Government International Bond 4.875%, 4/16/43		903	821,920

Total Governments – Sovereign Bonds (cost $2,536,062)			2,523,867

EMERGING MARKETS – CORPORATE BONDS – 0.5%
Industrial – 0.5%
Communications - Telecommunications – 0.1%
Comcel Trust 6.875%, 2/06/24(a)		207	216,574

Consumer Non-Cyclical – 0.3%
Marfrig Overseas Ltd. 9.50%, 5/04/20(a)		730	742,775

32	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Virgolino de Oliveira Finance Ltd. 10.50%, 1/28/18(a)	U.S.$	660	$483,450

			1,226,225

Energy – 0.1%
Pacific Rubiales Energy Corp. 5.125%, 3/28/23(a)		281	273,362

Total Emerging Markets – Corporate Bonds (cost $1,589,429)			1,716,161

LOCAL GOVERNMENTS – MUNICIPAL BONDS – 0.4%
United States – 0.4%
California GO 7.625%, 3/01/40 (cost $985,778)		970	1,378,118

		Shares
COMMON STOCKS – 0.2%
Mt. Logans (i) ^ (cost $700,000)		700	712,350

		Principal Amount (000)
GOVERNMENTS – SOVEREIGN AGENCIES – 0.1%
Ireland – 0.1%
Bank of Ireland Series MPLE 2.054%, 9/22/15(b) (cost $497,575)	CAD	565	494,867

		Notional Amount (000)
OPTIONS PURCHASED – PUTS – 0.0%
Swaptions – 0.0%
IRS Swaption, Morgan Stanley Capital Services LLC Expiration: May 2014, Pay 3.183% Receive 3-month LIBOR (BBA)(j) (premiums paid $17,500)	U.S.$	14,000	– 0	–

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	33

Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 1.8%
Investment Companies – 1.8%
AllianceBerstein Fixed-Income Shares Inc. – Government STIF Portfolio, 0.07%(k) (cost $6,362,540)	6,362,540	$6,362,540

Total Investments – 110.7% (cost $376,944,266)		389,302,403
Other assets less liabilities – (10.7)%		(37,769,733)

Net Assets – 100.0%		$351,532,670

FUTURES (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at April 30, 2014	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. Long Bond (CBT) Futures	6	June 2014	$792,947	$809,625	$16,678
U.S. T-Note 10 Yr (CBT) Futures	68	June 2014	8,412,173	8,460,688	48,515

Sold Contracts
U.S. T-Note 2 Yr (CBT) Futures	80	June 2014	17,552,370	17,590,000	(37,630)
U.S. T-Note 5 Yr (CBT) Futures	13	June 2014	1,545,252	1,552,890	(7,638)

					$19,925

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	PLN	12,422	USD	4,090	5/21/14	$(8,843)
BNP Paribas SA	NZD	2,703	USD	2,306	5/09/14	(23,623)
BNP Paribas SA	JPY	363,375	USD	3,570	5/23/14	15,148
BNP Paribas SA	AUD	17,649	USD	16,439	5/30/14	74,416
BNP Paribas SA	USD	4,101	MYR	13,422	5/30/14	6,888
BNP Paribas SA	USD	2,052	PEN	5,761	6/16/14	(11,331)
Citibank, NA	USD	512	GBP	310	5/08/14	11,518
Citibank, NA	USD	565	PLN	1,723	5/21/14	2,983
Credit Suisse International	GBP	1,831	USD	3,043	5/08/14	(47,648)
Credit Suisse International	EUR	6,392	USD	8,815	6/04/14	(51,810)
Deutsche Bank AG	CAD	2,095	USD	1,913	5/23/14	2,014
Deutsche Bank AG	JPY	176,272	USD	1,726	5/23/14	1,722
Deutsche Bank AG	USD	186	CAD	206	5/23/14	1,158
Goldman Sachs Bank USA	BRL	8,874	USD	3,660	5/05/14	(319,711)
Goldman Sachs Bank USA	USD	3,969	BRL	8,874	5/05/14	11,124
Goldman Sachs Bank USA	GBP	1,604	USD	2,669	5/08/14	(38,981)
Goldman Sachs Bank USA	USD	693	BRL	1,574	7/02/14	912
HSBC Bank USA	BRL	6,486	USD	2,771	5/05/14	(138,481)
HSBC Bank USA	USD	2,901	BRL	6,486	5/05/14	8,131
Royal Bank of Scotland PLC	BRL	2,565	USD	1,147	5/05/14	(3,215)
Royal Bank of Scotland PLC	USD	1,079	BRL	2,565	5/05/14	71,185
Royal Bank of Scotland PLC	NZD	7,550	USD	6,529	5/09/14	22,269
State Street Bank & Trust Co.	USD	1,356	BRL	3,025	5/05/14	31
State Street Bank & Trust Co.	USD	1	EUR	1	6/04/14	1

34	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
UBS AG	BRL	9,771	USD	4,370	5/05/14	$(12,248)
UBS AG	USD	4,367	BRL	9,771	5/05/14	15,178
UBS AG	BRL	9,771	USD	4,296	7/02/14	(12,852)

						$(424,065)

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Clearing Broker/ (Exchange)	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., LLC/(CME Group)	$2,630	1/14/24	2.980%	3 Month LIBOR	$(84,851)
Morgan Stanley & Co., LLC/(CME Group)	2,300	2/14/24	2.889%	3 Month LIBOR	(46,653)

					$(131,504)

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at April 30, 2014	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Credit Suisse International:
Anadarko Petroleum Corp., 5.95%, 9/15/16, 9/20/17*	1.00%	0.43%	$1,360	$27,175	$(32,450)	$59,625

*	Termination date

CROSS CURRENCY SWAPS (see Note D)

Counterparty	Expiration Date	Pay Currency	Pay Rate	Receive Currency	Receive Rate	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	2/15/15	EUR	1 Month EURIBOR Plus a Specified Spread	USD	1 Month LIBOR Plus a Specified Spread	$(70,989)

INTEREST RATE SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank, NA	$5,590	1/30/17	1.059%	3 Month LIBOR	$(45,546)
JPMorgan Chase Bank, NA	6,230	2/07/22	2.043%	3 Month LIBOR	150,368

					$104,822

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	35

Portfolio of Investments

^	The security is subject to a 12 month lock-up period, after which semi-annual redemptions are permitted.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2014, the aggregate market value of these securities amounted to $85,343,037 or 24.3% of net assets.

(b)	Floating Rate Security. Stated interest rate was in effect at April 30, 2014.

(c)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at April 30, 2014.

(d)	Variable rate coupon, rate shown as of April 30, 2014.

(e)	Fair valued by the Adviser.

(f)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security, which represents 0.00% of net assets as of April 30, 2014, is considered illiquid and restricted.

Restricted Securities	Acquisition Date	Cost	Market Value		Percentage of Net Assets
Nationstar NIM Ltd. Series 2007-A, Class A 9.79%, 3/25/37	4/04/07	$17,607	$	— 0 —	0.00%

(g)	Illiquid security.

(h)	IO - Interest Only

(i)	Restricted and illiquid security.

Restricted Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Mt. Logan Re (Preference Shares)	1/02/14	$700,000	$712,350	0.20%

(j)	Non-income producing security.

(k)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

EUR – Euro

GBP – Great British Pound

JPY – Japanese Yen

MYR – Malaysian Ringgit

NZD – New Zealand Dollar

PEN – Peruvian Nuevo Sol

PLN – Polish Zloty

USD – United States Dollar

Glossary:

ABS – Asset-Backed Securities

ARMs – Adjustable Rate Mortgages

BBA – British Bankers Association

CBT – Chicago Board of Trade

CMBS – Commercial Mortgage-Backed Securities

CME – Chicago Mercantile Exchange

EURIBOR – Euro Interbank Offered Rate

GO – General Obligation

IRS – Interest Rate Swaption

JSC – Joint Stock Company

LIBOR – London Interbank Offered Rates

REIT – Real Estate Investment Trust

RTP – Right to Pay

TBA – To Be Announced

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

36	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

April 30, 2014 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $370,581,726)	$382,939,863
Affiliated issuers (cost $6,362,540)	6,362,540
Cash	5,160
Due from broker	182,745	(a)
Foreign currencies, at value (cost $1,464)	946
Interest and dividends receivable	3,034,728
Receivable for investment securities sold	1,889,788
Unrealized appreciation of forward currency exchange contracts	244,678
Unrealized appreciation on interest rate swaps	150,368
Receivable for capital stock sold	69,794
Unrealized appreciation on credit default swaps	59,625
Receivable for variation margin on futures	20,602

Total assets	394,960,837

Liabilities
Payable for investment securities purchased and foreign currency transactions	41,701,831
Unrealized depreciation of forward currency exchange contracts	668,743
Payable for capital stock redeemed	253,405
Dividends payable	252,373
Distribution fee payable	112,211
Transfer Agent fee payable	91,616
Unrealized depreciation on cross currency swaps	70,989
Advisory fee payable	61,378
Unrealized depreciation on interest rate swaps	45,546
Upfront premium received on credit default swaps	32,450
Payable for variation margin on centrally cleared interest rate swaps	18,872
Administrative fee payable	15,366
Upfront premium received on cross currency swaps	988
Accrued expenses	102,399

Total liabilities	43,428,167

Net Assets	$351,532,670

Composition of Net Assets
Capital stock, at par	$31,557
Additional paid-in capital	365,708,361
Undistributed net investment income	766,745
Accumulated net realized loss on investment and foreign currency transactions	(26,900,038)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	11,926,045

	$351,532,670

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	37

Statement of Assets & Liabilities

Net Asset Value Per Share—21 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$287,583,310	25,810,943	$11.14	*

B	$3,991,815	358,144	$11.15

C	$43,896,195	3,947,157	$11.12

Advisor	$9,555,539	857,323	$11.15

R	$2,165,711	194,381	$11.14

K	$4,303,418	385,964	$11.15

I	$26,668	2,390	$11.16

Z	$10,014	897	$11.16

(a)	Represents amount on deposit at the broker as collateral for open derivative contracts.

*	The maximum offering price per share for Class A shares was $11.63 which reflects a sales charge of 4.25%.

See notes to financial statements.

38	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2014 (unaudited)

Investment Income
Interest	$8,428,001
Dividends
Unaffiliated issuers	125,313
Affiliated issuers	5,345
Consent fee income	10,050	$8,568,709

Expenses
Advisory fee (see Note B)	902,045
Distribution fee—Class A	434,415
Distribution fee—Class B	22,984
Distribution fee—Class C	224,648
Distribution fee—Class R	5,588
Distribution fee—Class K	4,698
Transfer agency—Class A	267,836
Transfer agency—Class B	4,791
Transfer agency—Class C	42,863
Transfer agency—Advisor Class	49,456
Transfer agency—Class R	2,673
Transfer agency—Class K	2,441
Transfer agency—Class I	8
Custodian	111,404
Registration fees	35,564
Printing	34,815
Audit	28,115
Administrative	27,191
Legal	18,979
Directors’ fees	4,872
Miscellaneous	10,605

Total expenses	2,235,991
Less: expenses waived and reimbursed by the Adviser (see Note B)	(340,921)

Net expenses		1,895,070

Net investment income		6,673,639

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		5,637,775
Futures		(203,555)
Swaps		143,165
Foreign currency transactions		(524,822)
Net change in unrealized appreciation/ depreciation of:
Investments		(183,396)
Futures		27,849
Swaps		(194,958)
Foreign currency denominated assets and liabilities and other assets		(168,556)

Net gain on investment and foreign currency transactions		4,533,502

Net Increase in Net Assets from Operations		$11,207,141

See notes to financial statements.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	39

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

Six Months Ended April 30, 2014 (unaudited)	Year Ended October 31, 2013
Increase (Decrease) in Net Assets from Operations
Net investment income	$6,673,639	$11,275,649
Net realized gain on investment and foreign currency transactions	5,052,563	4,372,364
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities and other assets	(519,061)	(21,434,180)

Net increase (decrease) in net assets from operations	11,207,141	(5,786,167)
Dividends to Shareholders from
Net investment income
Class A	(4,835,665)	(9,324,764)
Class B	(60,500)	(150,141)
Class C	(594,744)	(1,130,651)
Advisor Class	(994,565)	(2,685,254)
Class R	(35,018)	(60,986)
Class K	(63,725)	(102,506)
Class I	(260)	(2,287)
Class Z	(3)	– 0	–
Capital Stock Transactions
Net decrease	(86,891,461)	(89,351,728)
Capital Contributions
Proceeds from third party regulatory settlement (see Note E)	– 0	–	621,752

Total decrease	(82,268,800)	(107,972,732)
Net Assets
Beginning of period	433,801,470	541,774,202

End of period (including undistributed net investment income of $766,745 and $677,586, respectively)	$351,532,670	$433,801,470

See notes to financial statements.

40	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

April 30, 2014 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Bond Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund, which is a Maryland corporation, operates as a series company comprised of seven portfolios currently in operation: the Intermediate Bond Portfolio, the Bond Inflation Strategy Portfolio, the Municipal Bond Inflation Strategy Portfolio, the Real Asset Strategy Portfolio, the Limited Duration High Income Portfolio, the Government Reserves Portfolio, and the Tax-Aware Fixed Income Portfolio. They are each diversified Portfolios, with the exception of the Limited Duration High Income Portfolio, which is non-diversified. The Government Reserves Portfolio commenced operations on May 1, 2013. The Tax-Aware Fixed Income Portfolio commenced operations on December 11, 2013. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the Intermediate Bond Portfolio (the “Portfolio”). The Portfolio offers Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, and Class Z shares. Effective April 28, 2014 the fund commenced offering of Class Z shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Portfolio to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Portfolio’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	41

Notes to Financial Statements

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less. If the original term to maturity exceeded 60 days, the securities are valued by a pricing service, if a market price is available. If a market price is not available, the securities are valued by using amortized cost as of the 61st day prior to maturity. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because

42	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Options and warrants are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	43

Notes to Financial Statements

particular model to value an option or a warrant depends upon the contractual terms of, and specific risks inherent in, the option or warrant as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options will be classified as Level 2. For options or warrants that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options and warrants are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

44	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of April 30, 2014:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Corporates—Investment Grades	$	– 0	–	$85,499,541		$	– 0	–	$85,499,541
Mortgage Pass-Throughs		– 0	–	63,590,039			– 0	–	63,590,039
Governments—Treasuries		– 0	–	53,569,915			– 0	–	53,569,915
Asset-Backed Securities		– 0	–	43,148,185			4,764,235	^	47,912,420
Commercial Mortgage-Backed Securities		– 0	–	38,029,464			7,238,907		45,268,371
Corporates—Non-Investment Grades		– 0	–	33,126,482			480,000		33,606,482
Collateralized Mortgage Obligations		– 0	–	58,537			13,127,505		13,186,042
Agencies		– 0	–	11,517,916			– 0	–	11,517,916
Inflation-Linked Securities		– 0	–	8,964,843			– 0	–	8,964,843
Quasi-Sovereigns		– 0	–	8,350,548			– 0	–	8,350,548
Preferred Stocks		4,648,383		– 0	–		– 0	–	4,648,383
Governments—Sovereign Bonds		– 0	–	2,523,867			– 0	–	2,523,867
Emerging Markets—Corporate Bonds		– 0	–	1,716,161			– 0	–	1,716,161
Local Governments—Municipal Bonds		– 0	–	1,378,118			– 0	–	1,378,118
Common Stocks		– 0	–	– 0	–		712,350		712,350
Governments—Sovereign Agencies		– 0	–	494,867			– 0	–	494,867
Options Purchased—Puts		– 0	–	– 0	–^		– 0	–	– 0	–
Short-Term Investments		6,362,540		– 0	–		– 0	–	6,362,540

Total Investments in Securities		11,010,923		351,968,483			26,322,997		389,302,403
Other Financial Instruments*:
Assets:
Futures		65,193		– 0	–		– 0	–	65,193	#
Forward Currency Exchange Contracts		– 0	–	244,678			– 0	–	244,678
Credit Default Swaps		– 0	–	59,625			– 0	–	59,625
Interest Rate Swaps		– 0	–	150,368			– 0	–	150,368
Liabilities:
Futures		(45,268)		– 0	–		– 0	–	(45,268	)#
Forward Currency Exchange Contracts		– 0	–	(668,743)			– 0	–	(668,743)
Centrally Cleared Interest Rate Swaps		– 0	–	(131,504)			– 0	–	(131,504	)#
Cross Currency Swaps		– 0	–	– 0	–		(70,989)		(70,989)
Interest Rate Swaps		– 0	–	(45,546)			– 0	–	(45,546)

Total+		$11,030,848		$351,577,361			$26,252,008		$388,860,217

^	The Portfolio held securities with zero market value at period end.

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange traded derivatives in the portfolio of investments.

+	There were no transfers between Level 1 and Level 2 during the reporting period.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	45

Notes to Financial Statements

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Asset-Backed Securities^		Commercial Mortgage-Backed Securities		Corporates - Non-Investment Grades
Balance as of 10/31/13	$3,931,856		$6,470,698			$458,400
Accrued discounts/(premiums)	7,248		(410)			1,220
Realized gain (loss)	13,091		48,509			– 0	–
Change in unrealized appreciation/depreciation	40,120		(30,395)			20,380
Purchases	2,088,457		1,797,917			– 0	–
Sales	(1,316,537)		(1,047,412)			– 0	–
Settlements	– 0	–	– 0	–		– 0	–
Transfers in to Level 3	– 0	–	– 0	–		– 0	–
Transfers out of Level 3	– 0	–	– 0	–		– 0	–

Balance as of 4/30/14	$4,764,235		$7,238,907			$480,000

Net change in unrealized appreciation/depreciation from Investments held as of 4/30/14*	$40,120		$(26,948)			$20,380

	Collateralized Mortgage Obligations		Common Stocks		Centrally Cleared Interest Rate Swaps
Balance as of 10/31/13	$11,369,217		$ – 0	–		$(56,082)
Accrued discounts/(premiums)	53,388		– 0	–		– 0	–
Realized gain (loss)	(23,006)		– 0	–		(22,677)
Change in unrealized appreciation/depreciation	476,986		12,350			56,082
Purchases	2,851,010		700,000			– 0	–
Sales	(1,600,090)		– 0	–		– 0	–
Settlements	– 0	–	– 0	–		22,677
Transfers in to Level 3	– 0	–	– 0	–		– 0	–
Transfers out of Level 3	– 0	–	– 0	–		– 0	–

Balance as of 4/30/14	$13,127,505		$712,350		$	– 0	–

Net change in unrealized appreciation/depreciation from Investments held as of 4/30/14*	$419,654		$12,350		$	– 0	–

46	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

	Cross Currency Swaps		Total
Balance as of 10/31/13	$(45,731)		$22,128,358
Accrued discounts/(premiums)	– 0	–	61,446
Realized gain (loss)	631		16,548
Change in unrealized appreciation/depreciation	(25,258)		550,265
Purchases	– 0	–	7,437,384
Sales	– 0	–	(3,964,039)
Settlements	(631)		22,046
Transfers in to Level 3	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 4/30/14	$(70,989)		$26,252,008

Net change in unrealized appreciation/depreciation from Investments held as of 4/30/14*	$(25,258)		$440,298

^	The Portfolio held securities with zero market value at period end.

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

The following presents information about significant unobservable inputs related to the Portfolio with material categories of Level 3 investments at April 30, 2014:

Quantitative Information about Level 3 Fair Value Measurements
	Fair Value at 4/30/14			Valuation Technique	Unobservable Input	Range/ Weighted Average
Asset-Backed Securities		$4,764,235		Third Party Vendor	Evaluated Quotes	$69.55-$102.05/ $95.66

	$	– 0	–	Qualitative Assessment		$0.00/ N/A
Commercial Mortgage-Backed Securities		$5,970,501		Third Party Vendor	Evaluated Quotes	$0.00-$111.28/ $106.60

		$1,268,406		Qualitative Assessment	Transaction Price	$100.00-$103.00/ $101.33
Corporates—Non-Investment Grades		$480,000		Third Party Vendor	Evaluated Quotes	$100.00/ N/A

Collateralized Mortgage Obligations		$13,127,505		Third Party Vendor	Evaluated Quotes	$37.34-$110.45/ $84.39

Common Stocks		$712,350		Practical Expediant	NAV	$1,017.64/ N/A

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	47

Notes to Financial Statements

Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized

48	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	49

Notes to Financial Statements

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion, ..40% of the next $2.5 billion and .35% in excess of $5 billion, of the Portfolio’s average daily net assets. Effective February 1, 2013 (effective April 28, 2014 for Class Z shares), the Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (the “Expense Caps”) to .90%, 1.60%, 1.60%, .60%, 1.10%, .85%, .60%, and .60% of the daily average net assets for the Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, and Class Z shares, respectively. Prior to February 1, 2013, the Expense Caps were 85%, 1.55%, 1.55%, .55%, 1.05%, .80% and .55% of the daily average net assets for the Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. This waiver extends through January 31, 2015 and then may be extended by the Adviser for additional one year terms. For the six months ended April 30, 2014, such reimbursement waivers amounted to $340,921.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the six months ended April 30, 2014, the reimbursement for such services amounted to $27,191.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $161,703 for the six months ended April 30, 2014.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Portfolio’s shares. The Distributor has advised the Portfolio that it has retained front-end sales charges of $1,893 from the sale of Class A shares and received $1,686, $797 and $288 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended April 30, 2014.

The Portfolio may invest in the AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no

50	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

investment management fees but does bear its own expenses. A summary of the Portfolio’s transactions in shares of the Government STIF Portfolio for the six months ended April 30, 2014 is as follows:

Market Value October 31, 2013 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value April 30, 2014 (000)	Dividend Income (000)
$ 23,337	$101,160	$118,134	$6,363	$5

Brokerage commissions paid on investment transactions for the six months ended April 30, 2014 amounted to $2,246, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Portfolio has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Portfolio’s average daily net assets attributable to Class A shares, 1% of the Portfolio’s average daily net assets attributable to both Class B and Class C shares, .50% of the Portfolio’s average daily net assets attributable to Class R shares and .25% of the Portfolio’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class, Class I and Class Z shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Portfolio’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amounts of $0, $994,649, $117,838 and $47,125 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2014 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$71,064,200	$122,436,411
U.S. government securities	332,772,189	358,176,023

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	51

Notes to Financial Statements

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

Gross unrealized appreciation	$15,017,740
Gross unrealized depreciation	(2,659,603)

Net unrealized appreciation	$12,358,137

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the

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Notes to Financial Statements

notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended April 30, 2014, the Portfolio held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended April 30, 2014, the Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Portfolio may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	53

Notes to Financial Statements

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

For the six months ended April 30, 2014, the Portfolio had no transactions in written options.

During the six months ended April 30, 2014, the Portfolio held purchased options for hedging and non-hedging purposes.

•	Swaps

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the

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Notes to Financial Statements

counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded swaps is generally less than privately negotiated swaps, since the clearinghouse, which is the issuer or counterparty to each exchange-traded swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	55

Notes to Financial Statements

prevailing market rates, the Portfolio may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended April 30, 2014, the Portfolio held interest rate swaps for hedging and non-hedging purposes.

Currency Swaps:

The Portfolio may invest in currency swaps for hedging purposes to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”. Currency swaps involve the individually negotiated exchange by a Portfolio with another party of a series of payments in specified currencies. Actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction. Therefore, the entire principal value of a currency swap is subject to the risk that the swap counterparty will default on its contractual delivery obligations.

During the six months ended April 30, 2014, the Portfolio held currency swaps for hedging purposes.

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an

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Notes to Financial Statements

amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

During the six months ended April 30, 2014, the Portfolio held credit default swaps for hedging and non-hedging purposes.

Implied credit spreads utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

At April 30, 2014, the Portfolio had Sale Contracts outstanding with a Maximum Payout Amount of $1,360,000, with net unrealized appreciation of $59,625, and a term of less than four years, as reflected in the portfolio of investments.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swap agreements entered into by the Portfolio for the same reference obligation with the same counterparty. As of April 30, 2014, the Portfolio did not have Buy Contracts outstanding with respect to the same referenced obligation and same counterparty for its Sale Contracts outstanding.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	57

Notes to Financial Statements

ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as exchange-traded derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. As of April 30, 2014, the Portfolio had OTC derivatives with contingent features in net liability positions in the amount of $639,043. If a trigger event had occurred at April 30, 2014, for those derivatives in a net liability position, an amount of $639,043 would be required to be posted by the Portfolio.

At April 30, 2014, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$65,193	*	Receivable/Payable for variation margin on futures	$45,268	*

Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	244,678		Unrealized depreciation of forward currency exchange contracts	668,743

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Notes to Financial Statements

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unrealized appreciation on interest rate swaps	$150,368	Unrealized depreciation on interest rate swaps	$45,546

Interest rate contracts			Receivable/Payable for variation margin on centrally cleared interest rate swaps	131,504	*

Foreign exchange contracts			Unrealized depreciation of currency swaps	70,989

Credit contracts	Unrealized appreciation on credit default swaps	59,625

Total		$519,864		$962,050

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the six months ended April 30, 2014:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(203,555)	$27,849

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	82,264	(173,609)

Interest rate contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation on investments	0	(17,500)

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	59

Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(122,940)	$18,632

Foreign exchange contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	1,155	(25,258)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	264,950	(188,332)

Total		$21,874	$(358,218)

The following table represents the volume of the Portfolio’s derivative transactions during the six months ended April 30, 2014:

Futures:
Average original value of buy contracts	$5,285,170
Average original value of sale contracts	$10,391,913

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$8,041,445
Average principal amount of sale contracts	$38,842,165

Purchased Options:
Average monthly cost	$17,500	(a)

Interest Rate Swaps:
Average notional amount	$11,820,000

Centrally Cleared Interest Rate Swaps:
Average notional amount	$17,756,667	(b)

Cross Currency Swaps:
Average notional amount	$1,637,610

Credit Default Swaps:
Average notional amount of sale contracts	$1,360,000

Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$23,605,000	(c)
Average notional amount of sale contracts	$8,136,667	(b)

(a)	Positions were open for less than one month during the period.

(b)	Positions were open for five months during the period.

(c)	Positions were open for two months during the period.

60	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held during the reporting period were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Portfolio as of April 30, 2014:

Counterparty	Derivative Assets Subject to MA	Derivative Available for Offset		Cash Collateral Received			Securities Collateral Received			Net Amount of Derivatives Assets
BNP Paribas SA	$96,452	$(34,954)		$	– 0	–	$	– 0	–	$61,498
Citibank, NA	14,501	– 0	–		– 0	–		– 0	–	14,501
Credit Suisse International	27,175	(27,175)			– 0	–		– 0	–	– 0	–
Deutsche Bank AG	4,894	– 0	–		– 0	–		– 0	–	4,894
Goldman Sachs Bank USA	12,036	(12,036)			– 0	–		– 0	–	– 0	–
Exchange-Traded New Edge USA, LLC*	32,063	(7,500)			– 0	–		– 0	–	24,563
HSBC Bank USA	8,131	(8,131)			– 0	–		– 0	–	– 0	–
JPMorgan Chase Bank, NA	150,368	(45,546)			– 0	–		– 0	–	104,822
Royal Bank of Scotland PLC	93,454	(3,215)			– 0	–		– 0	–	90,239
State Street Bank & Trust Co.	32	– 0	–		– 0	–		– 0	–	32
UBS AG	15,178	(15,178)			– 0	–		– 0	–	– 0	–

Total	$454,284	$(153,735)		$	– 0	–	$	– 0	–	$300,549

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged			Securities Collateral Pledged			Net Amount of Derivatives Liabilities
BNP Paribas SA	$34,954	$(34,954)		$	– 0	–	$	– 0	–	$ – 0	–
Barclays Bank PLC	79,832	– 0	–		– 0	–		– 0	–	79,832
Credit Suisse International	99,458	(27,175)			– 0	–		– 0	–	72,283
Goldman Sachs Bank USA	358,692	(12,036)			– 0	–		– 0	–	346,656
Exchange-Traded Goldman Sachs Co.*	3,961	– 0	–		(3,961	)**		– 0	–	– 0	–
HSBC Bank USA	138,481	(8,131)			– 0	–		– 0	–	130,350
JPMorgan Chase Bank, NA	45,546	(45,546)			– 0	–		– 0	–	– 0	–
Exchange-Traded Morgan Stanley & Co., LLC*	18,872	– 0	–		(18,872	)**		– 0	–	– 0	–

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	61

Notes to Financial Statements

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged			Securities Collateral Pledged			Net Amount of Derivatives Liabilities
Exchange-Traded New Edge USA, LLC*	$7,500	$(7,500)	$	– 0	–	$	– 0	–	$	– 0	–
Royal Bank of Scotland PLC	3,215	(3,215)		– 0	–		– 0	–		– 0	–
UBS AG	25,100	(15,178)		– 0	–		– 0	–		9,922

Total	$815,611	$(153,735)		$(22,833)		$	– 0	–		$639,043

*	Cash has been posted for initial margin requirements for exchange-traded derivatives outstanding at April 30, 2014.

**	The actual collateral received/pledged is more than the amount reported due to overcollateralization.

2. Currency Transactions

The Portfolio may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Dollar Rolls

The Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Portfolio. For the six months ended April 30, 2014, the Portfolio earned drop income of $807,357 which is included in interest income in the accompanying statement of operations.

4. Reverse Repurchase Agreements

The Portfolio may enter into reverse repurchase transactions (“RVP”) in accordance with the terms of a Master Repurchase Agreement (“MRA”), under which the Portfolio sells securities and agrees to repurchase them at a mutually agreed

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Notes to Financial Statements

upon date and price. At the time the Portfolio enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value comparable to the repurchase price. Under the MRA and other Master Agreements, the Portfolio is permitted to offset payables and/or receivables with collateral held and/or posted to the counterparty and create one single net payment due to or from the Portfolio in the event of a default. In the event of a default by a MRA counterparty, the Portfolio may be considered an unsecured creditor with respect to any excess collateral (collateral with a market value in excess of the repurchase price) held by and/or posted to the counterparty, and as such the return of such excess collateral may be delayed or denied. For the six months ended April 30, 2014, the Portfolio had no transactions in reverse repurchase agreements.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended April 30, 2014 (unaudited)	Year Ended October 31, 2013	Six Months Ended April 30, 2014 (unaudited)	Year Ended October 31, 2013

Class A
Shares sold	455,209	1,466,440	$5,009,742	$16,441,189

Shares issued in reinvestment of dividends	318,325	614,242	3,507,012	6,847,142

Shares converted from Class B	75,906	203,622	834,729	2,282,617

Shares redeemed	(2,475,514)	(7,362,008)	(27,198,789)	(81,944,743)

Net decrease	(1,626,074)	(5,077,704)	$(17,847,306)	$(56,373,795)

Class B
Shares sold	8,742	64,968	$96,259	$729,431

Shares issued in reinvestment of dividends	5,071	11,838	55,856	132,338

Shares converted to Class A	(75,882)	(203,497)	(834,729)	(2,282,617)

Shares redeemed	(65,916)	(184,123)	(725,585)	(2,049,413)

Net decrease	(127,985)	(310,814)	$(1,408,199)	$(3,470,261)

Class C
Shares sold	53,399	351,263	$586,423	$3,941,632

Shares issued in reinvestment of dividends	41,842	77,930	460,089	867,511

Shares redeemed	(477,822)	(1,480,096)	(5,241,456)	(16,442,430)

Net decrease	(382,581)	(1,050,903)	$(4,194,944)	$(11,633,287)

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	63

Notes to Financial Statements

	Shares			Amount
	Six Months Ended April 30, 2014 (unaudited)	Year Ended October 31, 2013		Six Months Ended April 30, 2014 (unaudited)	Year Ended October 31, 2013

Advisor Class
Shares sold	189,051	1,332,510		$2,081,701		$14,997,612

Shares issued in reinvestment of dividends	74,782	230,003		821,265		2,566,416

Shares redeemed	(6,081,942)	(3,180,265)		(67,050,566)		(35,169,323)

Net decrease	(5,818,109)	(1,617,752)		$(64,147,600)		$(17,605,295)

Class R
Shares sold	35,937	158,867		$395,944		$1,801,725

Shares issued in reinvestment of dividends	3,149	5,488		34,696		61,160

Shares redeemed	(48,430)	(98,153)		(535,966)		(1,103,120)

Net increase (decrease)	(9,344)	66,202		$(105,326)		$759,765

Class K
Shares sold	76,632	48,779		$842,238		$546,056

Shares issued in reinvestment of dividends	5,773	9,385		63,699		104,699

Shares redeemed	(10,682)	(78,983)		(116,964)		(879,538)

Net increase (decrease)	71,723	(20,819)		$788,973		$(228,783)

Class I
Shares sold	1,321	1,868		$14,711		$20,957

Shares issued in reinvestment of dividends	8	155		86		1,763

Shares redeemed	(169)	(72,131)		(1,859)		(822,792)

Net increase (decrease)	1,160	(70,108)		$12,938		$(800,072)

Class Z(a)
Shares sold	897	– 0	–	$10,003	$	– 0	–

Net increase	897	– 0	–	$10,003	$	– 0	–

(a)	Commenced distribution on April 28, 2014.

For the year ended October 31, 2013, the Portfolio received $621,752 related to a third-party’s settlement of regulatory proceedings involving allegations of improper trading. This amount is presented in the Portfolio’s statement of changes in net assets. Neither the Portfolio nor its affiliates were involved in the proceedings or the calculation of the payment.

64	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

NOTE F

Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory and other uncertainties.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the real value of the Portfolio’s assets can decline as can the real value of the Portfolio’s distributions.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	65

Notes to Financial Statements

for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Leverage Risk—When the Portfolio borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of derivative instruments by the Portfolio, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

Duration Risk—Duration is the measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended April 30, 2014.

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending October 31, 2014 will be determined at the end of the current fiscal year. The tax character

66	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

of distributions paid during the fiscal years ended October 31, 2013 and October 31, 2012 were as follows:

	2013	2012
Distributions paid from:
Ordinary income	$13,456,589	$15,489,074

Total taxable distributions paid	$13,456,589	$15,489,074

As of October 31, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$869,156
Accumulated capital and other losses	(31,904,531	)(a)
Unrealized appreciation/(depreciation)	12,413,225	(b)

Total accumulated earnings/(deficit)	$(18,622,150	)(c)

(a)

At October 31, 2013, the Portfolio had a net capital loss carryforward of $31,904,531. During the fiscal year, the Portfolio utilized $2,688,824 of capital loss carryforwards to offset current year net realized gains.The Portfolio also had $9,993,405 of capital loss carryforwards expire during the fiscal year.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium, the tax treatment of swaps and Treasury inflation-protected securities, and the realization for tax purposes of gains/losses on certain derivative instruments.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of October 31, 2013, the Portfolio had a net capital loss carryforward of $31,904,531 which will expire as follows:

Short-Term Amount	Long-Term Amount	Expiration
$19,419,566	n/a	2014
12,484,965	n/a	2015

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	67

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended April 30, 2014 (unaudited)	Year Ended October 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 11.00	$ 11.40	$ 11.04	$ 10.98	$ 10.28	$ 8.77

Income From Investment Operations
Net investment income(a)(b)	.18	.26	.26	.37	.42	.44
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.14	(.35)	.41	#	.07	.70	1.53
Contributions from Adviser	– 0	–	– 0	–	.01	#	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.32	(.09)	.68	.44	1.12	1.97

Less: Dividends
Dividends from net investment income	(.18)	(.31)	(.32)	(.38)	(.42)	(.46)

Net asset value, end of period	$ 11.14	$ 11.00	$ 11.40	$ 11.04	$ 10.98	$ 10.28

Total Return
Total investment return based on net asset value(c)	2.96%	(.81	)%†	6.27	%††	4.11%	11.17	%*	23.01	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$287,583	$301,764	$370,672	$381,577	$418,023	$419,319
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.90	%^	.89%	.85%	.85%	.91	%+	.89%
Expenses, before waivers/reimbursements(d)	1.07	%^	1.02%	.99%	1.00%	1.11	%+	1.11%
Net investment income(b)	3.38	%^	2.32%	2.29%	3.42%	3.98	%+	4.71%
Portfolio turnover rate**	93%	189%	110%	115%	99%	95%

See footnote summary on page 76.

68	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class B
Six Months Ended April 30, 2014 (unaudited)	Year Ended October 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 11.00	$ 11.41	$ 11.05	$ 10.98	$ 10.28	$ 8.77

Income From Investment Operations
Net investment income(a)(b)	.14	.18	.18	.30	.35	.38
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.15	(.36)	.42	#	.08	.70	1.52
Contributions from Adviser	– 0	–	– 0	–	.01	#	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.29	(.18)	.61	.38	1.05	1.90

Less: Dividends
Dividends from net investment income	(.14)	(.23)	(.25)	(.31)	(.35)	(.39)

Net asset value, end of period	$ 11.15	$ 11.00	$ 11.41	$ 11.05	$ 10.98	$ 10.28

Total Return
Total investment return based on net asset value(c)	2.69%	(1.59	)%†	5.56	%††	3.50%	10.40	%*	22.17	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,992	$5,348	$9,089	$11,104	$16,048	$21,830
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.60	%^	1.58%	1.55%	1.55%	1.62	%+	1.58%
Expenses, before waivers/reimbursements(d)	1.79	%^	1.74%	1.74%	1.75%	1.88	%+	1.87%
Net investment income(b)	2.68	%^	1.59%	1.59%	2.73%	3.35	%+	4.07%
Portfolio turnover rate**	93%	189%	110%	115%	99%	95%

See footnote summary on page 76.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	69

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended April 30, 2014 (unaudited)	Year Ended October 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 10.98	$ 11.38	$ 11.02	$ 10.96	$ 10.26	$ 8.75

Income From Investment Operations
Net investment income(a)(b)	.15	.18	.18	.29	.35	.38
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.13	(.35)	.41	#	.07	.70	1.52
Contributions from Adviser	– 0	–	– 0	–	.01	#	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.28	(.17)	.60	.36	1.05	1.90

Less: Dividends
Dividends from net investment income	(.14)	(.23)	(.24)	(.30)	(.35)	(.39)

Net asset value, end of period	$ 11.12	$ 10.98	$ 11.38	$ 11.02	$ 10.96	$ 10.26

Total Return
Total investment return based on net asset value(c)	2.61%	(1.51	)%†	5.55	%††	3.40%	10.42	%*	22.22	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$43,896	$47,530	$61,224	$62,147	$66,568	$61,635
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.60	%^	1.59%	1.55%	1.55%	1.61	%+	1.59%
Expenses, before waivers/reimbursements(d)	1.78	%^	1.73%	1.70%	1.71%	1.83	%+	1.82%
Net investment income(b)	2.69	%^	1.62%	1.60%	2.72%	3.27	%+	4.02%
Portfolio turnover rate**	93%	189%	110%	115%	99%	95%

See footnote summary on page 76.

70	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended April 30, 2014 (unaudited)	Year Ended October 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 11.00	$ 11.41	$ 11.05	$ 10.99	$ 10.28	$ 8.78

Income From Investment Operations
Net investment income(a)(b)	.21	.29	.29	.40	.44	.47
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.14	(.36)	.41	#	.07	.73	1.51
Contributions from Adviser	– 0	–	– 0	–	.01	#	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.35	(.07)	.71	.47	1.17	1.98

Less: Dividends
Dividends from net investment income	(.20)	(.34)	(.35)	(.41)	(.46)	(.48)

Net asset value, end of period	$ 11.15	$ 11.00	$ 11.41	$ 11.05	$ 10.99	$ 10.28

Total Return
Total investment return based on net asset value(c)	3.19%	(.61	)%†	6.59	%††	4.43%	11.59	%*	23.23	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$9,556	$73,445	$94,584	$88,402	$89,981	$62,369
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.60	%^	.59%	.55%	.55%	.60	%+	.60%
Expenses, before waivers/reimbursements(d)	.75	%^	.72%	.69%	.70%	.80	%+	.80%
Net investment income(b)	3.61	%^	2.60%	2.59%	3.70%	4.19	%+	4.95%
Portfolio turnover rate**	93%	189%	110%	115%	99%	95%

See footnote summary on page 76.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	71

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Six Months Ended April 30, 2014 (unaudited)	Year Ended October 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 11.00	$ 11.40	$ 11.04	$ 10.98	$ 10.28	$ 8.77

Income From Investment Operations
Net investment income(a)(b)	.17	.24	.23	.34	.37	.43
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.14	(.36)	.42	#	.08	.73	1.51
Contributions from Adviser	– 0	–	– 0	–	.01	#	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.31	(.12)	.66	.42	1.10	1.94

Less: Dividends
Dividends from net investment income	(.17)	(.28)	(.30)	(.36)	(.40)	(.43)

Net asset value, end of period	$ 11.14	$ 11.00	$ 11.40	$ 11.04	$ 10.98	$ 10.28

Total Return
Total investment return based on net asset value(c)	2.86%	(1.01	)%†	6.05	%††	3.91%	10.94	%*	22.74	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,166	$2,241	$1,568	$1,168	$759	$156
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.10	%^	1.09%	1.05%	1.05%	1.08	%+	1.11%
Expenses, before waivers/reimbursements(d)	1.33	%^	1.31%	1.29%	1.31%	1.37	%+	1.38%
Net investment income(b)	3.18	%^	2.13%	2.07%	3.16%	3.49	%+	4.39%
Portfolio turnover rate**	93%	189%	110%	115%	99%	95%

See footnote summary on page 76.

72	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Six Months Ended April 30, 2014 (unaudited)	Year Ended October 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 11.01	$ 11.41	$ 11.05	$ 10.99	$ 10.29	$ 8.78

Income From Investment Operations
Net investment income(a)(b)	.19	.27	.26	.38	.43	.45
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.13	(.36)	.42	#	.07	.70	1.52
Contributions from Adviser	– 0	–	– 0	–	.01	#	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.32	(.09)	.69	.45	1.13	1.97

Less: Dividends
Dividends from net investment income	(.18)	(.31)	(.33)	(.39)	(.43)	(.46)

Net asset value, end of period	$ 11.15	$ 11.01	$ 11.41	$ 11.05	$ 10.99	$ 10.29

Total Return
Total investment return based on net asset value(c)	2.98%	(.76	)%†	6.32	%††	4.17%	11.21	%*	23.05	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,303	$3,459	$3,823	$2,869	$4,359	$4,434
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.85	%^	.84%	.80%	.80%	.86	%+	.84%
Expenses, before waivers/reimbursements(d)	.97	%^	.93%	.99%	1.01%	1.09	%+	1.05%
Net investment income(b)	3.43	%^	2.38%	2.34%	3.49%	4.02	%+	4.76%
Portfolio turnover rate**	93%	189%	110%	115%	99%	95%

See footnote summary on page 76.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	73

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Six Months Ended April 30, 2014 (unaudited)	Year Ended October 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 11.01	$ 11.42	$ 11.06	$ 11.00	$ 10.29	$ 8.78

Income From Investment Operations
Net investment income(a)(b)	.19	.18	.29	.42	.49	.47
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.16	(.25)	.41	#	.05	.68	1.52
Contributions from Adviser	– 0	–	– 0	–	.01	#	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.35	(.07)	.71	.47	1.17	1.99

Less: Dividends
Dividends from net investment income	(.20)	(.34)	(.35)	(.41)	(.46)	(.48)

Net asset value, end of period	$ 11.16	$ 11.01	$ 11.42	$ 11.06	$ 11.00	$ 10.29

Total Return
Total investment return based on net asset value(c)	3.20%	(.62	)%†	6.58	%††	4.42%	11.59	%*	23.36	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$27	$14	$814	$715	$1,348	$5,095
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.60	%^	.56%	.55%	.55%	.67	%+	.59%
Expenses, before waivers/reimbursements(d)	.71	%^	.67%	.66%	.68%	.81	%+	.72%
Net investment income(b)	3.61	%^	2.46%	2.59%	3.76%	4.60	%+	5.02%
Portfolio turnover rate**	93%	189%	110%	115%	99%	95%

See footnote summary on page 76.

74	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class Z
April 28, 2014(e) to April 30, 2014 (unaudited)
Net asset value, beginning of period	$ 11.15

Income From Investment Operations
Net investment income(a)(b)(f)	.00
Net realized and unrealized gain on investment and foreign currency transactions	.01

Net increase in net asset value from operations	.01

Less: Dividends
Dividends from net investment income(f)	(.00)

Net asset value, end of period	$ 11.16

Total Return
Total investment return based on net asset value(c)	.12%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d) ^	.60%
Expenses, before waivers/reimbursements(d) ^	.75%
Net investment income(b) ^	3.88%
Portfolio turnover rate**	93%

See footnote summary on page 76.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	75

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Net of fees waived and expenses reimbursed by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	The expense ratios presented below exclude interest expense and TALF administration fees, where applicable:

	Six Months Ended April 30, 2014 (unaudited)		Year Ended October 31,
			2013	2012	2011	2010		2009

Class A
Net of waivers/reimbursements	.90	%^	.89%	.85%	.85%	.85	%+	.85%
Before waivers/reimbursements	1.07	%^	1.02%	.99%	1.00%	1.05	%+	1.07%
Class B
Net of waivers/reimbursements	1.60	%^	1.58%	1.55%	1.55%	1.55	%+	1.55%
Before waivers/reimbursements	1.79	%^	1.74%	1.74%	1.75%	1.81	%+	1.84%
Class C
Net of waivers/reimbursements	1.60	%^	1.59%	1.55%	1.55%	1.55	%+	1.55%
Before waivers/reimbursements	1.78	%^	1.73%	1.70%	1.71%	1.77	%+	1.78%
Advisor Class
Net of waivers/reimbursements	.60	%^	.59%	.55%	.55%	.55	%+	.55%
Before waivers/reimbursements	.75	%^	.72%	.69%	.70%	.75	%+	.76%
Class R
Net of waivers/reimbursements	1.10	%^	1.09%	1.05%	1.05%	1.05	%+	1.05%
Before waivers/reimbursements	1.33	%^	1.31%	1.29%	1.31%	1.34	%+	1.33%
Class K
Net of waivers/reimbursements	.85	%^	.84%	.80%	.80%	.80	%+	.80%
Before waivers/reimbursements	.97	%^	.93%	.99%	1.01%	1.03	%+	1.01%
Class I
Net of waivers/reimbursements	.60	%^	.56%	.55%	.55%	.55	%+	.55%
Before waivers/reimbursements	.71	%^	.67%	.66%	.68%	.69	%+	.68%
Class Z
Net of waivers/reimbursements	.60	%^(g)
Before waivers/reimbursements	.75	%^(g)

(e)	Commencement of distribution.

(f)	Amount is less than $.005.

(g)	For the period April 28, 2014 commencement of operations, to April 30, 2014

#	Amount reclassified from realized gain (loss) on investment transactions.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended October 31, 2010 and October 31, 2009 by 0.01% and 0.01%, respectively.

†	Includes the impact of proceeds received and credited to the Portfolio resulting from third party regulatory settlements, which enhanced the Portfolio’s performance for the year ended October 31, 2013 by 0.14%.

††	Includes the Adviser’s reimbursement in respect of the Lehman Bankruptcy Claim which contributed to the Portfolio’s performance by 0.07% for the year-ended October 31, 2012, (see note B).

^	Annualized.

+	The ratio includes expenses attributable to costs of proxy solicitation.

**	The Portfolio accounts for dollar roll transactions as purchases and sales.

See notes to financial statements.

76	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Financial Highlights

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1) , Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Paul J. DeNoon(2), Vice President

Shawn E. Keegan(2) , Vice President

Alison M. Martier(2) , Vice President

Douglas J. Peebles(2), Vice President

Greg J. Wilensky(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s U.S. Investment Grade Core Fixed Income Investment Team. Mr. Paul J. DeNoon, Mr. Shawn E. Keegan, Ms. Alison M. Martier, Mr. Douglas J. Peebles and Mr. Greg J. Wilensky are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

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Board of Directors

Information Regarding the Review and Approval of the Portfolio’s Investment Advisory Contract

The disinterested directors (the “directors”) of AllianceBernstein Bond Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Investment Advisory Contract (the “Advisory Agreement”) with the Adviser in respect of AllianceBernstein Intermediate Bond Portfolio (the “Portfolio”) at a meeting held on November 5-7, 2013.

Prior to approval of the continuance of the Advisory Agreement in respect of the Portfolio, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

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research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Portfolio by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2011 and 2012 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries that provide transfer agency and distribution services to the Portfolio. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Portfolio, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Portfolio’s shares and transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s

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profitability would be lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. At the November 2013 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Barclays Capital U.S. Aggregate Bond Index (the “Index”), in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2013 and (in the case of comparisons with the Index) the period since inception (July 1999 inception). The directors noted that the Portfolio was in the 3rd quintile of the Performance Group and the Performance Universe for the 1-year period, and in the 4th quintile of the Performance Group and 3rd quintile of the Performance Universe for the 3-, 5- and 10-year periods. The Portfolio outperformed the Index in the 1-, 3- and 5-year periods and lagged it in the 10-year period and the period since inception. Based on their review, the directors concluded that the Portfolio’s performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the advisory fees the Adviser charges non-fund clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer. The directors noted that the institutional fee schedule and the Portfolio’s fee schedule started at different rates and that the institutional fee schedule had breakpoints at lower asset levels. The application of the institutional fee schedule to the Portfolio’s net assets would result in a fee rate lower than the rate at the same asset level provided in the Portfolio’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also reviewed information that indicated that the Portfolio’s fee rate is higher than the sub-advisory fee rate

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earned by the Adviser for sub-advising another registered investment company with a similar investment style. The directors also noted that the Adviser advises a portfolio of another AllianceBernstein fund with a substantially similar investment style for the same fee schedule as the Portfolio.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients and sub-advised funds. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year and reflected fee waivers and/or expense reimbursements as a result of the current undertaking by the Adviser. The information included the pro forma expense ratio to reflect the Adviser’s modification of the expense cap level of the Class A Shares from 85 basis points to 90 basis points effective February 1, 2013. The directors noted that it was likely that the expense ratios of some of the other funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The directors noted that, at the Portfolio’s current size, its contractual effective advisory fee rate of 45 basis points, plus the 1 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median. The directors also noted that the Portfolio’s pro forma expense ratio, giving effect to an increase in the expense cap level that became effective on February 1, 2013, was higher than the Expense Group and the Expense Universe medians. The directors noted that the average account size of the Portfolio was smaller than the size of the average account of the funds in its Expense Group, and that this discrepancy adversely affects the Portfolio’s relative expense ratio because transfer agency fees are determined on an account by account basis. The directors concluded that the Portfolio’s pro forma expense ratio was acceptable.

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Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2013 meetings. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s shareholders would benefit from a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

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THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Bond Fund, Inc. (the “Fund”) with respect to AllianceBernstein Intermediate Bond Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the

1	The Senior Officer’s fee evaluation was completed on October 24, 2013 and discussed with the Board of Directors on November 5-7, 2013.

2	Future references to the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

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Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

INVESTMENT ADVISORY FEES, NET ASSETS, EXPENSE CAPS & RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in connection with the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4

Portfolio	Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 09/30/13 ($MM)
Intermediate Bond Portfolio	Low Risk Income	0.45% on 1st $2.5 billion 0.40% on next $2.5 billion 0.35% on the balance	$438.1

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s fiscal year ended October 31, 2013, the Adviser received $63,075 (0.012% of the Portfolio’s average daily net assets) for such services.

The Adviser agreed to waive that portion of its advisory fees and/or reimburse the Portfolio for that portion of the Portfolio’s total operating expenses to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s current fiscal year. The waiver is terminable by the Adviser upon at least 60 days’ notice prior to the Portfolio’s prospectus update. The Adviser provided notice to the Directors of its intention to raise the expense cap levels of the Portfolio’s different shares classes to be effective with the

3	Jones v. Harris at 1427.

4	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

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Portfolio’s prospectus update on February 1, 2013.5 In addition, set forth below are the Portfolio’s gross expense ratios for the most recent semi-annual period:6

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio[7]		Fiscal Year End
Intermediate Bond Portfolio	Advisor Class A Class B Class C Class R Class K Class I	0.60 0.90 1.60 1.60 1.10 0.85 0.60	% % % % % % %	0.71 1.01 1.73 1.72 1.32 0.96 0.67	% % % % % % %	Oct. 31 (ratios as of Apr. 30, 2013)

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held and accordingly, servicing the Portfolio’s investors is more time consuming and labor intensive compared to servicing institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if the Portfolio is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers

5	Effective February 1, 2013, Intermediate Bond Portfolio’s expense cap for Class A shares changed from 0.85% to 0.90%. The Portfolio’s other shares classes changed correspondingly.

6	Semi-annual total expense ratios are unaudited.

7	Annualized.

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have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.8 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee for the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio based on September 30, 2013 net assets.9

Portfolio	Net Assets 9/30/13 ($MM)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Intermediate Bond Portfolio	$438.1	U.S. Strategic Core Plus Schedule 0.50% on 1st $30 million 0.20% on the balance Minimum account size: $25 m	0.221%	0.450%

The Adviser manages Sanford C. Bernstein Fund, Inc. (“SCB Fund”), an open-end management investment company. The Intermediate Duration Portfolio of SCB Fund has a similar investment style as the Portfolio. Set forth below is Intermediate Duration Portfolio’s advisory fee schedule and what would have been the effective advisory fee of the Portfolio had the fee schedule of Intermediate Duration Portfolio been applicable to the Portfolio based on September 30, 2013 net assets:

Portfolio	SCB Fund Portfolio	Fee Schedule	SCB Fund Effective Fee	Portfolio Advisory Fee
Intermediate Bond Portfolio	Intermediate Duration Portfolio	0.50% on 1st $1 billion 0.45% on next $2 billion 0.40% on next $2 billion 0.35% on next $2 billion 0.30% thereafter	0.500%	0.450%

8	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

9	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

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The adviser also manages the AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a substantially similar investment style as the Portfolio.10 Also shown are what would have been the effective advisory fee of the Portfolio had the AVPS fee schedule been applicable to the Portfolio and the Portfolio’s advisory fees based on September 30, 2013 net assets:

Portfolio	AVPS Portfolio	Fee Schedule	AVPS Effective Fee	Portfolio Advisory Fee
Intermediate Bond Fund	Intermediate Bond Portfolio	0.45% on first $2.5 billion 0.40% on next $2.5 billion 0.35% on the balance	0.450%	0.450%

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the following fee for the sub-advisory relationship that has a somewhat similar investment style as the Portfolio. Also shown are the Portfolio’s advisory fee and what would have been the effective advisory fee of the Portfolio had the fee schedule of the sub-advisory relationship been applicable to the Portfolio based on September 30, 2013 net assets:

Portfolio	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-Advised Management Fund Effective Fee	Portfolio Advisory Fee
Intermediate Bond Portfolio	Client #1[11]	0.29% on first $100 million 0.20% thereafter	0.221%	0.450%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolio by the Adviser. In addition to the extent that this sub-advisory relationship is with an affiliate of the Adviser, the fee schedule may not reflect arm’s-length bargaining or negotiations.

While it appears that the sub-advisory relationship is paying a lower fee than investment companies managed by the Adviser, it is difficult to evaluate the relevance of such fees due to the differences in the services provided, risks involved

10	It should be noted that the AVPS portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AVPS portfolio.

11	This is the fee schedule of a fund managed for an affiliate of the Adviser.

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and other competitive factors between the investment companies and the sub-advisory relationship. There could be various business reasons why an investment adviser would be willing to provide a sub-advised relationship investment related services at a different fee level than an investment company it is sponsoring where the investment adviser is provided all the services, not just investment management service generally required by a registered investment company.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.12 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”)13 and the Portfolio’s contractual management fee ranking.14

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee (%)	Lipper Expense Group Median (%)	Rank
Intermediate Bond Portfolio	0.450	0.467	5/15

Lipper also compared the Portfolio’s total expense ratio to the medians of the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU15 is a broader

12	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

13	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

14	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Portfolio had the lowest effective fee rate in the Lipper peer group.

15	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

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group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio. Pro-forma total expense ratio is shown for the Portfolio to reflect the Portfolio’s expense cap level effective February 1, 2013.

Portfolio	Total Expense Ratio (%)[16]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Intermediate Bond Portfolio	0.850	0.864	7/15	0.855	34/73
Pro-forma	0.900	0.864	12/15	0.855	53/73

Based on this analysis, considering pro-forma information where available, the Portfolio has a more favorable ranking on a contractual management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained an independent consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The profitability information for the Portfolio, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the independent consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio increased during calendar year 2012 relative to 2011.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent and distribution related services to the Portfolio and receive transfer agent fees, front-end sales

16	Most recently completed fiscal year Class A share total expense ratio.

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loads, Rule 12b-1 payments and contingent deferred sales charges (“CDSC”). During the Portfolio’s most recently completed fiscal year, ABI received from the Portfolio $19,439, $1,862,820 and $10,334 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Portfolio’s principal underwriter. ABI and the Adviser have disclosed in the Portfolio’s prospectus that they may make revenue sharing payments from their own resources, in addition to revenues derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolio. In 2012, ABI paid approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19 million for distribution services and educational support (revenue sharing payments).

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolio, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Portfolio’s most recently completed fiscal year, ABIS received $468,377 in fees from the Portfolio.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

90	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Previously, in February 2008, the independent consultant provided the Board of Directors an update of the Deli17 study on advisory fees and various fund characteristics.18 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.19 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of approximately $445 billion as of September 30, 2013, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information below shows the 1, 3, 5 and 10 year performance returns and rankings of the Portfolio20 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)21 for the periods ended July 31, 2013.22

17	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

18	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

19	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

20	The performance returns and rankings are for the Class A shares of the Portfolio. The performance returns of the Portfolios were provided Lipper.

21	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including/excluding a portfolio in/from a PU are somewhat different from that of an EU.

22	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the Portfolio even if the Portfolio may have had a different investment classification/objective at different points in time.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	91

Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Intermediate Bond Portfolio
1 year	-1.24	-1.24	-1.03	8/15	52/92
3 year	3.52	3.66	3.67	11/14	48/82
5 year	5.83	6.07	5.79	8/12	37/75
10 year	4.62	4.91	4.69	7/9	32/55
Set forth below are the 1, 3, 5, 10 year and since inception net performance returns of the Portfolio (in bold)23 versus its benchmark.24 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.25

	Periods Ending July 31, 2013 Annualized Performance
					Since Inception (%)	Annualized		Risk Period (Year)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)		Volatility (%)	Sharpe (%)
Intermediate Bond Portfolio	-1.24	3.52	5.83	4.62	5.17	4.35	0.65	10
Barclays Capital U.S. Aggregate Bond Index	-1.91	3.19	5.23	4.89	5.66	3.43	0.9	10
Inception Date: July 1, 1999

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: December 5, 2013

23	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

24	The Adviser provided Portfolio and benchmark performance return information for the periods through July 31, 2013.

25	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A portfolio with a greater volatility would be viewed as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

92	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

US Equity

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

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Growth Fund

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Discovery Value Fund

Equity Income Fund

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International/Global Value

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Fixed Income

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Intermediate California Portfolio

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Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

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Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

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Ohio Portfolio

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Fixed Income (continued)

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

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Short Duration Portfolio

Alternatives

Dynamic All Market Fund

Global Real Estate Investment Fund

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2050 Retirement Strategy

2055 Retirement Strategy

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Balanced Wealth Strategy

Conservative Wealth Strategy

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Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Closed-End Funds

Alliance California Municipal Income Fund

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AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

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We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	93

AllianceBernstein Family of Funds

NOTES

94	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

NOTES

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	95

NOTES

96	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

NOTES

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	97

NOTES

98	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

NOTES

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	99

NOTES

100	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

IB-0152-0414

SEMI-ANNUAL REPORT

AllianceBernstein

Bond Inflation Strategy

April 30, 2014

Semi-Annual Report

Investment Products Offered

•Are Not FDIC Insured •May Lose Value •Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

June 12, 2014

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Bond Inflation Strategy (the “Strategy”) for the semi-annual reporting period ended April 30, 2014.

Investment Objectives and Policies

The Strategy seeks to maximize real return without assuming what AllianceBernstein L.P. (the “Adviser”) considers to be undue risk. Real return is the rate of return after adjusting for inflation.

The Strategy pursues its objective by investing principally in inflation-indexed securities (such as Treasury Inflation-Protected Securities or “TIPS”, or inflation-indexed securities from issuers other than the U.S. Treasury) or by gaining inflation protection through derivatives transactions, such as inflation (“CPI”) swaps or total return swaps linked to TIPS. In deciding whether to purchase inflation-indexed securities or use inflation-linked derivatives transactions, the Adviser will consider the relative costs and efficiency of each method. In addition, in seeking to maximize real return, the Strategy may invest in other fixed-income investments such as U.S. and non-U.S. government securities, corporate fixed-income securities and mortgage-related securities, as well as derivatives linked to such securities.

Under normal circumstances, the Strategy invests at least 80% of its net assets in fixed-income securities. While the Strategy expects to invest principally in investment-grade securities, it may invest up to 15% of its total assets in fixed-income securities rated BB or B or the equivalent by at least one national rating agency (or deemed by the Adviser to be of comparable credit quality), which are not investment-grade (“junk bonds”).

Inflation-indexed securities are fixed-income securities structured to provide protection against inflation. Their principal value and/or the interest paid on them are adjusted to reflect official inflation measures. The inflation measure for TIPS is the Consumer Price Index for Urban Consumers. The Strategy may also invest in other inflation-indexed securities, issued by both U.S. and non-U.S. issuers, and in derivative instruments linked to these securities.

The Strategy may invest to the extent permitted by applicable law in derivatives, such as options, futures, forwards, or swaps. The Strategy intends to use leverage for investment purposes. To do this, the Strategy expects to enter into (i) reverse repurchase agreement transactions and use the cash made available from these transactions to make additional investments in fixed-income securities in accordance with the Strategy’s investment policies and (ii) total return swaps. In determining when and to what extent to employ leverage or enter into derivatives transactions, the Adviser will consider factors such as the relative risks and returns expected of potential investments and the costs of such transactions. The Adviser will consider the impact of

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	1

reverse repurchase agreements, swaps and other derivatives in making its assessments of the Strategy’s risks. The resulting exposures to markets, sectors, issuers or specific securities will be continuously monitored by the Adviser.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Strategy. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Strategy’s other holdings.

The Strategy may also invest in loan participations, structured securities, asset-backed securities, variable, floating, and inverse floating-rate instruments, and preferred stock, and may use other investment techniques. The Strategy may invest in fixed-income securities of any maturity and duration. If the rating of a fixed-income security falls below investment grade, the Strategy will not be obligated to sell the security and may continue to hold it if, in the Adviser’s opinion, the investment is appropriate under the circumstances.

Investment Results

The table on page 6 shows the Strategy’s performance compared to its benchmark, the Barclays 1-10 Year TIPS Index, and to the Lipper TIPS Fund Average (the “Lipper Average”) for the six- and 12-month periods ended April 30, 2014. Funds in the

Lipper Average have generally similar investment objectives to the Strategy, although some may have different investment policies and sales and management fees.

For the six-month period, all share classes of the Strategy outperformed the benchmark; all share classes outperformed the Lipper Average with the exception of Class C shares. For the 12-month period, all share classes underperformed the benchmark with the exception of Class 2, Advisor Class and Class I shares; all share classes outperformed the Lipper Average.

Over the 12-month period, absolute returns on TIPS fell into negative territory as bond investors focused earlier in the period on potential reductions to the Quantitative Easing program of the U.S. Federal Reserve (the “Fed”), resulting in TIPS yields increasing across the yield curve. After months of speculation regarding ending a key component of its stimulus campaign, policymakers decided to start tapering asset purchases of U.S. Treasuries and mortgages. Markets reacted generally positively to the news coming from the Fed during the six-month period, as investors accepted the gradual pace of the changes and were relieved that a major source of uncertainty had been removed.

For both periods, non-Treasury exposure within the Strategy contributed positively, relative to the benchmark. Holdings in asset-backed securities, commercial mortgage-backed securities, non-agency mortgages and

2	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

investment-grade, emerging-market and high-yield corporates all contributed positively. Opportunistic exposure to non-U.S. dollar securities, as well as municipal bonds, also added to returns, in addition to select currency positioning. Yield curve positioning, specifically an overweight in the intermediate area of the yield curve, was a notable detractor for both periods.

During both periods, the Strategy utilized currency forwards to manage currency exposure. Credit default swaps and inflation swaps were utilized for hedging and investment purposes, which had an immaterial impact during both periods. Treasury futures and interest rate swaps were used in order to manage duration, country exposure and yield curve positioning for both periods.

Market Review and Investment Strategy

U.S. fixed-income markets posted positive returns for the six-month period, with both investment-grade and high-yield corporates outperforming. The U.S. Treasury yield curve flattened during the period, with yields on the longest-maturity bonds declining. The direction of U.S.

Federal policy played a significant role in market activity, with fixed-income markets underperforming in the beginning of the period, as interest rates rose in response to signals by the Fed that it would consider reducing its bond-buying program, which then came to pass in December. At the end of the period, however, capital markets rebounded with almost all major fixed-income sectors outperforming, as Fed Chair Janet Yellen reaffirmed that tapering would continue unabated. Investors were encouraged to hear that the program is expected to be reduced in measured steps, and that monetary stance should remain accommodative for the foreseeable future.

For the six-month period, the TIPS 1-10 year yield curve declined on the short end and modestly rose as maturities rolled out past the four-year mark, resulting in the benchmark posting modest returns. A low inflation accrual and increase in breakeven inflation rates during the six-month period (i.e., the difference between the yield on TIPS and a comparable-maturity Treasury bond) resulted in TIPS underperforming Treasuries.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	3

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged Barclays 1-10 Year TIPS Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Barclays 1-10 Year TIPS Index represents the performance of inflation-protected securities issued by the U.S. Treasury. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Strategy.

A Word About Risk

Market Risk: The value of the Strategy’s assets will fluctuate as the bond market fluctuates. The value of the Strategy’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Strategy’s assets can decline as can the value of the Strategy’s distributions. This risk is significantly greater for fixed-income securities with longer maturities. Although the Strategy invests principally in inflation-indexed securities, the value of its securities may be vulnerable to changes in expectations of inflation or interest rates.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Strategy, and may be subject to counterparty risk to a greater degree than more traditional investments.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Strategy’s investments or reduce its returns.

Leverage Risk: To the extent the Strategy uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Strategy’s investments.

(Disclosures, Risks and Note about Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Strategy from selling out of these illiquid securities at an advantageous price. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk.

Management Risk: The Strategy is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Strategy’s prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Strategy will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com. For Class 1 shares, click on “Private Clients”, then “Investments”, then “Stocks” or “Bonds”, then “Mutual Fund Performance at a Glance”.

All fees and expenses related to the operation of the Strategy have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Strategy’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum frontend sales charge for Class A shares; a 1% 1-year contingent deferred sales charge for Class C shares. Class 1 and Class 2 shares do not carry sales charges. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	5

Disclosures and Risks

HISTORICAL PERFORMANCE

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED APRIL 30, 2014 (unaudited)	NAV Returns
	6 Months	12 Months
AllianceBernstein Bond Inflation Strategy
Class 1*	0.95%	-4.11%

Class 2*	1.08%	-4.00%

Class A	0.86%	-4.24%

Class C	0.55%	-4.91%

Advisor Class†	1.00%	-3.97%

Class R†	0.81%	-4.49%

Class K†	0.91%	-4.29%

Class I†	1.06%	-4.00%

Barclays 1-10 Year TIPS Index	0.22%	-4.02%

Lipper TIPS Fund Average	0.63%	-5.44%

*    Class 1 shares are only available to private clients of Sanford C. Bernstein & Co., LLC. Class 2 shares are only available to private clients of Sanford C. Bernstein & Co., LLC and the Adviser’s institutional clients or through other limited arrangements.

†      Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategy.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2014 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields*

Class 1 Shares†			0.51%
1 Year	-4.11%	-4.11%
Since Inception‡	3.64%	3.64%

Class 2 Shares†			0.59%
1 Year	-4.00%	-4.00%
Since Inception‡	3.73%	3.73%

Class A Shares			0.14%
1 Year	-4.24%	-8.33%
Since Inception‡	3.42%	2.37%

Class C Shares			-0.55%
1 Year	-4.91%	-5.86%
Since Inception‡	2.68%	2.68%

Advisor Class Shares^			0.33%
1 Year	-3.97%	-3.97%
Since Inception‡	3.70%	3.70%

Class R Shares^			0.01%
1 Year	-4.49%	-4.49%
Since Inception‡	3.22%	3.22%

Class K Shares^			0.17%
1 Year	-4.29%	-4.29%
Since Inception‡	3.46%	3.46%

Class I Shares^			0.57%
1 Year	-4.00%	-4.00%
Since Inception‡	3.73%	3.73%

The Strategy’s prospectus fee table shows the Strategy’s total annual operating expense ratios as 0.81%, 0.71%, 1.18%, 1.86%, 0.87%, 1.44%, 1.12% and 0.83% for Class 1, Class 2, Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expenses (exclusive of interest expense) to 0.60%, 0.50%, 0.80%, 1.50%, 0.50%, 1.00%, 0.75%, and 0.50% for Class 1, Class 2, Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements may not be terminated before January 31, 2015 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended April 30, 2014.

†	Class 1 shares are only available to private clients of Sanford C. Bernstein & Co., LLC. Class 2 shares are only available to private clients of Sanford C. Bernstein & Co., LLC and the Adviser’s institutional clients or through other limited arrangements. These share classes do not carry front end sales charges; therefore their respective NAV and SEC returns are the same.

‡	Inception date: 1/26/2010.

^	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategy. The inception date for these share classes is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END MARCH 31, 2014 (unaudited)
SEC Returns (reflects applicable sales charges)

Class 1 Shares†
1 Year	-4.91%
Since Inception‡	3.44%

Class 2 Shares†
1 Year	-4.74%
Since Inception‡	3.52%

Class A Shares
1 Year	-9.15%
Since Inception‡	2.14%

Class C Shares
1 Year	-6.65%
Since Inception‡	2.48%

Advisor Class Shares^
1 Year	-4.75%
Since Inception‡	3.51%

Class R Shares^
1 Year	-5.30%
Since Inception‡	3.01%

Class K Shares^
1 Year	-5.07%
Since Inception‡	3.26%

Class I Shares^
1 Year	-4.81%
Since Inception‡	3.53%

†	Class 1 shares are only available to private clients of Sanford C. Bernstein & Co., LLC. Class 2 shares are only available to private clients of Sanford C. Bernstein & Co., LLC and the Adviser’s institutional clients or through other limited arrangements.

‡	Inception date: 1/26/2010.

^	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategy. The inception date for these share classes is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

8	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2013	Ending Account Value April 30, 2014	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,008.60	$3.93	0.79%
Hypothetical**	$1,000	$1,020.88	$3.96	0.79%
Class C
Actual	$1,000	$1,005.50	$7.41	1.49%
Hypothetical**	$1,000	$1,017.41	$7.45	1.49%
Advisor Class
Actual	$1,000	$1,010.00	$2.49	0.50%
Hypothetical**	$1,000	$1,022.32	$2.51	0.50%
Class R
Actual	$1,000	$1,008.10	$4.93	0.99%
Hypothetical**	$1,000	$1,019.89	$4.96	0.99%
Class K
Actual	$1,000	$1,009.10	$3.69	0.74%
Hypothetical**	$1,000	$1,021.12	$3.71	0.74%

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	9

Expense Example

	Beginning Account Value November 1, 2013	Ending Account Value April 30, 2014	Expenses Paid During Period*	Annualized Expense Ratio*
Class I
Actual	$1,000	$1,010.60	$2.44	0.49%
Hypothetical**	$1,000	$1,022.36	$2.46	0.49%
Class 1
Actual	$1,000	$1,009.50	$2.94	0.59%
Hypothetical**	$1,000	$1,021.87	$2.96	0.59%
Class 2
Actual	$1,000	$1,010.80	$2.44	0.49%
Hypothetical**	$1,000	$1,022.36	$2.46	0.49%
*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

10	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Expense Example

PORTFOLIO SUMMARY

April 30, 2014 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $419.2

Total Investments ($mil): $522.2

INFLATION PROTECTION BREAKDOWN*
U.S. Inflation-Protected Exposure	103.2%
Non-U.S.	—
Non-Inflation Exposure	(3.2)%

100.0%
SECTOR BREAKDOWN OF NET PORTFOLIO ASSETS, EXCLUDING TREASURY SECURITIES, TIPS, INTEREST RATE DERIVATIVES AND NET CASH EQUIVALENTS*
Corporates – Investment Grades	13.4%
Asset-Backed Securities	9.3%
Commercial Mortgage-Backed Securities	7.8%
Mortgage Pass-Throughs	1.0%
Collateralized Mortgage Obligations	0.8%
Quasi-Sovereigns	0.7%
Governments – Sovereign Bonds	0.3%
Emerging Markets – Corporate Bonds	0.3%
Preferred Stocks	0.2%
Governments – Sovereign Agencies	0.1%
Corporates – Non-Investment Grades	(0.1)%
SECTOR BREAKDOWN OF TOTAL PORTFOLIO INVESTMENT, EXCLUDING DERIVATIVES†
Inflation-Linked Securities	71.3%
Corporates – Investment Grades	10.0%
Asset-Backed Securities	7.5%
Commercial Mortgage-Backed Securities	6.3%
Corporates – Non-Investment Grades	1.4%
Governments – Treasuries	0.8%
Mortgage Pass-Throughs	0.8%
Collateralized Mortgage Obligations	0.6%
Quasi-Sovereigns	0.6%
Governments – Sovereign Bonds	0.2%
Emerging Markets – Corporate Bonds	0.2%
Preferred Stocks	0.2%
Governments – Sovereign Agencies	0.1%

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	11

Portfolio Summary

PORTFOLIO SUMMARY

April 30, 2014 (unaudited)

*	All data are as of April 30, 2014. The Strategy’s sector and inflation protection exposure breakdowns are expressed as an approximate percentage of the Strategy’s total net assets (and may vary over time) inclusive of derivative exposure except as noted, based on the Adviser’s internal classification.

†

The Strategy’s sector breakdown is expressed, based on the Adviser’s internal classification, as a percentage of total investments and may vary over time. The Strategy also enters into derivative transactions (not reflected in the table), which may be used for hedging or investment purposes or to adjust the risk profile or exposures of the Strategy (see “Portfolio of investments” section of the report for additional details). Derivative transactions may result in a form of leverage for the Strategy. The Strategy uses leverage for investment purposes by entering into reverse repurchase agreements. As a result, the Strategy’s total investments will generally exceed its net assets.

12	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Portfolio Summary

PORTFOLIO OF INVESTMENTS

April 30, 2014 (unaudited)

		Principal Amount (000)	U.S. $ Value

INFLATION-LINKED SECURITIES – 88.8%
United States – 88.8%
U.S. Treasury Inflation Index 0.125%, 4/15/16-1/15/23 (TIPS)	U.S.$	108,171	$110,017,711
0.125%, 1/15/19 (TIPS)		11,563	11,803,583
0.125%, 1/15/22-7/15/22 (TIPS)(a)		81,094	80,177,664
0.375%, 7/15/23 (TIPS)		23,060	23,061,595
0.50%, 4/15/15 (TIPS)		14,743	15,015,876
0.625%, 7/15/21 (TIPS)(a)		6,421	6,664,588
0.625%, 1/15/24 (TIPS)		16,364	16,605,685
1.125%, 1/15/21 (TIPS)		5,028	5,374,881
1.25%, 7/15/20 (TIPS)(a)		23,875	25,902,508
1.375%, 7/15/18-1/15/20 (TIPS)		15,725	17,100,571
1.875%, 7/15/15-7/15/19 (TIPS)(a)		29,627	31,593,089
2.00%, 1/15/16 (TIPS)		1,952	2,069,274
2.125%, 1/15/19 (TIPS)		23,916	26,828,828

Total Inflation-Linked Securities (cost $374,723,932)			372,215,853

CORPORATES – INVESTMENT GRADES – 12.5%
Industrial – 6.9%
Basic – 1.8%
Barrick North America Finance LLC 4.40%, 5/30/21		311	315,757
Basell Finance Co. BV 8.10%, 3/15/27(b)		205	271,739
Cia Minera Milpo SAA 4.625%, 3/28/23(b)		412	392,879
Dow Chemical Co. (The) 4.125%, 11/15/21		560	591,629
4.375%, 11/15/42		229	216,316
8.55%, 5/15/19		67	85,891
Gerdau Trade, Inc. 4.75%, 4/15/23(b)		635	616,839
5.75%, 1/30/21(b)		101	106,303
Glencore Funding LLC 3.125%, 4/29/19(b)		1,720	1,720,000
International Paper Co. 4.75%, 2/15/22		800	877,443
LyondellBasell Industries NV 5.75%, 4/15/24		405	472,160
Minsur SA 6.25%, 2/07/24(b)		869	922,179
Rio Tinto Finance USA PLC 2.875%, 8/21/22		521	499,982
3.50%, 3/22/22		192	193,873
Sociedad Quimica y Minera de Chile SA 3.625%, 4/03/23(b)		393	357,238

			7,640,228

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	13

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Capital Goods – 0.1%
Embraer SA 5.15%, 6/15/22	U.S.$	147	$155,085
Odebrecht Finance Ltd. 5.125%, 6/26/22(b)		300	306,000

			461,085

Communications - Media – 1.0%
21st Century Fox America, Inc. 3.00%, 9/15/22		1,095	1,065,063
6.15%, 3/01/37-2/15/41		331	394,429
CBS Corp. 5.75%, 4/15/20		325	375,224
8.875%, 5/15/19		25	32,238
DirecTV Holdings LLC/DirecTV Financing Co., Inc. 3.80%, 3/15/22		274	274,217
4.45%, 4/01/24		372	377,409
5.20%, 3/15/20		114	125,896
Globo Comunicacao e Participacoes SA 5.307%, 5/11/22(b)(c)		415	437,306
NBCUniversal Enterprise, Inc. 5.25%, 3/19/21(b)		409	425,360
Omnicom Group, Inc. 3.625%, 5/01/22		163	163,644
Reed Elsevier Capital, Inc. 8.625%, 1/15/19		460	583,325
Time Warner Cable, Inc. 5.00%, 2/01/20		35	39,172
8.75%, 2/14/19		25	32,015

			4,325,298

Communications - Telecommunications – 1.0%
American Tower Corp. 3.50%, 1/31/23		300	288,425
4.70%, 3/15/22		395	414,625
5.05%, 9/01/20		35	37,741
AT&T, Inc. 3.00%, 2/15/22		1,255	1,235,443
5.35%, 9/01/40		280	292,108
Rogers Communications, Inc. 4.00%, 6/06/22	CAD	55	51,349
Telefonica Emisiones SAU 5.462%, 2/16/21	U.S.$	400	450,384
Verizon Communications, Inc. 5.15%, 9/15/23		1,001	1,103,438
7.35%, 4/01/39		300	394,024

			4,267,537

14	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Automotive – 0.2%
Ford Motor Credit Co. LLC 5.875%, 8/02/21	U.S.$	640	$741,875
Harley-Davidson Funding Corp. 5.75%, 12/15/14(b)		30	30,900

			772,775

Consumer Cyclical - Entertainment – 0.3%
Time Warner, Inc. 3.40%, 6/15/22		985	992,095
Viacom, Inc. 3.875%, 4/01/24		339	342,185

			1,334,280

Consumer Cyclical - Other – 0.1%
Host Hotels & Resorts LP 5.25%, 3/15/22		175	192,269

Consumer Non-Cyclical – 0.4%
Altria Group, Inc. 4.75%, 5/05/21		195	213,594
Bunge Ltd. Finance Corp. 5.10%, 7/15/15		125	130,933
8.50%, 6/15/19		75	93,599
Kroger Co. (The) 3.40%, 4/15/22		624	622,367
Reynolds American, Inc. 3.25%, 11/01/22		284	271,010
Thermo Fisher Scientific, Inc. 4.15%, 2/01/24		363	378,707

			1,710,210

Energy – 0.9%
Marathon Petroleum Corp. 5.125%, 3/01/21		280	313,923
Nabors Industries, Inc. 5.10%, 9/15/23(b)		180	191,024
Noble Energy, Inc. 4.15%, 12/15/21		127	135,552
8.25%, 3/01/19		387	483,469
Reliance Holding USA, Inc. 5.40%, 2/14/22(b)		1,060	1,110,000
Transocean, Inc. 6.375%, 12/15/21		2	2,260
6.50%, 11/15/20		740	836,256
Valero Energy Corp. 6.125%, 2/01/20		476	558,777
Weatherford International Ltd./Bermuda 9.625%, 3/01/19		70	91,847

			3,723,108

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	15

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Technology – 1.0%
Agilent Technologies, Inc. 5.00%, 7/15/20	U.S.$	7	$7,669
Baidu, Inc. 2.25%, 11/28/17		237	238,878
3.25%, 8/06/18		399	407,579
Motorola Solutions, Inc. 3.50%, 3/01/23		206	198,432
3.75%, 5/15/22		320	319,168
7.50%, 5/15/25		505	637,186
Telefonaktiebolaget LM Ericsson 4.125%, 5/15/22		1,065	1,097,842
Tencent Holdings Ltd. 3.375%, 5/02/19(b)		626	629,269
Total System Services, Inc. 2.375%, 6/01/18		259	256,654
3.75%, 6/01/23		261	249,779

			4,042,456

Transportation - Airlines – 0.0%
Southwest Airlines Co. 5.25%, 10/01/14		35	35,634

Transportation - Services – 0.1%
Asciano Finance Ltd. 5.00%, 4/07/18(b)		47	50,704
Ryder System, Inc. 3.15%, 3/02/15		105	107,157
5.85%, 11/01/16		105	116,068
7.20%, 9/01/15		10	10,803

			284,732

			28,789,612

Financial Institutions – 4.1%
Banking – 2.4%
Barclays Bank PLC 6.625%, 3/30/22(b)	EUR	190	325,942
BBVA US Senior SAU 3.25%, 5/16/14	U.S.$	265	265,190
BNP Paribas SA 5.186%, 6/29/15(b)		257	263,746
BPCE SA 5.70%, 10/22/23(b)		670	709,456
Capital One Financial Corp. 5.25%, 2/21/17		150	164,669
Credit Suisse AG 6.50%, 8/08/23(b)		621	694,297
Danske Bank A/S 5.684%, 2/15/17	GBP	287	506,255

16	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Goldman Sachs Group, Inc. (The) 1.833%, 11/29/23(d)	U.S.$	810	$826,910
ING Bank NV 2.00%, 9/25/15(b)		600	609,351
JPMorgan Chase & Co. 4.25%, 10/15/20		55	59,132
Macquarie Group Ltd. 7.625%, 8/13/19(b)		65	78,502
Mizuho Financial Group Cayman 3 Ltd. 4.60%, 3/27/24(b)		1,033	1,054,207
Morgan Stanley Series G 5.50%, 7/28/21		456	516,038
Murray Street Investment Trust I 4.647%, 3/09/17		52	56,308
National Capital Trust II Delaware 5.486%, 3/23/15(b)		45	46,013
PNC Bank NA 3.80%, 7/25/23		940	956,143
Rabobank Capital Funding Trust III 5.254%, 10/21/16(b)		375	395,625
Royal Bank of Scotland PLC (The) 9.50%, 3/16/22(b)		102	119,340
Skandinaviska Enskilda Banken AB 5.471%, 3/23/15(b)		233	237,660
Standard Chartered PLC 4.00%, 7/12/22(b)		725	743,850
Turkiye Garanti Bankasi AS 4.75%, 10/17/19(b)		354	354,907
UBS AG/Stamford CT 7.625%, 8/17/22		465	552,546
Unicredit Luxembourg Finance SA 6.00%, 10/31/17(b)		325	355,876

			9,891,963

Brokerage – 0.2%
Nomura Holdings, Inc. 2.00%, 9/13/16		809	819,671

Insurance – 0.9%
American International Group, Inc. 4.875%, 6/01/22		625	695,288
6.40%, 12/15/20		205	247,455
Coventry Health Care, Inc. 5.45%, 6/15/21		415	482,323
Hartford Financial Services Group, Inc. (The) 5.125%, 4/15/22		535	600,838
5.50%, 3/30/20		24	27,417
6.10%, 10/01/41		165	201,825
Lincoln National Corp. 8.75%, 7/01/19		175	227,385

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	17

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

MetLife, Inc. 5.70%, 6/15/35	U.S.$	90	$105,967
7.717%, 2/15/19		180	224,975
Nationwide Financial Services, Inc. 5.375%, 3/25/21(b)		360	398,718
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(b)		125	191,864
Prudential Financial, Inc. 5.625%, 6/15/43		340	351,050
XLIT Ltd. 5.25%, 9/15/14		151	153,582

			3,908,687

Other Finance – 0.0%
ORIX Corp. 4.71%, 4/27/15		37	38,434

REITS – 0.6%
HCP, Inc. 5.375%, 2/01/21		739	836,307
Health Care REIT, Inc. 5.25%, 1/15/22		890	989,290
Trust F/1401 5.25%, 12/15/24(b)		825	834,281

			2,659,878

			17,318,633

Utility – 1.2%
Electric – 0.2%
Berkshire Hathaway Energy Co. 6.125%, 4/01/36		340	415,324
CMS Energy Corp. 5.05%, 3/15/22		144	162,085
Constellation Energy Group, Inc. 5.15%, 12/01/20		91	100,698

			678,107

Natural Gas – 1.0%
DCP Midstream LLC 4.75%, 9/30/21(b)		405	420,396
9.75%, 3/15/19(b)		20	25,510
Energy Transfer Partners LP 5.20%, 2/01/22		510	557,620
6.125%, 2/15/17		145	161,940
Enterprise Products Operating LLC 5.20%, 9/01/20		335	379,603
Kinder Morgan Energy Partners LP 3.95%, 9/01/22		846	850,780
4.15%, 3/01/22		104	106,738

18	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Nisource Finance Corp. 6.80%, 1/15/19	U.S.$	75	$89,269
Spectra Energy Capital LLC 6.20%, 4/15/18		265	302,886
8.00%, 10/01/19		25	30,939
Talent Yield Investments Ltd. 4.50%, 4/25/22(b)		480	480,704
Williams Cos., Inc. (The) 3.70%, 1/15/23		642	592,777
Williams Partners LP 5.25%, 3/15/20		400	444,380

			4,443,542

			5,121,649

Non Corporate Sectors – 0.3%
Agencies - Not Government Guaranteed – 0.3%
CNOOC Finance 2013 Ltd. 3.00%, 5/09/23		621	569,624
CNOOC Nexen Finance 2014 ULC 4.25%, 4/30/24		239	239,043
OCP SA 5.625%, 4/25/24(b)		330	330,000

			1,138,667

Total Corporates – Investment Grades (cost $51,020,783)			52,368,561

ASSET-BACKED SECURITIES – 9.3%
Autos - Fixed Rate – 6.0%
Ally Master Owner Trust Series 2013-1, Class A2 1.00%, 2/15/18		805	807,890
Series 2014-1, Class A2 1.29%, 1/15/19		1,398	1,400,329
AmeriCredit Automobile Receivables Trust Series 2012-3, Class A3 0.96%, 1/09/17		650	651,465
Series 2012-4, Class A2 0.49%, 4/08/16		148	147,589
Series 2013-1, Class A2 0.49%, 6/08/16		244	243,896
Series 2013-3, Class A3 0.92%, 4/09/18		1,245	1,246,107
Series 2013-4, Class A3 0.96%, 4/09/18		535	536,209
ARI Fleet Lease Trust Series 2013-A, Class A2 0.70%, 12/15/15(b)		659	658,634
Series 2014-A, Class A2 0.81%, 11/15/22(b)		448	447,690

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	19

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Avis Budget Rental Car Funding AESOP LLC Series 2012-3A, Class A 2.10%, 3/20/19(b)	U.S.$	420	$424,197
Series 2013-2A, Class A 2.97%, 2/20/20(b)		289	297,049
Series 2014-1A, Class A 2.46%, 7/20/20(b)		1,689	1,682,292
Bank of America Auto Trust Series 2012-1, Class A4 1.03%, 12/15/16		380	382,168
Capital Auto Receivables Asset Trust Series 2013-3, Class A2 1.04%, 11/21/16		1,115	1,121,073
Series 2014-1, Class B 2.22%, 1/22/19		200	200,553
Capital Auto Receivables Asset Trust/Ally Series 2013-1, Class A2 0.62%, 7/20/16		575	575,084
Carfinance Capital Auto Trust Series 2013-1A, Class A 1.65%, 7/17/17(b)		350	351,370
Enterprise Fleet Financing LLC Series 2014-1, Class A2 0.87%, 9/20/19(b)		426	426,017
Exeter Automobile Receivables Trust Series 2012-2A, Class A 1.30%, 6/15/17(b)		178	178,658
Series 2013-1A, Class A 1.29%, 10/16/17(b)		269	269,894
Series 2014-1A, Class A 1.29%, 5/15/18(b)		505	506,776
Fifth Third Auto Trust Series 2013-A, Class A3 0.61%, 9/15/17		685	685,744
Flagship Credit Auto Trust Series 2013-1, Class A 1.32%, 4/16/18(b)		244	244,167
Ford Auto Securitization Trust Series 2013-R1A, Class A2 1.676%, 9/15/16(b)	CAD	479	437,511
Series 2013-R4A, Class A1 1.487%, 8/15/15(b)		270	246,869
Series 2014-R2A, Class A1 1.353%, 3/15/16(b)		898	819,411
Ford Credit Auto Owner Trust Series 2012-D, Class B 1.01%, 5/15/18	U.S.$	225	223,582

20	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Ford Credit Floorplan Master Owner Trust Series 2012-4, Class A1 0.74%, 9/15/16	U.S.$	246	$246,272
Series 2014-1, Class A1 1.20%, 2/15/19		993	992,998
GM Financial Leasing Trust Series 2014-1A, Class A2 0.61%, 7/20/16(b)		1,030	1,029,890
Harley-Davidson Motorcycle Trust Series 2014-1, Class A3 1.10%, 9/15/19		415	415,080
Hertz Vehicle Financing LLC Series 2013-1A, Class A1 1.12%, 8/25/17(b)		2,185	2,187,076
Huntington Auto Trust Series 2011-1A, Class A3 1.01%, 1/15/16(b)		44	44,457
Hyundai Auto Receivables Trust Series 2012-B, Class C 1.95%, 10/15/18		165	168,285
Mercedes-Benz Auto Lease Trust Series 2013-A, Class A3 0.59%, 2/15/16		613	613,573
Series 2014-A, Class A2A 0.48%, 6/15/16		668	668,041
Mercedes-Benz Master Owner Trust Series 2012-AA, Class A 0.79%, 11/15/17(b)		1,193	1,196,169
Santander Drive Auto Receivables Trust Series 2013-3, Class C 1.81%, 4/15/19		905	908,162
Series 2013-4, Class A3 1.11%, 12/15/17		1,020	1,025,363
Series 2013-5, Class A2A 0.64%, 4/17/17		535	535,217
SMART Trust/Australia Series 2012-4US, Class A2A 0.67%, 6/14/15		95	94,893

			25,337,700

Credit Cards - Fixed Rate – 1.2%
American Express Credit Account Master Trust Series 2012-5, Class A 0.59%, 5/15/18		795	795,930
Cabela’s Master Credit Card Trust Series 2013-1A, Class A 2.71%, 2/17/26(b)		820	784,763
Chase Issuance Trust Series 2013-A1, Class A1 1.30%, 2/18/20		835	825,332

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	21

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2014-A1, Class A1 1.15%, 1/15/19	U.S.$	825	$826,493
Series 2014-A2, Class A2 2.77%, 3/15/23		1,035	1,034,354
World Financial Network Credit Card Master Trust Series 2012-B, Class A 1.76%, 5/17/21		370	370,134
Series 2013-A, Class A 1.61%, 12/15/21		373	369,851

			5,006,857

Autos - Floating Rate – 0.9%
Ally Master Owner Trust Series 2014-2, Class A 0.522%, 1/16/18(d)		810	810,151
BMW Floorplan Master Owner Trust Series 2012-1A, Class A 0.552%, 9/15/17(b)(d)		809	811,149
Ford Credit Floorplan Master Owner Trust Series 2013-1, Class A2 0.532%, 1/15/18(d)		797	797,984
GE Dealer Floorplan Master Note Trust Series 2012-3, Class A 0.642%, 6/20/17(d)		600	601,852
Hertz Fleet Lease Funding LP Series 2013-3, Class A 0.70%, 12/10/27(b)(d)		932	934,782

			3,955,918

Credit Cards - Floating Rate – 0.7%
Barclays Dryrock Issuance Trust Series 2014-1, Class A 0.512%, 12/16/19(d)		523	523,032
Cabela’s Master Credit Card Trust Series 2014-1, Class A 0.504%, 3/16/20(d)		600	600,146
First National Master Note Trust Series 2013-2, Class A 0.682%, 10/15/19(d)		794	794,040
World Financial Network Credit Card Master Trust Series 2014-A, Class A 0.532%, 12/15/19(d)		910	910,077

			2,827,295

Other ABS - Fixed Rate – 0.5%
CIT Equipment Collateral Series 2012-VT1, Class A3 1.10%, 8/22/16(b)		88	87,919

22	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

CNH Equipment Trust Series 2012-A, Class A3 0.94%, 5/15/17	U.S.$	124	$124,725
Series 2013-C, Class A2 0.63%, 1/17/17		738	739,016
Series 2013-D, Class A2 0.49%, 3/15/17		969	969,562
GE Equipment Midticket LLC Series 2011-1, Class A3 1.00%, 8/24/15		28	28,196

			1,949,418

Total Asset-Backed Securities (cost $39,113,736)			39,077,188

COMMERCIAL MORTGAGE-BACKED SECURITIES – 7.8%
Non-Agency Fixed Rate CMBS – 7.3%
Banc of America Commercial Mortgage Trust Series 2007-4, Class A1A 5.774%, 2/10/51		1,734	1,943,539
Series 2007-5, Class AM 5.772%, 2/10/51		258	279,553
Bear Stearns Commercial Mortgage Securities Trust Series 2006-PW12, Class A4 5.898%, 9/11/38		75	81,374
CGRBS Commercial Mortgage Trust Series 2013-VN05, Class A 3.369%, 3/13/35(b)		885	878,719
Citigroup Commercial Mortgage Trust Series 2006-C4, Class A1A 5.975%, 3/15/49		276	297,203
COBALT CMBS Commercial Mortgage Trust Series 2007-C3, Class A4 5.963%, 5/15/46		507	561,736
Commercial Mortgage Pass-Through Certificates Series 2013-SFS, Class A1 1.873%, 4/12/35(b)		424	412,445
Credit Suisse Commercial Mortgage Trust Series 2006-C3, Class A3 5.982%, 6/15/38		1,739	1,878,602
Series 2006-C3, Class AJ 5.982%, 6/15/38		320	320,699
Credit Suisse First Boston Mortgage Securities Corp. Series 2005-C1, Class A4 5.014%, 2/15/38		336	342,171

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	23

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Extended Stay America Trust Series 2013-ESH7, Class A17 2.295%, 12/05/31(b)	U.S.$	515	$497,228
Greenwich Capital Commercial Funding Corp. Series 2005-GG3, Class A4 4.799%, 8/10/42		530	537,590
Series 2007-GG9, Class A4 5.444%, 3/10/39		664	726,417
Series 2007-GG9, Class AM 5.475%, 3/10/39		598	644,729
GS Mortgage Securities Corp. II Series 2013-KING, Class A 2.706%, 12/10/27(b)		830	829,427
GS Mortgage Securities Trust Series 2013-G1, Class A1 2.059%, 4/10/31(b)		761	738,975
JP Morgan Chase Commercial Mortgage Securities Trust Series 2004-LN2, Class A1A 4.838%, 7/15/41(b)		965	972,474
Series 2006-CB15, Class A4 5.814%, 6/12/43		437	471,130
Series 2007-CB18, Class A1A 5.431%, 6/12/47		1,859	2,045,235
Series 2007-CB19, Class AM 5.895%, 2/12/49		295	320,758
Series 2007-LD12, Class AM 6.207%, 2/15/51		245	272,965
Series 2007-LDPX, Class A1A 5.439%, 1/15/49		1,908	2,101,737
Series 2007-LDPX, Class A3 5.42%, 1/15/49		435	476,752
Series 2010-C2, Class A1 2.749%, 11/15/43(b)		296	303,130
LB-UBS Commercial Mortgage Trust Series 2004-C4, Class A4 6.322%, 6/15/29		2	1,920
Series 2006-C1, Class A4 5.156%, 2/15/31		1,778	1,882,863
Series 2007-C1, Class A4 5.424%, 2/15/40		1,095	1,200,613
Merrill Lynch Mortgage Trust Series 2005-CIP1, Class A2 4.96%, 7/12/38		107	107,171
Series 2006-C2, Class A1A 5.739%, 8/12/43		615	672,578

24	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-3, Class A4 5.414%, 7/12/46	U.S.$	24	$25,790
Series 2006-4, Class A1A 5.166%, 12/12/49		2,313	2,510,558
Series 2007-9, Class A4 5.70%, 9/12/49		125	139,414
Motel 6 Trust Series 2012-MTL6, Class A2 1.948%, 10/05/25(b)		553	551,061
UBS-Barclays Commercial Mortgage Trust Series 2012-C3, Class A4 3.091%, 8/10/49		277	272,628
Series 2012-C4, Class A5 2.85%, 12/10/45		2,309	2,226,590
Wachovia Bank Commercial Mortgage Trust Series 2006-C25, Class A1A 5.903%, 5/15/43		1,546	1,682,516
WF-RBS Commercial Mortgage Trust Series 2013-C14, Class A5 3.337%, 6/15/46		862	855,475
Series 2014-C20, Class A2 3.036%, 5/15/47		648	667,737

			30,731,502

Non-Agency Floating Rate CMBS – 0.5%
Extended Stay America Trust Series 2013-ESFL, Class A2FL 0.853%, 12/05/31(b)(d)		405	403,618
GS Mortgage Securities Corp. II Series 2013-KYO, Class A 1.003%, 11/08/29(b)(d)		815	815,000
PFP III 2014-1 Ltd. Series 2014-1, Class A 1.325%, 6/14/31(b)(d)		851	850,500

			2,069,118

Total Commercial Mortgage-Backed Securities (cost $32,999,358)			32,800,620

CORPORATES - NON-INVESTMENT GRADES – 1.8%
Financial Institutions – 0.9%
Banking – 0.9%
Bank of America Corp. Series U 5.20%, 6/01/23		347	326,180
Barclays Bank PLC 7.625%, 11/21/22		378	429,266

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	25

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Citigroup, Inc. 5.95%, 1/30/23	U.S.$	483	$477,567
Credit Agricole SA 7.875%, 1/23/24(b)		248	265,980
HBOS Capital Funding LP 4.939%, 5/23/16	EUR	951	1,279,788
6.071%, 6/30/14(b)	U.S.$	394	394,000
Societe Generale SA 4.196%, 1/26/15	EUR	202	282,977
5.922%, 4/05/17(b)	U.S.$	115	122,331

			3,578,089

Finance – 0.0%
SLM Corp. 7.25%, 1/25/22		54	59,467

			3,637,556

Industrial – 0.8%
Capital Goods – 0.1%
Sealed Air Corp. 5.25%, 4/01/23(b)		331	334,310

Communications - Media – 0.1%
Sirius XM Radio, Inc. 4.625%, 5/15/23(b)		416	384,800

Communications - Telecommunications – 0.3%
Sprint Corp. 7.875%, 9/15/23(b)		400	441,000
T-Mobile USA, Inc. 6.625%, 4/01/23		380	406,600
Telecom Italia Capital SA 7.175%, 6/18/19		170	197,200

			1,044,800

Consumer Cyclical - Automotive – 0.0%
Dana Holding Corp. 6.00%, 9/15/23		147	154,718

Consumer Cyclical - Other – 0.1%
MCE Finance Ltd. 5.00%, 2/15/21(b)		405	403,987

Energy – 0.1%
Cimarex Energy Co. 5.875%, 5/01/22		134	145,725
Denbury Resources, Inc. 4.625%, 7/15/23		412	391,915

			537,640

26	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Technology – 0.1%
Numericable Group SA 5.375%, 5/15/22(b)	EUR	231	$332,095

			3,192,350

Utility – 0.1%
Natural Gas – 0.1%
ONEOK, Inc. 4.25%, 2/01/22	U.S.$	463	449,651
Regency Energy Partners LP/Regency Energy Finance Corp. 4.50%, 11/01/23		115	108,388

			558,039

Total Corporates - Non-Investment Grades (cost $7,093,945)			7,387,945

GOVERNMENTS - TREASURIES – 1.0%
Brazil – 1.0%
Brazil Notas do Tesouro Nacional Series F 10.00%, 1/01/17 (cost $3,886,366)	BRL	9,875	4,209,354

MORTGAGE PASS-THROUGHS – 1.0%
Agency Fixed Rate 30-Year – 0.9%
Federal National Mortgage Association 3.50%, 7/01/43	U.S.$	3,659	3,725,763

Agency ARMs – 0.1%
Federal Home Loan Mortgage Corp. 2.375%, 11/01/35(d)		356	381,051

Total Mortgage Pass-Throughs (cost $4,040,924)			4,106,814

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.8%
Non-Agency Floating Rate – 0.6%
Fannie Mae Connecticut Avenue Securities Series 2014-C01, Class M2 4.552%, 1/25/24(d)		495	546,562
Structured Agency Credit Risk Debt Notes Series 2013-DN2, Class M2 4.402%, 11/25/23(d)		1,030	1,112,574
Series 2014-DN1, Class M3 4.652%, 2/25/24(d)		730	806,263

			2,465,399

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	27

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Non-Agency Fixed Rate – 0.2%
GE Equipment Small Ticket LLC Series 2014-1A, Class A2 0.59%, 8/24/16(b)	U.S.$	924	$924,389

Total Collateralized Mortgage Obligations (cost $3,196,908)			3,389,788

QUASI-SOVEREIGNS – 0.7%
Quasi-Sovereign Bonds – 0.7%
Chile – 0.1%
Empresa de Transporte de Pasajeros Metro SA 4.75%, 2/04/24(b)		358	373,846

China – 0.2%
Sinopec Group Overseas Development 2013 Ltd. 4.375%, 10/17/23(b)		995	1,010,243

Kazakhstan – 0.1%
KazMunayGas National Co. JSC 7.00%, 5/05/20(b)		324	364,095

Malaysia – 0.1%
Petronas Capital Ltd. 5.25%, 8/12/19(b)		310	347,268

Mexico – 0.1%
Petroleos Mexicanos 3.50%, 7/18/18		505	523,306

South Korea – 0.1%
Korea National Oil Corp. 3.125%, 4/03/17(b)		450	466,855

Total Quasi-Sovereigns (cost $2,988,809)			3,085,613

GOVERNMENTS - SOVEREIGN BONDS – 0.3%
Indonesia – 0.2%
Indonesia Government International Bond 3.375%, 4/15/23(b)		318	288,188
5.875%, 1/15/24(b)		369	399,442

			687,630

Poland – 0.0%
Poland Government International Bond 3.875%, 7/16/15		16	16,619

28	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Qatar – 0.1%
Qatar Government International Bond 4.50%, 1/20/22(b)	U.S.$	360	$391,032

Total Governments – Sovereign Bonds (cost $1,054,906)			1,095,281

EMERGING MARKETS - CORPORATE BONDS – 0.3%
Industrial – 0.3%
Communications - Telecommunications – 0.1%
Comcel Trust 6.875%, 2/06/24(b)		208	217,620

Consumer Non-Cyclical – 0.2%
Marfrig Overseas Ltd. 9.50%, 5/04/20(b)		370	376,475
Virgolino de Oliveira Finance Ltd. 10.50%, 1/28/18(b)		655	479,787

			856,262

Total Emerging Markets – Corporate Bonds (cost $947,316)			1,073,882

		Shares
PREFERRED STOCKS – 0.2%
Financial Institutions – 0.2%
Banking – 0.2%
Morgan Stanley 7.125%		15,000	409,500
State Street Corp. Series D 5.90%		14,625	379,665

			789,165

Insurance – 0.0%
Allstate Corp. (The) 5.10%		5,550	139,416

Total Preferred Stocks (cost $879,550)			928,581

		Principal Amount (000)
GOVERNMENTS - SOVEREIGN AGENCIES – 0.1%
Ireland – 0.1%
Bank of Ireland Series MPLE 2.054%, 9/22/15(d) (cost $493,171)	CAD	560	490,489

Total Investments – 124.6% (cost $522,439,704)			522,229,969
Other assets less liabilities – (24.6)%			(103,032,930)

Net Assets – 100.0%			$419,197,039

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	29

Portfolio of Investments

FUTURES (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at April 30, 2014	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 2Yr (CBT) Futures	104	June 2014	$22,862,259	$22,867,000	$4,741
U.S. T-Note 5 Yr (CBT) Futures	59	June 2014	7,052,241	7,047,734	(4,507)
Sold Contracts
U.S. Long Bond (CBT) Futures	43	June 2014	5,658,133	5,802,312	(144,179)
U.S. T-Note 10 Yr (CBT) Futures	281	June 2014	34,927,989	34,962,547	(34,558)

					$(178,503)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG	CAD	2,407	USD	2,197	5/23/14	$2,313
Deutsche Bank AG	JPY	216,265	USD	2,118	5/23/14	2,112
Deutsche Bank AG	USD	153	CAD	169	5/23/14	949
Deutsche Bank AG	USD	4,149	MYR	13,574	5/30/14	5,698
Goldman Sachs Bank USA	BRL	5,264	USD	2,211	5/05/14	(149,494)
Goldman Sachs Bank USA	USD	1,043	BRL	2,474	5/05/14	66,501
Goldman Sachs International	BRL	23,047	USD	10,042	5/05/14	(293,606)
Goldman Sachs International	USD	11,548	BRL	25,837	5/05/14	38,780
Goldman Sachs International	PLN	12,562	USD	4,137	5/21/14	(7,987)
Goldman Sachs International	JPY	425,900	USD	4,184	5/23/14	17,352
Goldman Sachs International	USD	2,077	PEN	5,838	6/16/14	(9,338)
Goldman Sachs International	BRL	10,668	USD	4,687	7/02/14	(17,329)
Goldman Sachs International	USD	464	BRL	1,054	7/02/14	611
Northern Trust Co.	GBP	247	USD	410	5/08/14	(6,448)
State Street Bank & Trust Co.	USD	909	BRL	2,026	5/05/14	20
State Street Bank & Trust Co.	AUD	83	USD	77	5/30/14	341
State Street Bank & Trust Co.	EUR	1,378	USD	1,901	6/04/14	(10,533)

						$(360,058)

30	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Portfolio of Investments

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Clearing Broker/ (Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at April 30, 2014	Notional Amount (000)	Market Value	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citigroup Global Markets, Inc./(INTRCONX):
CDX-NAHY Series 21 5 Year Index, 12/20/18*	(5.00)%	3.17%	$4,120	$(330,152)	$(58,752)
Morgan Stanley & Co., LLC/(INTRCONX):
CDX-NAHY Series 21, 5 Year Index, 12/20/18*	(5.00)	3.17	3,300	(264,442)	(141,108)

				$(594,594)	$(199,860)

*	Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

				Rate Type
Clearing Broker/(Exchange)	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., LLC/(CME Group)	AUD	9,260	1/13/17	3 Month BBSW	3.170%	$35,453
Morgan Stanley & Co., LLC/(CME Group)	AUD	8,170	2/13/17	3 Month BBSW	3.245%	52,897
Morgan Stanley & Co., LLC/(CME Group)	NZD	12,140	4/29/17	3 Month BKBM	4.274%	11,618
Morgan Stanley & Co., LLC/(CME Group)		$2,610	1/14/24	2.980%	3 Month LIBOR	(84,205)
Morgan Stanley & Co., LLC/(CME Group)		2,300	2/14/24	2.889%	3 Month LIBOR	(46,654)
Morgan Stanley & Co., LLC/(CME Group)		3,280	4/28/24	2.817%	3 Month LIBOR	(21,089)

						$(51,980)

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at April 30, 2014	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Bank of America, NA.:
CDX NAIG-Series 19 5 Year Index, 12/20/17*	1.00%	0.41%	$3,200	$71,434	$2,227	$69,207
Deutsche Bank AG:
Anadarko Petroleum Corp., 5.95% 9/15/16, 9/20/17*	1.00	0.43	440	8,792	(10,499)	19,291

				$80,226	$(8,272)	$88,498

*	Termination date

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	31

Portfolio of Investments

INFLATION (CPI) SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	$21,900	7/15/16	1.984%	CPI#	$(56,438)
Barclays Bank PLC	12,100	1/15/18	2.069%	CPI#	(83,834)
Morgan Stanley Capital Services LLC	26,500	7/15/17	2.110%	CPI#	(149,973)

					$(290,245)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

INTEREST RATE SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	$850	1/17/22	2.050%	3 Month LIBOR	$17,842
Morgan Stanley Capital Services LLC	1,100	2/21/42	2.813%	3 Month LIBOR	124,273
Morgan Stanley Capital Services LLC	830	3/06/42	2.804%	3 Month LIBOR	96,089

					$238,204

REVERSE REPURCHASE AGREEMENTS (see Note D)

Broker	Interest Rate	Maturity	U.S. $ Value at April 30, 2014
Bank of America+	0.08%	—	$39,607,060
Barclays Capital, Inc.+	0.07%	—	13,260,076
Barclays Capital, Inc.	0.13%	5/06/14	1,961,927
BNP Paribas	0.10%	6/04/14	21,532,411
BNP Paribas	0.11%	7/09/14	14,941,656

			$91,303,130

+	The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on April 30, 2014

(a)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements. The market value of the collateral amounted to $91,939,442.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2014, the aggregate market value of these securities amounted to $45,875,045 or 10.9% of net assets.

(c)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at April 30, 2014.

(d)	Floating Rate Security. Stated interest rate was in effect at April 30, 2014.

32	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Portfolio of Investments

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

EUR – Euro

GBP – Great British Pound

JPY – Japanese Yen

MYR – Malaysian Ringgit

NZD – New Zealand Dollar

PEN – Peruvian Nuevo Sol

PLN – Polish Zloty

USD – United States Dollar

Glossary:

ABS – Asset-Backed Securities

ARMs – Adjustable Rate Mortgages

BBSW – Bank Bill Swap Reference Rate (Australia)

BKBM – Bank Bill Benchmark (New Zealand)

CBT – Chicago Board of Trade

CDX-NAHY – North American High Yield Credit Default Swap Index

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CMBS – Commercial Mortgage-Backed Securities

CME – Chicago Mercantile Exchange

INTRCONX – Inter-Continental Exchange

JSC – Joint Stock Company

LIBOR – London Interbank Offered Rates

REIT – Real Estate Investment Trust

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	33

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

April 30, 2014 (unaudited)

Assets
Investments in securities, at value (cost $522,439,704)	$522,229,969
Cash	706,856
Due from broker	766,227 (a)
Interest receivable	1,638,076
Receivable for capital stock sold	461,703
Receivable for investment securities sold	323,561
Unrealized appreciation on interest rate swaps	238,204
Unrealized appreciation of forward currency exchange contracts	134,677
Unrealized appreciation on credit default swaps	88,498
Upfront premium paid on credit default swaps	2,227
Receivable for variation margin on centrally cleared credit default swaps	2,011

Total assets	526,592,009

Liabilities
Payable for reverse repurchase agreements	91,303,130
Payable for investment securities purchased and foreign currency transactions	14,703,078
Unrealized depreciation of forward currency exchange contracts	494,735
Unrealized depreciation on inflation swaps	290,245
Payable for capital stock redeemed	212,161
Advisory fee payable	116,507
Payable for variation margin on futures	115,008
Distribution fee payable	36,050
Payable for variation margin on centrally cleared interest rate swaps	17,260
Administrative fee payable	14,829
Upfront premium received on credit default swaps	10,499
Transfer Agent fee payable	9,156
Accrued expenses	72,312

Total liabilities	107,394,970

Net Assets	$419,197,039

Composition of Net Assets
Capital stock, at par	$387,228
Additional paid-in capital	422,075,073
Undistributed net investment income	1,568,721
Accumulated net realized loss on investment and foreign currency transactions	(3,876,333)
Net unrealized depreciation on investments and foreign currency denominated assets and liabilities	(957,650)

$419,197,039

See notes to financial statements.

34	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Statement of Assets & Liabilities

Net Asset Value Per Share—24 billion shares of capital stock authorized, $.01 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$21,166,233	1,945,795	$10.88	*

C	$4,224,581	392,720	$10.76

Advisor	$10,406,033	955,365	$10.89

R	$195,800	17,996	$10.88

K	$1,862,151	171,307	$10.87

I	$2,751,653	253,875	$10.84

1	$328,429,869	30,348,378	$10.82

2	$50,160,719	4,637,352	$10.82

(a)	Represents amount on deposit at the broker as collateral for open derivative contracts.

*	The maximum offering price per share for Class A shares was $11.36 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	35

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2014 (unaudited)

Investment Income
Interest	$3,284,502
Dividends
Unaffiliated issuers	18,011
Affiliated issuers	1,869	$3,304,382

Expenses
Advisory fee (see Note B)	1,017,495
Distribution fee—Class A	32,846
Distribution fee—Class C	24,225
Distribution fee—Class R	511
Distribution fee—Class K	2,199
Distribution fee—Class 1	159,564
Transfer agency—Class A	20,149
Transfer agency—Class C	4,728
Transfer agency—Advisor Class	8,198
Transfer agency—Class R	223
Transfer agency—Class K	1,521
Transfer agency—Class I	464
Transfer agency—Class 1	1
Custodian	99,074
Registration fees	34,952
Printing	29,172
Audit	26,131
Administrative	24,125
Legal	20,048
Directors’ fees	4,872
Miscellaneous	8,453

Total expenses before interest expense	1,518,951
Interest expense	39,813

Total expenses	1,558,764
Less: expenses waived and reimbursed by the Adviser (see Note B)	(333,252)

Net expenses		1,225,512

Net investment income		2,078,870

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		(1,110,272)
Futures		(194,479)
Swaps		(581,355)
Foreign currency transactions		24,756
Net change in unrealized appreciation/depreciation of:
Investments		4,080,348
Futures		(111,379)
Swaps		341,625
Foreign currency denominated assets and liabilities		(326,535)

Net gain on investment and foreign currency transactions		2,122,709

Net Increase in Net Assets from Operations		$4,201,579

See notes to financial statements.

36	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2014 (unaudited)		Year Ended October 31, 2013
Increase (Decrease) in Net Assets from Operations
Net investment income	$2,078,870		$3,471,793
Net realized loss on investment and foreign currency transactions	(1,861,350)		(1,227,759)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	3,984,059		(17,735,854)

Net increase (decrease) in net assets from operations	4,201,579		(15,491,820)
Dividends and Distributions to Shareholders from
Net investment income
Class A	(46,911)		(128,297)
Class C	(4,496)		(4,178)
Advisor Class	(31,734)		(57,090)
Class R	(325)		(683)
Class K	(4,737)		(12,054)
Class I	(10,861)		(3,856)
Class 1	(1,236,459)		(2,543,031)
Class 2	(199,855)		(535,851)
Net realized gain on investment transactions
Class A	– 0	–	(3,042)
Class C	– 0	–	(1,390)
Advisor Class	– 0	–	(905)
Class R	– 0	–	(90)
Class K	– 0	–	(355)
Class I	– 0	–	(45)
Class 1	– 0	–	(33,481)
Class 2	– 0	–	(8,262)
Capital Stock Transactions
Net increase	12,797,106		147,564,135

Total increase	15,463,307		128,739,705
Net Assets
Beginning of period	403,733,732		274,994,027

End of period (including undistributed net investment income of $1,568,721 and $1,025,229, respectively)	$419,197,039		$403,733,732

See notes to financial statements.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	37

Statement of Changes in Net Assets

STATEMENT OF CASH FLOWS

For the Six Months Ended April 30, 2014 (unaudited)

Net increase in net assets from operations		$4,201,579

Reconciliation of Net Increase in Net Assets from Operations to Net Decrease in Cash from Operating Activities:
Decrease in interest and dividends receivable	$63,079
Increase in receivable for investments sold	(44,698)
Net accretion of bond discount and amortization of bond premium	2,135,725
Inflation index adjustment	1,524,770
Increase in payable for investments purchased	14,185,588
Decrease in accrued expenses	(85,899)
Increase in due from broker	(766,227)
Purchases of long-term investments	(310,931,654)
Purchases of short-term investments	(140,684,043)
Proceeds from disposition of long-term investments	228,216,741
Proceeds from disposition of short-term investments, net	176,934,732
Proceeds on swaps, net	(656,500)
Payments for futures settlements	(625,076)
Variation margin received on futures	66,650
Variation margin received on centrally cleared swaps	15,249
Net realized gain on investment and foreign currency transactions	1,861,350
Net change in unrealized appreciaton/depreciation of investments and foreign currency denominated assets and liabilities	(3,984,059)

Total adjustments		(32,774,272)

Net decrease in cash from operating activities		$(28,572,693)

Financing Activities:
Subscriptions of capital stock, net	12,170,191
Decrease in due to custodian	(30,072,307)
Cash dividends paid (net of dividend reinvestments)	(343,346)
Increase in reverse repurchase agreements	46,590,080

Net increase in cash from financing activities		28,344,618
Effect of exchange rate on cash		(309,394)

Net decrease in cash		(537,469)
Cash at beginning of period		1,244,325

Cash at end of period		$706,856

In accordance with U.S. GAAP, the Strategy has included a Statement of Cash Flows as a result of its significant investments in reverse repurchase agreements throughout the period.

See notes to financial statements.

38	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Statement of Cash Flows

NOTES TO FINANCIAL STATEMENTS

April 30, 2014 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Bond Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund, which is a Maryland corporation, operates as a series company comprised of seven portfolios currently in operation: the Intermediate Bond Portfolio, the Bond Inflation Strategy Portfolio, the Municipal Bond Inflation Strategy Portfolio, the Real Asset Strategy Portfolio, the Limited Duration High Income Portfolio, the Government Reserves Portfolio, and the Tax-Aware Fixed Income Portfolio. They are each diversified Portfolios, with the exception of the Limited Duration High Income Portfolio, which is non-diversified. The Limited Duration High Income Portfolio commenced operations on December 7, 2011. The Government Reserves Portfolio commenced operations on May 1, 2013. The Tax-Aware Fixed Income Portfolio commenced operations on December 11, 2013. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the Bond Inflation Strategy Portfolio (the “Strategy”). The Strategy has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class 1 and Class 2 shares. Class B shares are not publically offered. Class 1 shares are sold only to the private clients of Sanford C. Bernstein & Co. LLC by its registered representatives. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R, Class K, and Class 1 shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I, and Class 2 shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eight classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Strategy.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	39

Notes to Financial Statements

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less. If the original term to maturity exceeded 60 days, the securities are valued by a pricing service, if a market price is available. If a market price is not available, the securities are valued by using amortized cost as of the 61st day prior to maturity. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Strategy may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Strategy values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Strategy would receive to sell an asset or pay to

40	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Notes to Financial Statements

transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Strategy. Unobservable inputs reflect the Strategy’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Strategy’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	41

Notes to Financial Statements

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Strategy’s investments by the above fair value hierarchy levels as of April 30, 2014:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Inflation-Linked Securities	$	– 0	–	$372,215,853		$	– 0	–	$372,215,853
Corporates – Investment Grades		– 0	–	52,368,561			– 0	–	52,368,561
Asset-Backed Securities		– 0	–	36,301,277			2,775,911		39,077,188
Commercial Mortgage-Backed Securities		– 0	–	28,972,549			3,828,071		32,800,620
Corporates – Non-Investment Grades		– 0	–	7,387,945			– 0	–	7,387,945
Governments – Treasuries		– 0	–	4,209,354			– 0	–	4,209,354
Mortgage Pass-Throughs		– 0	–	4,106,814			– 0	–	4,106,814
Collateralized Mortgage Obligations		– 0	–	– 0	–		3,389,788		3,389,788
Quasi-Sovereigns		– 0	–	3,085,613			– 0	–	3,085,613
Governments – Sovereign Bonds		– 0	–	1,095,281			– 0	–	1,095,281
Emerging Markets – Corporate Bonds		– 0	–	1,073,882			– 0	–	1,073,882
Preferred Stocks		928,581		– 0	–		– 0	–	928,581
Governments – Sovereign Agencies		– 0	–	490,489			– 0	–	490,489

Total Investments in Securities		928,581		511,307,618			9,993,770		522,229,969

42	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Notes to Financial Statements

Investments in Securities:	Level 1		Level 2			Level 3			Total
Other Financial Instruments*:
Assets:
Futures	$4,741		$	– 0	–	$	– 0	–	$4,741	#
Forward Currency Exchange Contracts	– 0	–		134,677			– 0	–	134,677
Centrally Cleared Interest Rate Swaps	– 0	–		99,968			– 0	–	99,968	#
Credit Default Swaps	– 0	–		88,498			– 0	–	88,498
Interest Rate Swaps	– 0	–		238,204			– 0	–	238,204
Liabilities:
Futures	(183,244)			– 0	–		– 0	–	(183,244	)#
Forward Currency Exchange Contracts	– 0	–		(494,735)			– 0	–	(494,735)
Centrally Cleared Credit Default Swaps	– 0	–		(199,860)			– 0	–	(199,860	)#
Centrally Cleared Interest Rate Swaps	– 0	–		(151,948)			– 0	–	(151,948	)#
Inflation (CPI) Swaps	– 0	–		(290,245)			– 0	–	(290,245)

Total^	$750,078			$510,732,177			$9,993,770		$521,476,025

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange traded derivatives in the portfolio of investments.

^	There were no transfers between Level 1 and Level 2 during the reporting period.

The Strategy recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Asset-Backed Securities		Commercial Mortgage-Backed Securities		Collateralized Mortgage Obligations
Balance as of 10/31/13	$1,887,711		$2,373,786		$2,328,160
Accrued discounts/(premiums)	3,969		(6,542)		10,356
Realized gain (loss)	(1,787)		(3,207)		(43,932)
Change in unrealized appreciation/depreciation	24,331		11,434		301,892
Purchases	1,793,944		1,518,237		3,196,979
Sales	(932,257)		(65,637)		(2,403,667)
Settlements	– 0	–	– 0	–	– 0	–
Transfers in to Level 3	– 0	–	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–	– 0	–

Balance as of 4/30/14	$2,775,911		$3,828,071		$3,389,788

Net change in unrealized appreciation/depreciation from Investments held as of 4/30/14*	$1,656		$11,434		$192,880

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	43

Notes to Financial Statements

	Centrally Cleared Interest Rate Swaps			Total
Balance as of 10/31/13		$(41,645)		$6,548,012
Accrued discounts/(premiums)		– 0	–	7,783
Realized gain (loss)		(16,839)		(65,765)
Change in unrealized appreciation/depreciation		41,645		379,302
Purchases		– 0	–	6,509,160
Sales		– 0	–	(3,401,561)
Settlements		16,839		16,839
Transfers in to Level 3		– 0	–	– 0	–
Transfers out of Level 3		– 0	–	– 0	–

Balance as of 4/30/14	$	– 0	–	$9,993,770

Net change in unrealized appreciation/depreciation from Investments held as of 4/30/14*	$	– 0	–	$205,970

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

The following presents information about significant unobservable inputs related to the Strategy with material categories of Level 3 investments at April 30, 2014:

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 4/30/14	Valuation Technique	Unobservable Input	Range/Weighted Average
Asset-Backed Securities	$2,775,911	Third Party Vendor	Evaluated Quotes	$ $	100.04-$100.27/ 100.11
Commercial Mortgage-Backed Securities	$2,309,834	Third Party Vendor	Evaluated Quotes	$ $	100.22-$111.28/ 109.37
	$1,518,237	Qualitative Assessment	Transaction Price	$ $	100.00-$103.00/ 102.32
Collateralized Mortgage Obligations	$3,389,788	Third Party Vendor	Evaluated Quotes	$ $	100.00-$110.45/ 106.78

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Strategy. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

44	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Notes to Financial Statements

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Strategy’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Strategy’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Strategy may be subject to taxes imposed by countries in which it invests.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	45

Notes to Financial Statements

Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Strategy’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (all years since inception of the Strategy) and has concluded that no provision for income tax is required in the Strategy’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Strategy is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Strategy amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Strategy are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Strategy represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Strategy or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Strategy pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Strategy’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (the “Expense Caps”) to .80%, 1.50%, .50%, 1.00%, .75%, .50%, .60% and .50% of the daily average net assets for the Class A, Class C, Advisor Class, Class R, Class K, Class I, Class 1, and Class 2 shares, respectively. Prior to February 1, 2014, the Expense Caps were .75%, 1.45%, .45%, .95%, .70%, .45%, .55% and .45% of the daily average net assets for the Class A, Class C, Advisor Class, Class R, Class K,

46	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Notes to Financial Statements

Class I, Class 1, and Class 2 shares, respectively. Under the agreement, fees waived and expenses borne by the Adviser were subject to repayment by the Strategy until January 26, 2013. No repayment was made that would cause the Strategy’s total annualized operating expenses to exceed the net fee percentage set forth above, or would have exceeded the amount of offering expenses as recorded by the Strategy before January 26, 2011. This fee waiver and/or expense reimbursement agreement will remain in effect until January 31, 2015 and then may be extended for additional one-year terms. For the six months ended April 30, 2014, such reimbursement amounted to $333,252.

Pursuant to the investment advisory agreement, the Strategy may reimburse the Adviser for certain legal and accounting services provided to the Strategy by the Adviser. For the six months ended April 30, 2014, the reimbursement for such services amounted to $24,125.

The Strategy compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Strategy. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $20,763 for the six months ended April 30, 2014.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Strategy’s shares. The Distributor has advised the Strategy that it has retained front-end sales charges of $162 from the sale of Class A shares and received $0 and $319 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended April 30, 2014.

The Strategy may invest in the AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Strategy’s transactions in shares of the Government STIF Portfolio for the six months ended April 30, 2014 is as follows:

Market Value October 31, 2013 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value April 30, 2014 (000)			Dividend Income (000)
$ 36,251	$140,684	$176,935	$	– 0	–	$2

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	47

Notes to Financial Statements

Brokerage commissions paid on investment transactions for the six months ended April 30, 2014 amounted to $2,909, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Strategy has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Strategy pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Strategy’s average daily net assets attributable to Class A shares, 1% of the Strategy’s average daily net assets attributable to Class C shares, .50% of the Strategy’s average daily net assets attributable to Class R shares .25% of the Strategy’s average daily net assets attributable to Class K shares and .10% of the Strategy’s average daily net assets attributable to Class 1 shares. There are no distribution and servicing fees on the Advisor Class, Class I, and Class 2 shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Strategy’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Strategy in the amounts of $223,379, $15,539, $16,176 and $1,314,165 for Class C, Class R, Class K and Class 1 shares, respectively. While such costs may be recovered from the Strategy in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Strategy’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2014 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$44,135,082	$39,721,077
U.S. government securities	174,354,075	94,789,550

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

Gross unrealized appreciation	$4,418,020
Gross unrealized depreciation	(4,627,755)

Net unrealized depreciation	$(209,735)

48	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Notes to Financial Statements

1. Derivative Financial Instruments

The Strategy may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Strategy, as well as the methods in which they may be used are:

•	Futures

The Strategy may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Strategy bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Strategy may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Strategy enters into futures, the Strategy deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as due from broker on the statement of assets and liabilities. Pursuant to the contract, the Strategy agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Strategy as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Strategy records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Strategy to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Strategy to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	49

Notes to Financial Statements

During the six months ended April 30, 2014, the Strategy held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Strategy may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Strategy. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended April 30, 2014, the Strategy held forward currency exchange contracts for hedging and non-hedging purposes.

•	Swaps

The Strategy may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Strategy may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Strategy in accordance with the terms of the respective swaps to provide value and recourse to the Strategy or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Strategy, and/or the termination value at the end of the contract. Therefore, the Strategy considers the creditworthiness of each counterparty

50	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Notes to Financial Statements

to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Strategy and the counterparty and by the posting of collateral by the counterparty to the Strategy to cover the Strategy’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Strategy accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Strategy enters into a centrally cleared swap, the Strategy deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as due from broker on the statement of assets and liabilities. Pursuant to the contract, the Strategy agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Strategy as unrealized gains or losses. Risks may arise from the potential of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded swaps is generally less than privately negotiated swaps, since the clearinghouse, which is the issuer or counterparty to each exchange-traded swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Strategy records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	51

Notes to Financial Statements

Interest Rate Swaps:

The Strategy is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Strategy holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Strategy may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Strategy may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Strategy may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Strategy anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Strategy with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Strategy receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended April 30, 2014, the Strategy held interest rate swaps for hedging and non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swaps are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Strategy against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.

During the six months ended April 30, 2014, the Strategy held inflation (CPI) swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Strategy may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Strategy, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Strategy may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the

52	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Notes to Financial Statements

swap, the Strategy receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Strategy is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Strategy will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

Credit default swaps may involve greater risks than if a Strategy had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Strategy is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Strategy is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Strategy coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Strategy.

During the six months ended April 30, 2014, the Strategy held credit default swaps for hedging and non-hedging purposes.

Implied credit spreads utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

At April 30, 2014, the Strategy had Sale Contracts outstanding with Maximum Payout Amounts aggregating $3,640,000, with net unrealized appreciation of $88,498, and terms of less than 5 years, as reflected in the portfolio of investments.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swap agreements entered into by the Strategy for the same reference obligation with the same counterparty.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	53

Notes to Financial Statements

As of April 30, 2014, the Strategy did not have Buy Contracts outstanding with respect to the same referenced obligation and same counterparty for its Sale Contracts outstanding.

The Strategy typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Strategy typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as exchange-traded derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Strategy and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Strategy’s net liability, held by the defaulting party, may be delayed or denied.

The Strategy’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Strategy decline below specific levels (“net asset contingent features”). If these levels are triggered, the Strategy’s counterparty has the right to terminate such transaction and require the Strategy to pay or receive a settlement amount in connection with the terminated transaction. As of April 30, 2014, the Strategy had OTC derivatives with contingent features in net liability positions in the amount of $493,560. If a trigger event had occurred at April 30, 2014, for those derivatives in a net liability position, an amount of $493,560 would be required to be posted by the Strategy.

54	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Notes to Financial Statements

At April 30, 2014, the Strategy had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$4,741	*	Receivable/Payable for variation margin on futures	$183,244	*

Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	134,677		Unrealized depreciation of forward currency exchange contracts	494,735

Interest rate contracts	Unrealized appreciation on interest rate swaps	238,204

Interest rate contracts				Unrealized depreciation on inflation swaps	290,245

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared interest rate swaps	99,968	*	Receivable/Payable for variation margin on centrally cleared interest rate swaps	151,948	*

Credit contracts	Unrealized appreciation on credit default swaps	88,498

Credit contracts				Receivable/Payable for variation margin on centrally cleared credit default swaps	199,860	*

Total		$566,088			$1,320,032

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	55

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the six months ended April 30, 2014:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(194,479)	$(111,379)

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	(7,615)	(331,683)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(371,111)	352,973

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(210,244)	(11,348)

Total		$(783,449)	$(101,437)

The following table represents the volume of the Strategy’s derivative transactions during the six months ended April 30, 2014:

Futures:
Average original value of buy contracts	$37,192,767
Average original value of sale contracts	$21,546,643

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$7,230,530
Average principal amount of sale contracts	$14,558,059

Interest Rate Swaps:
Average notional amount	$9,915,714

Inflation Swaps:
Average notional amount	$83,642,857

Centrally Cleared Interest Rate Swaps:
Average notional amount	$21,605,756	(a)

Credit Default Swaps:
Average notional amount of sale contracts	$3,577,143

Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$6,608,571

(a)	Positions were open for five months during the period.

56	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Notes to Financial Statements

For financial reporting purposes, the Strategy does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held during the reporting period were subject to netting arrangements. The following table presents the Strategy’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Strategy as of April 30, 2014:

Counterparty	Derivative Assets Subject to MA	Derivative Available for Offset		Cash Collateral Received			Securities Collateral Received			Net Amount of Derivatives Assets
Bank of America, N.A.	$71,434	$ – 0	–	$	– 0	–	$	– 0	–	$71,434
Barclays Bank PLC	17,842	(17,842)			– 0	–		– 0	–	– 0	–
Exchange-Traded Citigroup Global Markets, Inc.*	1,116	– 0	–		– 0	–		– 0	–	1,116
Deutsche Bank AG	19,864	– 0	–		– 0	–		– 0	–	19,864
Goldman Sachs Bank USA	66,501	(66,501)			– 0	–		– 0	–	– 0	–
Goldman Sachs International	56,743	(56,743)			– 0	–		– 0	–	– 0	–
Morgan Stanley Capital Services LLC	220,362	(149,973)			– 0	–		– 0	–	70,389
State Street Bank & Trust Co.	361	(361)			– 0	–		– 0	–	– 0	–

Total	$454,223	$(291,420)		$	– 0	–	$	– 0	–	$162,803

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged			Securities Collateral Pledged			Net Amount of Derivatives Liabilities
Barclays Bank PLC	$140,272	$(17,842)		$	– 0	–	$	– 0	–	$122,430
Goldman Sachs Bank USA	149,494	(66,501)			– 0	–		– 0	–	82,993
Goldman Sachs International	328,260	(56,743)			– 0	–		– 0	–	271,517
Exchange-Traded Goldman Sachs Bank Co.*	115,008	– 0	–		(115,008	)**		– 0	–	– 0	–
Morgan Stanley Capital Services LLC	149,973	(149,973)			– 0	–		– 0	–	– 0	–
Exchange-Traded Morgan Stanley & Co. LLC*	16,365	– 0	–		(16,365	)**		– 0	–	– 0	–
Northern Trust Co.	6,448	– 0	–		– 0	–		– 0	–	6,448
State Street Bank & Trust Co.	10,533	(361)			– 0	–		– 0	–	10,172

Total	$916,353	$(291,420)			$(131,373)		$	– 0	–	$493,560

*	Cash has been posted for initial margin requirements for exchange-traded derivatives outstanding at April 30, 2014.

**	The actual collateral received/pledged is more than the amount reported due to overcollateralization.

See Note D.4 for additional disclosure of netting arrangements regarding reverse repurchase agreements.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	57

Notes to Financial Statements

2. Currency Transactions

The Strategy may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Strategy may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Strategy may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Strategy and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Strategy may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Dollar Rolls

The Strategy may enter into dollar rolls. Dollar rolls involve sales by the Strategy of securities for delivery in the current month and the Strategy’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Strategy forgoes principal and interest paid on the securities. The Strategy is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Strategy is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Strategy. For the six months ended April 30, 2014, the Strategy had no transactions in dollar rolls.

4. Reverse Repurchase Agreements

The Strategy may enter into reverse repurchase transactions (“RVP”) in accordance with the terms of a Master Repurchase Agreement (“MRA”), under which the Strategy sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Strategy enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value comparable to the repurchase price. Under the MRA and other Master Agreements, the Strategy is permitted to offset payables and/or receivables with collateral held and/or posted to the counterparty and create one single net payment due to or from the Strategy in the event of a default. In the event of a default by a MRA counterparty, the Strategy may be considered an unsecured creditor with respect to any excess collateral (collateral with a market value in excess of the repurchase price) held by and/or posted to the counterparty, and as such the return of such excess collateral may be delayed or denied. For the six months ended April 30, 2014, the average amount of reverse repurchase agreements outstanding was $75,064,791 and the daily weighted

58	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Notes to Financial Statements

average interest rate was 0.09%. At April 30, 2014, The Strategy had reverse repurchase agreements outstanding in the amount of $91,303,130 as reported on the statement of assets and liabilities.

The following table presents the Strategy’s RVP liabilities by counterparty net of the related collateral pledged by the Strategy as of April 30, 2014:

Counterparty	RVP Liabilities Subject to MA	Assets Available for Offset		Securities Collateral Pledged†		Net Amount of RVP Liabilities
Bank of America	$39,607,060	$	– 0 –	$(39,607,060	)*	$	– 0 –
Barclays Capital, Inc.	15,222,003		– 0 –	(15,222,003	)*		– 0 –
BNP Paribas	36,474,067		– 0 –	(36,474,067	)*		– 0 –

Total	$91,303,130	$	– 0 –	$(91,303,130)		$	– 0 –

†	Including accrued interest.

*	The actual collateral pledged is more than the amount reported due to overcollateralization.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended April 30, 2014 (unaudited)	Year Ended October 31, 2013	Six Months Ended April 30, 2014 (unaudited)	Year Ended October 31, 2013

Class A
Shares sold	159,949	1,263,934	$1,721,738	$13,772,700

Shares issued in reinvestment of dividends and distributions	3,867	10,010	41,319	110,149

Shares redeemed	(379,658)	(663,623)	(4,081,385)	(7,266,498)

Net increase (decrease)	(215,842)	610,321	$(2,318,328)	$6,616,351

Class C
Shares sold	8,004	144,209	$85,120	$1,619,721

Shares issued in reinvestment of dividends and distributions	379	465	4,006	5,058

Shares redeemed	(161,433)	(307,462)	(1,717,177)	(3,375,097)

Net decrease	(153,050)	(162,788)	$(1,628,051)	$(1,750,318)

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	59

Notes to Financial Statements

	Shares		Amount
	Six Months Ended April 30, 2014 (unaudited)	Year Ended October 31, 2013	Six Months Ended April 30, 2014 (unaudited)	Year Ended October 31, 2013

Advisor Class
Shares sold	268,552	1,559,263	$2,892,808	$17,509,615

Shares issued in reinvestment of dividends and distributions	2,644	4,758	28,372	52,594

Shares redeemed	(52,383)	(1,310,326)	(562,509)	(14,820,089)

Net increase	218,813	253,695	$2,358,671	$2,742,120

Class R
Shares sold	402	1,376	$4,318	$15,343

Shares issued in reinvestment of dividends and distributions	30	70	325	773

Shares redeemed	(1,751)	(29,643)	(18,925)	(317,776)

Net decrease	(1,319)	(28,197)	$(14,282)	$(301,660)

Class K
Shares sold	53,767	77,416	$580,099	$873,308

Shares issued in reinvestment of dividends and distributions	443	1,124	4,737	12,408

Shares redeemed	(66,276)	(72,023)	(711,169)	(802,796)

Net increase (decrease)	(12,066)	6,517	$(126,333)	$82,920

Class I
Shares sold	9,451	239,588	$100,786	$2,573,309

Shares issued in reinvestment of dividends and distributions	1,013	345	10,817	3,792

Shares redeemed	(822)	(19,252)	(8,779)	(205,881)

Net increase	9,642	220,681	$102,824	$2,371,220

Class 1
Shares sold	4,409,949	17,308,327	$47,109,264	$192,409,592

Shares issued in reinvestment of dividends and distributions	88,361	176,130	942,298	1,935,557

Shares redeemed	(3,446,998)	(5,297,506)	(36,863,857)	(58,483,004)

Net increase	1,051,312	12,186,951	$11,187,705	$135,862,145

60	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Notes to Financial Statements

	Shares		Amount
	Six Months Ended April 30, 2014 (unaudited)	Year Ended October 31, 2013	Six Months Ended April 30, 2014 (unaudited)	Year Ended October 31, 2013

Class 2
Shares sold	990,890	3,262,457	$10,527,627	$36,376,327

Shares issued in reinvestment of dividends and distributions	15,022	40,820	160,158	450,558

Shares redeemed	(698,381)	(3,141,138)	(7,452,885)	(34,885,528)

Net increase	307,531	162,139	$3,234,900	$1,941,357

NOTE F

Risks Involved in Investing in the Strategy

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Strategy’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Strategy’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Duration Risk—Duration is the measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the real value of the Strategy’s assets can decline as can the real value of the Strategy’s distributions.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	61

Notes to Financial Statements

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Strategy’s investments or reduce the returns of the Strategy. For example, the value of the Strategy’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar). Currency markets are generally not as regulated as securities markets. Independent of the Strategy’s investments denominated in foreign currencies, the Strategy’s positions in various foreign currencies may cause the Strategy to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Strategy may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Strategy, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Leverage Risk—When the Strategy borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Strategy’s investments. The Strategy may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of derivative instruments by the Strategy, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Strategy than if the Strategy were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Indemnification Risk—In the ordinary course of business, the Strategy enters into contracts that contain a variety of indemnifications. The Strategy’s maximum exposure under these arrangements is unknown. However, the Strategy has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Strategy has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Strategy, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Strategy did not utilize the Facility during the six months ended April 30, 2014.

62	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Notes to Financial Statements

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending October 31, 2014 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended October 31, 2013 and October 31, 2012 were as follows:

	2013	2012
Distributions paid from:
Ordinary income	$3,294,124	$2,834,985
Net long-term capital gains	38,486	– 0	–

Total taxable distributions paid	$3,332,610	$2,834,985

As of October 31, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$661,102
Accumulated capital and other losses	(1,441,908	)(a)
Unrealized appreciation/(depreciation)	(5,153,163	)(b)

Total accumulated earnings/(deficit)	$(5,933,969	)(c)

(a)	At October 31, 2013, the Strategy had a net capital loss carryforward of $1,441,908.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps, the realization for tax purposes of gains/losses on certain derivative instruments, and the tax treatment of Treasury inflation-protected securities.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to the amortization of offering costs.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2013, the Strategy had a net short-term capital loss carryforward of $1,441,908 which may be carried forward for an indefinite period.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Strategy’s financial statements through this date.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	63

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Six Months Ended April 30, 2014 (unaudited)		Year Ended October 31,						January 26, 2010(a) to October 31, 2010
			2013		2012		2011

Net asset value, beginning of period	$ 10.81		$ 11.36		$ 10.81		$ 10.53		$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.04		.09		.13		.38		.14
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.05		(.57)		.56		.21		.47

Net increase (decrease) in net asset value from operations	.09		(.48)		.69		.59		.61

Less: Dividends and Distributions
Dividends from net investment income	(.02)		(.07)		(.14)		(.31)		(.08)
Distributions from net realized gain on investment transactions	– 0	–	(.00	)(d)	– 0	–	– 0	–	– 0	–
Tax return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.00	)(d)

Total dividends and distributions	(.02)		(.07)		(.14)		(.31)		(.08)

Net asset value, end of period	$ 10.88		$ 10.81		$ 11.36		$ 10.81		$ 10.53

Total Return
Total investment return based on net asset value(e)	.86%		(4.23)%		6.41%		5.75%		6.15%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$21,166		$23,358		$17,627		$9,732		$2,000
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	.79	%^	.80%		.81%		.78%		.80	%^+
Expenses, before waivers/reimbursements(f)	1.12	%^	1.18%		1.25%		1.87%		4.63	%^+
Net investment income(c)	.77	%^	.80%		1.20%		3.59%		1.76	%^+
Portfolio turnover rate**	28%		93%		32%		38%		34%

See footnote summary on page 72.

64	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Six Months Ended April 30, 2014 (unaudited)		Year Ended October 31,						January 26, 2010(a) to October 31, 2010
			2013		2012		2011

Net asset value, beginning of period	$ 10.71		$ 11.28		$ 10.78		$ 10.50		$ 10.00

Income From Investment Operations
Net investment income (loss)(b)(c)	(.00	)(d)	.00	(d)	.04		.30		.08
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.06		(.56)		.56		.22		.48

Net increase (decrease) in net asset value from operations	.06		(.56)		.60		.52		.56

Less: Dividends and Distributions
Dividends from net investment income	(.01)		(.01)		(.10)		(.24)		(.06)
Distributions from net realized gain on investment transactions	– 0	–	(.00	)(d)	– 0	–	– 0	–	– 0	–
Tax return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.00	)(d)

Total dividends and distributions	(.01)		(.01)		(.10)		(.24)		(.06)

Net asset value, end of period	$ 10.76		$ 10.71		$ 11.28		$ 10.78		$ 10.50

Total Return
Total investment return based on net asset value(e)	.55%		(4.98)%		5.61%		5.03%		5.61%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,224		$5,845		$7,991		$6,782		$3,378
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	1.49	%^	1.51%		1.51%		1.49%		1.50	%^+
Expenses, before waivers/reimbursements(f)	1.83	%^	1.86%		1.96%		2.84%		4.80	%^+
Net investment income (loss)(c)	(.05	) %^	.01%		.39%		2.82%		1.12	%^+
Portfolio turnover rate**	28%		93%		32%		38%		34%

See footnote summary on page 72.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	65

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended April 30, 2014 (unaudited)		Year Ended October 31,						January 26, 2010(a) to October 31, 2010
			2013		2012		2011

Net asset value, beginning of period	$ 10.82		$ 11.39		$ 10.83		$ 10.55		$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.07		.06		.16		.39		.17
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.04		(.52)		.56		.24		.47

Net increase (decrease) in net asset value from operations	.11		(.46)		.72		.63		.64

Less: Dividends and Distributions
Dividends from net investment income	(.04)		(.11)		(.16)		(.35)		(.09)
Distributions from net realized gain on investment transactions	– 0	–	(.00	)(d)	– 0	–	– 0	–	– 0	–
Tax return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.00	)(d)

Total dividends and distributions	(.04)		(.11)		(.16)		(.35)		(.09)

Net asset value, end of period	$ 10.89		$ 10.82		$ 11.39		$ 10.83		$ 10.55

Total Return
Total investment return based on net asset value(e)	1.00%		(4.06)%		6.69%		6.07%		6.46%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10,406		$7,969		$5,499		$2,325		$1,102
Ratio to average net assets of:
Expenses, net of fee waivers/reimbursements(f)	.50	%^	.51%		.51%		.49%		.50	%^+
Expenses, before waivers/reimbursements(f)	.83	%^	.87%		.95%		1.80%		4.50	%^+
Net investment income(c)	1.24	%^	.54%		1.52%		3.70%		2.13	%^+
Portfolio turnover rate**	28%		93%		32%		38%		34%

See footnote summary on page 72.

66	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class R
	Six Months Ended April 30, 2014 (unaudited)		Year Ended October 31,						January 26, 2010(a) to October 31, 2010
			2013		2012		2011

Net asset value, beginning of period	$ 10.81		$ 11.34		$ 10.79		$ 10.50		$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.03		.06		.11		.43		.12
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.06		(.57)		.55		.15		.48

Net increase (decrease) in net asset value from operations	.09		(.51)		.66		.58		.60

Less: Dividends and Distributions
Dividends from net investment income	(.02)		(.02)		(.11)		(.29)		(.09)
Distributions from net realized gain on investment transactions	– 0	–	(.00	)(d)	– 0	–	– 0	–	– 0	–
Tax return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.01)

Total dividends and distributions	(.02)		(.02)		(.11)		(.29)		(.10)

Net asset value, end of period	$ 10.88		$ 10.81		$ 11.34		$ 10.79		$ 10.50

Total Return
Total investment return based on net asset value(e)	.81%		(4.51)%		6.18%		5.59%		6.04%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$196		$209		$539		$488		$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	.99	%^	1.01%		1.01%		.98%		1.00	%^+
Expenses, before waivers/reimbursements(f)	1.36	%^	1.44%		1.60%		2.16%		5.74	%^+
Net investment income(c)	.59	%^	.49%		.98%		4.16%		1.53	%^+
Portfolio turnover rate**	28%		93%		32%		38%		34%

See footnote summary on page 72.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	67

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Six Months Ended April 30, 2014 (unaudited)		Year Ended October 31,						January 26, 2010(a) to October 31, 2010
			2013		2012		2011

Net asset value, beginning of period	$ 10.80		$ 11.35		$ 10.79		$ 10.50		$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.05		.09		.13		.28		.09
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.05		(.57)		.57		.31		.53

Net increase (decrease) in net asset value from operations	.10		(.48)		.70		.59		.62

Less: Dividends and Distributions
Dividends from net investment income	(.03)		(.07)		(.14)		(.30)		(.12)
Distributions from net realized gain on investment transactions	– 0	–	(.00	)(d)	– 0	–	– 0	–	– 0	–
Tax return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.00	)(d)

Total dividends and distributions	(.03)		(.07)		(.14)		(.30)		(.12)

Net asset value, end of period	$ 10.87		$ 10.80		$ 11.35		$ 10.79		$ 10.50

Total Return
Total investment return based on net asset value(e)	.91%		(4.26)%		6.51%		5.75%		6.22%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,862		$1,981		$2,007		$566		$784
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	.74	%^	.76%		.77%		.75%		.75	%^+
Expenses, before waivers/reimbursements(f)	1.06	%^	1.12%		1.27%		2.39%		3.53	%^+
Net investment income(c)	.87	%^	.80%		1.19%		2.76%		1.12	%^+
Portfolio turnover rate**	28%		93%		32%		38%		34%

See footnote summary on page 72.

68	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Six Months Ended April 30, 2014 (unaudited)		Year Ended October 31,						January 26, 2010(a) to October 31, 2010
			2013		2012		2011

Net asset value, beginning of period	$ 10.77		$ 11.33		$ 10.78		$ 10.51		$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.06		.10		.18		.27		.16
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.05		(.55)		.53		.36		.48

Net increase (decrease) in net asset value from operations	.11		(.45)		.71		.63		.64

Less: Dividends and Distributions
Dividends from net investment income	(.04)		(.11)		(.16)		(.36)		(.12)
Distributions from net realized gain on investment transactions	– 0	–	(.00	)(d)	– 0	–	– 0	–	– 0	–
Tax return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.01)

Total dividends and distributions	(.04)		(.11)		(.16)		(.36)		(.13)

Net asset value, end of period	$ 10.84		$ 10.77		$ 11.33		$ 10.78		$ 10.51

Total Return
Total investment return based on net asset value(e)	1.06%		(4.00)%		6.65%		6.11%		6.46%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,752		$2,631		$267		$76		$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	.49	%^	.50%		.52%		.50%		.49	%^+
Expenses, before waivers/reimbursements(f)	.68	%^	.83%		.95%		1.91%		5.19	%^+
Net investment income(c)	1.14	%^	1.10%		1.54%		3.67%		2.03	%^+
Portfolio turnover rate**	28%		93%		32%		38%		34%

See footnote summary on page 72.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	69

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class 1
	Six Months Ended April 30, 2014 (unaudited)		Year Ended October 31,						January 26, 2010(a) to October 31, 2010
			2013		2012		2011

Net asset value, beginning of period	$ 10.76		$ 11.33		$ 10.78		$ 10.51		$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.05		.12		.16		.34		.15
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.05		(.58)		.55		.28		.48

Net increase (decrease) in net asset value from operations	.10		(.46)		.71		.62		.63

Less: Dividends and Distributions
Dividends from net investment income	(.04)		(.11)		(.16)		(.35)		(.11)
Distributions from net realized gain on investment transactions	– 0	–	(.00	)(d)	– 0	–	– 0	–	– 0	–
Tax return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.01)

Total dividends and distributions	(.04)		(.11)		(.16)		(.35)		(.12)

Net asset value, end of period	$ 10.82		$ 10.76		$ 11.33		$ 10.78		$ 10.51

Total Return
Total investment return based on net asset value(e)	.95%		(4.08)%		6.63%		6.01%		6.39%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$328,430		$315,187		$193,864		$105,201		$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	.59	%^	.60%		.61%		.58%		.58	%^+
Expenses, before waivers/reimbursements(f)	.74	%^	.81%		.96%		1.20%		5.29	%^+
Net investment income(c)	1.03	%^	1.05%		1.41%		3.24%		1.93	%^+
Portfolio turnover rate**	28%		93%		32%		38%		34%

See footnote summary on page 72.

70	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class 2
	Six Months Ended April 30, 2014 (unaudited)		Year Ended October 31,						January 26, 2010(a) to October 31, 2010
			2013		2012		2011

Net asset value, beginning of period	$ 10.75		$ 11.33		$ 10.77		$ 10.51		$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.06		.12		.14		.39		.16
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.06		(.58)		.59		.23		.48

Net increase (decrease) in net asset value from operations	.12		(.46)		.73		.62		.64

Less: Dividends and Distributions
Dividends from net investment income	(.05)		(.12)		(.17)		(.36)		(.12)
Distributions from net realized gain on investment transactions	– 0	–	(.00	)(d)	– 0	–	– 0	–	– 0	–
Tax return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.01)

Total dividends and distributions	(.05)		(.12)		(.17)		(.36)		(.13)

Net asset value, end of period	$ 10.82		$ 10.75		$ 11.33		$ 10.77		$ 10.51

Total Return
Total investment return based on net asset value(e)	1.08%		(4.06)%		6.80%		6.01%		6.44%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$50,161		$46,554		$47,200		$16,550		$10,439
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	.49	%^	.51%		.51%		.49%		.49	%^+
Expenses, before waivers/reimbursements(f)	.64	%^	.71%		.86%		1.84%		5.18	%^+
Net investment income(c)	1.14	%^	1.05%		1.36%		3.73%		2.05	%^+
Portfolio turnover rate**	28%		93%		32%		38%		34%

See footnote summary on page 72.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	71

Financial Highlights

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of fees and expenses waived/reimbursed by the Adviser.

(d)	Amount is less than $.005.

(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	The expense ratios presented below exclude interest expense:

	Six Months Ended April 30, 2014 (unaudited)	Year Ended October 31,			January 26, 2010(a) to October 31, 2010
		2013	2012	2011

Class A
Net of waivers/reimbursements	.77%^	.75%	.75%	.75%	.75	%^+
Before waivers/reimbursements	1.10%^	1.12%	1.18%	1.83%	4.58	%^+
Class C
Net of waivers/reimbursements	1.47%^	1.45%	1.45%	1.45%	1.45	%^+
Before waivers/reimbursements	1.81%^	1.81%	1.90%	2.80%	4.75	%^+
Advisor Class
Net of waivers/reimbursements	.48%^	.45%	.45%	.45%	.45	%^+
Before waivers/reimbursements	.81%^	.82%	.89%	1.76%	4.44	%^+
Class R
Net of waivers/reimbursements	.97%^	.95%	.95%	.95%	.95	%^+
Before waivers/reimbursements	1.34%^	1.39%	1.54%	2.13%	5.69	%^+
Class K
Net of waivers/reimbursements	.72%^	.70%	.70%	.70%	.70	%^+
Before waivers/reimbursements	1.05%^	1.06%	1.21%	2.34%	3.48	%^+
Class I
Net of waivers/reimbursements	.47%^	.45%	.45%	.45%	.45	%^+
Before waivers/reimbursements	.66%^	.78%	.89%	1.86%	5.16	%^+
Class 1
Net of waivers/reimbursements	.57%^	.55%	.55%	.55%	.55	%^+
Before waivers/reimbursements	.72%^	.76%	.89%	1.18%	5.25	%^+
Class 2
Net of waivers/reimbursements	.48%^	.45%	.45%	.45%	.45	%^+
Before waivers/reimbursements	.62%^	.66%	.80%	1.80%	5.13	%^+

^	Annualized.

+	The ratio includes expenses attributable to costs of proxy solicitation.

**	The Portfolio accounts for dollar roll transactions as purchases and sales.

See notes to financial statements.

72	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Financial Highlights

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein,
Senior Vice President and Independent Compliance Officer

Paul J. DeNoon(2), Vice President

Rajen B. Jadav(2), Vice President

Shawn E. Keegan(2) , Vice President

Douglas J. Peebles(2) , Vice President

Greg J. Wilensky(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Strategy’s portfolio are made by the Adviser’s U.S. Core Fixed-Income Team. Mr. Paul J. DeNoon, Mr. Rajen B. Jadav, Mr. Shawn E. Keegan, Mr. Douglas J. Peebles and Mr. Greg J. Wilensky are the investment professionals with the most significant responsibility for the day-to-day management of the Strategy’s portfolio.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	73

Board of Directors

Information Regarding the Review and Approval of the Portfolio’s Investment Advisory Contract

The disinterested directors (the “directors”) of AllianceBernstein Bond Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Investment Advisory Contract (the “Advisory Agreement”) with the Adviser in respect of AllianceBernstein Bond Inflation Strategy (the “Portfolio”) at a meeting held on November 5-7, 2013.

Prior to approval of the continuance of the Advisory Agreement in respect of the Portfolio, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

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research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Portfolio by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2011 and 2012 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries that provide transfer agency and distribution services to the Portfolio. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors noted that the Adviser’s relationship with the Portfolio was not profitable to it in 2011 or 2012.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Portfolio, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Portfolio’s shares and transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser. The directors recognized that the

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	75

Portfolio’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. At the November 2013 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Barclays Capital U.S. 1-10 Year Treasury Inflation Protected Securities (TIPS) Index (the “Index”), in each case for the 1- and 3-year periods ended July 31, 2013 and (in the case of comparisons with the Index) the period since inception (January 2010 inception). The directors noted that the Portfolio was in the 2nd quintile of the Performance Group and the Performance Universe for the 1-year period, and in the 3rd quintile of the Performance Group and 4th quintile of the Performance Universe for the 3-year period. The Portfolio outperformed the Index in the 1-year period and the period since inception, and essentially matched it in the 3-year period. Based on their review, the directors concluded that the Portfolio’s performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the advisory fees the Adviser charges non-fund clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer. The directors noted that the institutional fee schedule and the Portfolio’s fee schedule started at the same rate and that the institutional fee schedule had breakpoints at lower asset levels. The application of the institutional fee schedule to the Portfolio’s net assets would result in a fee rate lower than the rate at the same asset level provided in the Portfolio’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

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The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year and reflected fee waivers and/or expense reimbursements as a result of an expense limitation agreement between the Adviser and the Portfolio. The information included a pro forma expense ratio to reflect the Adviser’s modification of the expense cap level of the Class A Shares from 75 basis points to 80 basis points effective February 1, 2014. The directors noted that it was likely that the expense ratios of some of the other funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The directors noted that, at the Portfolio’s current size, its contractual effective advisory fee rate of 50 basis points was the same as the Expense Group median. The directors noted that the administrative expense reimbursement was 3.4 basis points in the Portfolio’s latest fiscal year, and as a result the rate of compensation received by the Adviser from the Portfolio pursuant to the Advisory Agreement was higher than the Expense Group median. However, the Portfolio’s pro forma expense ratio, after giving effect to an increase in the expense cap level that became effective on February 1, 2014 under an expense limitation agreement, was lower than the Expense Group and the Expense Universe medians. The directors concluded that the Portfolio’s expense ratio and pro forma expense ratio were satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	77

The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2013 meetings. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s shareholders would benefit from a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

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THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Bond Fund, Inc. (the “Fund”) in respect of AllianceBernstein Bond Inflation Strategy (the “Strategy”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Strategy which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Strategy grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Strategy.

1	The Senior Officer’s fee evaluation was completed on October 24, 2013 and discussed with the Board of Directors on November 5-7, 2013.

2	Future references to the Fund or the Strategy do not include “AllianceBernstein.”

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	79

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

INVESTMENT ADVISORY FEES, NET ASSETS, EXPENSE CAPS & RATIOS

The Adviser proposed that the Strategy pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in connection with the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4

Strategy	Category	Net Assets 9/30/13 ($MM)	Advisory Fee Based on % of Average Daily Net Assets
Bond Inflation Strategy	High Income	$395.7	0.50% on 1st $2.5 billion 0.45% on next $2.5 billion 0.40 % on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Strategy. During the Strategy’s fiscal year ended October 31, 2013, the Adviser received $65,684 (0.034% of the Strategy’s average daily net assets) for providing such services.

The Adviser agreed to waive that portion of its advisory fees and/or reimburse the Strategy for that portion of the Strategy’s total operating expenses to the degree necessary to limit the Strategy’s expense ratios to the amounts set forth below for the Strategy’s current fiscal year. The waiver is terminable by the Adviser upon at least 60 days’ notice prior to the Strategy’s prospectus update. The Adviser provided notice to the Directors of its intention to modify the

3	Jones v. Harris at 1427.

4	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

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expense limitation undertaking of Bond Inflation Strategy to be effective with the Strategy’s’ prospectus update on February 1, 2014. In this regard, the Adviser will raise Bond Inflation Strategy’s expense cap level for all share classes. In addition, set forth below are the Strategy’s gross expense ratios for the most recent semi-annual period:5

	Expense Cap Pursuant to Expense Limitation Undertaking					Gross Expense Ratio [6]		Fiscal Year End
Strategy	Class	Current		Effective 02/01/14
Bond Inflation Strategy[7]	Advisor Class A Class C Class R Class K Class I Class 1 Class 2	0.45 0.75 1.45 0.95 0.70 0.45 0.55 0.45	% % % % % % % %	0.50 0.80 1.50 1.00 0.75 0.50 0.60 0.50	% % % % % % % %	0.74 1.05 1.75 1.38 1.10 0.78 0.76 0.66	% % % % % % % %	Oct. 31 (ratios as of Apr. 30, 2013)

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Strategy that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Strategy are more costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held and accordingly, servicing the Strategy’s investors is more time consuming and labor intensive compared to servicing institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing

5	Semi-annual total expense ratios are unaudited.

6	Annualized.

7	The Fund’s expense ratios exclude interest expense of 0.07% for all share classes.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	81

the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if the Strategy is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Strategy.8 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee for the Strategy had the AllianceBernstein Institutional fee schedule been applicable to the Strategy versus the Strategy’s advisory fees based on September 30, 2013 net assets.9

Strategy	Net Assets 09/30/13 ($MM)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Strategy Advisory Fee
Bond Inflation Strategy	$ 395.7	TIPS Plus Schedule 0.50% on 1st $30 million 0.20% on the balance Minimum Account Size: $25 m	0.223%	0.500%

The Adviser represented that it does not sub-advise any registered investment companies that have a similar investment strategy as the Strategy.

8	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

9	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

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II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Strategy with fees charged to other investment companies for similar services offered by other investment advisers.10 Lipper’s analysis included the comparison of the Strategy’s contractual management fee, estimated at the approximate current asset level of the Strategy, to the median of the Strategy’s Lipper Expense Group (“EG”)11 and the Strategy’s contractual management fee ranking.12

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Strategy	Contractual Management Fee (%)	Lipper Expense Group Median (%)	Rank
Bond Inflation Strategy	0.500	0.500	6/11

Lipper also compared the Strategy’s total expense ratio to the medians of the Strategy’s EG and Lipper Expense Universe (“EU”). The EU13 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Strategy. Pro-forma total expense ratio is shown for the Portfolio to reflect the Portfolio’s expense cap level effective February 1, 2014.

10	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

11	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

12	The contractual management fee is calculated by Lipper using the Strategy’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Strategy, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Strategy had the lowest effective fee rate in the Lipper peer group.

13	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

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Strategy	Total Expense Ratio (%)[14]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Bond Inflation Strategy	0.754	0.838	3/11	0.826	5/20
Pro-forma	0.804	0.838	4/11	0.826	9/20

Based on this analysis, the Strategy has a more favorable ranking on a total expense ratio basis than on a contractual management fee basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Strategy. The Senior Officer has retained an independent consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The profitability information for the Strategy, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the independent consultant. The Adviser’s profitability from providing investment advisory services to the Strategy in 2012 was negative.

In addition to the Adviser’s direct profits from managing the Strategy, certain of the Adviser’s affiliates have business relationships with the Strategy and may earn a profit from providing other services to the Strategy. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Strategy and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent and distribution related services to the Strategy and receive transfer agent fees, front-end sales loads, Rule 12b-1 payments and contingent deferred sales charges (“CDSC”). During the Strategy’s most recently completed fiscal year, ABI received from the Strategy $5,095, $267,460 and $671 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Strategy’s principal underwriter. ABI and the Adviser have disclosed in the Strategy’s prospectus that they may make revenue sharing payments from their own

14	Most recently completed fiscal year Class A share total expense ratio.

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resources, in addition to revenues derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Strategy. In 2012, ABI paid approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19 million for distribution services and educational support (revenue sharing payments).

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Strategy, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Strategy’s most recently completed fiscal year, ABIS received $18,005 in fees from the Strategy.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Directors an update of the Deli15 study on advisory fees and various fund

15	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	85

characteristics.16 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.17 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of approximately $445 billion as of September 30, 2013, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Strategy.

The information below shows the 1 and 3 year performance return and rankings of the Strategy18 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)19 for the periods ended July 31, 2013.20

Strategy	Strategy Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Bond Inflation Strategy
1 year	-3.04	-6.14	-5.98	3/11	7/27
3 year	3.61	3.82	4.08	6/10	17/24

16	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

17	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

18	The performance returns and rankings are for the Class A shares of the Strategy. The performance returns of the Strategy were provided Lipper.

19	The Strategy’s PG is identical to the Strategy’s EG. The Strategy’s PU is not identical to the Strategy’s EU as the criteria for including/excluding a strategy in/from a PU are somewhat different from that of an EU.

20	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the Strategy even if the Strategy may have had a different investment classification/objective at different points in time.

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Set forth below are the 1, 3 year and since inception net performance returns of the Strategy (in bold)21 versus its benchmark.22 Strategy and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.23

	Periods Ending July 31, 2013 Annualized Performance
			Since Inception (%)	Annualized		Risk Period (Year)
	1 Year (%)	3 Year (%)		Volatility (%)	Sharpe (%)
Bond Inflation Strategy	-3.04	3.61	3.77	4.17	0.83	3
Barclays Capital 1-10yr TIPS Index	-3.26	3.60	3.68	3.71	0.93	3
Inception Date: January 26, 2010

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Strategy is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Strategy is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: December 5, 2013

21	The performance returns and risk measures shown in the table are for the Class A shares of the Strategy.

22	The Adviser provided Strategy and benchmark performance return information for the periods through July 31, 2013.

23	Strategy and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A strategy with a greater volatility would be viewed as more risky than a strategy with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A strategy with a higher Sharpe Ratio would be viewed as better performing than a strategy with a lower Sharpe Ratio.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	87

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

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88	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	89

NOTES

90	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

NOTES

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	91

NOTES

92	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

BIS-0152-0414

SEMI-ANNUAL REPORT

AllianceBernstein

Municipal Bond Inflation Strategy

April 30, 2014

Semi-Annual Report

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

June 12, 2014

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Municipal Bond Inflation Strategy (the “Strategy”) for the semi-annual period ended April 30, 2014.

Investment Objectives and Policies

The Strategy seeks to maximize real after-tax return for investors subject to federal income taxes, without undue risk to principal. Real return is the rate of return after adjusting for inflation. The Strategy pursues its objective by investing principally in high-quality, predominantly investment grade, municipal securities, that pay interest exempt from federal taxation. As a fundamental policy, the Strategy will invest at least 80% of its net assets in municipal securities. These securities may be subject to the federal alternative minimum tax (“AMT”) for some taxpayers.

The Strategy will invest at least 80% of its total assets in fixed-income securities rated A or better or the equivalent by one or more national rating agencies or deemed to be of comparable credit quality by AllianceBernstein L.P. (the “Adviser”). In deciding whether to take direct or indirect exposure, the Strategy may invest up to 20% of its total assets in fixed-income securities rated BB or B or the equivalent by one or more national rating agencies (or deemed to be of comparable credit quality by the Adviser), which are not investment grade (“junk bonds”). If the rating of a fixed-income security falls below investment grade, the Strategy will not be obligated to sell the security and may continue to hold it if, in the

Adviser’s opinion, the investment is appropriate under the circumstances. The Strategy may invest in fixed-income securities with any maturity and duration.

To provide inflation protection, the Strategy will typically enter into inflation swap agreements. The Strategy may use other inflation-protected instruments. Payments to the Strategy pursuant to swap agreements will result in taxable income, either ordinary income or capital gains, rather than income exempt from federal income taxation. It is expected that the Strategy’s primary use of derivatives will be for the purpose of inflation protection.

The Strategy may also invest in forward commitments; zero coupon municipal securities and variable, floating and inverse floating rate municipal securities; certain types of mortgage related securities; and derivatives, such as options, futures, forwards and swaps.

The Strategy may also utilize leverage for investment purposes through the use of tender option bonds (“TOB”) transactions. The Adviser will consider the impact of TOB’s, swap agreements and other derivatives in making its assessments of the Strategy’s risks. The resulting exposures to markets, sectors, issuers or specific securities will be continuously monitored by the Adviser.

Investment Results

The table on page 6 shows the Strategy’s performance compared to its benchmark, the Barclays 1-10 Year Treasury Inflation-Protected Securities (“TIPS”) Index and to the Lipper

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	1

Intermediate Municipal Debt Funds Average (the “Lipper Average”) for the six- and 12-month periods ended April 30, 2014. Funds in the Lipper Average have generally similar investment objectives to the Strategy, although some may have different investment policies and sales management fees.

All share classes of the Fund outperformed the benchmark, but underperformed the Lipper Average for both the six- and 12-month periods ended April 30, 2014.

In order to pursue the investment objective of after-tax returns net of inflation, the Strategy invests in municipal bonds and uses derivatives for inflation protection. Over both periods, positive performance relative to the benchmark was driven by the Strategy’s lower interest-rate risk. An overweight to A-rated bonds added to performance as credit spreads generally narrowed. Relative to the Lipper Average, the Strategy underperformed due to the underperformance of inflation-hedged strategies versus nominal bond strategies as inflation expectations fell over both periods.

The Strategy used derivatives, in the form of Consumer Price Index (“CPI”) swaps and interest rate swaps, for hedging purposes, which detracted from performance versus the peer group and the benchmark for both the six- and 12-month periods.

Market Review and Investment Strategy

For the 12-month period ended April 30, 2014, yields rose with longer- term yields rising more than short-term yields. The increase in yields generally happened in 2013 as bond investors adjusted their expectations in the wake of the Federal Reserve’s comments on “tapering” bond purchases. In the first few months of 2014, yields retraced part of the increase and long-term yields declined relative to intermediate- and short-term yields.

The Strategy continued to be underweight long-maturity, callable bonds. When yields fall, the performance of these bonds is capped as the bonds trade to their call date: when yields rise they trade to their maturity date, resulting in underperformance versus comparable duration intermediates. Furthermore, the steep municipal yield curve “rolldown” (bond price appreciation due to passage of time) is generally high relative to historic levels; has enabled investors in intermediate bonds to potentially realize comparable returns to longer-maturity bonds without increasing interest rate risk. This positioning benefited performance over the 12-month period as long-maturity underperformed, but over the six-month period detracted when the opposite occurred.

The Strategy may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most fund insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the

2	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. The ratings of most insurance companies have been downgraded and it is possible that an insurance company may become insolvent. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of April 30, 2014, 5.85% of the Strategy’s total municipal bond investments were in insured bonds and 0.68% of total municipal bond investments were in pre-refunded/escrowed to maturity bonds.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	3

DISCLOSURES AND RISKS

Benchmark Disclosure

The Barclays 1-10 Year TIPS Index does not reflect fees and expenses associated with the active management of a portfolio. The Barclays 1-10 Year TIPS Index represents the performance of inflation-protected securities issued by the U.S. Treasury. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Strategy.

A Word About Risk

Market Risk: The value of the Strategy’s assets will fluctuate as the stock or bond market fluctuates. The value of the Strategy’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings (commonly referred to as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Strategy’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Strategy invests more of its assets in a particular state’s municipal securities, the Strategy may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Strategy’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Tax Risk: There is no guarantee that all of the Strategy’s income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Strategy by increasing taxes on that income. In such event, the Strategy’s net asset value (“NAV”) could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of the Strategy’s shares as investors anticipate adverse effects on the Strategy or seek higher yields to offset the potential loss of the tax deduction. As a result, the Strategy would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Strategy’s yield.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

(Disclosures, Risks and Note about Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Strategy’s assets can decline as can the value of the Strategy’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Derivatives Risk: The Strategy’s investments in derivatives, such as swaps, futures, options and forwards, may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Strategy, and may be subject to counterparty risk to a greater degree than more traditional investments. The use of inflation protection derivatives to help meet the Strategy’s investment objective may not be successful.

Leverage Risk: To the extent the Strategy uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Strategy’s investments.

Liquidity Risk: Liquidity risk exists when particular investments, such as lower-rated securities, are difficult to purchase or sell, possibly preventing the Strategy from selling out of these illiquid securities at an advantageous price. The Strategy is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk.

Management Risk: The Strategy is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Strategy’s prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Strategy will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com. For Class 1 shares click on “Private Clients”, then “Investments”, then “Stocks” or “Bonds”, then “Mutual Fund Performance at a Glance”.

All fees and expenses related to the operation of the Strategy have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Strategy’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 3.00% maximum front-end sales charge for Class A shares; and a 1% 1 year contingent deferred sales charge for Class C shares. Class 1 and 2 shares do not carry sales charges. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	5

Disclosures and Risks

HISTORICAL PERFORMANCE

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED APRIL 30, 2014 (unaudited)	NAV Returns
	6 Months	12 Months
AllianceBernstein Municipal Bond Inflation Strategy
Class 1*	1.86%	-1.42%

Class 2*	2.01%	-1.32%

Class A	1.73%	-1.58%

Class C	1.37%	-2.28%

Advisor Class Shares†	1.98%	-1.27%

Barclays 1-10 Year TIPS Index	0.22%	-4.02%

Lipper Intermediate Municipal Debt Funds Average	2.65%	-0.21%

*    Class 1 shares are only available to private clients of Sanford C. Bernstein & Co. LLC. Class 2 shares are only available to private clients of Sanford C. Bernstein & Co., LLC and the Adviser’s institutional clients or through other limited arrangements.

†      Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategy.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2014 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields*
Class 1 Shares†			1.06%
1 Year	-1.42%	-1.42%
Since Inception‡	2.70%	2.70%

Class 2 Shares†			1.16%
1 Year	-1.32%	-1.32%
Since Inception‡	2.81%	2.81%

Class A Shares			0.81%
1 Year	-1.58%	-4.51%
Since Inception‡	2.51%	1.78%

Class C Shares			0.14%
1 Year	-2.28%	-3.26%
Since Inception‡	1.80%	1.80%

Advisor Class Shares^			1.13%
1 Year	-1.27%	-1.27%
Since Inception‡	2.82%	2.82%
The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 0.67%, 0.57%, 0.91%, 1.61% and 0.61% for Class 1, Class 2, Class A, Class C, and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios, exclusive of interest expense, to 0.60%, 0.50%, 0.80%, 1.50%, 0.50% for Class 1, Class 2, Class A, Class C, and Advisor Class shares, respectively. These waivers/ reimbursements may not be terminated prior to January 31, 2015 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended April 30, 2014.

†	Class 1 shares are only available to private clients of Sanford C. Bernstein & Co. LLC. Class 2 shares are only available to private clients of Sanford C. Bernstein & Co., LLC and the Adviser’s institutional clients or through other limited arrangements. These share classes do not carry front end sales charges; therefore their respective NAV and SEC returns are the same.

‡	Inception date: 1/26/2010.

^	These share classes are offered at NAV to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategy. The inception date for these share classes is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END MARCH 31, 2014 (unaudited)
SEC Returns (reflects applicable sales charges)
Class 1 Shares*
1 Year	-2.19%
Since Inception†	2.52%

Class 2 Shares*
1 Year	-2.19%
Since Inception†	2.60%

Class A Shares
1 Year	-5.34%
Since Inception†	1.58%

Class C Shares
1 Year	-4.01%
Since Inception†	1.62%

Advisor Class Shares‡
1 Year	-2.14%
Since Inception†	2.62%

*	Class 1 shares are only available to private clients of Sanford C. Bernstein & Co. LLC. Class 2 shares are only available to private clients of Sanford C. Bernstein & Co., LLC and the Adviser’s institutional clients or through other limited arrangements.

†	Inception date: 1/26/2010.

‡	These share classes are offered at NAV to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategy. The inception date for these share classes is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

8	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2013	Ending Account Value April 30, 2014	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,017.30	$4.00	0.80%
Hypothetical**	$1,000	$1,020.83	$4.01	0.80%
Class C
Actual	$1,000	$1,013.70	$7.49	1.50%
Hypothetical**	$1,000	$1,017.36	$7.50	1.50%
Advisor Class
Actual	$1,000	$1,019.80	$2.50	0.50%
Hypothetical**	$1,000	$1,022.32	$2.51	0.50%
Class 1
Actual	$1,000	$1,018.60	$3.00	0.60%
Hypothetical**	$1,000	$1,021.82	$3.01	0.60%
Class 2
Actual	$1,000	$1,020.10	$2.50	0.50%
Hypothetical**	$1,000	$1,022.32	$2.51	0.50%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	9

Fund Expenses

PORTFOLIO SUMMARY

April 30, 2014 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $901.9

*	All data are as of April 30, 2014. The Strategy’s quality rating breakdown is expressed as a percentage of the Strategy’s total investments in municipal securities and may vary over time. The Strategy also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the Standard & Poor’s Ratings Services (“S&P”), Moody’s Investors Services, Inc.(“Moody’s”) and Fitch Ratings, Ltd.(“Fitch”). These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by US Government Securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non credit worthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a Nationally Recognized Statistical Rating Organization.

10	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Portfolio Summary

PORTFOLIO OF INVESTMENTS

April 30, 2014 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 96.8%
Long-Term Municipal Bonds – 94.4%
Alabama – 2.1%
Alabama Pub Sch & Clg Auth 5.00%, 12/01/15	$12,340	$13,261,181
Series 2009A 5.00%, 5/01/16	3,785	4,123,227
Jefferson Cnty AL Commn (Jefferson Cnty AL Swr) Series 2013D 5.00%, 10/01/18	1,825	2,004,580

		19,388,988

Alaska – 0.4%
Alaska Ind Dev & Export Auth Series 2010A 5.00%, 4/01/17	400	441,096
Valdez AK Marine Terminal (BP PLC) Series 2011B 5.00%, 1/01/16	3,140	3,375,908

		3,817,004

Arizona – 2.5%
Arizona Brd of Regents (Arizona St Univ COP) Series 2013A 5.00%, 9/01/19-9/01/22	8,345	9,615,818
Maricopa Cnty AZ CCD GO 4.00%, 7/01/16	2,850	3,068,053
Phoenix AZ Civic Impt Corp. (Phoenix AZ Wastewater) 5.00%, 7/01/26	3,330	3,884,112
Pima Cnty AZ Swr AGM 5.00%, 7/01/21	1,765	2,054,637
Salt River Proj Agric Impt & Pwr Dist AZ Series 2011A 5.00%, 12/01/24	3,140	3,692,640

		22,315,260

Arkansas – 0.3%
Fort Smith AR Sales & Use Tax 2.375%, 5/01/27	475	476,734
Springdale AR Sales & Use Tax 2.60%, 7/01/27	2,000	2,008,580

		2,485,314

California – 2.4%
California GO 5.00%, 10/01/16-9/01/20	9,580	11,375,061
5.00%, 5/01/25(a)	2,960	3,509,820

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	11

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2011A 5.00%, 10/01/20	$5,000	$5,943,850
San Francisco City/Cnty CA Arpt Commn (San Francisco CA Intl Airport) Series 2010C
5.00%, 5/01/19	450	529,222
NATL Series 2006-32F 5.25%, 5/01/18	290	337,087

		21,695,040

Colorado – 3.2%
Denver CO City & Cnty Arpt (Denver Intl Airport) Series 2010A 5.00%, 11/15/23	375	427,504
Series 2011B 4.00%, 11/15/14	4,730	4,824,505
Series 2012A 5.00%, 11/15/24-11/15/25	13,395	15,050,631
Denver CO Urban Renewal Auth (Stapleton) Series 2010B-1 5.00%, 12/01/19	200	209,778
Series 2013A 5.00%, 12/01/19-12/01/22	5,655	6,474,927
Plaza Met Dist #1 CO 5.00%, 12/01/20	1,310	1,399,840
Regional Trnsp Dist CO (Denver Transit Partners) 5.25%, 7/15/24	440	473,638

		28,860,823

Connecticut – 0.8%
Connecticut Clean Wtr Fund (Connecticut SRF) Series 2013A 5.00%, 3/01/24	4,360	5,248,655
Connecticut GO AMBAC Series 2005B 1.835%, 6/01/16(b)	1,750	1,796,708

		7,045,363

Florida – 10.6%
Citizens Ppty Ins Corp. FL Series 2010A-1 5.00%, 6/01/16	315	342,679
Series 2011A-1 5.00%, 6/01/15	1,720	1,805,897
Series 2012A 5.00%, 6/01/22	7,315	8,539,385
Series 2012A-1 5.00%, 6/01/16-6/01/19	13,220	15,060,446

12	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

NATL Series 2007A 5.00%, 3/01/15	$275	$285,582
Florida Brd of Ed GO (Florida GO) Series 2013A 5.00%, 6/01/17(c)	16,440	18,584,762
Series 2013C 5.00%, 6/01/19	7,550	8,896,542
Florida Brd of Ed Lottery Series 2010C
5.00%, 7/01/16	550	603,367
Florida Dept Envrn Protn FL Forever (Florida Documentary Stamp Tax) Series 2011B 5.00%, 7/01/20	3,775	4,434,908
Series 2013A 4.00%, 7/01/16	1,765	1,888,991
5.00%, 7/01/18-7/01/19	3,905	4,507,220
Florida Hurricane Catastr Fd Fin Corp. Series 2010A 5.00%, 7/01/15	700	738,423
Florida Mun Pwr Agy Series 2011B 5.00%, 10/01/23	2,890	3,343,875
Florida Ports Fin Commn (Florida St Trnsp Trust Fund) Series 2011B 5.00%, 6/01/15	1,900	1,996,368
Jacksonville FL Sales Tax 5.00%, 10/01/20	1,720	2,005,124
Jacksonville FL Trnsp Series 2012A 5.00%, 10/01/23-10/01/26	10,190	11,897,039
Martin Cnty FL IDA (Indiantown Cogen LP Proj) 4.20%, 12/15/25	1,900	1,847,465
Miami Dade Cnty FL SPL Tax Series 2012A 5.00%, 10/01/23	1,500	1,728,600
Miami-Dade Cnty FL Aviation (Miami-Dade Intl Airport) Series 2012A 4.00%, 10/01/14-10/01/15	5,280	5,463,406
Tampa FL Wtr & Swr Sys 5.00%, 10/01/26	1,565	1,788,169

		95,758,248

Georgia – 1.3%
Atlanta GA Arpt PFC (Hartsfield Jackson Atlanta Intl Arpt) Series 2010B 5.00%, 1/01/18	2,500	2,841,625

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	13

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Catoosa Cnty GA SD GO 4.00%, 8/01/14	$4,470	$4,511,526
Cherokee Cnty GA SD GO Series 2014B 5.00%, 8/01/20	1,000	1,193,230
Georgia Mun Elec Auth Series 2011A 5.00%, 1/01/21	3,045	3,576,292

		12,122,673

Idaho – 0.3%
Idaho Hlth Fac Auth (The Terraces at Boise) Series 2014 5.25%, 10/01/20	2,390	2,397,385

Illinois – 3.9%
Chicago IL Brd of Ed GO Series 2010F 5.00%, 12/01/17	1,690	1,884,975
Chicago IL GO Series 2008A 5.25%, 1/01/21	1,165	1,273,229
Series 2010A 5.00%, 1/01/24	1,975	2,117,338
Chicago IL O’Hare Intl Arpt (O’Hare Intl Arpt CFC) 5.25%, 1/01/23	2,500	2,814,225
5.50%, 1/01/25	2,250	2,578,005
Chicago IL O’Hare Intl Arpt (O’Hare Intl Arpt) 5.00%, 1/01/17	1,930	2,124,293
Chicago IL Transit Auth Fed Hwy Grant (Chicago IL Fed Hwy Grant) AMBAC 5.00%, 6/01/15	1,250	1,306,763
AMBAC Series 2004A 5.25%, 6/01/15	2,425	2,543,728
Illinois Finance Auth (Illinois Unemployment) Series 2012A 5.00%, 6/15/16	5,690	6,237,150
Illinois GO 5.00%, 8/01/15	6,050	6,384,202
Series 2006A 5.00%, 6/01/19	1,040	1,190,301
Series 2010 5.00%, 1/01/18	500	562,775
Illinois Sales Tax 5.00%, 6/15/17(c)	1,450	1,624,362

14	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Springfield IL Metro San Dist Series 2011A 5.00%, 1/01/21	$2,170	$2,386,002

		35,027,348

Indiana – 0.6%
Indiana Mun Pwr Agy Series 2011A 5.00%, 1/01/20-1/01/23	4,965	5,748,118

Kentucky – 0.4%
Kentucky Turnpike Auth (Kentucky Turnpike Auth Spl Tax) Series 2012A 5.00%, 7/01/25	2,275	2,643,004
AGM 5.25%, 7/01/14	1,410	1,421,957

		4,064,961

Louisiana – 1.2%
Louisiana Gas & Fuels Tax Series 2012A 5.00%, 5/01/27	9,085	10,520,975

Maryland – 0.6%
Baltimore MD GO Series 2013B 5.00%, 10/15/14	4,870	4,975,582

Massachusetts – 5.6%
Boston MA GO Series 2012A 5.00%, 4/01/15	1,300	1,357,031
Massachusetts Bay Trnsp Auth (Massachusetts Bay Trnsp Auth Sales Tax) Series 2004B 5.25%, 7/01/21	3,330	4,067,995
Massachusetts GO AGM Series 2005A 5.00%, 3/01/15 (Pre-refunded/ETM)	4,580	4,763,246
AGM Series 2006C 2.006%, 11/01/19(b)	9,575	9,921,998
Massachusetts Health & Ed Fac Auth (Massachusetts Inst of Tech) Series 2009O 5.00%, 7/01/16(c)	3,730	4,103,821
Massachusetts Mun Whsl Elec Co. Series 2012A 5.00%, 7/01/15	1,430	1,507,291

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	15

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Massachusetts Sch Bldg Auth (Massachusetts Sch Sales Tax) Series 2012A 5.00%, 8/15/23	$2,475	$2,963,614
Massachusetts Spl Obl (Massachusetts Gas Tax) AGM Series 2005A 3.86%, 6/01/20(b)	3,000	3,187,920
Massachusetts Wtr Poll Abatmnt (Massachusetts SRF) 2.22%, 8/01/22(b)	3,240	3,331,692
Series 20131 5.00%, 2/01/19	7,975	9,366,877
Metropolitan Boston Trnsp Pkg Corp. MA 5.00%, 7/01/22-7/01/25	5,025	5,744,745

		50,316,230

Michigan – 2.4%
Detroit MI City SD GO Series 2012A 4.00%, 5/01/14	1,120	1,120,000
Detroit MI Swr Disp Series 2012A 5.00%, 7/01/21	3,750	3,745,275
Michigan Finance Auth (Michigan Unemployment) Series 2012B 5.00%, 7/01/23	17,050	17,161,677

		22,026,952

Minnesota – 0.2%
Minnesota Hgr Ed Fac Auth (Gustavus Adolfus College) 5.00%, 10/01/21	1,295	1,473,865

Mississippi – 0.3%
Mississippi Dev Bank (Mississippi Lease Dept of Trsnp) Series 2013 5.00%, 1/01/19	1,500	1,738,125
Series 2013A 5.00%, 1/01/19	1,000	1,158,750

		2,896,875

Missouri – 0.2%
Springfiled MO Pub Util 5.00%, 12/01/17	1,390	1,566,864

Nevada – 3.4%
Clark Cnty NV Arpt (McCarran Airport) 2.50%, 7/01/15	24,705	25,305,331

16	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2010D 5.00%, 7/01/21-7/01/22	$775	$893,981
Clark Cnty NV SD GO NATL Series 2005A 5.00%, 6/15/18	450	474,804
Reno NV GO 5.00%, 6/01/19	2,210	2,485,079
Series 2013A 5.00%, 6/01/19	1,000	1,129,060

		30,288,255

New Jersey – 2.5%
Morris-Union NJ JT Comm COP AGM 5.00%, 8/01/17	2,340	2,554,414
New Jersey EDA (New Jersey Lease Sch Fac) Series 2010DD-1 5.00%, 12/15/17	480	547,190
New Jersey EDA (New Jersey Lease Trnsp Proj) Series 2014P 5.00%, 6/15/26(a)	5,055	5,700,423
New Jersey Trnsp Trust Fd Auth (New Jersey Trnsp Trust Fund) Series 2013A 5.00%, 6/15/20	10,000	11,661,100
New Jersey Turnpike Auth (New Jersey Turnpike) Series 2013A 5.00%, 1/01/23	1,800	2,126,718

		22,589,845

New Mexico – 0.6%
Albuquerque NM GO Series 2013A 4.00%, 7/01/16	4,925	5,283,047

New York – 15.9%
Long Island Pwr Auth NY NATL Series 2006D 2.267%, 9/01/15(b)	3,500	3,530,940
Metropolitan Trnsp Auth NY Series 2012C 5.00%, 11/15/24-11/15/25	9,065	10,380,929
Series 2012F 5.00%, 11/15/26	3,635	4,091,011
Series 2013A 5.00%, 11/15/26	2,300	2,603,094
Series 2013E 5.00%, 11/15/25	8,510	9,812,200

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	17

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York NY GO Series 2011A 5.00%, 8/01/23	$4,250	$4,924,985
AGM Series 2005K 1.91%, 8/01/16(b)	1,700	1,784,456
New York NY Mun Wtr Fin Auth 5.00%, 6/15/26	3,875	4,448,035
New York NY Trnsl Fin Auth Series 2012B 5.00%, 11/01/26	6,830	7,902,378
Series 20131 5.00%, 11/01/16-11/01/18	15,720	17,989,822
New York St Dormitory Auth (New York St Pers Income Tax) Series 2011C 5.00%, 3/15/25	3,000	3,443,580
Series 2011E 5.00%, 8/15/14	2,790	2,827,804
Series 2012A 5.00%, 12/15/22	14,610	17,548,948
Series 2012B 5.00%, 3/15/20	7,900	9,338,669
Series 2014A 5.00%, 2/15/28	6,565	7,573,975
New York St Envrn Fac Corp. (New York NY Mun Wtr Fin Auth) 5.00%, 6/15/25	3,000	3,500,640
New York St Thruway Auth (New York St Thruway Auth Ded Tax) Series 2012A 5.00%, 4/01/21	17,900	21,245,689
Triborough Brdg & Tunl Auth NY Series 2012B 5.00%, 11/15/19	4,360	5,156,441
Series 2013B 5.00%, 11/15/20	4,100	4,899,049

		143,002,645

North Carolina – 1.3%
North Carolina Eastern Mun Pwr Agy Series 2012B 5.00%, 1/01/21	6,700	7,765,434
North Carolina GO
Series 2013E 5.00%, 5/01/16	2,330	2,545,036
North Carolina Ltd. Oblig Series 2013A 5.00%, 5/01/16	1,600	1,743,312

		12,053,782

18	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Ohio – 0.1%
Cleveland OH COP Series 2010A 5.00%, 11/15/17	$700	$775,978

Oregon – 3.0%
Deschutes Cnty OR SD #1 GO 5.00%, 6/15/20	5,180	6,102,247
Multnomah Cnty OR SD #1J GO Series 2013A 5.00%, 6/15/15	14,605	15,384,323
Tri-County Met Trnsp Dist OR Grant Prog Series 2011A 5.00%, 10/01/25	4,605	5,173,395

		26,659,965

Pennsylvania – 8.4%
Allegheny Cnty PA Sani Auth (Allegheny Cnty PA Swr) AGM 5.00%, 6/01/19	2,250	2,582,213
Montgomery Cnty PA IDA (New Regional Medical Ctr) 5.00%, 8/01/19	475	548,084
Pennsylvania Econ Dev Fin Auth (Pennsylvania Unemployment) 5.00%, 7/01/21	7,550	8,515,116
Series 2012A 5.00%, 7/01/18-1/01/19	22,315	25,896,866
Pennsylvania GO Series 2013 5.00%, 4/01/16	15,650	17,024,539
Series 2014 5.00%, 7/01/17(a)	5,000	5,659,750
Pennsylvania IDA (Pennsylvania IDA Econ Dev) 5.00%, 7/01/16	5,000	5,450,100
Pennsylvania Pub Sch Bldg Auth (Philadelphia PA SD Lease) 5.00%, 4/01/23-4/01/26	5,150	5,748,245
Philadelphia PA Gas Works Series 2011-20 5.00%, 7/01/14	1,900	1,914,459
Philadelphia PA SD GO Series 2011E 5.25%, 9/01/22	1,800	2,018,358
Philadelphia PA Wtr & WstWtr AGM Series 2010A 5.00%, 6/15/18	550	634,541

		75,992,271

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	19

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Puerto Rico – 1.0%
Puerto Rico Elec Pwr Auth Series 2007TT 5.00%, 7/01/21	$2,000	$1,281,420
Series 2010AAA 5.25%, 7/01/21	1,830	1,190,726
NATL 5.00%, 7/01/19	3,400	3,439,814
Puerto Rico Hwy & Trnsp Auth (Puerto Rico Hwy & Trnsp Spl Tax) AMBAC Series 2007N 2.699%, 7/01/28(b)	4,650	3,079,184

		8,991,144

South Carolina – 0.9%
Horry Cnty SC SD GO Series 2012B 5.00%, 3/01/16	1,470	1,594,333
Renewable Water Resource Sew Sys SC 5.00%, 1/01/24	2,570	2,976,265
South Carolina Pub Svc Auth Series 2012C 5.00%, 12/01/15	3,200	3,436,768

		8,007,366

Tennessee – 0.3%
Met Govt Nashville & Davidson Cnty TN GO 5.00%, 7/01/23	2,385	2,851,506

Texas – 7.6%
Conroe TX ISD GO 5.00%, 2/15/24-2/15/26	6,240	7,231,310
Corpus Christi TX Util Sys 5.00%, 7/15/21	5,675	6,624,030
Denton TX ISD GO Series 2012A 2.125%, 8/01/42	2,135	2,179,387
Fort Worth TX ISD GO 5.00%, 2/15/15	4,000	4,151,040
Garland TX GO Series 2010 5.00%, 2/15/26	500	573,505
Houston TX Arpt Sys Series 2011A 5.00%, 7/01/19	2,105	2,406,183
Houston TX ISD GO 2.00%, 6/01/29	2,830	2,833,764
Houston TX Util Sys Series 2011D 5.00%, 11/15/27	2,735	3,130,837

20	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Lubbock TX GO 5.00%, 2/15/19	$1,740	$2,031,102
Midlothian TX ISD GO Series 2011B 2.25%, 8/01/14 (Pre-refunded/ETM)	5,000	5,025,650
North Texas Tollway Auth TX (Texas St Hwy Fund Third Tier) Series 2011D
5.25%, 9/01/26	3,625	4,230,049
Rockwall TX ISD GO 5.00%, 2/15/19(c)	3,280	3,842,028
San Antonio TX Elec & Gas 5.00%, 2/01/21	7,110	8,492,824
San Antonio TX ISD GO 5.00%, 8/15/26	1,710	1,938,456
Texas PFA (Texas Workforce Commission) 5.00%, 1/01/17(a)	11,605	12,961,160
Univ of Texas Series 2010A 5.00%, 8/15/22	1,070	1,260,278

		68,911,603

Virginia – 2.6%
Fairfax Cnty VA Econ Dev Dist (Fairfax Cnty VA Trnsp Impt Dist) 5.00%, 4/01/25-4/01/26	6,000	6,706,860
Virginia College Bldg Auth (Virginia Lease 21st Century College Prog) 5.00%, 2/01/16-2/01/21	13,430	15,105,837
Virginia Trnsp Brd (Virginia Lease Trnsp Fund) 5.00%, 5/15/15	1,655	1,737,055

		23,549,752

Washington – 5.3%
Central Puget Sound WA RTA Series 2012P 5.00%, 2/01/23-2/01/25	7,815	9,230,768
Chelan Cnty WA PUD #1 Series 2011B 5.50%, 7/01/25	3,305	3,851,911
Energy Northwest WA (Bonneville Power Admin) Series 2011A 5.00%, 7/01/18	680	787,127
Series 2012A 5.00%, 7/01/19	4,200	4,951,758
King Cnty WA SD #414 GO AGM 5.00%, 12/01/16	3,735	4,158,923

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	21

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Port of Seattle WA 5.00%, 7/01/24	$4,820	$5,499,524
Seattle WA Mun Light & Pwr Series 2010B 5.00%, 2/01/20	4,080	4,840,104
Tacoma WA Elec Sys Series 2013A 5.00%, 1/01/19-1/01/20	4,000	4,694,445
Washington St GO Series 2009-10B 5.00%, 1/01/22	710	831,637
Series 2010-10E 5.00%, 2/01/19	3,295	3,855,150
Series 2013D 5.00%, 2/01/23	3,385	4,092,770
AMBAC Series 2005R 5.00%, 7/01/15 (Pre-refunded/ETM)	1,125	1,187,291

		47,981,408

Wisconsin – 2.2%
Wisconsin Clean Wtr (Wisconsin SRF) Series 20131 5.00%, 6/01/24	4,490	5,391,951
Wisconsin Trnsp Auth (Wisconsin Trnsp Auth Spl Tax) Series 20131 5.00%, 7/01/23-7/01/24	12,000	14,564,605

		19,956,556

Total Long-Term Municipal Bonds (cost $842,808,548)		851,398,991

Short-Term Municipal Notes – 2.4%
Mississippi – 0.9%
Mississippi Business Fin Corp. (Chevron USA, Inc.) Series 2011G 0.07%, 11/01/35(d)	8,200	8,200,000

Texas – 1.5%
Lower Neches Valley Auth TX (Exxon Mobil Corp.) 0.07%, 5/01/46(d)	13,400	13,400,000

Total Short-Term Municipal Notes (cost $21,600,000)		21,600,000

Total Municipal Obligations (cost $864,408,548)		872,998,991

22	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

CORPORATES – INVESTMENT GRADES – 3.1%
Financial Institutions – 2.5%
Banking – 2.5%
Bank of America Corp. 7.375%, 5/15/14	$1,200	$1,202,348
Capital One Financial Corp. 2.125%, 7/15/14	736	738,485
Citigroup, Inc. 2.25%, 8/07/15	6,372	6,489,716
Goldman Sachs Group, Inc. (The) 6.00%, 5/01/14	1,200	1,200,000
JPMorgan Chase & Co. 1.35%, 2/15/17	8,885	8,901,029
Morgan Stanley 1.75%, 2/25/16	3,362	3,407,094
5.375%, 10/15/15	1,000	1,065,144

		23,003,816

Industrial – 0.6%
Consumer Cyclical – Entertainment – 0.1%
Viacom, Inc. 1.25%, 2/27/15	800	805,447

Technology – 0.5%
Cisco Systems, Inc. 1.10%, 3/03/17	4,468	4,479,974

		5,285,421

Total Corporates – Investment Grades (cost $28,151,661)		28,289,237

AGENCIES – 0.7%
Federal Home Loan Bank Series 656 5.375%, 5/18/16(c) (cost $5,646,012)	5,315	5,849,535

	Shares
SHORT-TERM INVESTMENTS – 2.4%
Investment Companies – 2.3%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.07%(e) (cost $20,729,282)	20,729,282	20,729,282

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	23

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

U.S. Treasury Bills – 0.1%
U.S. Treasury Bill Zero Coupon, 5/08/14(c) (cost $1,299,978)	$1,300	$1,299,978

Total Short-Term Investments (cost $22,029,260)		22,029,260

Total Investments – 103.0% (cost $920,235,481)		929,167,023
Other assets less liabilities – (3.0)%		(27,296,999)

Net Assets – 100.0%		$901,870,024

INFLATION (CPI) SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	$2,000	4/08/15	2.220%	CPI#	$(32,961)
Barclays Bank PLC	38,000	4/24/15	2.020%	CPI#	(463,685)
Barclays Bank PLC	5,500	6/01/15	2.038%	CPI#	(15,424)
Barclays Bank PLC	6,000	2/26/17	2.370%	CPI#	(194,884)
Barclays Bank PLC	3,000	7/19/17	2.038%	CPI#	3,252
Barclays Bank PLC	5,500	6/02/19	2.580%	CPI#	(254,729)
Barclays Bank PLC	4,000	6/15/20	2.480%	CPI#	(132,587)
Barclays Bank PLC	35,000	7/02/20	2.256%	CPI#	(158,952)
Barclays Bank PLC	1,500	8/04/20	2.308%	CPI#	(16,056)
Barclays Bank PLC	2,000	11/10/20	2.500%	CPI#	(52,112)
Barclays Bank PLC	6,000	5/04/21	2.845%	CPI#	(409,699)
Barclays Bank PLC	3,000	5/12/21	2.815%	CPI#	(198,173)
Barclays Bank PLC	14,000	4/03/22	2.663%	CPI#	(666,295)
Barclays Bank PLC	16,700	10/05/22	2.765%	CPI#	(802,667)
Barclays Bank PLC	5,400	3/06/27	2.695%	CPI#	(198,850)
Citibank, NA	10,000	5/04/16	2.710%	CPI#	(416,571)
Citibank, NA	14,000	5/30/17	2.125%	CPI#	(272,404)
Citibank, NA	11,500	6/21/17	2.153%	CPI#	(236,797)
Citibank, NA	22,000	7/02/18	2.084%	CPI#	(69,346)
Citibank, NA	9,000	6/29/22	2.398%	CPI#	(188,525)
Citibank, NA	5,400	7/19/22	2.400%	CPI#	(101,550)
Citibank, NA	4,000	8/10/22	2.550%	CPI#	(124,507)
Citibank, NA	15,500	12/07/22	2.748%	CPI#	(780,738)
Citibank, NA	47,000	5/24/23	2.533%	CPI#	(1,036,214)
Citibank, NA	30,000	10/29/23	2.524%	CPI#	(373,150)
Citibank, NA	15,800	2/08/28	2.940%	CPI#	(967,574)
Deutsche Bank AG	16,300	6/30/14	1.998%	CPI#	(65,187)
Deutsche Bank AG	14,200	7/21/14	2.155%	CPI#	(159,045)
Deutsche Bank AG	11,000	6/20/21	2.655%	CPI#	(580,025)

24	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Portfolio of Investments

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG	$9,800	9/07/21	2.400%	CPI#	$(247,952)
JPMorgan Chase Bank, NA	32,000	5/30/14	1.575%	CPI#	(42,804)
JPMorgan Chase Bank, NA	1,000	7/29/20	2.305%	CPI#	(10,967)
JPMorgan Chase Bank, NA	19,000	8/17/22	2.523%	CPI#	(522,002)
JPMorgan Chase Bank, NA	1,400	6/30/26	2.890%	CPI#	(104,574)
JPMorgan Chase Bank, NA	3,300	7/21/26	2.935%	CPI#	(273,021)
JPMorgan Chase Bank, NA	2,400	10/03/26	2.485%	CPI#	(29,872)
JPMorgan Chase Bank, NA	5,400	11/14/26	2.488%	CPI#	(68,041)
JPMorgan Chase Bank, NA	4,850	12/23/26	2.484%	CPI#	(46,304)
JPMorgan Chase Bank, NA	21,350	2/20/28	2.899%	CPI#	(1,161,798)
JPMorgan Chase Bank, NA	12,000	3/26/28	2.880%	CPI#	(609,195)
Morgan Stanley Capital Services LLC	22,000	10/03/14	1.530%	CPI#	165,669
Morgan Stanley Capital Services LLC	6,000	4/05/16	2.535%	CPI#	(185,244)
Morgan Stanley Capital Services LLC	6,000	4/16/16	2.110%	CPI#	(73,247)
Morgan Stanley Capital Services LLC	50,000	4/16/18	2.395%	CPI#	(1,270,963)
Morgan Stanley Capital Services LLC	2,000	10/14/20	2.370%	CPI#	(26,541)
Morgan Stanley Capital Services LLC	13,000	5/23/21	2.680%	CPI#	(684,883)
Morgan Stanley Capital Services LLC	10,000	4/16/23	2.690%	CPI#	(382,742)
Morgan Stanley Capital Services LLC	5,000	8/15/26	2.885%	CPI#	(369,173)

					$(14,909,109)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

(a)	When-Issued or delayed delivery security.

(b)	Variable rate coupon, rate shown as of April 30, 2014.

(c)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding. The aggregate market value of these securities amounted to $15,391,416.

(d)	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	25

Portfolio of Investments

(e)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

As of April 30, 2014, the Strategy held 5.7% of net assets in insured bonds (of this amount 11.7% represents the Strategy’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

AGM – Assured Guaranty Municipal

AMBAC – Ambac Assurance Corporation

CCD – Community College District

CFC – Customer Facility Charge

COP – Certificate of Participation

CPI – Consumer Price Index

EDA – Economic Development Agency

ETM – Escrowed to Maturity

GO – General Obligation

IDA – Industrial Development Authority/Agency

ISD – Independent School District

NATL – National Interstate Corporation

PFA – Public Finance Authority

PFC – Passenger Facility Charge

PUD – Public Utility District

RTA – Regional Transportation Authority

SD – School District

SRF – State Revolving Fund

See notes to financial statements.

26	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

April 30, 2014 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $899,506,199)	$908,437,741
Affiliated issuers (cost $20,729,282)	20,729,282
Cash	1,455
Interest receivable	11,034,541
Receivable for capital stock sold	4,943,648
Receivable for investment securities sold	1,580,000
Unrealized appreciation on inflation swaps	168,921

Total assets	946,895,588

Liabilities
Payable for investment securities purchased	27,811,731
Unrealized depreciation on inflation swaps	15,078,030
Payable for capital stock redeemed	1,653,520
Advisory fee payable	313,244
Distribution fee payable	76,651
Administrative fee payable	17,648
Transfer Agent fee payable	11,847
Dividends payable	86
Accrued expenses	62,807

Total liabilities	45,025,564

Net Assets	$901,870,024

Composition of Net Assets
Capital stock, at par	$86,250
Additional paid-in capital	907,713,953
Undistributed net investment income	836,560
Accumulated net realized loss on investment transactions	(789,172)
Net unrealized depreciation on investments	(5,977,567)

$901,870,024

Net Asset Value Per Share—24 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$81,758,099	7,808,904	$10.47	*

C	$23,975,930	2,294,585	$10.45

Advisor	$161,623,534	15,428,334	$10.48

1	$453,207,474	43,377,354	$10.45

2	$181,304,987	17,341,301	$10.46

*	The maximum offering price per share for Class A shares was $10.79 which reflects a sales charge of 3.0%.

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	27

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2014 (unaudited)

Investment Income
Interest	$8,896,796
Dividends—Affiliated issuers	6,768	$8,903,564

Expenses
Advisory fee (see Note B)	2,193,911
Distribution fee—Class A	127,504
Distribution fee—Class C	129,372
Distribution fee—Class 1	216,158
Transfer agency—Class A	16,107
Transfer agency—Class C	5,017
Transfer agency—Advisor Class	29,422
Transfer agency—Class 1	1
Custodian	105,303
Registration fees	68,927
Administrative	30,212
Audit	21,467
Printing	20,542
Legal	20,048
Directors’ fees	4,872
Miscellaneous	12,022

Total expenses	3,000,885
Less: expenses waived and reimbursed by the Adviser (see Note B)	(331,878)

Net expenses		2,669,007

Net investment income		6,234,557

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized loss on:
Investment transactions		(778,569)
Swaps		(7,840)
Net change in unrealized appreciation/depreciation of:
Investments		11,372,023
Swaps		(780,737)

Net gain on investment transactions		9,804,877

Net Increase in Net Assets from Operations		$16,039,434

See notes to financial statements.

28	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2014 (unaudited)	Year Ended October 31, 2013
Increase (Decrease) in Net Assets from Operations
Net investment income	$6,234,557	$9,598,410
Net realized gain (loss) on investment transactions	(786,409)	46,823
Net change in unrealized appreciation/depreciation of investments	10,591,286	(36,238,100)

Net increase (decrease) in net assets from operations	16,039,434	(26,592,867)
Dividends and Distributions to Shareholders from
Net investment income
Class A	(481,783)	(1,074,315)
Class C	(54,185)	(132,143)
Advisor Class	(1,104,203)	(1,802,696)
Class 1	(2,964,293)	(4,310,206)
Class 2	(1,327,812)	(2,053,393)
Net realized gain on investment transactions
Class A	(2,586)	(135,299)
Class C	(790)	(58,740)
Advisor Class	(4,191)	(140,734)
Class 1	(12,245)	(388,019)
Class 2	(5,233)	(156,157)
Capital Stock Transactions
Net increase (decrease)	(15,856,264)	414,744,535

Total increase (decrease)	(5,774,151)	377,899,966
Net Assets
Beginning of period	907,644,175	529,744,209

End of period (including undistributed net investment income of $836,560 and $534,279, respectively)	$901,870,024	$907,644,175

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	29

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

April 30, 2014 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Bond Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund, which is a Maryland corporation, operates as a series company comprised of seven portfolios currently in operation: the Intermediate Bond Portfolio, the Bond Inflation Strategy Portfolio, the Municipal Bond Inflation Strategy Portfolio, the Real Asset Strategy Portfolio, the Limited Duration High Income Portfolio, the Government Reserves Portfolio, and the Tax-Aware Fixed Income Portfolio. They are each diversified Portfolios, with the exception of the Limited Duration High Income Portfolio, which is non-diversified. The Government Reserves Portfolio commenced operations on May 1, 2013. The Tax-Aware Fixed Income Portfolio commenced operations on December 11, 2013. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the Municipal Bond Inflation Strategy Portfolio (the “Strategy”). The Strategy offers Class A, Class B, Class C, Advisor Class, Class 1 and Class 2 shares. Class B shares are not publically offered. Class 1 shares are sold only to the private clients of Sanford C. Bernstein & Co. LLC by its registered representatives. Class R, Class K and Class I shares have been authorized by the Strategy but are not currently being offered. Class A shares are sold with a front-end sales charge of up to 3.0% for purchases not exceeding $500,000. With respect to purchases of $500,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class, Class I, and Class 2 shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eight classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Strategy.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

30	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Notes to Financial Statements

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less. If the original term to maturity exceeded 60 days, the securities are valued by a pricing service, if a market price is available. If a market price is not available, the securities are valued by using amortized cost as of the 61st day prior to maturity. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Strategy may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Strategy values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	31

Notes to Financial Statements

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Strategy would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Strategy. Unobservable inputs reflect the Strategy’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Strategy’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rates, coupon rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

32	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Notes to Financial Statements

The following table summarizes the valuation of the Strategy’s investments by the above fair value hierarchy levels as of April 30, 2014:

Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$847,601,766		$3,797,225		$851,398,991
Short-Term Municipal Notes		– 0	–	21,600,000		– 0	–	21,600,000
Corporates – Investment Grades		– 0	–	28,289,237		– 0	–	28,289,237
Agencies		– 0	–	5,849,535		– 0	–	5,849,535
Short-Term Investments:
Investment Companies		20,729,282		– 0	–	– 0	–	20,729,282
U.S. Treasury Bills		– 0	–	1,299,978		– 0	–	1,299,978

Total Investments in Securities		20,729,282		904,640,516		3,797,225		929,167,023
Other Financial Instruments* :
Assets:
Inflation (CPI) Swaps		– 0	–	168,921		– 0	–	168,921
Liabilities:
Inflation (CPI) Swaps		– 0	–	(15,078,030)		– 0	–	(15,078,030)

Total^		$20,729,282		$889,731,407		$3,797,225		$914,257,914

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

^	There were no transfers between Level 1 and Level 2 during the reporting period.

The Strategy recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Long-Term Municipal Bonds		Total
Balance as of 10/31/13	$1,406,832		$1,406,832
Accrued discounts/(premiums)	(8,195)		(8,195)
Realized gain (loss)	339		339
Change in unrealized appreciation/depreciation	38,249		38,249
Purchases	2,390,000		2,390,000
Sales	(30,000)		(30,000)
Settlements	– 0	–	– 0	–
Transfers in to Level 3	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 4/30/14	$3,797,225		$3,797,225

Net change in unrealized appreciation/depreciation from Investments held as of 4/30/14*	$38,639		$38,639

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	33

Notes to Financial Statements

Strategy. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Taxes

It is the Strategy’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Strategy’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (all years since inception of the Strategy) and has concluded that no provision for income tax is required in the Strategy’s financial statements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Strategy is informed of the dividend. Interest income is accrued daily. Investment transactions

34	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Notes to Financial Statements

are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Strategy amortizes premiums and accretes original issue discounts and market discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Strategy are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Strategy represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Strategy or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Strategy pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Strategy’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to .80%, 1.50%, .50%, .60% and .50% of the daily average net assets for the Class A, Class C, Advisor Class, Class 1 and Class 2 shares, respectively. This fee waiver and/or expense reimbursement agreement will remain in effect until January 31, 2015 and then may be extended by the Adviser for additional one-year terms. For the six months ended April 30, 2014, such reimbursement amounted to $331,878.

Pursuant to the investment advisory agreement, the Strategy may reimburse the Adviser for certain legal and accounting services provided to the Strategy by the Adviser. For the six months ended April 30, 2014, the reimbursement for such services amounted to $30,212.

The Strategy compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Strategy. ABIS may make payments to intermediaries that provide omnibus

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	35

Notes to Financial Statements

account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $10,291 for the six months ended April 30, 2014.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Strategy’s shares. The Distributor has advised the Strategy that it has retained front-end sales charges of $0 from the sale of Class A shares and received $33,628 and $3,468 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended April 30, 2014.

The Strategy may invest in the AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Strategy’s transactions in shares of the Government STIF Portfolio for the six months ended April 30, 2014 is as follows:

Market Value October 31, 2013 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value April 30, 2014 (000)	Dividend Income (000)
$4,287	$118,659	$102,217	$20,729	$7

NOTE C

Distribution Services Agreement

The Strategy has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Strategy pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Strategy’s average daily net assets attributable to Class A shares, 1% of the Strategy’s average daily net assets attributable to Class C shares and .10% of the Strategy’s average daily net assets attributable to Class 1 shares. There are no distribution and servicing fees on the Advisor Class and Class 2 shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Strategy’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Strategy in the amount of $268,201 and $1,416,986 for Class C and Class 1 shares, respectively. While such costs may be recovered from the Strategy in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The

36	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Notes to Financial Statements

Agreement also provides that the Adviser may use its own resources to finance the distribution of the Strategy’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2014 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$64,511,300		$91,061,306
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding swap transactions) are as follows:

Gross unrealized appreciation	$14,367,448
Gross unrealized depreciation	(5,435,906)

Net unrealized appreciation	$8,931,542

1. Derivative Financial Instruments

The Strategy may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal type of derivatives utilized by the Strategy, as well as the methods in which they may be used are:

•	Swaps

The Strategy may enter into swaps to hedge its exposure to interest rates or credit risk. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Strategy in accordance with the terms of the respective swaps to provide value and recourse to the Strategy or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Strategy, and/or the termination value at the end of the contract.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	37

Notes to Financial Statements

Therefore, the Strategy considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Strategy and the counterparty and by the posting of collateral by the counterparty to the Strategy to cover the Strategy’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Strategy accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Inflation (CPI) Swaps:

Inflation swaps are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Strategy against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.

During the six months ended April 30, 2014, the Strategy held inflation (CPI) swaps for hedging purposes.

The Strategy typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Strategy typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as exchange-traded derivative transactions,

38	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Notes to Financial Statements

repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Strategy and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Strategy’s net liability, held by the defaulting party, may be delayed or denied.

The Strategy’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Strategy decline below specific levels (“net asset contingent features”). If these levels are triggered, the Strategy’s counterparty has the right to terminate such transaction and require the Strategy to pay or receive a settlement amount in connection with the terminated transaction. As of April 30, 2014, the Strategy had OTC derivatives with contingent features in net liability positions in the amount of $14,909,109. The fair value of assets pledged as collateral by the Strategy for such derivatives was $15,391,416 at April 30, 2014. If a trigger event had occurred at April 30, 2014, for those derivatives in a net liability position, an amount of $134,027 would be required to be posted by the Strategy.

At April 30, 2014, the Strategy had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unrealized appreciation on inflation swaps	$168,921	Unrealized depreciation on inflation swaps	$15,078,030

Total		$168,921		$15,078,030

The effect of derivative instruments on the statement of operations for the six months ended April 30, 2014:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(7,840)	$(780,737)

Total		$(7,840)	$(780,737)

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	39

Notes to Financial Statements

The following table represents the volume of the Strategy’s derivative transactions during the six months ended April 30, 2014:

Inflation Swaps:
Average notional amount	$601,514,286

For financial reporting purposes, the Strategy does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held during the reporting period were subject to netting arrangements. The following table presents the Strategy’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/pledged by the Strategy as of April 30, 2014:

Counterparty	Derivative Assets Subject to MA	Derivative Available for Offset	Cash Collateral Received			Securities Collateral Received			Net Amount of Derivatives Assets
Barclays Bank PLC	$3,252	$(3,252)	$	– 0	–	$	– 0	–	$	– 0	–
Morgan Stanley Capital Services LLC	165,669	(165,669)		– 0	–		– 0	–		– 0	–

Total	$168,921	$(168,921)	$	– 0	–	$	– 0	–	$	– 0	–

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged			Securities Collateral Pledged		Net Amount of Derivatives Liabilities
Barclays Bank PLC	$3,597,074	$(3,252)		$	– 0	–	$(3,593,822	)*	$	– 0	–
Citibank, NA	4,567,376	– 0	–		– 0	–	(4,567,376	)*		– 0	–
Deutsche Bank AG	1,052,209	– 0	–		– 0	–	(1,052,209	)*		– 0	–
JPMorgan Chase Bank, NA	2,868,578	– 0	–		– 0	–	(2,868,578	)*		– 0	–
Morgan Stanley Capital Services LLC	2,992,793	(165,669)			– 0	–	(2,693,097)			134,027

Total	$15,078,030	$(168,921)		$	– 0	–	$(14,775,082)			$134,027

*	The actual collateral received/pledged is more than the amount reported due to overcollateralization.

40	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Notes to Financial Statements

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for Class A, Class C, Advisor Class, Class 1 and Class 2 were as follows:

	Shares		Amount
	Six Months Ended April 30, 2014 (unaudited)	Year Ended October 31, 2013	Six Months Ended April 30, 2014 (unaudited)	Year Ended October 31, 2013

Class A
Shares sold	990,890	6,974,968	$10,255,139	$74,440,982

Shares issued in reinvestment of dividends and distributions	33,436	82,038	345,313	870,145

Shares redeemed	(2,442,515)	(5,212,924)	(25,207,150)	(54,662,914)

Net increase (decrease)	(1,418,189)	1,844,082	$(14,606,698)	$20,648,213

Class C
Shares sold	105,559	1,146,689	$1,089,146	$12,285,428

Shares issued in reinvestment of dividends and distributions	4,248	14,045	43,829	149,967

Shares redeemed	(696,373)	(1,567,753)	(7,176,439)	(16,410,571)

Net decrease	(586,566)	(407,019)	$(6,043,464)	$(3,975,176)

Advisor Class
Shares sold	5,171,627	15,767,725	$53,458,044	$167,340,611

Shares issued in reinvestment of dividends and distributions	69,421	134,229	717,681	1,415,758

Shares redeemed	(7,164,562)	(6,488,992)	(73,822,363)	(67,633,418)

Net increase (decrease)	(1,923,514)	9,412,962	$(19,646,638)	$101,122,951

Class 1
Shares sold	6,593,550	25,868,903	$68,022,532	$274,285,379

Shares issued in reinvestment of dividends and distributions	213,766	335,276	2,203,840	3,536,271

Shares redeemed	(4,057,196)	(7,488,984)	(41,863,279)	(78,946,564)

Net increase	2,750,120	18,715,195	$28,363,093	$198,875,086

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	41

Notes to Financial Statements

	Shares		Amount
	Six Months Ended April 30, 2014 (unaudited)	Year Ended October 31, 2013	Six Months Ended April 30, 2014 (unaudited)	Year Ended October 31, 2013

Class 2
Shares sold	2,140,017	12,001,612	$22,087,922	$128,058,638

Shares issued in reinvestment of dividends and distributions	85,429	150,930	881,218	1,591,030

Shares redeemed	(2,615,414)	(2,994,419)	(26,891,697)	(31,576,207)

Net increase (decrease)	(389,968)	9,158,123	$(3,922,557)	$98,073,461

NOTE F

Risks Involved in Investing in the Strategy

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Strategy’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Strategy’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Strategy’s assets can decline as can the value of the Strategy’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Strategy’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Strategy invests more of its assets in a particular state’s municipal securities, the Strategy may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Strategy’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

42	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Notes to Financial Statements

Derivatives Risk—The Strategy may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Strategy, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Tax Risk—There is no guarantee that all of the Strategy’s income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the net income received by shareholders from the Strategy by increasing taxes on that income. In such event, the Strategy’s NAV could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Strategy shares as investors anticipate adverse effects on the Strategy or seek higher yields to offset the potential loss of the tax deduction. As a result, the Strategy would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Strategy’s yield.

Duration Risk—Duration is the measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative performance of the junk bond market generally and less secondary market liquidity.

Indemnification Risk—In the ordinary course of business, the Strategy enters into contracts that contain a variety of indemnifications. The Strategy’s maximum exposure under these arrangements is unknown. However, the Strategy has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Strategy has not accrued any liability in connection with these indemnification provisions.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	43

Notes to Financial Statements

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Strategy, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Strategy did not utilize the Facility during the six months ended April 30, 2014.

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending October 31, 2014 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended October 31, 2013 and October 31, 2012 were as follows:

	2013	2012
Distributions paid from:
Ordinary income	$714,057	$892,092
Long-term capital gains	631,579	14,487

Total taxable distributions	1,345,636	906,579
Tax-exempt distributions	8,906,066	5,479,861

Total distributions paid	$10,251,702	$6,386,440

As of October 31, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed tax-exempt income	$559,068
Undistributed capital gains	22,282
Unrealized appreciation/(depreciation)	(16,568,853)

Total accumulated earnings/(deficit)	$(15,987,503	)(a)

(a)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to the amortization of offering costs.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation. As of October 31, 2013, the Strategy did not have any capital loss carryforwards.

44	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Notes to Financial Statements

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Strategy’s financial statements through this date.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	45

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Six Months Ended April 30, 2014 (unaudited)		Year Ended October 31,			January 26 2010(a) to October 31, 2010
			2013	2012	2011

Net asset value, beginning of period	$ 10.35		$ 10.80	$ 10.32	$ 10.09	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.06		.12	.14	.16	.11
Net realized and unrealized gain (loss) on investment transactions	.12		(.44)	.50	.26	.06

Net increase (decrease) in net asset value from operations	.18		(.32)	.64	.42	.17

Less: Dividends and Distributions
Dividends from net investment income	(.06)		(.11)	(.14)	(.17)	(.08)
Distributions from net realized gain on investment transactions	(.00	)(d)	(.02)	(.02)	(.02)	– 0	–

Total dividends and distributions	(.06)		(.13)	(.16)	(.19)	(.08)

Net asset value, end of period	$ 10.47		$ 10.35	$ 10.80	$ 10.32	$ 10.09

Total Return
Total investment return based on net asset value(e)	1.73%		(2.98)%	6.22%	4.24%	1.70%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$81,758		$95,466	$79,735	$64,342	$28,200
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.80	%^	.80%	.80%	.80%	.80	%^
Expenses, before waivers/reimbursements	.90	%^	.91%	.95%	1.20%	2.15	%^
Net investment income(b)	1.23	%^	1.10%	1.34%	1.57%	1.43	%^
Portfolio turnover rate	7%		15%	10%	26%	1%

See footnote summary on page 50.

46	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Six Months Ended April 30, 2014 (unaudited)		Year Ended October 31,			January 26 2010(a) to October 31, 2010
			2013	2012	2011

Net asset value, beginning of period	$ 10.33		$ 10.78	$ 10.30	$ 10.08	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.03		.04	.07	.09	.06
Net realized and unrealized gain (loss) on investment transactions	.11		(.43)	.50	.25	.06

Net increase (decrease) in net asset value from operations	.14		(.39)	.57	.34	.12

Less: Dividends and Distributions
Dividends from net investment income	(.02)		(.04)	(.07)	(.10)	(.04)
Distributions from net realized gain on investment transactions	(.00	)(d)	(.02)	(.02)	(.02)	– 0	–

Total dividends and distributions	(.02)		(.06)	(.09)	(.12)	(.04)

Net asset value, end of period	$ 10.45		$ 10.33	$ 10.78	$ 10.30	$ 10.08

Total Return
Total investment return based on net asset value(e)	1.37%		(3.67)%	5.51%	3.45%	1.23%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$23,976		$29,748	$35,436	$23,919	$11,804
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.50	%^	1.50%	1.50%	1.50%	1.50	%^
Expenses, before waivers/reimbursements	1.60	%^	1.61%	1.65%	1.91%	2.76	%^
Net investment income(b)	.53	%^	.41%	.64%	.87%	.78	%^
Portfolio turnover rate	7%		15%	10%	26%	1%

See footnote summary on page 50.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	47

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended April 30, 2014 (unaudited)		Year Ended October 31,			January 26 2010(a) to October 31, 2010
			2013	2012	2011

Net asset value, beginning of period	$ 10.35		$ 10.81	$ 10.32	$ 10.10	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.08		.15	.17	.19	.12
Net realized and unrealized gain (loss) on investment transactions	.12		(.45)	.51	.25	.08

Net increase (decrease) in net asset value from operations	.20		(.30)	.68	.44	.20

Less: Dividends and Distributions
Dividends from net investment income	(.07)		(.14)	(.17)	(.20)	(.10)
Distributions from net realized gain on investment transactions	(.00	)(d)		(.02)	(.02)	– 0	–

Total dividends and distributions	(.07)		(.16)	(.19)	(.22)	(.10)

Net asset value, end of period	$ 10.48		$ 10.35	$ 10.81	$ 10.32	$ 10.10

Total Return
Total investment return based on net asset value(e)	1.98%		(2.78)%	6.64%	4.44%	1.97%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$161,624		$179,620	$85,781	$41,924	$12,310
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.50	%^	.50%	.50%	.50%	.50	%^
Expenses, before waivers/reimbursements	.60	%^	.61%	.65%	.88%	1.57	%^
Net investment income(b)	1.53	%^	1.39%	1.63%	1.85%	1.81	%^
Portfolio turnover rate	7%		15%	10%	26%	1%

See footnote summary on page 50.

48	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class 1
	Six Months Ended April 30, 2014 (unaudited)		Year Ended October 31,			January 26 2010(a) to October 31, 2010
			2013	2012	2011

Net asset value, beginning of period	$ 10.33		$ 10.78	$ 10.30	$ 10.08	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.07		.14	.16	.17	.11
Net realized and unrealized gain (loss) on investment transactions	.12		(.43)	.50	.27	.07

Net increase (decrease) in net asset value from operations	.19		(.29)	.66	.44	.18

Less: Dividends and Distributions
Dividends from net investment income	(.07)		(.14)	(.16)	(.20)	(.10)
Distributions from net realized gain on investment transactions	(.00	)(d)	(.02)	(.02)	(.02)	– 0	–

Total dividends and distributions	(.07)		(.16)	(.18)	(.22)	(.10)

Net asset value, end of period	$ 10.45		$ 10.33	$ 10.78	$ 10.30	$ 10.08

Total Return
Total investment return based on net asset value(e)	1.86%		(2.76)%	6.45%	4.40%	1.78%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$453,207		$419,573	$236,285	$111,857	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.60	%^	.60%	.60%	.60%	.60	%^
Expenses, before waivers/reimbursements	.66	%^	.67%	.74%	.92%	2.70	%^
Net investment income(b)	1.43	%^	1.30%	1.54%	1.66%	1.38	%^
Portfolio turnover rate	7%		15%	10%	26%	1%

See footnote summary on page 50.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	49

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class 2
	Six Months Ended April 30, 2014 (unaudited)		Year Ended October 31,			January 26 2010(a) to October 31, 2010
			2013	2012	2011

Net asset value, beginning of period	$ 10.33		$ 10.79	$ 10.31	$ 10.08	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.08		.15	.17	.17	.11
Net realized and unrealized gain (loss) on investment transactions	.13		(.44)	.50	.28	.07

Net increase (decrease) in net asset value from operations	.21		(.29)	.67	.45	.18

Less: Dividends and Distributions
Dividends from net investment income	(.08)		(.15)	(.17)	(.20)	(.10)
Distributions from net realized gain on investment transactions	(.00	)(d)	(.02)	(.02)	(.02)	– 0	–

Total dividends and distributions	(.08)		(.17)	(.19)	(.22)	(.10)

Net asset value, end of period	$ 10.46		$ 10.33	$ 10.79	$ 10.31	$ 10.08

Total Return
Total investment return based on net asset value(e)	2.01%		(2.75)%	6.54%	4.54%	1.85%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$181,305		$183,237	$92,507	$43,368	$10,044
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.50	%^	.50%	.50%	.50%	.50	%^
Expenses, before waivers/reimbursements	.56	%^	.57%	.64%	.85%	2.61	%^
Net investment income(b)	1.53	%^	1.39%	1.64%	1.77%	1.49	%^
Portfolio turnover rate	7%		15%	10%	26%	1%

(a)	Commencement of operations.

(b)	Net of fees waived and expenses reimbursed by the Adviser.

(c)	Based on average shares outstanding.

(d)	Amount is less than $.005.

(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

^	Annualized.

See notes to financial statements.

50	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Financial Highlights

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Michael G. Brooks(2), Vice President Robert (“Guy”) B. Davidson III(2) , Vice President Wayne D. Godlin(2), Vice President	Terrance T. Hults(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Strategy’s portfolio are made by the Adviser’s Municipal Bond Investment Team. Messrs. Michael G. Brooks, Robert “Guy” B. Davidson III, Wayne D. Godlin and Terrance T. Hults are the investment professionals with the most significant responsibility for the day-to-day management of the Strategy’s portfolio.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	51

Board of Directors

Information Regarding the Review and Approval of the Portfolio’s Investment Advisory Contract

The disinterested directors (the “directors”) of AllianceBernstein Bond Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Investment Advisory Contract (the “Advisory Agreement”) with the Adviser in respect of AllianceBernstein Municipal Bond Inflation Strategy (the “Portfolio”) at a meeting held on November 5-7, 2013.

Prior to approval of the continuance of the Advisory Agreement in respect of the Portfolio, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the AllianceBernstein Funds and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

52	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Portfolio by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2011 and 2012 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries that provide transfer agency and distribution services to the Portfolio. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors noted that the Adviser’s relationship with the Portfolio was not profitable to it in 2011. The directors were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio in 2012 was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Portfolio, including, but not limited to, benefits

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	53

relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Portfolio’s shares and transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser. The directors recognized that the Portfolio’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. At the November 2013 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Barclays Capital 1-10 Year Treasury Inflation Protected Securities (TIPS) Index (the “Index”), in each case for the 1- and 3-year periods ended July 31, 2013 and (in the case of comparisons with the Index) the period since inception (January 2010 inception). The directors noted that the Portfolio was in the 5th quintile of the Performance Group and the Performance Universe for the 1-year period, and in the 4th quintile of the Performance Group and the Performance Universe for the 3-year period. The Portfolio outperformed the Index in the 1-year period and lagged it in the 3-year period and the period since inception. The Adviser explained its view (which it had discussed with the directors previously) that, in the municipal market, securities with 15 years remaining to maturity generally provide most of the return of longer-term securities, including those with 30 years remaining to maturity, but with reduced volatility and better risk-adjusted returns. The Adviser stated its belief the trade-off in yield would be outweighed over time by the reduced volatility, and for that reason was emphasizing 15-year bonds in its municipal portfolios. Based on their review and their discussion with the Adviser of the reasons for the Portfolio’s performance, the directors retained confidence in the Adviser’s ability to manage the Portfolio’s assets.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

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The Adviser informed the directors that there were no institutional products managed by it that have a substantially similar investment style. The directors reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer, and noted that the Adviser charged institutional clients lower fees for advising comparably sized institutional accounts using strategies that differ from those of the Portfolio but which invest in fixed income securities.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year and reflected fee waivers and/or expense reimbursements as a result of an expense limitation agreement between the Adviser and the Portfolio. The directors noted that it was likely that the expense ratios of some of the other funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The directors noted that, at the Portfolio’s current size, its contractual effective advisory fee rate of 50 basis points was the same as the Expense Group median. The directors noted that the administrative expense reimbursement was 2 basis points in the Portfolio’s latest fiscal year, and as a result the rate of compensation received by the Adviser from the Portfolio pursuant to the Advisory Agreement was higher than the Expense Group median. The directors noted that the Portfolio’s total expense ratio, giving effect to an expense limitation agreement, was lower than the Expense Group median and higher than the Expense Universe median. The directors concluded that the Portfolio’s expense ratio was satisfactory.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	55

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2013 meetings. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s shareholders would benefit from a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

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THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Bond Fund, Inc. (the “Fund”) in respect of AllianceBernstein Municipal Bond Inflation Strategy (the “Strategy”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Strategy which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Strategy grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Strategy.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation

1	The Senior Officer’s fee evaluation was completed on October 24, 2013 and discussed with the Board of Directors on November 5-7, 2013.

2	Future references to the Fund or the Strategy do not include “AllianceBernstein.”

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	57

of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

INVESTMENT ADVISORY FEES, NET ASSETS, EXPENSE CAPS & RATIOS

The Adviser proposed that the Strategy pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in connection with the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4

Strategy	Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 09/30/13 ($MM)
Municipal Bond Inflation Strategy	High Income	0.50% on 1st $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	$896.5

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Strategy. During the Strategy’s fiscal year ended October 31, 2012, the Adviser received $81,271 (0.02% of the Strategy’s average daily net assets) for such services.

The Adviser agreed to waive that portion of its advisory fees and/or reimburse the Strategy for that portion of the Strategy’s total operating expenses to the degree necessary to limit the Strategy’s expense ratios to the amounts set forth below for the Strategy’s current fiscal year. The waiver is terminable by the

3	Jones v. Harris at 1427.

4	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

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Adviser upon at least 60 days’ notice prior to the Strategy’s prospectus update. In addition, set forth below are the Strategy’s gross expense ratios for the most recent semi-annual period:5

Strategy	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio[6]		Fiscal Year End
Municipal Bond Inflation Strategy	Advisor Class A Class C Class 1 Class 2	0.50 0.80 1.50 0.60 0.50	% % % % %	0.60 0.90 1.60 0.69 0.59	% % % % %	October 31 (ratio as of April 30, 2013)

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Strategy that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Strategy’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Strategy are more costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held and accordingly, servicing the Strategy’s investors is more time consuming and labor intensive compared to servicing institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if the Strategy is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage

5	Semi-annual total expense ratios are unaudited.

6	Annualized.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	59

both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Strategy.7 However, with respect to the Strategy, the Adviser represented that there is no category in the Form ADV for institutional products that have a substantially similar investment styles as the Strategy.

The Adviser represented that it does not sub-advise any registered investment companies that have a similar investment strategy as the Strategy.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Strategy with fees charged to other investment companies for similar services offered by other investment advisers.8 Lipper’s analysis included the comparison of the Strategy’s contractual management fee, estimated at the approximate current asset level of the Strategy, to the median of the Strategy’s Lipper Expense Group (“EG”)9 and the Strategy’s contractual management fee ranking.10

7

The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

8	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

9	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

10	The contractual management fee is calculated by Lipper using the Strategy’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Strategy, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Strategy had the lowest effective fee rate in the Lipper peer group.

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Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Strategy	Contractual Management Fee (%)	Lipper Expense Group Median (%)	Rank
Municipal Bond Inflation Strategy	0.500	0.500	7/15

Lipper also compared the Strategy’s total expense ratio to the medians of the Strategy’s EG and Lipper Expense Universe (“EU”). The EU11 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Strategy.

Strategy	Total Expense Ratio (%)[12]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Municipal Bond Inflation Strategy	0.806	0.857	5/15	0.750	29/43

Based on this analysis, the Strategy has a more favorable ranking on a total expense ratio basis than on a contractual management fee basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Strategy. The Senior Officer has retained an independent consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The profitability information for the Strategy, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the independent

11	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.
12	Most recently completed fiscal year Class A share total expense ratio.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	61

consultant. The Adviser’s profitability from providing investment advisory services to the Strategy increased during calendar year 2012, relative to 2011.

In addition to the Adviser’s direct profits from managing the Strategy, certain of the Adviser’s affiliates have business relationships with the Strategy and may earn a profit from providing other services to the Strategy. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Strategy and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent and distribution related services to the Strategy and receive transfer agent fees, front-end sales loads, Rule 12b-1 payments and contingent deferred sales charges (“CDSC”). During the Strategy’s most recently completed fiscal year, ABI received from the Portfolio $1,300, $692,650 and $44,319 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Strategy’s principal underwriter. ABI and the Adviser have disclosed in the Strategy’s prospectus that they may make revenue sharing payments from their own resources, in addition to revenues derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Strategy. In 2012, ABI paid approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19 million for distribution services and educational support (revenue sharing payments).

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Strategy, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Strategy’s most recently completed fiscal year, ABIS received $18,013 in fees from the Strategy.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this

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period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Directors an update of the Deli13 study on advisory fees and various fund characteristics.14 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.15 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of approximately $445 billion as of September 30, 2013, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Strategy.

13	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.
14	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.
15	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	63

The information below shows the 1 and 3 year performance return and rankings of the Strategy16 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)17 for the periods ended July 31, 2013.18

Strategy	Strategy Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Municipal Bond Inflation Strategy
1 year	-2.31	-1.90	-1.84	13/15	37/46
3 year	2.66	2.83	2.99	11/15	29/39

Set forth below are the 1, 3 year and since inception net performance returns of the Strategy (in bold)19 versus its benchmark.20 Strategy and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.21

	Periods Ending July 31, 2013 Annualized Performance
				Annualized
	1 Year (%)	3 Year (%)	Since Inception (%)	Volatility (%)	Sharpe (%)	Risk Period (Year)
Municipal Bond Inflation Strategy	-2.31	2.66	2.34	3.12	0.81	3
Barclays Capital 1-10yr TIPS Index	-3.26	3.60	3.68	3.71	0.93	3
Inception Date: January 26, 2010

16	The performance returns and rankings are for the Class A shares of the Strategy. The performance returns of the Strategy were provided Lipper.
17	The Strategy’s PG is identical to the Strategy’s EG. The Strategy’s PU is not identical to the Strategy’s EU as the criteria for including/excluding a Strategy in/from a PU are somewhat different from that of an EU.
18	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the Strategy even if the Strategy may have had a different investment classification/objective at different points in time.
19	The performance returns and risk measures shown in the table are for the Class A shares of the Strategy.
20	The Adviser provided Strategy and benchmark performance return information for the periods through July 31, 2013.
21	Strategy and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A strategy with a greater volatility would be viewed as more risky than a strategy with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A strategy with a higher Sharpe Ratio would be viewed as better performing than a strategy with a lower Sharpe Ratio.

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CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Strategy is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Strategy is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: December 5, 2013

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	65

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

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Select US Equity Portfolio

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Municipal Bond Inflation Strategy

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Fixed Income (continued)

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We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

66	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	67

NOTES

68	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

MBIS-0152-0414

SEMI-ANNUAL REPORT

AllianceBernstein

Real Asset Strategy

April 30, 2014

Semi-Annual Report

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

June 19, 2014

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Real Asset Strategy (the “Strategy”) for the semi-annual reporting period ended April 30, 2014.

Investment Objective and Policies

The Strategy’s investment objective is to maximize real return. Real return is the rate of return after adjusting for inflation. The Strategy pursues an aggressive investment strategy involving a variety of asset classes. The Strategy invests primarily in instruments that AllianceBernstein L.P. (the “Adviser”) expects to outperform broad equity indices during periods of rising inflation. Under normal circumstances, the Strategy expects to invest its assets principally in the following instruments that, in the judgment of the Adviser, are affected directly or indirectly by the level and change in rate of inflation: inflation-indexed fixed-income securities, such as Treasury Inflation-Protected Securities (“TIPS”) and similar bonds issued by governments outside of the United States, commodities, equity securities, such as commodity-related stocks, real estate securities, utility securities, infrastructure-related securities, securities and derivatives linked to the price of other assets (such as commodities, stock indices and real estate) and currencies. The Strategy expects its investments in fixed-income securities to have a broad range of maturities and quality levels.

The Strategy will seek inflation protection from investments around the globe, both in developed and emerging market countries. In selecting securities for purchase and sale, the Adviser will utilize its qualitative and quantitative resources to determine overall inflation sensitivity, asset allocation, and security selection. The Adviser assesses the securities’ risks and inflation sensitivity as well as the securities’ impact on the overall risks and inflation sensitivity of the Strategy. When its analysis indicates that changes are necessary, the Adviser intends to implement them through a combination of changes to underlying positions and the use of inflation swaps and other types of derivatives, such as interest rate swaps.

The Strategy anticipates that its investments, other than its investments in inflation-indexed securities, will focus roughly equally on commodity-related equity securities, commodities and commodity derivatives, and real estate equity securities to provide a balance between expected return and inflation protection. Its commodities investments will include significant exposure to energy commodities, but will also include agricultural products, and industrial and precious metals, such as gold. The Strategy’s investments in real estate equity securities will include Real Estate Investment Trusts (“REITs”), other real estate-related securities, and infrastructure-related securities.

The Strategy will invest in both U.S. and non-U.S. dollar-denominated equity or fixed-income securities. The Strategy may invest in currencies for hedging or for investment purposes, both in the spot market and through long or short positions in currency-related derivatives. The Strategy does

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	1

not ordinarily expect to hedge its foreign currency exposure because it will be balanced by investments in U.S. dollar-denominated securities, although it may hedge the exposure under certain circumstances.

The Strategy may invest significantly to the extent permitted by applicable law in derivatives, such as options, futures, forwards, swaps or structured notes. The Strategy intends to use leverage for investment purposes through the use of cash made available by derivatives transactions to make other investments in accordance with its investment policies. In determining when and to what extent to employ leverage or enter into derivatives transactions, the Adviser will consider factors such as the relative risks and returns expected of potential investments and the cost of such transactions. The Adviser will consider the impact of derivatives in making its assessments of the Strategy’s risks. The resulting exposures to markets, sectors, issuers or specific securities will be continuously monitored by the Adviser.

The Strategy may seek to gain exposure to physical commodities traded in the commodities markets through investments in a variety of derivative instruments, including investments in commodity index-linked notes. The Adviser expects that the Strategy will seek to gain exposure to commodities and commodity-related instruments and derivatives primarily through investments in AllianceBernstein Cayman Inflation Strategy, Ltd., a wholly-owned subsidiary of the Strategy organized under the laws of the Cayman Islands

(the “Subsidiary”). The Subsidiary is advised by the Adviser and has the same investment objective and substantially similar investment policies and restrictions as the Strategy except that the Subsidiary, unlike the Strategy, may invest, without limitation, in commodities and commodity-related instruments. The Strategy will be subject to the risks associated with the commodities, derivatives and other instruments in which the Subsidiary invests, to the extent of its investment in the Subsidiary. The Strategy limits its investment in the Subsidiary to no more than 25% of its net assets. Investment in the Subsidiary is expected to provide the Strategy with commodity exposure within the limitations of federal tax requirements that apply to the Strategy.

The Strategy is “non-diversified”, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

Investment Results

The table on page 8 shows the Strategy’s performance compared to its primary benchmark, the Morgan Stanley Capital International All Country (“MSCI AC”) World Commodity Producers Index (net) and the Real Asset Strategy Benchmark, composed of equal weightings of the MSCI AC World Commodity Producers Index, the Financial Times Stock Exchange (“FTSE”) European Public Real Estate Association/National Association of Real Estate Investment Trusts (“EPRA/NAREIT”) Global Index and the Dow Jones-UBS Commodity

2	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Index, for the six- and 12-month periods ended April 30, 2014. The inception date for Class Z shares was January 31, 2014; due to limited performance history, there is no discussion of comparison to the benchmark for this share class.

For the six-month period, all share classes of the Strategy underperformed the Real Asset Strategy Benchmark, yet outperformed the primary benchmark with the exception of Class C shares. For the 12-month period, all share classes outperformed the Real Asset Strategy Benchmark with the exception of Class C shares, while all share classes of the Strategy underperformed the primary benchmark.

The underperformance during the six-month period was primarily driven by security selection in real estate stocks and commodity futures, and marginally by asset class allocation in commodity equity and real estate equity. Security selection in commodity futures and “top-down” risk management added to performance. The outperformance during the 12-month period was primarily driven by security selection and asset class allocation in commodity, real estate equity and security selection in commodity futures. “Top-down” risk management and asset class allocation to commodity futures detracted from performance.

The Strategy utilized derivatives including interest rate swaps and total return swaps for investment purposes, and Treasury futures and currency forwards for hedging and investment purposes, which added to returns during both periods. Inflation swaps and purchased options were used for hedging purposes, which detracted from returns during both periods; for the 12-month period, written options for hedging purposes also detracted.

Market Review and Investment Strategy

For real assets, the six- and 12-month periods ended April 30, 2014 were checkered with periods of weakness in the backdrop of low inflation expectations and periods of rising risk aversion. Commodities and natural resource stocks generally showed broad-based weakness due to concerns around the pace and magnitude of rebalancing of the Chinese economy, coupled with concerns of oversupply in most commodity markets. However, the early part of 2014 witnessed unexpected sharp positive moves in commodity futures, driven largely by idiosyncratic events in each sector such as weather- and Ukraine-related spikes in energy and agriculture. Metals and bulks continued to show broad-based weakness, with the exception of nickel which showed strong performance owing to the Indonesian export ban.

During this period, the Real Asset Strategy Team (the “Team”) has maintained a U.S. REIT underweight, based on the possibility of an increase in interest rates and a disorderly reversal of Japanese retail flows as a downside risk. The Strategy is also underweight the Japanese yen, based on the Team’s view that the Bank of Japan will implement further easing in 2014 to maintain the positive momentum on Japanese inflation and inflation expectations.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	3

More recently, the Team has moved the Strategy to a slight overweight in industrial metals and bulks as a value play on China-related commodity price movements. Finally, the Strategy retains a position in inflation swaps whereby the Strategy benefits if U.S. inflation expectations rise in the short term and if actual inflation comes in greater than expected in the long term.

4	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged MSCI AC World Commodity Producers Index (net), the FTSE® EPRA/NAREIT Global Index and the Dow Jones-UBS Commodity Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Real Asset Strategy Benchmark is an equally-weighted blend of the MSCI AC World Commodity Producers Index, the FTSE EPRA/NAREIT Global Index and the Dow Jones-UBS Commodity Index. Effective October 1, 2011 the Real Estate component changed from the FTSE EPRA/NAREIT Developed Index to the FTSE EPRA/NAREIT Global Index. The MSCI AC World Commodity Producers Index is a free float-adjusted, market capitalization index designed to track the performance of global listed commodity producers, including emerging markets. Net returns include the reinvestment of dividends after deduction of non-U.S. withholding tax. The FTSE EPRA/NAREIT Global Index (market-value-weighted index based upon the last closing price of the month) represents the performance of tax-qualified REITs listed on the NYSE, AMEX and the NASDAQ. The Dow Jones-UBS Commodity Index measures price movements of the commodities included in the appropriate sub index. It does not account for effects of rolling futures contracts or costs associated with holding the physical commodity. Commodities sectors include: Energy, Grains, Industrial Metals, Petroleum, Precious Metals and Softs. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Strategy.

A Word About Risk

Market Risk: The value of the Strategy’s assets will fluctuate as the stock, commodity and bond markets fluctuate. The value of the Strategy’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Commodity Risk: Investing in commodities and commodity-linked derivative instruments, either directly or through the Subsidiary, may subject the Strategy to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

(Disclosures, Risks and Note about Historical Performance continued on next page)

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	5

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Strategy, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: To the extent the Strategy uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Strategy’s investments.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Strategy from selling out of these illiquid securities at an advantageous price. The Strategy invests in derivatives and securities involving substantial market and credit risk, which tend to involve greater liquidity risk.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Strategy’s investments or reduce its returns.

Subsidiary Risk: By investing in the Subsidiary, the Strategy is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Strategy and are subject to the same risks that apply to similar investments if held directly by the Strategy. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the 1940 Act. However, the Strategy wholly owns and controls the Subsidiary, and the Strategy and the Subsidiary are managed by the Adviser, making it unlikely the Subsidiary will take actions contrary to the interests of the Strategy or its shareholders.

Real Estate Risk: The Strategy’s investments in real estate securities have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in REITs may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in taxes.

Diversification Risk: The Strategy may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers and that adverse changes in the value of one security could have a more significant effect on the Strategy’s NAV.

Management Risk: The Strategy is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Strategy’s prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Strategy will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be

6	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Disclosures and Risks

(Disclosures, Risks and Note about Historical Performance continued on next page)

DISCLOSURES AND RISKS

(continued from previous page)

lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

Investors should consider the investment objectives, risks, charges and expenses of the Strategy carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com. For Class 1 shares, Click on “Private Clients”, then “Investments”, then “Stocks” or “Bonds”, then “Prospectuses, SAIs, and Shareholder Reports”. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Strategy have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Strategy’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum frontend sales charge for Class A shares; a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	7

Disclosures and Risks

HISTORICAL PERFORMANCE

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED APRIL 30, 2014 (unaudited)	NAV Returns
	6 Months		12 Months
AllianceBernstein Real Asset Strategy
Class 1*	5.33%		4.10%

Class 2*	5.40%		4.28%

Class A	5.36%		4.04%

Class C	5.00%		3.29%

Advisor Class†	5.42%		4.29%

Class R†	5.23%		3.82%

Class K†	5.35%		4.12%

Class I†	5.47%		4.34%

Class Z†	9.02%	‡	—

Primary Benchmark: MSCI AC World Commodity Producers Index (net)	5.00%		11.14%

Real Asset Strategy Benchmark	5.82%		3.48%

*    Class 1 shares are only available to private clients of Sanford C. Bernstein & Co., LLC. Class 2 shares are only available to the Adviser’s institutional clients or through other limited arrangements.

†     Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategy.

‡    Since inception on 1/31/2014.

See Disclosures, Risks and Note about Historical Performance on pages 5-7.

(Historical Performance continued on next page)

8	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2014 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class 1 Shares*
1 Year	4.10%	4.10%
Since Inception†	5.31%	5.31%

Class 2 Shares*
1 Year	4.28%	4.28%
Since Inception†	5.55%	5.55%

Class A Shares
1 Year	4.04%	-0.42%
Since Inception†	5.28%	4.20%

Class C Shares
1 Year	3.29%	2.29%
Since Inception†	4.53%	4.53%

Advisor Class Shares‡
1 Year	4.29%	4.29%
Since Inception†	5.56%	5.56%

Class R Shares‡
1 Year	3.82%	3.82%
Since Inception†	5.04%	5.04%

Class K Shares‡
1 Year	4.12%	4.12%
Since Inception†	5.32%	5.32%

Class I Shares‡
1 Year	4.34%	4.34%
Since Inception†	5.57%	5.57%

Class Z Shares‡
Since Inception†	9.02%	9.02%

The Strategy’s prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.16%, 1.93%, 1.34%, 2.04%, 1.04%, 1.65%, 1.33%, 0.97% and 0.93% for Class 1, Class 2, Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios (exclusive of interest expense) to 1.25%, 1.00%, 1.30%, 2.00%, 1.00%, 1.50%, 1.25%, 1.00%, and 1.00% for Class 1, Class 2, Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. These waivers/reimbursements may not be terminated before January 31, 2015 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower, with the exception of Class 1, Class I and Class 2 shares, as these share classes are currently operating below their respective contractual expense caps. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

*	Class 1 shares are only available to private clients of Sanford C. Bernstein & Co., LLC. Class 2 shares are only available to the Adviser’s institutional clients or through other limited arrangements. These share classes do not carry front end sales charges; therefore their respective NAV and SEC returns are the same.

†	Inception dates: 3/8/2010 for all share classes excluding Class Z shares; 1/31/2014 for Class Z shares.

‡	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategy. The inception dates for these share classes is listed above.

See Disclosures, Risks and Historical Performance on pages 5-7.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	9

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END MARCH 31, 2014 (unaudited)
SEC Returns (reflects applicable sales charges)

Class 1 Shares*
1 Year	0.54%
Since Inception†	4.63%

Class 2 Shares*
1 Year	0.79%
Since Inception†	4.89%

Class A Shares
1 Year	-3.78%
Since Inception†	3.51%

Class C Shares
1 Year	-1.14%
Since Inception†	3.87%

Advisor Class Shares‡
1 Year	0.76%
Since Inception†	4.90%

Class R Shares‡
1 Year	0.30%
Since Inception†	4.37%

Class K Shares‡
1 Year	0.58%
Since Inception†	4.65%

Class I Shares‡
1 Year	0.79%
Since Inception†	4.90%

Class Z Shares‡
Since Inception†	5.79%

*	Class 1 shares are only available to private clients of Sanford C. Bernstein & Co., LLC. Class 2 shares are only available to the Adviser’s institutional clients or through other limited arrangements.

†	Inception dates: 3/8/2010 for all share classes excluding Class Z shares; 1/31/2014 for Class Z shares.

‡	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategy. The inception dates for these share classes is listed above.

See Disclosures, Risks and Historical Performance on pages 5-7.

10	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2013	Ending Account Value April 30, 2014	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,053.60	$5.96	1.17%
Hypothetical**	$1,000	$1,018.99	$5.86	1.17%
Class C
Actual	$1,000	$1,050.00	$9.50	1.87%
Hypothetical**	$1,000	$1,015.52	$9.35	1.87%
Advisor Class
Actual	$1,000	$1,054.20	$4.43	0.87%
Hypothetical**	$1,000	$1,020.48	$4.36	0.87%
Class R
Actual	$1,000	$1,052.30	$6.97	1.37%
Hypothetical**	$1,000	$1,018.00	$6.85	1.37%
Class K
Actual	$1,000	$1,053.50	$5.70	1.12%
Hypothetical**	$1,000	$1,019.24	$5.61	1.12%

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	11

Expense Example

EXPENSE EXAMPLE

(unaudited)

(continued from previous page)

	Beginning Account Value November 1, 2013	Ending Account Value April 30, 2014	Expenses Paid During Period*		Annualized Expense Ratio*
Class I
Actual	$1,000	$1,054.70	$4.48		0.88%
Hypothetical**	$1,000	$1,020.43	$4.41		0.88%
Class 1
Actual	$1,000	$1,053.30	$5.75		1.13%
Hypothetical**	$1,000	$1,019.19	$5.66		1.13%
Class 2
Actual	$1,000	$1,054.00	$4.53		0.89%
Hypothetical**	$1,000	$1,020.38	$4.46		0.89%
Class Z
Actual	$1,000	$1,090.00	$2.16	***	0.84	%***
Hypothetical**	$1,000	$1,020.63	$4.21	***	0.84	%***
*	Expenses are equal to the Strategy’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

***	Actual Expense paid are based on the period from January 31, 2014 (commencement of distribution) and are equal to the Class’s annualized expense ratio, multiplied by 90/365 (to reflect the since inception period). Hypothetical expenses are equal to the Class’s annualized ratio, multiplied by the average account value of the period, multiplied by 181/365 (to reflect the one-half year period).

12	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Expense Example

PORTFOLIO SUMMARY

April 30, 2014 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $649.5

*	All data are as of April 30, 2014. The Strategy breakdown is expressed as an approximate percentage of the Strategy’s net assets inclusive of derivative exposure, based on the Advisor’s internal classification guidelines.

†	The Strategy’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Strategy also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	13

Portfolio Summary

TEN LARGEST EQUITY HOLDINGS*

April 30, 2014 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Exxon Mobil Corp.	24,682,756	3.8%
Royal Dutch Shell PLC	16,605,669	2.5
Chevron Corp.	15,271,014	2.3
Total SA	10,451,671	1.6
BP PLC	8,723,727	1.3
Rio Tinto PLC	8,264,051	1.3
BHP Billiton Ltd.	7,734,093	1.2
BG Group PLC	7,646,739	1.2
Simon Property Group, Inc.	6,942,895	1.1
Vale SA	6,238,963	1.0
	$112,561,578	17.3%

*	Long-term investments.

14	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Ten Largest Equity Holdings

CONSOLIDATED PORTFOLIO OF INVESTMENTS

April 30, 2014 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 62.7%
Energy – 23.3%
Coal & Consumable Fuels – 0.2%
Cameco Corp.	10,902	$232,055
China Coal Energy Co., Ltd. – Class H	115,680	62,379
China Shenhua Energy Co., Ltd. – Class H	93,800	254,128
CONSOL Energy, Inc.	6,321	281,348
Peabody Energy Corp.	7,443	141,492

		971,402

Integrated Oil & Gas – 15.8%
BG Group PLC	378,003	7,646,739
BP PLC	1,033,236	8,723,727
Chevron Corp.	121,662	15,271,014
ENI SpA	146,617	3,797,280
Exxon Mobil Corp.	241,019	24,682,756
Gazprom OAO (Sponsored ADR)	521,583	3,765,829
Hess Corp.	15,390	1,372,172
PetroChina Co., Ltd. – Class H	2,610,000	3,004,645
Petroleo Brasileiro SA (ADR)	215,810	2,995,443
Petroleo Brasileiro SA (Sponsored ADR)	111,410	1,648,868
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	206,136	8,154,280
Royal Dutch Shell PLC – Class A	106,749	4,220,236
Royal Dutch Shell PLC – Class B	99,648	4,231,153
Statoil ASA	33,860	1,032,236
Suncor Energy, Inc. (Toronto)	41,049	1,583,460
Total SA	146,087	10,451,671

		102,581,509

Oil & Gas Drilling – 0.2%
Nabors Industries Ltd.	33,030	842,926
Odfjell Drilling Ltd.	83,240	469,959

		1,312,885

Oil & Gas Equipment & Services – 0.7%
Aker Solutions ASA	73,390	1,175,892
Halliburton Co.	16,510	1,041,286
Helix Energy Solutions Group, Inc.(a)	25,260	607,250
Schlumberger Ltd.	15,750	1,599,412

		4,423,840

Oil & Gas Exploration & Production – 6.2%
Anadarko Petroleum Corp.	40,145	3,975,158
Apache Corp.	11,018	956,362
Cabot Oil & Gas Corp.	11,641	457,259
Canadian Natural Resources Ltd.	99,726	4,063,467
Chesapeake Energy Corp.	14,679	422,021
Cimarex Energy Co.	12,880	1,534,266
CNOOC Ltd.	492,200	809,724
Concho Resources, Inc.(a)	2,900	378,305
ConocoPhillips	48,146	3,577,729
Crescent Point Energy Corp.	10,852	441,486

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	15

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Det Norske Oljeselskap ASA(a)	84,760	$926,908
Devon Energy Corp.	10,638	744,660
EnCana Corp.	20,411	472,821
EOG Resources, Inc.	35,204	3,449,992
EQT Corp.	4,159	453,289
Inpex Corp.	119,900	1,748,550
Lundin Petroleum AB(a)	44,040	945,373
Marathon Oil Corp.	19,216	694,658
MEG Energy Corp.(a)	24,740	890,690
Murphy Oil Corp.	20,795	1,319,027
Noble Energy, Inc.	26,952	1,934,614
Occidental Petroleum Corp.	59,291	5,677,114
Pioneer Natural Resources Co.	3,831	740,417
Range Resources Corp.	4,514	408,291
Rosetta Resources, Inc.(a)	14,440	683,590
Santos Ltd.	27,109	347,574
Southwestern Energy Co.(a)	9,708	464,819
Talisman Energy, Inc.	28,550	295,125
Tullow Oil PLC	25,158	374,233
Whiting Petroleum Corp.(a)	8,860	653,159
Woodside Petroleum Ltd.	18,429	700,507

		40,541,188

Oil & Gas Refining & Marketing – 0.2%
Valero Energy Corp.	26,810	1,532,728

		151,363,552

Materials – 11.0%
Aluminum – 0.1%
Alcoa, Inc.	40,512	545,696
Alumina Ltd.(a)	93,155	117,016
Norsk Hydro ASA	50,829	272,606

		935,318

Commodity Chemicals – 0.2%
Denki Kagaku Kogyo KK	143,000	474,265
LyondellBasell Industries NV – Class A	10,740	993,450

		1,467,715

Construction Materials – 0.1%
Anhui Conch Cement Co., Ltd. – Class H	170,000	632,533

Diversified Chemicals – 0.3%
Arkema SA	7,800	871,199
Huntsman Corp.	50,490	1,264,774

		2,135,973

Diversified Metals & Mining – 5.0%
Anglo American PLC	52,911	1,414,475
Aurubis AG	9,270	495,245
BHP Billiton Ltd.	219,615	7,734,093
BHP Billiton PLC	80,158	2,602,279
Freeport-McMoRan Copper & Gold, Inc.	95,927	3,297,011
Glencore Xstrata PLC	955,423	5,155,237

16	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

KGHM Polska Miedz SA	17,720	$641,604
MMC Norilsk Nickel OJSC (ADR)	97,940	1,765,858
Rio Tinto Ltd.	16,462	949,350
Rio Tinto PLC	152,003	8,264,051

		32,319,203

Fertilizers & Agricultural Chemicals – 1.2%
Agrium, Inc. (Toronto)	3,832	368,044
CF Industries Holdings, Inc.	1,523	373,394
Monsanto Co.	36,087	3,994,831
Mosaic Co. (The)	7,893	394,966
Potash Corp. of Saskatchewan, Inc.	39,371	1,423,182
Syngenta AG	2,473	979,287

		7,533,704

Forest Products – 0.0%
Duratex SA	8,030	34,753

Gold – 1.0%
AngloGold Ashanti Ltd.(a)	10,079	182,199
Barrick Gold Corp.	58,806	1,026,375
Franco-Nevada Corp.	4,054	195,404
Goldcorp, Inc.	119,539	2,952,348
Kinross Gold Corp.	31,365	127,343
Koza Altin Isletmeleri AS	66,520	667,046
New Gold, Inc.(a)	36,540	184,692
Newcrest Mining Ltd.(a)	21,066	205,461
Newmont Mining Corp.	13,435	333,591
Randgold Resources Ltd.	2,426	195,009
Real Gold Mining Ltd.(a)(b)(c)	124,500	2
Yamana Gold, Inc.	20,461	153,264

		6,222,734

Paper Products – 0.4%
Fibria Celulose SA(a)	6,600	65,711
International Paper Co.	11,200	522,480
Mondi PLC	57,610	957,703
OJI Holdings Corp.	22,000	92,433
Sappi Ltd.(a)	192,690	610,814
Stora Enso Oyj – Class R	14,608	149,171
UPM-Kymmene Oyj	14,047	246,016

		2,644,328

Precious Metals & Minerals – 0.2%
Anglo American Platinum Ltd.(a)	1,846	87,898
Dominion Diamond Corp.(a)	29,500	371,405
Impala Platinum Holdings Ltd.	14,468	163,102
Industrias Penoles SAB de CV	3,695	86,026
North American Palladium Ltd.(a)	1,188,170	344,569
Silver Wheaton Corp.	9,743	216,096

		1,269,096

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	17

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Specialty Chemicals – 0.4%
Johnson Matthey PLC	13,420	$742,394
Koninklijke DSM NV	22,388	1,607,632

		2,350,026

Steel – 2.1%
ArcelorMittal (Euronext Amsterdam)	37,806	614,772
BlueScope Steel Ltd.(a)	123,636	747,477
China Steel Corp. (Sponsored GDR)(d)	21,960	376,175
Fortescue Metals Group Ltd.	58,438	276,408
Gerdau SA	32,600	195,476
Hyundai Steel Co.	2,635	172,657
JFE Holdings, Inc.	72,672	1,343,070
Nippon Steel & Sumitomo Metal Corp.	284,495	746,412
Nucor Corp.	12,051	623,639
POSCO	2,427	717,004
Ternium SA (Sponsored ADR)	23,090	661,759
ThyssenKrupp AG(a)	17,163	489,869
Vale SA	49,453	652,054
Vale SA (Preference Shares)	72,033	853,509
Vale SA (Sponsored ADR) (Local Preference Shares)	398,770	4,733,400
Voestalpine AG	16,713	763,440

		13,967,121

		71,512,504

Equity: Other – 10.8%
Diversified/Specialty – 9.3%
Activia Properties, Inc.	71	596,164
Aedifica SA	724	50,473
Alam Sutera Realty Tbk PT	937,400	43,200
Alexandria Real Estate Equities, Inc.	1,888	139,372
Amata Corp. PCL	41,100	19,940
Armada Hoffler Properties, Inc.	52,671	509,855
Artis Real Estate Investment Trust	3,332	48,549
Australand Property Group	96,320	383,879
Axis Real Estate Investment Trust	30,700	32,905
Ayala Land, Inc.	1,079,760	731,722
Azrieli Group	2,984	101,011
Beni Stabili SpA	67,675	60,497
BioMed Realty Trust, Inc.	5,092	106,423
British Land Co. PLC	233,601	2,729,146
Bumi Serpong Damai PT	556,600	75,403
BUWOG AG(a)	3,810	69,958
Buzzi Unicem SpA	31,570	560,062
CA Immobilien Anlagen AG(a)	64,831	1,235,825
Canadian Real Estate Investment Trust	1,790	73,785
Capital Property Fund	395,727	398,991
CapitaLand Ltd.	207,400	530,794
Central Pattana PCL	107,951	150,951
Cheung Kong Holdings Ltd.	73,000	1,244,759
Ciputra Development Tbk PT	844,500	74,346

18	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

City Developments Ltd.	47,900	$415,006
Cofinimmo	1,385	169,716
Conwert Immobilien Invest SE	5,032	72,464
Country Garden Holdings Co., Ltd.	2,452,000	983,147
CTT-Correios de Portugal SA(a)	61,420	675,829
Dexus Property Group	479,401	507,170
Digital Realty Trust, Inc.	15,820	844,788
Duke Realty Corp.	8,611	150,865
Dundee Real Estate Investment Trust – Class A	27,551	725,946
Eastern & Oriental Bhd	56,200	40,866
Eurobank Properties Real Estate Investment Co.	1,962	22,701
Even Construtora e Incorporadora SA	145,300	467,879
Evergrande Real Estate Group Ltd.	452,250	202,019
Fibra Uno Administracion SA de CV	318,002	1,042,526
Fonciere Des Regions(a)	2,769	281,260
Franshion Properties China Ltd.	290,850	90,968
Frasers Centrepoint Ltd.	259,000	349,031
Gecina SA	1,511	203,384
Globe Trade Centre SA(a)	18,664	46,693
GPT Group	129,608	472,982
Gramercy Property Trust, Inc.	180,770	943,619
Granite Real Estate Investment Trust (Toronto)	1,250	48,150
Granite Real Estate Investment Trust (New York)	32,306	1,241,520
Greentown China Holdings Ltd.	58,400	58,817
Growthpoint Properties Ltd.	309,121	714,584
Guangzhou R&F Properties Co., Ltd. – Class H	78,300	102,175
H&R Real Estate Investment Trust	7,093	149,360
Hang Lung Properties Ltd.	181,000	542,201
Hemfosa Fastigheter AB(a)	37,900	623,681
Henderson Land Development Co., Ltd.	131,210	787,698
Hui Xian Real Estate Investment Trust	161,150	86,320
Hulic Co., Ltd.	24,750	298,525
ICADE	9,237	942,435
IGB Corp. Bhd	69,400	58,869
IMMOFINANZ AG(a)	76,215	282,529
Japan Hotel REIT Investment Corp.	1,607	739,203
Kennedy Wilson Europe Real Estate PLC(a)	70,200	1,208,961
Kennedy-Wilson Holdings, Inc.	55,380	1,209,499
Keppel Land Ltd.	58,000	160,454
Kiwi Income Property Trust	83,950	83,249
KLCC Property Holdings Bhd	36,300	73,969
Klovern AB	122,777	675,191
Kungsleden AB	11,176	91,286
Land Securities Group PLC	183,327	3,293,317
Lend Lease Group	132,930	1,606,591
Lippo Karawaci Tbk PT	1,523,600	141,310

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	19

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Londonmetric Property PLC	48,124	$112,400
Longfor Properties Co., Ltd.	106,700	138,074
LPN Development PCL	504,400	271,216
Mah Sing Group Bhd	70,200	48,650
Malaysian Resources Corp. Bhd	64,900	31,235
Mapletree Greater China Commercial Trust(d)	145,000	97,904
Megaworld Corp.	817,900	85,635
Mexico Real Estate Management SA de CV(a)	48,256	92,250
Mitchells & Butlers PLC(a)	82,890	617,572
Mitsubishi Estate Co., Ltd.	156,600	3,553,316
Mitsui Fudosan Co., Ltd.	134,400	3,978,472
New World Development Co., Ltd.	888,200	920,082
Orco Property Group(a)	3,382	2,919
Pakuwon Jati Tbk PT	995,900	30,373
Poly Property Group Co., Ltd.	144,800	62,870
Pruksa Real Estate PCL	53,500	37,033
Quality Houses PCL	195,900	19,735
Redefine Properties Ltd.	241,330	228,134
Regal Entertainment Group – Class A	66,040	1,241,552
Resilient Property Income Fund Ltd.	18,626	102,030
SA Corporate Real Estate Fund Nominees Pty Ltd.	144,500	56,726
Shanghai Lujiazui Finance & Trade Zone Development Co., Ltd. – Class B	40,600	62,199
Sino Land Co., Ltd.	246,000	368,874
SP Setia Bhd	66,500	61,464
Spirit Realty Capital, Inc.	9,407	101,313
Sponda Oyj	19,771	101,950
Sumitomo Realty & Development Co., Ltd.	70,700	2,743,115
Summarecon Agung Tbk PT	860,300	82,922
Sun Hung Kai Properties Ltd.	226,506	2,865,379
Suntec Real Estate Investment Trust	169,000	231,641
Supalai PCL	847,700	510,820
Swire Properties Ltd.	440,100	1,331,076
Taiheiyo Cement Corp.	78,000	273,615
Tokyu Fudosan Holdings Corp.	47,400	344,596
Unite Group PLC (The)	15,930	113,754
United Urban Investment Corp.	196	295,812
UOL Group Ltd.	216,734	1,112,765
Vornado Realty Trust	8,176	838,858
Vukile Property Fund Ltd.	40,883	65,169
Wallenstam AB – Class B	8,184	134,339
WHA Corp. PCL	19,500	20,187
Wharf Holdings Ltd.	332,000	2,337,122
Wihlborgs Fastigheter AB	5,409	104,285
WP Carey, Inc.	2,225	136,793
Yuexiu Property Co., Ltd.	377,000	73,181

		59,936,170

Health Care – 1.4%
Chartwell Retirement Residences	61,530	585,519
First Real Estate Investment Trust	37,400	34,671

20	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

HCP, Inc.	30,060	$1,258,311
Health Care REIT, Inc.	17,858	1,126,661
LTC Properties, Inc.	36,140	1,396,088
Medical Properties Trust, Inc.	115,110	1,553,985
Omega Healthcare Investors, Inc.	53,223	1,851,097
Senior Housing Properties Trust	4,980	116,881
Ventas, Inc.	18,987	1,254,661

		9,177,874

Triple Net – 0.1%
National Retail Properties, Inc.	14,464	493,657
Realty Income Corp.	5,501	239,018

		732,675

		69,846,719

Retail – 6.3%
Regional Mall – 2.3%
BR Malls Participacoes SA	69,440	597,625
CapitaMall Trust	213,000	339,530
CFS Retail Property Trust Group	551,810	1,033,103
General Growth Properties, Inc.	67,833	1,558,124
Glimcher Realty Trust	63,140	643,397
Macerich Co. (The)	3,719	241,400
Multiplan Empreendimentos Imobiliarios SA	20,880	461,472
Pennsylvania Real Estate Investment Trust	34,790	575,774
Simon Property Group, Inc.	40,086	6,942,895
Taubman Centers, Inc.	1,684	122,663
Westfield Group	269,709	2,752,181

		15,268,164

Shopping Center/Other Retail – 4.0%
Aeon Mall Co., Ltd.	31,700	755,786
Aliansce Shopping Centers SA	6,400	52,813
American Realty Capital Properties, Inc.	19,917	260,714
Atrium European Real Estate Ltd.(a)	13,358	76,909
Calloway Real Estate Investment Trust	2,690	65,725
Capital & Counties Properties PLC	53,993	304,568
CapitaMalls Asia Ltd.	112,000	197,352
CapitaMalls Malaysia Trust	81,500	37,686
Citycon OYJ	18,849	70,725
Corio NV	5,493	257,389
DDR Corp.	68,866	1,182,430
Deutsche Euroshop AG	3,769	181,713
Federal Realty Investment Trust	5,339	627,546
Frontier Real Estate Investment Corp.	40	207,546
Fukuoka REIT Co.	175	281,623
Hammerson PLC	58,308	562,736
Harvey Norman Holdings Ltd.	207,800	635,961
Hyprop Investments Ltd.	60,680	453,521
IGB Real Estate Investment Trust	130,200	46,251
Immobiliare Grande Distribuzione	11,073	20,554
Intu Properties PLC	55,778	275,554
Japan Retail Fund Investment Corp.	644	1,295,284

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	21

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Kimco Realty Corp.	22,108	$506,715
Kite Realty Group Trust	112,206	695,677
Klepierre	39,329	1,804,450
Link REIT (The)	222,423	1,107,385
Pavilion Real Estate Investment Trust	69,700	29,028
Ramco-Gershenson Properties Trust	83,193	1,371,021
Regency Centers Corp.	11,650	610,810
Retail Opportunity Investments Corp.	88,920	1,390,709
RioCan Real Estate Investment Trust	17,818	442,666
Shaftesbury PLC	20,816	232,742
SM Prime Holdings, Inc.	586,900	215,453
Tanger Factory Outlet Centers, Inc.	2,487	88,736
Unibail-Rodamco SE	16,507	4,460,923
Vastned Retail NV	21,495	1,106,061
Weingarten Realty Investors	34,468	1,075,402
Westfield Retail Trust	948,404	2,817,688

		25,805,852

		41,074,016

Residential – 4.7%
Multi-Family – 4.0%
Advance Residence Investment Corp.	105	237,567
Apartment Investment & Management Co. – Class A	3,852	118,757
Associated Estates Realty Corp.	78,220	1,312,532
AvalonBay Communities, Inc.	3,431	468,503
Boardwalk Real Estate Investment Trust	1,051	59,241
Brookfield Residential Properties, Inc.(a)	30,487	597,850
Camden Property Trust	2,244	153,692
Canadian Apartment Properties REIT	2,927	56,161
China Overseas Land & Investment Ltd.	1,112,140	2,734,856
China Resources Land Ltd.	147,380	303,793
China Vanke Co., Ltd. – Class B	937,774	1,568,221
CIFI Holdings Group Co., Ltd.	2,766,000	528,926
Comforia Residential REIT, Inc.	93	657,304
Corp. GEO SAB de CV Series B(a)(b)(c)	23,600	367
Cyrela Brazil Realty SA Empreendimentos e Participacoes	22,300	135,215
Desarrolladora Homex SAB de CV(a)(b)(c)	14,600	2,396
Deutsche Annington Immobilien SE(a)	5,130	148,036
Deutsche Wohnen AG	13,901	298,418
Deutsche Wohnen AG – New(a)	9,644	202,032
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	154,937	203,450
Equity Residential	24,234	1,440,469
Essex Property Trust, Inc.	12,771	2,212,703
Ez Tec Empreendimentos e Participacoes SA	3,950	48,486
Gafisa SA	34,800	56,654
GAGFAH SA(a)	10,510	166,228
Grainger PLC	33,846	122,136
Home Properties, Inc.	1,503	92,585
Irish Residential Properties REIT PLC(a)	277,500	396,539

22	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Japan Rental Housing Investments, Inc.	595	$368,102
Kenedix Residential Investment Corp.	176	386,288
KWG Property Holding Ltd.	2,216,000	1,232,303
Land and Houses PCL	239,600	73,523
LEG Immobilien AG	21,039	1,403,920
Mid-America Apartment Communities, Inc.	25,019	1,742,573
Mirvac Group	300,141	489,785
MRV Engenharia e Participacoes SA	24,650	78,049
PDG Realty SA Empreendimentos e Participacoes(a)	107,200	65,866
Rossi Residencial SA(a)	507,844	364,413
Sekisui Chemical Co., Ltd.	25,000	253,355
Shimao Property Holdings Ltd.	139,500	275,893
Sino-Ocean Land Holdings Ltd.	291,580	153,399
Stockland	722,754	2,620,079
Sunac China Holdings Ltd.	125,600	63,950
Taylor Wimpey PLC	289,190	514,308
UDR, Inc.	31,577	816,581
UEM Sunrise Bhd	121,250	85,612
Urbi Desarrollos Urbanos SAB de CV(a)(b)(c)	120,400	48
Wing Tai Holdings Ltd.	380,000	607,779

		25,918,943

Self Storage – 0.7%
Extra Space Storage, Inc.	39,014	2,041,603
Public Storage	10,979	1,926,924
Safestore Holdings PLC	166,690	648,014

		4,616,541

Student Housing – 0.0%
American Campus Communities, Inc.	2,769	105,776

		30,641,260

Office – 3.8%
Office – 3.8%
Allied Properties Real Estate Investment Trust	26,619	830,835
Allreal Holding AG(a)	790	111,406
Ascendas India Trust	53,800	32,858
Befimmo SA	1,376	100,222
Boston Properties, Inc.	7,590	889,093
CapitaCommercial Trust	880,000	1,126,177
Castellum AB	13,422	228,882
Columbia Property Trust, Inc.	52,550	1,489,267
Cominar Real Estate Investment Trust	52,639	912,496
Cousins Properties, Inc.	130,365	1,516,145
Derwent London PLC	7,533	346,537
Douglas Emmett, Inc.	16,697	460,837
Fabege AB	61,271	860,729
Great Portland Estates PLC	28,343	300,516
Highwoods Properties, Inc.	2,384	96,194
Hongkong Land Holdings Ltd.	228,000	1,597,942
Hufvudstaden AB – Class A	9,073	133,016
Investa Office Fund	269,870	840,178

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	23

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Japan Excellent, Inc.	471	$625,487
Japan Prime Realty Investment Corp.	66	232,251
Japan Real Estate Investment Corp.	273	1,447,319
Kenedix Office Investment Corp. – Class A	118	589,465
Kilroy Realty Corp.	10,527	627,093
Liberty Property Trust	20,086	753,225
Mack-Cali Realty Corp.	13,330	271,532
Nippon Building Fund, Inc.	107	593,258
Norwegian Property ASA(a)	42,749	54,297
NTT Urban Development Corp.	68,700	604,249
Orix JREIT, Inc.	480	610,620
Parkway Properties, Inc./MD	74,780	1,410,351
PSP Swiss Property AG(a)	3,255	312,855
SL Green Realty Corp.	23,288	2,438,486
Swiss Prime Site AG(a)	4,526	380,461
Technopolis Oyj	7,815	47,573
Tokyo Tatemono Co., Ltd.	97,000	773,555
Workspace Group PLC	74,220	719,297

		24,364,704

Lodging – 1.3%
Lodging – 1.3%
Ashford Hospitality Prime, Inc.	83,274	1,277,423
Ashford Hospitality Trust, Inc.	119,846	1,229,620
Chatham Lodging Trust	31,000	630,230
DiamondRock Hospitality Co.	120,540	1,479,026
FelCor Lodging Trust, Inc.	99,940	922,446
Hersha Hospitality Trust	233,090	1,354,253
Hospitality Properties Trust	3,961	119,028
Host Hotels & Resorts, Inc.	42,920	920,634
LaSalle Hotel Properties	2,753	91,069
Pebblebrook Hotel Trust	16,940	583,414
RLJ Lodging Trust	3,250	86,677

		8,693,820

Industrials – 1.2%
Industrial Warehouse Distribution – 1.0%
Ascendas Real Estate Investment Trust	162,000	296,519
Global Logistic Properties Ltd.	250,000	569,772
Hansteen Holdings PLC	243,650	423,309
Japan Logistics Fund, Inc.	184	415,262
Mapletree Logistics Trust	941,000	826,455
Nippon Prologis REIT, Inc.	280	592,978
ProLogis, Inc.	31,937	1,297,600
Segro PLC	61,115	361,710
STAG Industrial, Inc.	57,440	1,351,563
Warehouses De Pauw SCA	896	69,146

		6,204,314

24	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Mixed Office Industrial – 0.2%
BR Properties SA	15,840	$126,521
Goodman Group	312,487	1,451,486

		1,578,007

		7,782,321

Food Beverage & Tobacco – 0.2%
Agricultural Products – 0.2%
Archer-Daniels-Midland Co.	17,478	764,313
Bunge Ltd.	3,912	311,591
IOI Corp. Bhd	77,900	119,200
Kuala Lumpur Kepong Bhd	12,900	95,599
Wilmar International Ltd.	51,041	138,720

		1,429,423

Mortgage – 0.1%
Mortgage – 0.1%
Altisource Residential Corp.	17,517	492,578

Total Common Stocks (cost $374,722,377)		407,200,897

	Principal Amount (000)
INFLATION-LINKED SECURITIES – 23.0%
United States – 23.0%
U.S. Treasury Inflation Index 0.125%, 4/15/16 (TIPS)(e)	$89,822	92,390,392
0.625%, 7/15/21 (TIPS)	3,658	3,796,599
1.875%, 7/15/15 (TIPS)(e)	50,956	53,332,746

Total Inflation-Linked Securities (cost $149,391,660)		149,519,737

	Shares
INVESTMENT COMPANIES – 0.3%
Funds and Investment Trusts – 0.3%
CPN Retail Growth Leasehold Property Fund	97,750	46,587
iShares US Real Estate ETF	27,630	1,925,258

Total Investment Companies (cost $1,818,331)		1,971,845

WARRANTS – 0.3%
Equity: Other – 0.3%
Diversified/Specialty – 0.3%
Aldar Properties PJSC, Deutsche Bank AG London, expiring 5/15/17(a)	251,380	275,136
Emaar Properties PJSC, Merrill Lynch Intl & Co., expiring 10/01/15(a)	520,000	1,543,195

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	25

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Sun Hung Kai Properties Ltd., expiring 4/22/16(a)	18,876	$12,903

		1,831,234

Energy – 0.0%
Coal & Consumable Fuels – 0.0%
Coal India Ltd., Merrill Lynch Intl & Co., expiring 11/02/15(a)	13,520	65,392

Residential – 0.0%
Multi-Family – 0.0%
Land and Houses PCL, expiring 4/29/17(a)	47,920	9,478

Total Warrants (cost $989,107)		1,906,104

	Contracts
OPTIONS PURCHASED – PUTS – 0.0%
Options on Funds and Investment Trusts – 0.0%
iShares US Real Estate ETF Expiration: Jan 2015, Exercise Price: $ 59.00 (a)(f)	743	66,870
iShares US Real Estate ETF Expiration: Jan 2015, Exercise Price: $ 57.00 (a)(f)	1,452	97,284

Total Options Purchased – Puts (premiums paid $863,482)		164,154

	Shares
RIGHTS – 0.0%
Equity: Other – 0.0%
Diversified/Specialty – 0.0%
Resilient Property Income Fund Ltd., expiring 5/16/14(a) (cost $0)	1,221	563

SHORT-TERM INVESTMENTS – 12.7%
Investment Companies – 12.7%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.07%(g) (cost $82,215,892)	82,215,892	82,215,892

Total Investments – 99.0% (cost $610,000,849)		642,979,192
Other assets less liabilities – 1.0%		6,475,801

Net Assets – 100.0%		$649,454,993

26	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Consolidated Portfolio of Investments

FUTURES (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at April 30, 2014	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Canola Futures	346	July 2014	$3,027,003	$3,014,103	$(12,900)
Cocoa Futures	16	September 2014	469,171	478,240	9,069
Coffee ‘C’ Futures	23	July 2014	1,728,091	1,775,456	47,365
Copper London Metal Exchange Futures	12	May 2014	1,947,626	1,998,750	51,124
Corn Futures	26	July 2014	652,677	674,700	22,023
Live Cattle Futures	102	June 2014	5,313,939	5,597,760	283,821
Nickel London Metal Exchange Futures	36	May 2014	3,407,477	3,955,824	548,347
Platinum Futures	55	July 2014	4,053,999	3,926,725	(127,274)
Soybean Futures	36	November 2014	2,093,118	2,244,150	151,032
WTI Crude Futures	23	May 2015	2,111,647	2,092,540	(19,107)
Zinc London Metal Exchange Futures	63	May 2014	3,120,211	3,216,150	95,939

Sold Contracts
Brent Crude Oil Futures	23	May 2015	2,362,338	2,351,060	11,278
Cattle Feeder Futures	38	May 2014	3,299,735	3,442,800	(143,065)
Cotton No. 2 Futures	23	July 2014	1,053,097	1,084,335	(31,238)
Gold 100 OZ Futures	31	June 2014	4,125,093	4,017,290	107,803
Lead London Metal Exchange Futures	19	June 2014	965,159	997,381	(32,222)
Nickel London Metal Exchange Futures	18	May 2014	1,713,381	1,977,912	(264,531)
PRI Aluminum London Metal Exchange Futures	148	May 2014	6,440,457	6,536,975	(96,518)
Rapeseed Euro Futures	103	July 2014	2,639,937	2,595,366	44,571
Robusta Coffee Futures	57	July 2014	1,230,047	1,235,760	(5,713)
Soybean Meal Futures	31	July 2014	1,455,659	1,530,470	(74,811)
Sugar 11 Futures	90	June 2014	1,817,139	1,786,176	30,963
Wheat Futures (CBT)	17	July 2014	576,887	613,275	(36,388)

					$559,568

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	USD	1,837	CAD	2,022	6/18/14	$5,782
Barclays Bank PLC	USD	868	IDR	10,096,953	6/18/14	1,917
Barclays Bank PLC	USD	1,595	JPY	161,926	6/18/14	(10,336)
Barclays Bank PLC	USD	791	MYR	2,611	6/18/14	6,976
BNP Paribas SA	BRL	9,733	USD	4,046	6/03/14	(279,352)
BNP Paribas SA	GBP	1,217	USD	2,035	6/18/14	(18,919)
BNP Paribas SA	JPY	2,983,822	USD	28,963	6/18/14	(231,110)
BNP Paribas SA	USD	2,294	AUD	2,562	6/18/14	78,673
Deutsche Bank AG	USD	1,949	CHF	1,709	6/18/14	(6,726)
Morgan Stanley & Co., Inc.	NOK	8,201	USD	1,374	6/18/14	(2,750)

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	27

Consolidated Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Royal Bank of Canada	USD	7,317	CAD	8,127	6/18/14	$89,646
Royal Bank of Scotland PLC	GBP	1,488	USD	2,466	6/18/14	(45,542)
Royal Bank of Scotland PLC	USD	16,519	CNY	101,797	6/18/14	(46,610)
Royal Bank of Scotland PLC	USD	870	KRW	931,615	6/18/14	30,445
Standard Chartered Bank	AUD	2,562	USD	2,323	6/18/14	(49,385)
Standard Chartered Bank	USD	2,350	CNY	14,507	6/18/14	(2,067)
Standard Chartered Bank	USD	991	HKD	7,691	6/18/14	977
Standard Chartered Bank	USD	816	INR	50,591	6/18/14	17,527
Standard Chartered Bank	USD	1,722	SGD	2,180	6/18/14	16,728
Standard Chartered Bank	USD	1,428	ZAR	15,628	6/18/14	46,713
State Street Bank & Trust Co.	AUD	2,568	USD	2,389	6/18/14	10,514
State Street Bank & Trust Co.	EUR	7,673	USD	10,629	6/18/14	(15,279)
State Street Bank & Trust Co.	THB	27,621	USD	850	6/18/14	(1,687)
State Street Bank & Trust Co.	USD	852	THB	27,621	6/18/14	11

						$(403,854)

INTEREST RATE SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	$3,830	3/30/22	2.263%	3 Month LIBOR	$48,064

INFLATION (CPI) SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Citibank, NA	$1,000	3/27/18	2.450%	CPI#	$(35,592)
Goldman Sachs International	10,275	4/29/17	1.975%	CPI#	(6,271)
JPMorgan Chase Bank, NA	85,342	10/01/16	1.918%	CPI#	(150,988)

					$(192,851)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

28	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Consolidated Portfolio of Investments

TOTAL RETURN SWAPS (see Note D)

Receive/Pay Total Return on Reference Index	Index	# of Shares or Units	Rate Paid by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Index
Receive	Dow Jones-UBS Commodity Index 2 Month Forward	100,000	0.12%	$28,974	6/16/14	Citibank, NA	$195,974
Receive	Dow Jones-UBS Commodity Index 2 Month Forward	335,195	0.12%	97,121	6/16/14	Goldman Sachs International	656,895
Receive	Dow Jones-UBS Industrial Metals Subindex	48,883	0.08%	6,369	6/16/14	Goldman Sachs International	16,809
Receive	Dow Jones-UBS Commodity Index 2 Month Forward	300,000	0.11%	86,923	6/16/14	JPMorgan Chase Bank, NA	588,259

							$1,457,937

(a)	Non-income producing security.

(b)	Illiquid security.

(c)	Fair valued by the Adviser.

(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2014, the aggregate market value of these securities amounted to $474,079 or 0.1% of net assets.

(e)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding. The aggregate market value of these securities amounted to $15,522,303.

(f)	One contract relates to 100 shares.

(g)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CNY – Chinese Yuan Renminbi

EUR – Euro

GBP – Great British Pound

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	29

Consolidated Portfolio of Investments

HKD – Hong Kong Dollar

IDR – Indonesian Rupiah

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

MYR – Malaysian Ringgit

NOK – Norwegian Krone

SGD – Singapore Dollar

THB – Thailand Baht

USD – United States Dollar

ZAR – South African Rand

Glossary:

ADR – American Depositary Receipt

CBT – Chicago Board of Trade

ETF – Exchange Traded Fund

GDR – Global Depositary Receipt

LIBOR – London Interbank Offered Rates

OJSC – Open Joint Stock Company

PJSC – Public Joint Stock Company

REIT – Real Estate Investment Trust

TIPS – Treasury Inflation Protected Security

WTI – West Texas Intermediate

See notes to financial statements.

30	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Consolidated Portfolio of Investments

CONSOLIDATED STATEMENT OF ASSETS & LIABILITIES

April 30, 2014 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $527,784,957)	$560,763,300
Affiliated issuers (cost $82,215,892)	82,215,892	(a)
Cash	4,311
Due from broker	2,414,252	(b)
Foreign currencies, at value (cost $1,828,436)	1,830,288
Receivable for capital stock sold	1,989,851
Unrealized appreciation on total return swaps	1,457,937
Dividends and interest receivable	1,438,802
Receivable for investment securities sold	585,042
Unrealized appreciation of forward currency exchange contracts	305,909
Unrealized appreciation on interest rate swaps	48,064

Total assets	653,053,648

Liabilities
Collateral received from broker	1,310,000
Unrealized depreciation of forward currency exchange contracts	709,763
Payable for capital stock redeemed	612,921
Management fee payable	449,313
Unrealized depreciation on inflation swaps	192,851
Distribution fee payable	122,881
Payable for variation margin on futures	64,232
Administrative fee payable	18,189
Transfer Agent fee payable	8,364
Payable for investment securities purchased and foreign currency transactions	559
Accrued expenses and other liabilities	109,582

Total liabilities	3,598,655

Net Assets	$649,454,993

Composition of Net Assets
Capital stock, at par	$568,881
Additional paid-in capital	619,592,486
Distributions in excess of net investment income	(2,270,177)
Accumulated net realized loss on investment and foreign currency transactions	(2,866,836)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	34,430,639

	$649,454,993

(a)	Includes investment of cash collateral of $1,310,000 received from broker for OTC derivatives outstanding at April 30, 2014.

(b)	Represents amount on deposit at the broker as collateral for open derivative contracts.

See notes to consolidated financial statements.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	31

Consolidated Statement of Assets & Liabilities

Net Asset Value Per Share—30 billion shares of capital stock authorized, $.01 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$60,050,294	5,233,506	$11.47	*

C	$10,562,266	927,752	$11.38

Advisor	$60,852,748	5,291,443	$11.50

R	$37,615	3,276	$11.48

K	$1,880,629	164,317	$11.45

I	$24,224,325	2,111,753	$11.47

1	$491,824,589	43,154,088	$11.40

2	$11,624	1,000	$11.62

Z	$10,903	950	$11.48

*	The maximum offering price per share for Class A shares was $11.99 which reflects a sales charge of 4.25%.

See notes to consolidated financial statements.

32	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Consolidated Statement of Assets & Liabilities

CONSOLIDATED STATEMENT OF OPERATIONS

Six Months Ended April 30, 2014 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $313,318)	$6,283,594
Affiliated issuers	6,543	$6,290,137

Expenses
Management fee (see Note B)	2,243,725
Distribution fee—Class A	90,185
Distribution fee—Class C	56,832
Distribution fee—Class R	89
Distribution fee—Class K	2,234
Distribution fee—Class 1	554,105
Transfer agency—Class A	33,818
Transfer agency—Class C	6,490
Transfer agency—Advisor Class	33,817
Transfer agency—Class R	46
Transfer agency—Class K	1,579
Transfer agency—Class I	3,949
Transfer agency—Class 1	4,661
Transfer agency—Class Z	1
Custodian	155,549
Registration fees	65,853
Audit	32,596
Administrative	29,540
Printing	28,830
Legal	21,530
Directors’ fees	4,872
Miscellaneous	38,890

Total expenses	3,409,191
Less: expenses waived and reimbursed by the Adviser (see Note B)	(82,585)

Net expenses		3,326,606

Net investment income		2,963,531

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		4,212,772	(a)
Futures		(128,284)
Swaps		12,599,654
Foreign currency transactions		(669,736)
Net change in unrealized appreciation/depreciation of:
Investments		7,135,528	(b)
Futures		990,045
Swaps		5,231,822
Foreign currency denominated assets and liabilities		882,191

Net gain on investment and foreign currency transactions		30,253,992

Net Increase in Net Assets from Operations		$33,217,523

(a)	Net of foreign capital gains taxes of $7,863.

(b)	Net of decrease in accrued foreign capital gains taxes of $6,864.

See notes to consolidated financial statements.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	33

Consolidated Statement of Operations

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2014 (unaudited)	Year Ended October 31, 2013
Increase (Decrease) in Net Assets from Operations
Net investment income	$2,963,531	$4,641,114
Net realized gain (loss) on investment and foreign currency transactions	16,014,406	(16,505,253)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	14,239,586	10,513,940

Net increase (decrease) in net assets from operations	33,217,523	(1,350,199)
Dividends to Shareholders from
Net investment income
Class A	(792,091)	(1,562,186)
Class C	(58,007)	(258,770)
Advisor Class	(985,378)	(1,822,536)
Class R	(423)	(348)
Class K	(26,710)	(30,815)
Class I	(354,919)	(503,361)
Class 1	(6,782,380)	(5,327,983)
Class 2	(161)	(295)
Capital Stock Transactions
Net increase	40,834,468	196,692,584

Total increase	65,051,922	185,836,091
Net Assets
Beginning of period	584,403,071	398,566,980

End of period (including distributions in excess of net investment income of ($2,270,177) and undistributed net investment income of $3,766,361, respectively)	$649,454,993	$584,403,071

See notes to consolidated financial statements.

34	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Consolidated Statement of Changes in Net Assets

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

April 30, 2014 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Bond Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund, which is a Maryland corporation, operates as a series company comprised of seven portfolios currently in operation: the Intermediate Bond Portfolio, the Bond Inflation Strategy Portfolio, the Municipal Bond Inflation Strategy Portfolio, the Real Asset Strategy Portfolio, the Limited Duration High Income Portfolio, the Government Reserves Portfolio, and the Tax-Aware Fixed Income Portfolio. They are each diversified Portfolios, with the exception of the Limited Duration High Income Portfolio, which is non-diversified. The Limited Duration High Income Portfolio commenced operations on December 7, 2011. The Government Reserves Portfolio commenced operations on May 1, 2013. The Tax-Aware Fixed Income Portfolio commenced operations on December 11, 2013. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the Real Asset Strategy Portfolio (“the Strategy”). As part of the Strategy’s investment strategy, the Strategy seeks to gain exposure to commodities and commodities-related instruments and derivatives primarily through investments in AllianceBernstein Cayman Inflation Strategy, Ltd., a wholly-owned subsidiary of the Strategy organized under the laws of the Cayman Islands (the “Subsidiary”). The Strategy and the Subsidiary commenced operations on March 8, 2010. The Subsidiary was incorporated on February 1, 2010. The Strategy is the sole shareholder of the Subsidiary and it is intended that the Strategy will remain the sole shareholder and will continue to control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. As of April 30, 2014, net assets of the Strategy were $649,454,993, of which $124,661,360, or approximately 19%, represented the Strategy’s ownership of all issued shares and voting rights of the Subsidiary. This report presents the consolidated financial statements of AllianceBernstein Real Asset Strategy and the Subsidiary. All intercompany transactions and balances have been eliminated in consolidation. The Strategy has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class 1, Class 2 and Class Z shares. Class B shares are not publically offered. Class 1 shares are sold only to the private clients of Sanford C. Bernstein & Co. LLC by its registered representatives. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R, Class K, and Class 1 shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I, and Class 2 shares are sold without an initial

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	35

Notes to Consolidated Financial Statements

or contingent deferred sales charge and are not subject to ongoing distribution expenses. All nine classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The consolidated financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Strategy.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less. If the original term to maturity exceeded 60 days, the securities are valued by a pricing service, if a market price is available. If a market price is not available, the securities are valued by using amortized cost as of the 61st day prior to maturity. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and

36	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Notes to Consolidated Financial Statements

other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Strategy may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Strategy values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Strategy would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Strategy. Unobservable inputs reflect the Strategy’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Strategy’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rates, coupon rates, yield curves, option adjusted spreads, default rates,

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	37

Notes to Consolidated Financial Statements

credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, by pricing vendors, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options and warrants are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option or a warrant depends upon the contractual terms of, and specific risks inherent in, the option or warrant as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options will be classified as Level 2. For options or warrants that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options and warrants are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

38	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Notes to Consolidated Financial Statements

The following table summarizes the valuation of the Strategy’s investments by the above fair value hierarchy levels as of April 30, 2014:

Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Energy	$92,286,358		$59,077,194		$	– 0	–	$151,363,552
Materials	28,755,100		42,757,402			2		71,512,504
Equity: Other	22,678,664		47,168,055			– 0	–	69,846,719
Retail	20,684,160		20,389,856			– 0	–	41,074,016
Residential	15,289,254		15,349,195			2,811		30,641,260
Office	12,569,370		11,795,334			– 0	–	24,364,704
Lodging	8,693,820		– 0	–		– 0	–	8,693,820
Industrials	3,198,993		4,583,328			– 0	–	7,782,321
Food Beverage & Tobacco	1,171,503		257,920			– 0	–	1,429,423
Mortgage	492,578		– 0	–		– 0	–	492,578
Inflation-Linked Securities	– 0	–	149,519,737			– 0	–	149,519,737
Investment Companies	1,925,258		46,587			– 0	–	1,971,845
Warrants	12,903		1,883,723			9,478		1,906,104
Options Purchased – Puts	– 0	–	164,154			– 0	–	164,154
Rights	563		– 0	–		– 0	–	563
Short-Term Investments	82,215,892		– 0	–		– 0	–	82,215,892

Total Investments in Securities	289,974,416		352,992,485	+		12,291		642,979,192
Other Financial Instruments*:
Assets:
Futures	1,403,335		– 0	–		– 0	–	1,403,335	#
Forward Currency Exchange Contracts	– 0	–	305,909			– 0	–	305,909
Interest Rate Swaps	– 0	–	48,064			– 0	–	48,064
Total Return Swaps	– 0	–	1,457,937			– 0	–	1,457,937
Liabilities:
Futures	(843,767)		– 0	–		– 0	–	(843,767	)#
Forward Currency Exchange Contracts	– 0	–	(709,763)			– 0	–	(709,763)
Inflation (CPI) Swaps	– 0	–	(192,851)			– 0	–	(192,851)

Total++	$290,533,984		$353,901,781			$12,291		$644,448,056

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

+	A significant portion of the Strategy’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

#	Only variation margin receivable/payable at period end is reported within the consolidated statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

++	There were de minimis transfers under 1% of net assets between Level 1 and Level 2 during the reporting period.

The Strategy recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	39

Notes to Consolidated Financial Statements

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Materials			Residential		Warrants
Balance as of 10/31/13		$2		$17,879		$1,069,240
Accrued discounts/(premiums)		– 0	–	– 0	–	– 0	–
Realized gain (loss)		– 0	–	– 0	–	126,907
Change in unrealized appreciation/depreciation		– 0	–	(18,688)		25,896
Purchases		– 0	–	– 0	–	876,283
Sales		– 0	–	– 0	–	(1,160,774)
Transfers in to Level 3		–0	–	3,620		– 0	–
Transfers out of Level 3		– 0	–			(928,074)

Balance as of 4/30/14		$2		$2,811		$9,478

Net change in unrealized appreciation/depreciation from Investments held as of 4/30/14*	$	– 0	–	$(18,688)		$9,478

	Rights^			Total
Balance as of 10/31/13	$	– 0	–	$1,087,121
Accrued discounts/(premiums)		– 0	–	– 0	–
Realized gain (loss)		– 0	–	126,907
Change in unrealized appreciation/depreciation		– 0	–	7,208
Purchases		– 0	–	876,283
Sales		– 0	–	(1,160,774)
Transfers in to Level 3		– 0	–	3,620
Transfers out of Level 3		– 0	–	(928,074)

Balance as of 4/30/14	$	– 0	–	$12,291	+

Net change in unrealized appreciation/depreciation from Investments held as of 4/30/14*	$	– 0	–	$(9,210)

^	The security which had zero market value at year end is no longer held by the Strategy.

+	There were de minimis transfers under 1% of net assets during the reporting period.

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying consolidated statement of operations.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Strategy. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and

40	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Notes to Consolidated Financial Statements

modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Strategy’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Strategy’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	41

Notes to Consolidated Financial Statements

investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Strategy may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

If, during a taxable year, the Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Strategy as a deductible amount for Federal income tax purposes. Note that the loss from the Subsidiary’s contemplated activities also cannot be carried forward to reduce future Subsidiary’s income in subsequent years. However, if the Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Strategy as income for Federal income tax purposes.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Strategy’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (all years since inception of the Strategy) and has concluded that no provision for income tax is required in the Strategy’s consolidated financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Strategy is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Strategy amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Strategy are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Strategy represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Strategy or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent,

42	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Notes to Consolidated Financial Statements

such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Management Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Strategy pays the Adviser a management fee at an annual rate of .75% of the Strategy’s average daily net assets. The Adviser agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.30%, 2.00%, 1.00%, 1.50%, 1.25%, 1.00%, 1.25%, 1.00% and 1.00% of daily average net assets for Class A, Class C, Advisor Class, Class R, Class K, Class I, Class 1, Class 2 and Class Z shares, respectively. This fee waiver and/or expense reimbursement agreement will remain in effect until January 31, 2015. For the six months ended April 30, 2014, such reimbursement amounted to $82,585. Prior to February 1, 2014, the Adviser had agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.05%, 1.75%, 0.75%, 1.25%, 1.00%, 0.75%, 1.00% and 0.75% of daily average net assets for Class A, Class C, Advisor Class, Class R, Class K, Class I, Class 1 and Class 2 shares, respectively.

The Subsidiary has entered into a separate agreement with the Adviser for the management of the Subsidiary’s portfolio. The Adviser receives no compensation from the Subsidiary for its services under the agreement.

Pursuant to the investment advisory agreement, the Strategy may reimburse the Adviser for certain legal and accounting services provided to the Strategy by the Adviser. For the six months ended April 30, 2014, the reimbursement for such services amounted to $29,540.

The Strategy compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Strategy. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $27,900 for the six months ended April 30, 2014.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Strategy’s shares. The Distributor has advised the Strategy that it has retained front-end sales charges of $587 from the sale of Class A shares and received $150 and $256 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended April 30, 2014.

The Strategy may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	43

Notes to Consolidated Financial Statements

management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Strategy’s transactions in shares of the Government STIF Portfolio for the six months ended April 30, 2014 is as follows:

Market Value October 31, 2013 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value April 30, 2014 (000)	Dividend Income (000)
$13,659	$119,170	$50,613	$82,216	$7

Brokerage commissions paid on investment transactions for the six months ended April 30, 2014 amounted to $301,760, of which $2,329 and $191, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Strategy has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Strategy pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”) at an annual rate of up to .30% of the Strategy’s average daily net assets attributable to Class A shares, 1% of the Strategy’s average daily net assets attributable to Class C shares, .50% of the Strategy’s average daily net assets attributable to Class R shares, .25% of the Strategy’s average daily net assets attributable to Class K shares and .25% of the Strategy’s average daily net assets attributable to Class 1 shares. There are no distribution and servicing fees on the Advisor Class, Class I, Class 2 and Class Z shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Strategy’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Strategy in the amounts of $132,553, $13,829, $17,586 and $1,467,941 for Class C, Class R, Class K and Class 1 shares, respectively. While such costs may be recovered from the Strategy in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Strategy’s shares.

44	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Notes to Consolidated Financial Statements

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2014 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$173,032,411	$143,130,996
U.S. government securities	7,436,225	2,238,144

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency, written options and swap transactions) are as follows:

Gross unrealized appreciation	$44,935,406
Gross unrealized depreciation	(11,957,063)

Net unrealized appreciation	$32,978,343

1. Derivative Financial Instruments

The Strategy may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Strategy, as well as the methods in which they may be used are:

•	Futures

The Strategy may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Strategy bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Strategy may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Strategy enters into futures, the Strategy deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as due from broker on the statement of assets and liabilities. Pursuant to the contract, the Strategy agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Strategy

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	45

Notes to Consolidated Financial Statements

as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Strategy records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Strategy to risk of loss in excess of the amounts shown on the consolidated statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Strategy to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended April 30, 2014, the Strategy held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Strategy may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Strategy. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended April 30, 2014, the Strategy held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Strategy may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Strategy may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as

46	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Notes to Consolidated Financial Statements

described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Strategy pays a premium whether or not the option is exercised. Additionally, the Strategy bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Strategy writes an option, the premium received by the Strategy is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Strategy on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Strategy has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Strategy. In writing an option, the Strategy bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Strategy could result in the Strategy selling or buying a security or currency at a price different from the current market value.

During the six months ended April 30, 2014, the Strategy held purchased options for hedging purposes.

For the six months ended April 30, 2014, the Strategy had no transactions in written options.

•	Swaps

The Strategy may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets and currencies. The Strategy may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	47

Notes to Consolidated Financial Statements

other. In addition, collateral may be pledged or received by the Strategy in accordance with the terms of the respective swaps to provide value and recourse to the Strategy or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Strategy, and/or the termination value at the end of the contract. Therefore, the Strategy considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Strategy and the counterparty and by the posting of collateral by the counterparty to the Strategy to cover the Strategy’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Strategy accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the consolidated statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the consolidated statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the consolidated statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the consolidated statement of operations.

Interest Rate Swaps:

The Strategy is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Strategy holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Strategy may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Strategy may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, a Strategy may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Strategy anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Strategy with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e.,

48	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Notes to Consolidated Financial Statements

the two payment streams are netted out, with the Strategy receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended April 30, 2014, the Strategy held interest rate swaps for non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of Strategy against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.

During the six months ended April 30, 2014, the Strategy held inflation (CPI) swaps for hedging purposes.

Total Return Swaps:

The Strategy may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Strategy is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Strategy will receive a payment from or make a payment to the counterparty.

During the six months ended April 30, 2014, the Strategy held total return swaps for non-hedging purposes.

The Strategy typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Strategy typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as exchange-traded derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	49

Notes to Consolidated Financial Statements

Strategy and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Strategy’s net liability, held by the defaulting party, may be delayed or denied.

The Strategy’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Strategy decline below specific levels (“net asset contingent features”). If these levels are triggered, the Strategy’s counterparty has the right to terminate such transaction and require the Strategy to pay or receive a settlement amount in connection with the terminated transaction. As of April 30, 2014, the Strategy had OTC derivatives with contingent features in net liability positions in the amount of $528,332. The fair value of assets pledged as collateral by the Strategy for such derivatives was $15,522,303. If a trigger event had occurred at April 30, 2014, for those derivatives in a net liability position, no additional amounts would be required to be posted by the Strategy since the aggregate fair value of the required collateral posted exceeded the settlement amounts of open derivative contracts.

At April 30, 2014, the Strategy had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Commodity contracts	Receivable/Payable for variation margin on futures	$1,403,335	*	Receivable/Payable for variation margin on futures	$843,767	*

Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	305,909		Unrealized depreciation of forward currency exchange contracts	709,763

Equity contracts	Investments in securities, at value	164,154

Interest rate contracts	Unrealized appreciation on interest rate swaps	48,064

Interest rate contracts				Unrealized depreciation on inflation swaps	192,851

Equity contracts	Unrealized appreciation on total return swaps	1,457,937

Total		$3,379,399			$1,746,381

*	Only variation margin receivable/payable at period end is reported within the consolidated statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the consolidated portfolio of investments.

50	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Notes to Consolidated Financial Statements

The effect of derivative instruments on the consolidated statement of operations for the six months ended April 30, 2014:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives		Change in Unrealized Appreciation or (Depreciation)
Commodity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(128,284)		$990,045

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	(490,304)		872,110

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	– 0	–	(699,328)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(38,535)		(52,356)

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	12,638,189		5,284,178

Total		$11,981,066		$6,394,649

The following table represents the volume of the Strategy’s derivative transactions during the six months ended April 30, 2014:

Futures:
Average original value of buy contracts	$33,425,321
Average original value of sale contracts	$26,973,488

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$50,728,814
Average principal amount of sale contracts	$62,009,518

Purchased Options:
Average monthly cost	$772,575

Interest Rate Swaps:
Average notional amount	$3,830,000

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	51

Notes to Consolidated Financial Statements

Inflation Swaps:
Average notional amount	$87,809,857

Total Return Swaps:
Average notional amount	$203,425,567

For financial reporting purposes, the Strategy does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the consolidated statement of assets and liabilities.

All derivatives held during the reporting period were subject to netting arrangements. The following table presents the Strategy’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Strategy as of April 30, 2014:

Counterparty	Derivative Assets Subject to MA	Derivative Available for Offset		Cash Collateral Received			Securities Collateral Received			Net Amount of Derivatives Assets
Bank of America, N.A.	$48,064	$ – 0	–	$	– 0	–	$	– 0	–	$48,064
Barclays Bank PLC	14,675	(10,336)			– 0	–		– 0	–	4,339
BNP Paribas SA	78,673	(78,673)			– 0	–		– 0	–	– 0	–
Citibank, NA	195,974	(35,592)			– 0	–		(160,382	)**	– 0	–
Goldman Sachs International	673,704	(6,271)			(667,433	)**		– 0	–	– 0	–
JPMorgan Chase Bank, NA	588,259	(150,988)			– 0	–		– 0	–	437,271
Exchange-Traded Morgan Stanley & Co., Inc.*	164,154	(64,232)			– 0	–		– 0	–	99,922
Royal Bank of Canada	89,646	– 0	–		– 0	–		– 0	–	89,646
Royal Bank of Scotland PLC	30,445	(30,445)			– 0	–		– 0	–	– 0	–
Standard Chartered Bank	81,945	(51,452)			– 0	–		– 0	–	30,493
State Street Bank & Trust Co.	10,525	(10,525)			– 0	–		– 0	–	– 0	–

Total	$1,976,064	$(438,514)			$(667,433)			$(160,382)		$709,735

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged			Securities Collateral Pledged			Net Amount of Derivatives Liabilities
Barclays Bank PLC	$10,336	$(10,336)		$	– 0	–	$	– 0	–	$ – 0	–
BNP Paribas SA	529,381	(78,673)			– 0	–		– 0	–	450,708
Citibank, NA	35,592	(35,592)			– 0	–		– 0	–	– 0	–
Deutsche Bank AG	6,726	– 0	–		– 0	–		– 0	–	6,726
Goldman Sachs International	6,271	(6,271)			– 0	–		– 0	–	– 0	–
JPMorgan Chase Bank, NA	150,988	(150,988)			– 0	–		– 0	–	– 0	–
Morgan Stanley & Co., Inc.	2,750	– 0	–		– 0	–		– 0	–	2,750
Exchange-Traded Morgan Stanley & Co., Inc.*	64,232	(64,232)			– 0	–		– 0	–	– 0	–
Royal Bank of Scotland PLC	92,152	(30,445)			– 0	–		– 0	–	61,707
Standard Chartered Bank	51,452	(51,452)			– 0	–		– 0	–	– 0	–
State Street Bank & Trust Co.	16,966	(10,525)			– 0	–		– 0	–	6,441

Total	$966,846	$(438,514)		$	– 0	–	$	– 0	–	$528,332

*	Cash has been posted for initial margin requirements for exchange-traded derivatives outstanding at April 30, 2014.

**	The actual collateral received/pledged is more than the amount reported due to overcollateralization.

52	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Notes to Consolidated Financial Statements

2. Currency Transactions

The Strategy may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Strategy may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Strategy may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Strategy and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Strategy may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended April 30, 2014 (unaudited)	Year Ended October 31, 2013	Six Months Ended April 30, 2014 (unaudited)	Year Ended October 31, 2013

Class A
Shares sold	504,933	1,972,753	$5,466,305	$21,884,520

Shares issued in reinvestment of dividends	46,031	92,311	488,844	1,020,960

Shares redeemed	(1,186,380)	(2,198,377)	(12,944,028)	(24,151,459)

Net decrease	(635,416)	(133,313)	$(6,988,879)	$(1,245,979)

Class C
Shares sold	31,498	317,063	$342,895	$3,497,660

Shares issued in reinvestment of dividends	4,929	21,649	52,050	237,922

Shares redeemed	(306,837)	(568,756)	(3,323,737)	(6,218,213)

Net decrease	(270,410)	(230,044)	$(2,928,792)	$(2,482,631)

Advisor Class
Shares sold	660,684	2,733,581	$7,222,450	$30,448,510

Shares issued in reinvestment of dividends	65,150	122,260	692,543	1,354,636

Shares redeemed	(1,289,255)	(3,378,020)	(14,110,096)	(37,225,296)

Net decrease	(563,421)	(522,179)	$(6,195,103)	$(5,422,150)

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	53

Notes to Consolidated Financial Statements

	Shares			Amount
	Six Months Ended April 30, 2014 (unaudited)	Year Ended October 31, 2013		Six Months Ended April 30, 2014 (unaudited)	Year Ended October 31, 2013

Class R
Shares sold	309	2,043		$3,397		$22,606

Shares issued in reinvestment of dividends	28	11		297		120

Shares redeemed	(525)	(84)		(5,663)		(903)

Net increase (decrease)	(188)	1,970		$(1,969)		$21,823

Class K
Shares sold	43,248	54,655		$470,289		$604,459

Shares issued in reinvestment of dividends	2,522	2,788		26,710		30,815

Shares redeemed	(34,102)	(18,439)		(362,138)		(200,230)

Net increase	11,668	39,004		$134,861		$435,044

Class I
Shares sold	368,470	508,706		$3,994,384		$5,691,441

Shares issued in reinvestment of dividends	33,483	45,471		354,918		503,361

Shares redeemed	(33,607)	(464,738)		(366,958)		(5,170,396)

Net increase	368,346	89,439		$3,982,344		$1,024,406

Class 1
Shares sold	7,102,024	22,862,114		$76,805,512		$251,401,447

Shares issued in reinvestment of dividends	569,368	405,500		6,001,142		4,464,553

Shares redeemed	(2,759,618)	(4,690,415)		(29,984,651)		(51,503,929)

Net increase	4,911,774	18,577,199		$52,822,003		$204,362,071

Class Z(a)
Shares sold	950	– 0	–	$10,003	$	– 0	–

Net increase	950	– 0	–	$10,003	$	– 0	–

(a)	Commenced distribution on January 31, 2014.

NOTE F

Risks Involved in Investing in the Strategy

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Strategy’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Strategy’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise

54	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Notes to Consolidated Financial Statements

honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Strategy’s investments or reduce the returns of the Strategy. For example, the value of the Strategy’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar). Currency markets are generally not as regulated as securities markets. Independent of the Strategy’s investments denominated in foreign currencies, the Strategy’s positions in various foreign currencies may cause the Strategy to experience investment losses due to the changes in exchange rates and interest rates.

Commodity Risk—Investing in commodity-linked derivative instruments may subject the Strategy to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Derivatives Risk—The Strategy may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Strategy, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the consolidated statement of assets and liabilities.

Leverage Risk—When the Strategy borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Strategy’s investments. The Strategy may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of derivative instruments by the Strategy, such as

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	55

Notes to Consolidated Financial Statements

forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Strategy than if the Strategy were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Indemnification Risk—In the ordinary course of business, the Strategy enters into contracts that contain a variety of indemnifications. The Strategy’s maximum exposure under these arrangements is unknown. However, the Strategy has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Strategy has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Strategy, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the consolidated statement of operations. The Strategy did not utilize the Facility during the six months ended April 30, 2014.

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending October 31, 2014 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended October 31, 2013 and October 31, 2012 were as follows:

	2013	2012
Distributions paid from:
Ordinary income	$9,506,294	$2,756,490

Total distributions paid	$9,506,294	$2,756,490

As of October 31, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$7,226,694
Accumulated capital and other losses	(14,924,904	)(a)
Unrealized appreciation/(depreciation)	(17,208,754	)(b)

Total accumulated earnings/(deficit)	$(24,906,964)

(a)

On October 31, 2013, the Strategy had a net capital loss carryforward of $14,924,904. During the fiscal year, the Strategy utilized $789,808 of capital loss carryforwards to offset current year net realized gains.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps and passive foreign investment companies (PFICs), the tax treatment of Treasury inflation-protected securities, the realization for tax purposes of gains/losses on certain derivative instruments, and the tax treatment of earnings from the Subsidiary.

56	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Notes to Consolidated Financial Statements

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of October 31, 2013, the Strategy had a net capital loss carryforward of $14,924,904 which will expire as follows:

Short-Term Amount	Long-Term Amount	Expiration
$8,227	n/a	2018
8,373,586	n/a	2019
3,844,594	$2,698,497	No expiration

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Strategy’s financial statements through this date.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	57

Notes to Consolidated Financial Statements

CONSOLIDATED FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended April 30, 2014 (unaudited)	Year Ended October 31,	March 8, 2010(a) to October 31, 2010
2013	2012	2011

Net asset value, beginning of period	$ 11.04	$ 11.33	$ 11.05	$ 11.25	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.05	.10	.11	.16	.04
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.52	(.13)	.25	(.01)	1.21
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	.00	(d)

Net increase (decrease) in net asset value from operations	.57	(.03)	.36	.15	1.25

Less: Dividends
Dividends from net investment income	(.14)	(.26)	(.08)	(.35)	– 0	–

Net asset value, end of period	$ 11.47	$ 11.04	$ 11.33	$ 11.05	$ 11.25

Total Return
Total investment return based on net asset value(e)	5.36%	(.27)%	3.36%	1.32%	12.50%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$60,050	$64,800	$67,989	$70,081	$1,123
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.17	%^	1.05%	1.05%	1.05%	1.05	%^+
Expenses, before waivers/reimbursements	1.29	%^	1.34%	1.28%	1.61%	7.68	%^+
Net investment income(c)	.92	%^	.86%	1.02%	1.44%	.80	%^+
Portfolio turnover rate	26%	54%	118%	120%	42%

See footnote summary on page 66.

58	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended April 30, 2014 (unaudited)	Year Ended October 31,	March 8, 2010(a) to October 31, 2010
2013	2012	2011

Net asset value, beginning of period	$ 10.90	$ 11.18	$ 10.93	$ 11.19	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.01	.02	.03	.08	.04
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.52	(.12)	.25	(.01)	1.15
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	.00	(d)

Net increase (decrease) in net asset value from operations	.53	(.10)	.28	.07	1.19

Less: Dividends
Dividends from net investment income	(.05)	(.18)	(.03)	(.33)	– 0	–

Net asset value, end of period	$ 11.38	$ 10.90	$ 11.18	$ 10.93	$ 11.19

Total Return
Total investment return based on net asset value(e)	5.00%	(.92)%	2.58%	.61%	11.90%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10,562	$13,063	$15,974	$17,414	$280
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.87	%^	1.75%	1.75%	1.75%	1.75	%^+
Expenses, before waivers/reimbursements	1.99	%^	2.04%	1.99%	2.31%	11.21	%^+
Net investment income(c)	.22	%^	.16%	.32%	.73%	.65	%^+
Portfolio turnover rate	26%	54%	118%	120%	42%

See footnote summary on page 66.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	59

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended April 30, 2014 (unaudited)	Year Ended October 31,	March 8, 2010(a) to October 31, 2010
2013	2012	2011

Net asset value, beginning of period	$ 11.09	$ 11.37	$ 11.08	$ 11.26	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.07	.13	.15	.19	.08
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.52	(.12)	.25	(.01)	1.18
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	.00	(d)

Net increase in net asset value from operations	.59	.01	.40	.18	1.26

Less: Dividends
Dividends from net investment income	(.18)	(.29)	(.11)	(.36)	– 0	–

Net asset value, end of period	$ 11.50	$ 11.09	$ 11.37	$ 11.08	$ 11.26

Total Return
Total investment return based on net asset value(e)	5.42%	.12%	3.69%	1.55%	12.60%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$60,853	$64,911	$72,529	$50,795	$963
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.87	%^	.75%	.75%	.75%	.75	%^+
Expenses, before waivers/reimbursements	.99	%^	1.04%	.99%	1.29%	8.89	%^+
Net investment income(c)	1.22	%^	1.18%	1.33%	1.69%	1.46	%^+
Portfolio turnover rate	26%	54%	118%	120%	42%

See footnote summary on page 66.

60	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Six Months Ended April 30, 2014 (unaudited)	Year Ended October 31,	March 8, 2010(a) to October 31, 2010
2013	2012	2011

Net asset value, beginning of period	$ 11.04	$ 11.32	$ 11.02	$ 11.23	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.04	.08	.09	.16	.10
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.53	(.13)	.26	(.04)	1.13
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	.00	(d)

Net increase (decrease) in net asset value from operations	.57	(.05)	.35	.12	1.23

Less: Dividends
Dividends from net investment income	(.13)	(.23)	(.05)	(.33)	– 0	–

Net asset value, end of period	$ 11.48	$ 11.04	$ 11.32	$ 11.02	$ 11.23

Total Return
Total investment return based on net asset value(e)	5.23%	(.47)%	3.20%	1.03%	12.30%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$38	$38	$17	$11	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.37	%^	1.25%	1.25%	1.25%	1.25	%^+
Expenses, before waivers/reimbursements	1.63	%^	1.65%	1.64%	2.87%	8.66	%^+
Net investment income(c)	.73	%^	.76%	.82%	1.39%	1.50	%^+
Portfolio turnover rate	26%	54%	118%	120%	42%

See footnote summary on page 66.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	61

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Six Months Ended April 30, 2014 (unaudited)	Year Ended October 31,	March 8, 2010(a) to October 31, 2010
2013	2012	2011

Net asset value, beginning of period	$ 11.03	$ 11.32	$ 11.05	$ 11.25	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.05	.10	.10	.15	.12
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.53	(.12)	.27	– 0	–	1.13
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	.00	(d)

Net increase (decrease) in net asset value from operations	.58	(.02)	.37	.15	1.25

Less: Dividends
Dividends from net investment income	(.16)	(.27)	(.10)	(.35)	– 0	–

Net asset value, end of period	$ 11.45	$ 11.03	$ 11.32	$ 11.05	$ 11.25

Total Return
Total investment return based on net asset value(e)	5.35%	(.19)%	3.43%	1.33%	12.50%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,881	$1,684	$1,286	$128	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.12	%^	1.00%	1.00%	1.00%	1.00	%^+
Expenses, before waivers/reimbursements	1.30	%^	1.33%	1.35%	1.91%	8.39	%^+
Net investment income(c)	.96	%^	.95%	.89%	1.38%	1.76	%^+
Portfolio turnover rate	26%	54%	118%	120%	42%

See footnote summary on page 66.

62	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Six Months Ended April 30, 2014 (unaudited)	Year Ended October 31,	March 8, 2010(a) to October 31, 2010
2013	2012	2011

Net asset value, beginning of period	$ 11.07	$ 11.36	$ 11.07	$ 11.27	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.07	.13	.14	.15	.13
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.52	(.13)	.26	.02†	1.14
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	.00	(d)

Net increase in net asset value from operations	.59	– 0	–	.40	.17	1.27

Less: Dividends
Dividends from net investment income	(.19)	(.29)	(.11)	(.37)	– 0	–

Net asset value, end of period	$ 11.47	$ 11.07	$ 11.36	$ 11.07	$ 11.27

Total Return
Total investment return based on net asset value(e)	5.47%	.04%	3.69%	1.53%	12.70%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$24,224	$19,303	$18,790	$15,850	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.88	%^	.75%	.75%	.75%	.75	%^+
Expenses, before waivers/reimbursements	.91	%^	.97%	.98%	1.38%	8.11	%^+
Net investment income(c)	1.21	%^	1.17%	1.32%	1.42%	1.99	%^+
Portfolio turnover rate	26%	54%	118%	120%	42%

See footnote summary on page 66.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	63

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class 1
Six Months Ended April 30, 2014 (unaudited)	Year Ended October 31,	March 8, 2010(a) to October 31, 2010
2013	2012	2011

Net asset value, beginning of period	$ 11.00	$ 11.29	$ 11.01	$ 11.25	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.05	.10	.12	.15	.12
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.52	(.12)	.25	(.01)	1.13
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	.00	(d)

Net increase (decrease) in net asset value from operations	.57	(.02)	.37	.14	1.25

Less: Dividends
Dividends from net investment income	(.17)	(.27)	(.09)	(.38)	– 0	–

Net asset value, end of period	$ 11.40	$ 11.00	$ 11.29	$ 11.01	$ 11.25

Total Return
Total investment return based on net asset value(e)	5.33%	(.19)%	3.47%	1.25%	12.50%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$491,824	$420,593	$221,971	$182,720	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.13	%^	1.00%	1.00%	1.00%	1.00	%^+
Expenses, before waivers/reimbursements	1.13	%^	1.16%	1.21%	1.47%	8.39	%^+
Net investment income(c)	.98	%^	.95%	1.07%	1.40%	1.78	%^+
Portfolio turnover rate	26%	54%	118%	120%	42%

See footnote summary on page 66.

64	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class 2
Six Months Ended April 30, 2014 (unaudited)	Year Ended October 31,	March 8, 2010(a) to October 31, 2010
2013	2012	2011

Net asset value, beginning of period	$ 11.19	$ 11.48	$ 11.07	$ 11.27	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.07	.13	.15	.14	.13
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.52	(.12)	.26	.03†	1.14
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	.00	(d)

Net increase in net asset value from operations	.59	.01	.41	.17	1.27

Less: Dividends
Dividends from net investment income	(.16)	(.30)	– 0	–	(.37)	– 0	–

Net asset value, end of period	$ 11.62	$ 11.19	$ 11.48	$ 11.07	$ 11.27

Total Return
Total investment return based on net asset value(e)	5.40%	.05%	3.70%	1.50%	12.70%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$12	$11	$11	$11	$11,187
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.89	%^	.75%	.75%	.75%	.75	%^+
Expenses, before waivers/reimbursements	.89	%^	1.93%	.96%	3.72%	8.14	%^+
Net investment income(c)	1.22	%^	1.16%	1.32%	1.19%	2.01	%^+
Portfolio turnover rate	26%	54%	118%	120%	42%

See footnote summary on page 66.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	65

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class Z
January 31, 2014(f) to April 30, 2014 (unaudited)

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.05
Net realized and unrealized gain on investment and foreign currency transactions	1.43

Net increase in net asset value from operations	1.48

Net asset value, end of period	$ 11.48

Total Return
Total investment return based on net asset value(e)	9.02%
Ratios/Supplemental Data
Net assets, end of period (000’‘s omitted)	$11
Ratio to average net assets of:
Expenses ^	.84%
Expenses ^	.84%
Net investment income(c)^	1.80%
Portfolio turnover rate	26%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of fees and expenses waived/reimbursed by the Adviser.

(d)	Amount is less than $.005.

(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on strategy distributions or the redemption of strategy shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	Commencement of distribution.

^	Annualized.

+	The ratio includes expenses attributable to costs of proxy solicitation.

†	Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Strategy’s change in net realized and unrealized gain (loss) on investment transactions for the period.

See notes to consolidated financial statements.

66	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Consolidated Financial Highlights

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Jonathan E. Ruff(2), Vice President Emilie D. Wrapp, Secretary	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Strategy’s portfolio are made by the Adviser’s Real Asset Strategy Team. Mr. Jonathan E. Ruff is the investment professional with the most significant responsibility for the day-to-day management of the Strategy’s portfolio.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	67

Board of Directors

Information Regarding the Review and Approval of the Portfolio’s Investment Advisory Contract

The disinterested directors (the “directors”) of AllianceBernstein Bond Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Investment Advisory Contract (the “Advisory Agreement”) with the Adviser in respect of AllianceBernstein Real Asset Strategy (formerly named AllianceBernstein Multi-Asset Inflation Strategy) (the “Portfolio”) at a meeting held on November 5-7, 2013.

Prior to approval of the continuance of the Advisory Agreement in respect of the Portfolio, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the AllianceBernstein Funds and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

68	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Portfolio by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2011 and 2012 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors noted that the Adviser’s relationship with the Portfolio was not profitable to it in 2011. The directors were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio in 2012 was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Portfolio, including, but not limited to, benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from brokers that execute transactions for certain clients, including the Portfolio), 12b-1 fees and sales charges received by the Fund’s

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	69

principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Portfolio’s shares and transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser. The directors recognized that the Portfolio’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. At the November 2013 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Morgan Stanley Capital International (MSCI) All Country (AC) World Commodity Producers Index (the “Index”), in each case for the 1- and 3-year periods ended July 31, 2013 and (in the case of comparisons with the Index) the period since inception (March 2010 inception). The directors noted that the Portfolio was in the 5th quintile of the Performance Group and the Performance Universe for the 1-year period, and in the 4th quintile of the Performance Group and the Performance Universe for the 3-year period. The Portfolio lagged the Index in the 1-year period and outperformed it in the 3-year period and the period since inception. At the recommendation of the Senior Officer, the directors discussed with the Adviser whether the Portfolio’s benchmark, the MSCI AC World Commodity Producers Index, is consistent with the Portfolio’s investment style in view of the Portfolio’s ability to invest in inflation-protected securities, commodities or commodity-related stocks, real estate investments and other securities. The Adviser explained its analysis of why the Portfolio’s benchmark continued to be appropriate. Based on their review and their discussion with the Adviser of the reasons for the Portfolio’s performance, the directors retained confidence in the Adviser’s ability to manage the Portfolio’s assets.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the advisory fees the Adviser charges non-fund clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the

70	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Fund’s Senior Officer. The directors noted that the institutional fee schedule and the Portfolio’s fee schedule started at the same rate and that the institutional fee schedule had breakpoints. The application of the institutional fee schedule to the Portfolio’s net assets would result in a fee rate lower than the rate at the same asset level provided in the Portfolio’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also reviewed information that indicated that the Portfolio’s fee rate is higher than the sub-advisory fee rate earned by the Adviser for sub-advising another registered investment company with a similar investment style.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients and sub-advised funds. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Portfolio may invest in shares of exchange-traded funds (“ETFs”). The directors noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratios of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of how it opportunistically uses ETFs when they represent the least expensive way to obtain desired exposures for a fund or to temporarily “equitize” cash inflows pending purchases of underlying securities, that the advisory fee for the Portfolio would be paid for services that would be in addition to, rather than duplicative of, the services to be provided under the advisory contracts of the ETFs.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year and reflected fee waivers and/or expense reimbursements as a result of an expense limitation agreement between the Adviser and the Portfolio. The information also included a pro forma expense ratio to reflect the Adviser’s agreement to an increased expense cap on the Class A Shares (from 1.05% to 1.30%) for a further period of one year from February 1, 2014 in lieu of termination of the expense cap as it had proposed. The directors noted that it was likely that the expense ratios of some of the other funds in the Portfolio’s Lipper category were lowered by waivers

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	71

or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The directors noted that the Portfolio’s contractual advisory fee rate of 75 basis points, plus the 2 basis points impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median. The Directors also noted that the Portfolio’s total expense ratio, giving effect to the existing expense limitation agreement, was lower than the Expense Group and the Expense Universe medians. The Adviser had informed the directors of its intent to eliminate the Portfolio’s expense cap[s], and the directors, at the recommendation of the Senior Officer, had asked the Adviser to provide further explanation of this decision in view of the disappointing performance of the Portfolio, with full recognition that the total expense ratio of the Portfolio’s Class A shares was expected to remain below the Lipper Expense Group and Expense Universe medians. As a result of the ensuing discussions, the Adviser was willing to implement an expense cap of 130 basis points for the Portfolio for a period of one year beginning February 1, 2014. While this represented a substantial increase over the prior cap, it was nonetheless intended to ensure that the expense ratio would remain at or below the median for the category for the duration of the expense cap. The directors concluded that the Portfolio’s expense ratio and pro forma expense ratio were satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio does not contain breakpoints that reduce the fee rates on assets above specified levels and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2013 meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. The directors informed the Adviser that they would monitor the Portfolio’s assets and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

72	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and The AllianceBernstein Bond Fund, Inc. (the “Fund”), in respect of AllianceBernstein Real Asset Strategy (the “Strategy”).2 The evaluation of the investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Strategy which was provided to the Directors in connection with their review of the proposed initial approval of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Strategy grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Strategy.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully

1	The Senior Officer’s fee evaluation was completed on October 24, 2013 and discussed with the Board of Directors on November 5-7, 2013.

2	Future references to the Fund or the Strategy do not include “AllianceBernstein.”

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	73

incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

INVESTMENT ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Strategy pays the advisory fee set forth below for receiving the services to be provided pursuant to the Investment Advisory Agreement.

Strategy	Net Assets 9/30/13 ($MM)	Advisory Fee Schedule Based on the Average Daily Net Assets of the Portfolio
Real Asset Strategy	$563.2	0.75% (flat fee)

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Strategy. During the Strategy’s fiscal year ended October 31, 2012, the Adviser received $76,745 (0.021% of the Strategy’s average daily net assets) for such services.

The Adviser agreed to waive that portion of its advisory fees and/or reimburse the Strategy for that portion of the Strategy’s total operating expenses to the degree necessary to limit the Strategy’s expense ratios to the amounts set forth below for the Strategy’s current fiscal year. The waiver is terminable by the Adviser upon at least 60 days’ notice prior to the Strategy’s prospectus update. The Adviser provided notice to the Directors of its intention to modify the expense limitation undertaking of Real Asset Strategy to be effective with the Strategy’s prospectus updates on February 1, 2014. In this regard, the Adviser will eliminate the Strategy’s expense caps, which will have the effect of raising the Strategy’s total expense ratio. In addition, set forth below are the Strategy’s gross expense ratios for the most recent semi-annual period:4

	Expense Cap Pursuant to Expense Limitation Undertaking				Gross Expense Ratio[5]		Fiscal Year End
Strategy	Class	Current		Effective 2/01/14
Real Asset Strategy	Advisor Class A Class C Class R Class K Class I Class 1 Class 2	0.75 1.05 1.75 1.25 1.00 0.75 1.00 0.75	% % % % % % % %	N/A N/A N/A N/A N/A N/A N/A N/A	0.98 1.28 1.98 1.66 1.33 0.97 1.21 0.94	% % % % % % % %	Oct. 31 (ratios as of Apr. 30, 2013)

3	Jones v. Harris at 1427.

4	Semi-annual total expense ratios are unaudited.

5	Annualized.

74	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Strategy that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Strategy’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Strategy are more costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is entitled to be reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held and accordingly, servicing the Strategy’s investors is more time consuming and labor intensive compared to servicing institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if the Strategy is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Strategy.6 In addition to the AllianceBernstein Institutional fee schedule, set

6	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	75

forth below is what would have been the effective advisory fee for the Strategy had the AllianceBernstein Institutional fee schedule been applicable to the Strategy versus the Strategy’s advisory fees based on September 30, 2013 net assets:7

Strategy	Net Assets 09/30/13 ($MM)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Strategy Advisory Fee
Real Asset Strategy	$563.2	Real Asset Strategy Schedule 0.75% on 1st $150 million 0.60% on next $150 million 0.50% on the balance Minimum acct size: $150 million	0.593%	0.750%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fees for Real Asset Portfolio, a Luxembourg fund that has a somewhat similar investment style as the Strategy:

Strategy	Luxembourg Fund	Fee[8]
Real Asset Strategy	Real Asset Portfolio
	Class A	1.55%
	Class I (Institutional)	0.75%

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the following fee for the sub-advisory relationship that has a somewhat similar investment style as the Strategy. Also shown are the Strategy’s advisory fee and what would have been the effective advisory fee of the Strategy had the fee schedule of the sub-advisory relationship been applicable to the Strategy based on September 30, 2013 net assets:

Strategy	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-Advised Management Fund Effective Fee	Portfolio Advisory Fee
Real Asset Strategy	Client #1	0.35% on first $250 million 0.25% on first $250 million 0.23% thereafter	0.292%	0.750%

7	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

8	Class A shares of the fund are charged an “all-in” fee, which includes investment advisory services and distribution related services, while Class I shares, whose fee is for investment advisory services only.

76	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Strategy by the Adviser.

While it appears that the sub-advisory relationship is paying a lower fee than investment companies managed by the Adviser, it is difficult to evaluate the relevance of such fees due to the differences in the services provided, risks involved and other competitive factors between the investment companies and the sub-advisory relationship. There could be various business reasons why an investment adviser would be willing to provide a sub-advised relationship investment related services at a different fee level than an investment company it is sponsoring where the investment adviser is provided all the services, not just investment management service generally required by a registered investment company.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Strategy with fees charged to other investment companies for similar services offered by other investment advisers.9 Lipper’s analysis included the comparison of the Strategy’s contractual management fee, estimated at the approximate current asset level of the Strategy, to the median of the Strategy’s Lipper Expense Group (“EG”)10 and the Strategy’s contractual management fee ranking.11

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Strategy	Contractual Management Fee (%)	Lipper Expense Group Median (%)	Rank
Real Asset Strategy	0.750	0.911	4/16

9	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

10	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

11	The contractual management fee is calculated by Lipper using the Strategy’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Strategy, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Strategy had the lowest effective fee rate in the Lipper peer group.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	77

Lipper also compared the Strategy’s total expense ratio to the medians of the Strategy’s EG and Lipper Expense Universe (“EU”). The EU12 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Strategy. Pro-forma total expense ratio is shown for the Portfolio to reflect the Portfolio’s expense cap level effective February 1, 2014.

Strategy	Expense Ratio (%)	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Real Asset Strategy	1.051	1.349	3/16	1.298	7/46
Pro-forma	1.281	1.349	7/16	1.298	23/46

Based on this analysis, considering pro-forma information where available, the Strategy has a more favorable ranking on a contractual management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Strategy. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The profitability information for the Strategy, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the independent consultant. The Adviser’s profitability from providing investment advisory services to the Strategy increased during calendar year 2012, relative to 2011.

In addition to the Adviser’s direct profits from managing the Strategy, certain of the Adviser’s affiliates have business relationships with the Strategy and may earn a profit from providing other services to the Strategy. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Strategy and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are

12	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

78	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Strategy and receive transfer agent fees, front-end sales loads, Rule 12b-1 payments, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur. During the Strategy’s most recently completed fiscal year, ABI received from the Strategy $7,246, $869,356 and $10,137 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Strategy’s principal underwriter. ABI and the Adviser have disclosed in the Strategy’s prospectus that they may make revenue sharing payments from their own resources, in addition to revenues derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Strategy. In 2012, ABI paid approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19.0 million for distribution services and educational support (revenue sharing payments).

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Strategy, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Strategy’s most recently completed fiscal year, ABIS received $43,589 in fees from the Strategy.

The Strategy effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Strategy’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Strategy is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Strategy. These credits and charges are not being passed onto to any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s research expense and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	79

independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Directors an update of the Deli13 study on advisory fees and various fund characteristics.14 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.15 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $445 billion as of September 30, 2013, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Strategy.

13	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

14	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

15	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

80	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

The information below shows the 1 and 3 year performance returns and rankings of the Strategy16 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)17 for the periods ended July 31, 2013.18

Strategy	Strategy Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Real Asset Strategy
1 year	-1.46	10.29	10.36	15/16	81/87
3 year	4.52	8.40	7.78	9/12	41/54

Set forth below are the 1, 3 year and since inception net performance returns of the Strategy (in bold)19 versus its benchmark.20 Strategy and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.21

	Periods Ending July 31, 2013 Annualized Performance
				Annualized		Risk Period (Year)
	1 Year (%)	3 Year (%)	Since Inception (%)	Volatility (%)	Sharpe (%)
Real Asset Strategy	-1.46	4.52	3.61	16.12	0.34	3
MSCI AC World Commodity Producers Index	1.00	1.84	-0.76	20.68	0.21	3
Inception Date: March 8, 2010

16	The performance returns and rankings are for the Class A shares of the Strategy. The performance returns of the Strategy were provided Lipper.

17	The Strategy’s PG is identical to the Strategy’s EG. The Strategy’s PU is not identical to the Strategy’s EU as the criteria for including/excluding a strategy in/from a PU are somewhat different from that of an EU.

18	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the Strategy even if the Strategy may have had a different investment classification/objective at different points in time.

19	The performance returns and risk measures shown in the table are for the Class A shares of the Strategy.

20	The Adviser provided Strategy and benchmark performance return information for the periods through July 31, 2013.

21	Strategy and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	81

CONCLUSION:

The Senior Officer recommended that the Directors consider discussing with the Adviser the appropriateness of the Strategy’s benchmark, the MSCI AC World Commodity Producers Index, given that the Strategy invests in inflation-protected securities, commodities or commodity related stocks, real estate investments and other securities. In addition, the Senior Officer recommended that the Directors consider asking the Adviser to explain its decision to eliminate the Strategy’s expense caps, given the Strategy’s performance, with full recognition that the total expense ratio for the Strategy’s Class A shares would remain below the Lipper EG and EU medians. This conclusion in respect of the Strategy is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: December 5, 2013

82	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

US Equity

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We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	83

AllianceBernstein Family of Funds

NOTES

84	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

ALLIANCEBERNSTEIN REAL ASSET STRATEGY

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

RAS-0152-0414

SEMI-ANNUAL REPORT

AllianceBernstein

Tax-Aware Fixed Income Portfolio

April 30, 2014

Semi-Annual Report

Investment Products Offered

•Are Not FDIC Insured •May Lose Value •Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

June 12, 2014

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Tax-Aware Fixed Income Portfolio (the “Fund”) for the period since inception through April 30, 2014. The Fund commenced operations on December 11, 2013.

Investment Objectives and Policies

The investment objective of the Fund is to maximize after-tax return and income. The Fund pursues its objective by investing principally in a national portfolio of both municipal and taxable fixed-income securities. The Fund invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. The Fund also invests, under normal circumstances, at least 65% of its total assets in municipal securities that pay interest that is exempt from Federal income tax. These securities may pay interest that is subject to the Federal Alternative Minimum Tax (“AMT”) for certain taxpayers. The income earned and distributed to shareholders on non-municipal securities would not be exempt from Federal income tax. The Fund may invest in fixed-income securities rated below investment grade (commonly known as “junk bonds”), although such securities are not expected to be the Fund’s primary focus.

AllianceBernstein L.P. (the “Adviser”) selects securities for the Fund based on a variety of factors, including credit quality, maturity, diversification benefits, and the relative expected after-tax returns of taxable and municipal securities (considering Federal tax rates and with-

out regard to state and local income taxes). As the objective is to increase the after-tax return of the portfolio, an investor in the Fund may incur a tax liability that will generally be greater than the same investor would have in a fund investing exclusively in municipal securities, and that will be higher if the investor is in a higher tax bracket. In addition, the tax implications of the Fund’s trading activity, such as realizing taxable gains, are considered in making purchase and sale decisions for the Fund. The Fund may invest in fixed-income securities of any maturity from short- to long-term.

The Fund may also invest in forward commitments, zero-coupon municipal securities and variable, floating and inverse floating rate municipal securities.

The Fund may use derivatives, such as swaps, options, futures, and forwards, to achieve its investment strategies. For example, the Fund may enter into tender option bonds (“TOBs”) and credit default and interest rate swaps relating to municipal and taxable fixed-income securities or securities indices. Derivatives may provide more efficient and economical exposure to fixed-income securities markets than direct investments.

Investment Results

The table on page 6 shows the Fund’s performance compared to its benchmark, the Barclays Municipal Bond Index, since the Fund’s inception through April 30, 2014.

ALLIANCEBERNSTEIN TAX-AWARE FIXED INCOME PORTFOLIO •	1

For the period since inception, all share classes of the Fund underperformed the benchmark. The Fund’s underperformance was primarily due to the Fund having less interest rate exposure during its initial investment period when interest rates generally declined. The Fund held approximately 15% on average and a maximum of about 20% in taxable securities during the reporting period, and this had no material impact on returns.

The Fund did not utilize derivatives during the reporting period.

Market Review and Investment Strategy

Since the inception of the Fund in late December, bond yields generally declined. Yields for longer-term bonds generally declined more than yields for shorter-term bonds and yields for medium- to lower-grade issuers declined somewhat more than yields for the highest-grade issuers. In other words, long-term and credit-sensitive bonds outperformed. The opposite had occurred during 2013 (prior to the Fund’s launch) when long-term and credit-sensitive bonds underperformed.

At the end of the reporting period, the Fund was underweight long-maturity, callable bonds, as the Municipal Bond Investment Team (the “Team”) believes these bonds offer a more unfavorable long-term risk/return tradeoff compared to more intermediate bonds. When yields fall, the performance of these bonds is capped as the bonds trade to their call date: when yields rise they trade to their maturity date, resulting in under-

performance versus comparable duration intermediates. Furthermore, the steep municipal yield curve “rolldown” (bond price appreciation due to passage of time) has enabled investors in intermediate bonds to potentially realize comparable returns to longer-maturity bonds without increasing interest rate risk.

To the extent possible, the Team also positioned the Fund with an overweight to bonds with greater credit spreads like single-A and triple-B rated bonds. Since the Fund’s inception, these holdings have benefitted the Fund’s performance as credit spreads have narrowed and these bonds have provided relatively higher levels of income compared to higher-grade bonds.

The Fund may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most fund insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of

2	• ALLIANCEBERNSTEIN TAX-AWARE FIXED INCOME PORTFOLIO

municipal securities insured by the insurance company may decline. As of April 30, 2014, 14.31% of the Fund’s total municipal bond investments were in insured bonds, and 9.90% were in pre-refunded/escrowed to maturity bonds.

The Team believes that downgrades in insurance company ratings or insurance company insolvencies present limited risk to the Fund.

ALLIANCEBERNSTEIN TAX-AWARE FIXED INCOME PORTFOLIO •	3

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged Barclays Municipal Bond Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Barclays Municipal Bond Index represents the performance of the long-term tax-exempt bond market consisting of investment grade bonds. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities Risk: Investments in fixed-income securities with lower ratings are subject to higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific municipal or corporate developments, negative performance of the junk bond market generally and less secondary market liquidity.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Tax Risk: From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Fund by increasing taxes on that income. In such event, the Fund’s net asset value (“NAV”) could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Fund shares as investors anticipate adverse effects on the Fund or seek higher yields to offset the potential loss of the tax deduction. As a result, the Fund would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Fund’s yield.

(Disclosures, Risks and Note about Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN TAX-AWARE FIXED INCOME PORTFOLIO

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Liquidity Risk: Liquidity risk exists when particular investments, such as lower-rated securities, are difficult to purchase or sell, possibly preventing the Fund from selling out of these illiquid securities at an advantageous price. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. The Fund is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolios, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These and other risks are more fully discussed in the Fund’s prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com. The Fund has been in operation only for a short period of time, and therefore has a very limited historical performance period. This limited performance period is unlikely to be representative of the performance the Fund will achieve over a longer period.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolios’ quoted performance would be lower. SEC returns and the Portfolios’ returns shown in the line graphs reflect the applicable sales charges for each share class: a 3% maximum front-end sales charge for Class A shares; a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to their different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

ALLIANCEBERNSTEIN TAX-AWARE FIXED INCOME PORTFOLIO •	5

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED APRIL 30, 2014 (unaudited)	NAV Returns
Since Inception*
AllianceBernstein Tax-Aware Fixed Income Portfolio
Class A	3.68%

Class C	3.45%

Advisor Class†	3.92%

Barclays Municipal Bond Index	4.51%

* Inception date: 12/11/2013

†     Please note that Advisor Class shares are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/ or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN TAX-AWARE FIXED INCOME PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2014 (unaudited)
	NAV Returns	SEC Returns* (reflects applicable sales charges)

Class A
Since Inception*	3.68%	0.57%

Class C
Since Inception*	3.45%	2.45%

Advisor Class†
Since Inception*	3.92%	3.92%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.24%, 1.94% and 0.94% for Class A, Class C and Advisor Class, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements will limit the Fund’s annual operating expenses, excluding any interest expense, to 0.85%, 1.55% and 0.55% for Class A, Class C and Advisor Class, respectively. These waivers/ reimbursements may not be terminated prior to December 11, 2014 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception date: 12/11/2013.

†	This share class is offered at NAV to eligible investors and their SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception date for this share class is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN TAX-AWARE FIXED INCOME PORTFOLIO •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END MARCH 31, 2014 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A
Since Inception*	-0.44%

Class C
Since Inception*	1.48%

Advisor Class†
Since Inception*	2.75%

*	Inception date: 12/11/2013.

†	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

8	• ALLIANCEBERNSTEIN TAX-AWARE FIXED INCOME PORTFOLIO

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value December 11, 2013+	Ending Account Value April 30, 2014	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,036.80	$3.34	0.85%
Hypothetical**	$1,000	$1,016.03	$3.31	0.85%
Class C
Actual	$1,000	$1,034.50	$6.09	1.55%
Hypothetical**	$1,000	$1,013.33	$6.03	1.55%
Advisor Class
Actual	$1,000	$1,039.20	$2.17	0.55%
Hypothetical**	$1,000	$1,017.19	$2.14	0.55%
+	Commencement of operations.

*	Actual expenses paid are based on the period from December 11, 2013 (commencement of operations) and are equal to the Fund’s annualized expense ratios, multiplied by 141/365 (to reflect the since inception period). Hypothetical expenses are equal to the Fund’s annualized ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

ALLIANCEBERNSTEIN TAX-AWARE FIXED INCOME PORTFOLIO •	9

Expense Example

PORTFOLIO SUMMARY

April 30, 2014 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $12.5

*	All data are as of April 30, 2014. The Fund’s quality rating and state breakdown are expressed as a percentage of the Fund’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the Standard & Poor’s Ratings Services (“S&P”), Moody’s Investors Services, Inc.(“Moody’s”) and Fitch Ratings, Ltd.(“Fitch”). These ratings area measure the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by US Government Securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non credit worthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a Nationally Recognized Statistical Rating Organization.

†	“Other” represents less than 1.9% in 10 different states.

10	• ALLIANCEBERNSTEIN TAX-AWARE FIXED INCOME PORTFOLIO

Portfolio Summary

PORTFOLIO OF INVESTMENTS

April 30, 2014 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 79.4%
Long-Term Municipal Bonds – 79.4%
Alabama – 0.9%
Jefferson Cnty AL Commn (Jefferson Cnty Al Swr) Series 2013D 6.00%, 10/01/42	$110	$116,430

Arizona – 1.4%
Arizona Hlth Fac Auth (Beatitudes Campus) 5.20%, 10/01/37	70	61,881
Salt Verde Fin Corp. Gas (Citigroup, Inc.) Series 2007 5.00%, 12/01/37	100	109,365

		171,246

California – 2.9%
California Poll Cntl Fin Auth (Poseidon Resources Lp) 5.00%, 11/21/45(a)	250	244,177
Golden St Tobacco Securitization CA Series 2007A-1 5.125%, 6/01/47	150	113,177

		357,354

Colorado – 1.5%
Colorado Hlth Fac Auth (Catholic Health Initiatives) Series 2013 5.25%, 1/01/40	170	183,216

Florida – 1.0%
Collier Cnty FL IDA (Arlington of Naples) Series 2014A 8.125%, 5/15/44(a)	100	103,139
Palm Beach Cnty FL Hlth Fac Auth (Sinai Residences of Boca Raton) 7.50%, 6/01/49(b)	15	15,958

		119,097

Georgia – 2.8%
Atlanta GA Arpt (Hartsfield Jackson Atlanta Intl Arpt) Series 2012A 5.00%, 1/01/31	310	346,050

ALLIANCEBERNSTEIN TAX-AWARE FIXED INCOME PORTFOLIO •	11

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Idaho – 0.8%
Idaho Hlth Fac Auth (The Terraces At Boise) Series 2014A 8.00%, 10/01/44	$100	$101,396

Illinois – 5.6%
Illinois Finance Auth (Greenfields of Geneva) Series 2010A 8.125%, 2/15/40	50	51,153
Illinois Finance Auth (Park Place of Elmhurst) Series 2010A 8.125%, 5/15/40	75	50,019
Illinois St Toll Highway Auth AGM Series 2005A 5.00%, 7/01/15 (Pre-refunded/ETM)	560	591,007

		692,179

Indiana – 2.1%
Illinois Finance Auth (East End Crossing Proj) 5.00%, 7/01/40	100	101,610
Indiana Finance Auth (Kings Daughters Hospital) 5.50%, 8/15/40	160	162,701

		264,311

Kentucky – 0.5%
Kentucky Econ Dev Fin Auth (Masonic Homes of Kentucky) 5.375%, 11/15/42	65	62,039

Massachusetts – 3.1%
Massachusetts Sch Bldg Auth AGM Series 2005A 5.00%, 8/15/15 (Pre-refunded/ETM)	365	387,345

Michigan – 0.9%
Detroit MI Swr Disp Series 2012A 5.00%, 7/01/22	115	114,611

Nebraska – 0.8%
Central Plains Energy Proj Gas (Goldman Sachs Group Inc./The) 5.00%, 9/01/42	100	103,433

12	• ALLIANCEBERNSTEIN TAX-AWARE FIXED INCOME PORTFOLIO

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New Hampshire – 0.9%
New Hampshire Hlth & Ed Fac Auth (Southern New Hampshire Univ.) 5.00%, 1/01/42	$115	$115,428

New Jersey – 4.4%
New Jersey EDA (Continental Airlines) 5.25%, 9/15/29	85	86,195
New Jersey Turnpike Auth (New Jersey Turnpike) Series 2013A 5.00%, 1/01/32	315	345,448
Tobacco Settlement Fin Corp. NJ Series 2007-1A 5.00%, 6/01/41	140	110,436

		542,079

New York – 14.8%
Build NYC Resource Corp. (South Bronx Chrtr Sch Fr Intl Cul & Arts) 5.00%, 4/15/43	100	83,133
City of New York (New York NY GO) 5.00%, 8/01/21	340	402,625
Metropolitan Trnsp Auth NY Series 2013A 5.00%, 11/15/29	315	350,012
New York St Dormitory Auth (New York St Pers Income Tax) Series 2014A 5.00%, 2/15/28	425	490,318
New York St Thruway Auth (New York St Thruway Auth Ded Tax) Series 2012A 5.00%, 4/01/26	365	417,411
Ulster Cnty NY IDA (Kingston Regl Sr Lvg Corp.) Series 2007A 6.00%, 9/15/27	120	102,433

		1,845,932

North Carolina – 2.4%
North Carolina GO Series 2010B 5.00%, 6/01/17	260	294,515

Ohio – 2.9%
Buckeye OH Tobacco Settlement Fin Auth Series 2007A-2 5.875%, 6/01/47	135	109,130

ALLIANCEBERNSTEIN TAX-AWARE FIXED INCOME PORTFOLIO •	13

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Columbus OH GO Series 2012A 5.00%, 2/15/17	$225	$252,229

		361,359

Pennsylvania – 4.3%
Pennsylvania Econ Dev Fin Auth (Pennsylvania Unemployment) Series 2012A 5.00%, 7/01/17	100	113,531
Pennsylvania GO Series 2013 5.00%, 4/01/17	380	426,679

		540,210

Puerto Rico – 0.5%
Puerto Rico Elec Pwr Auth Series 2012A 5.05%, 7/01/42	45	26,346
Puerto Rico GO Series 2012A 5.00%, 7/01/41	50	34,461

		60,807

Texas – 10.4%
Central TX Regl Mobility Auth 5.00%, 1/01/42	100	97,506
City of Lubbock AGM 5.00%, 2/15/15	420	435,792
Cypress-Fairbanks TX ISD GO Series 2014B 2.00%, 2/15/44	400	407,940
Grand Parkway Trnsp Corp. TX Series 2014A 3.00%, 12/15/16	285	302,542
Travis Cnty TX Hlth Fac (Longhorn Village) 7.125%, 1/01/46	55	57,520

		1,301,300

Utah – 3.5%
Utah GO Series 2010C 5.00%, 7/01/17	380	431,543

Virginia – 5.6%
Tobacco Settlement Fin Corp. VA Series 2007B1 5.00%, 6/01/47	145	103,572

14	• ALLIANCEBERNSTEIN TAX-AWARE FIXED INCOME PORTFOLIO

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Virginia Pub Sch Auth (Virginia Lease Pub Fac) 5.00%, 4/15/17	$380	$428,131
Virginia Small Business Fin Auth (95 Express Lanes LLC Proj) 5.00%, 1/01/40	165	163,576

		695,279

Washington – 5.4%
Seattle WA GO 5.00%, 5/01/17	125	140,910
Washington St GO Series 2011R 5.00%, 7/01/17	380	430,905
Washington St HFC (Rockwood Retirement Communities) 7.375%, 1/01/44(a)	100	101,955

		673,770

Total Municipal Obligations (cost $9,535,623)		9,880,929

GOVERNMENTS – TREASURIES – 12.8%
U.S. Treasury – 12.8%
U.S. Treasury Notes 4.125%, 5/15/15 (cost $1,598,036)	1,535	1,598,738

CORPORATES – INVESTMENT GRADES – 4.6%
Industrial – 2.5%
Consumer Cyclical - Automotive – 0.4%
Ford Motor Credit Co. LLC 5.625%, 9/15/15	50	53,211

Consumer Cyclical - Retailers – 0.8%
Walgreen Co. 1.00%, 3/13/15	50	50,227
CVS Caremark Corp. 3.25%, 5/18/15	50	51,320

		101,547

Consumer Non-Cyclical – 0.8%
Bunge Ltd. Finance Corp. 4.10%, 3/15/16	50	52,671
Thermo Fisher Scientific, Inc. 3.20%, 5/01/15	50	51,221

		103,892

Technology – 0.5%
Xerox Corp. 6.40%, 3/15/16	50	54,947

		313,597

ALLIANCEBERNSTEIN TAX-AWARE FIXED INCOME PORTFOLIO •	15

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Financial Institutions – 1.7%
Insurance – 0.8%
American International Group, Inc. 3.00%, 3/20/15	$50	$51,097
Prudential Financial, Inc. 4.75%, 9/17/15	50	52,750

		103,847

REITS – 0.9%
HCP, Inc. 3.75%, 2/01/16	50	52,516
Health Care REIT, Inc. 3.625%, 3/15/16	50	52,482

		104,998

		208,845

Utility – 0.4%
Natural Gas – 0.4%
Kinder Morgan Energy Partners LP 3.50%, 3/01/16	50	52,206

Total Corporates – Investment Grades (cost $574,260)		574,648

COMMERCIAL MORTGAGE-BACKED SECURITIES – 1.0%
Non-Agency Fixed Rate CMBS – 1.0%
WF-RBS Commercial Mortgage Trust Series 2013-C16, Class A2 3.223%, 9/15/46 (cost $127,113)	121	126,377

ASSET-BACKED SECURITIES – 0.8%
Credit Cards - Floating Rate – 0.8%
Cabela’s Master Credit Card Trust Series 2012-2A, Class A2 0.632%, 6/15/20(a)(c) (cost $100,415)	100	100,658

	Shares
SHORT-TERM INVESTMENTS – 1.0%
Investment Companies – 1.0%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.07%(d) (cost $120,220)	120,220	120,220

Total Investments – 99.6% (cost $12,055,667)		12,401,570
Other assets less liabilities – 0.4%		50,367

Net Assets – 100.0%		$12,451,937

16	• ALLIANCEBERNSTEIN TAX-AWARE FIXED INCOME PORTFOLIO

Portfolio of Investments

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2014, the aggregate market value of these securities amounted to $549,929 or 4.4% of net assets.

(b)	When-Issued or delayed delivery security.

(c)	Floating Rate Security. Stated interest rate was in effect at April 30, 2014.

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

As of April 30, 2014, the Fund held 11.4% of net assets in insured bonds (of this amount 69.2% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

AGM – Assured Guaranty Municipal

CMBS – Commercial Mortgage-Backed Securities

EDA – Economic Development Agency

ETM – Escrowed to Maturity

GO – General Obligation

HFC – Housing Finance Corporation

IDA – Industrial Development Authority/Agency

ISD – Independent School District

REIT – Real Estate Investment Trust

See notes to financial statements.

ALLIANCEBERNSTEIN TAX-AWARE FIXED INCOME PORTFOLIO •	17

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

April 30, 2014 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $11,935,447)	$12,281,350
Affiliated issuers (cost $120,220)	120,220
Interest and dividends receivable	153,389
Prepaid expenses	82,677
Receivable due from Adviser	31,069

Total assets	12,668,705

Liabilities
Offering cost payable	105,342
Printing fee payable	20,155
Audit fee payable	17,293
Dividends payable	16,464
Payable for investment securities purchased	14,771
Custody fee payable	14,250
Legal fee payable	11,060
Transfer Agent fee payable	3,834
Distribution fee payable	218
Accrued expenses and other liabilities	13,381

Total liabilities	216,768

Net Assets	$12,451,937

Composition of Net Assets
Capital stock, at par	$1,206
Additional paid-in capital	12,101,622
Distributions in excess of net investment income	(418)
Accumulated net realized gain on investment transactions	3,624
Net unrealized appreciation on investments	345,903

$12,451,937

Net Asset Value Per Share—18 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$545,094	52,798	$10.32	*

C	$111,254	10,775.46	$10.32

Advisor	$11,795,589	1,142,427	$10.33

*	The maximum offering price per share for Class A shares was $10.64 which reflects a sales charge of 3.0%.

See notes to financial statements.

18	• ALLIANCEBERNSTEIN TAX-AWARE FIXED INCOME PORTFOLIO

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

For the Period December 11, 2013(a) to April 30, 2014 (unaudited)

Investment Income
Interest	$87,956
Dividends—Affiliated issuers	929	$88,885

Expenses
Advisory fee (see Note B)	21,001
Distribution fee—Class A	188
Distribution fee—Class C	209
Transfer agency—Class A	111
Transfer agency—Class C	35
Transfer agency—Advisor Class	7,146
Amortization of offering expenses	51,444
Custodian	30,942
Administrative	26,935
Printing	26,209
Audit	19,256
Registration fees	16,980
Legal	11,060
Trustees’ fees	3,360
Miscellaneous	2,921

Total expenses	217,797
Less: expenses waived and reimbursed by the Adviser (see Note B)	(194,203)

Net expenses		23,594

Net investment income		65,291

Realized and Unrealized Gain on Investment Transactions
Net realized gain on investment transactions		3,624
Net change in unrealized appreciation/depreciation of investments		345,903

Net gain on investment transactions		349,527

Net Increase in Net Assets from Operations		$414,818

(a)	Commencement of operations.

See notes to financial statements.

ALLIANCEBERNSTEIN TAX-AWARE FIXED INCOME PORTFOLIO •	19

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	December 11, 2013(a) to April 30, 2014 (unaudited)
Increase in Net Assets from Operations
Net investment income	$65,291
Net realized gain on investment transactions	3,624
Net change in unrealized appreciation/depreciation of investments	345,903

Net increase in net assets from operations	414,818
Dividends to Shareholders from
Net investment income
Class A	(947)
Class C	(158)
Advisor Class	(64,604)
Transactions in Shares of Beneficial Interest
Net increase	12,102,828

Total increase	12,451,937
Net Assets
Beginning of period	– 0	–

End of period (including distributions in excess of net investment income of ($418))	$12,451,937

(a)	Commencement of operations.

See notes to financial statements.

20	• ALLIANCEBERNSTEIN TAX-AWARE FIXED INCOME PORTFOLIO

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

April 30, 2014 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Bond Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund, which is a Maryland corporation, operates as a series company currently comprised of seven portfolios currently in operation: the Intermediate Bond Portfolio, the Bond Inflation Strategy Portfolio, the Municipal Bond Inflation Strategy Portfolio, the Real Asset Strategy Portfolio, the Limited Duration High Income Portfolio, the Government Reserves Portfolio, and the Tax-Aware Fixed Income Portfolio. They are each diversified Portfolios, with the exception of the Limited Duration High Income Portfolio, which is non-diversified. The Limited Duration High Income Portfolio commenced operations on December 7, 2011. The Government Reserves Portfolio commenced operations on May 1, 2013. The Tax-Aware Fixed Income Portfolio commenced operations on December 11, 2013. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the Tax-Aware Fixed Income Portfolio (the “Portfolio”). The Portfolio currently offers Class A, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 3.0% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All six classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Trustees (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc.

ALLIANCEBERNSTEIN TAX-AWARE FIXED INCOME PORTFOLIO •	21

Notes to Financial Statements

(“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less. If the original term to maturity exceeded 60 days, the securities are valued by a pricing service, if a market price is available. If a market price is not available, the securities are valued by using amortized cost as of the 61st day prior to maturity. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the

22	• ALLIANCEBERNSTEIN TAX-AWARE FIXED INCOME PORTFOLIO

Notes to Financial Statements

transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices,

ALLIANCEBERNSTEIN TAX-AWARE FIXED INCOME PORTFOLIO •	23

Notes to Financial Statements

these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of April 30, 2014:

Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$9,173,436		$707,493		$9,880,929
Governments - Treasuries		– 0	–	1,598,738		– 0	–	1,598,738
Corporates - Investment Grades		– 0	–	574,648		– 0	–	574,648
Commercial Mortgage-Backed Securities		– 0	–	126,377		– 0	–	126,377
Asset-Backed Securities		– 0	–	100,658		– 0	–	100,658
Short-Term Investments		120,220		– 0	–	– 0	–	120,220

Total Investments in Securities		120,220		11,573,857		707,493		12,401,570
Other Financial Instruments*		– 0	–	– 0	–	– 0	–	– 0	–

Total^		$120,220		$11,573,857		$707,493		$12,401,570

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

^	There were no transfers between Level 1 and level 2 during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Long-Term Municipal Bonds			Total
Balance as of 12/11/13^^	$	– 0	–	$	– 0	–
Accrued discounts/(premiums)		273			273
Realized gain (loss)		– 0	–		– 0	–
Change in unrealized appreciation/depreciation		23,436			23,436
Purchases		683,784			683,784
Sales		– 0	–		– 0	–
Transfers in to Level 3		– 0	–		– 0	–
Transfers out of Level 3		– 0	–		– 0	–

Balance as of 4/30/14		$707,493			$707,493

Net change in unrealized appreciation/depreciation from Investments held as of 4/30/14*		$23,436			$23,436

^^	Commencement of operations.

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

24	• ALLIANCEBERNSTEIN TAX-AWARE FIXED INCOME PORTFOLIO

Notes to Financial Statements

The following presents information about significant unobservable inputs related to the Portfolio with material categories of Level 3 investments at April 30, 2014:

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 4/30/14	Valuation Technique	Unobservable Input	Range/ Weighted Average
Long-Term Municipal Bonds	$707,493	Third Party Vendor	Evaluated Quotes	$ $	66.69 - $106.39/ 95.73

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

ALLIANCEBERNSTEIN TAX-AWARE FIXED INCOME PORTFOLIO •	25

Notes to Financial Statements

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for the current tax year and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest

26	• ALLIANCEBERNSTEIN TAX-AWARE FIXED INCOME PORTFOLIO

Notes to Financial Statements

in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Offering Expenses

Offering expenses of $134,121 have been deferred and are being amortized on a straight line basis over a one year period starting from December 11, 2013 (commencement of the Portfolio’s operations).

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser a management fee at an annual rate of .50% of the Portfolio’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to .85%, 1.55% and .55%, of average daily net assets for Class A, Class C and Advisor Class shares, respectively. Under the agreement, fees waived and expenses borne by the Adviser are subject to repayment by the Portfolio until December 11, 2016. No repayment will be made that would cause the Portfolio’s total annualized operating expenses to exceed the net fee percentage set forth above or would exceed the amount of offering expenses as recorded by the Portfolio on or before December 11, 2014. This fee waiver and/or expense reimbursement agreement may not be terminated before December 11, 2014. For the period ended April 30, 2014, such reimbursement waivers amounted to $167,268.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the period ended April 30, 2014, the reimbursement for such services amounted to $26,935.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $6,037 for the period ended April 30, 2014.

ALLIANCEBERNSTEIN TAX-AWARE FIXED INCOME PORTFOLIO •	27

Notes to Financial Statements

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Portfolio’s shares. The Distributor has advised the Portfolio that it has retained front-end sales charges of $8 from the sale of Class A shares and received $0 and $0 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the period ended April 30, 2014.

The Portfolio may invest in the AllianceBernstein Fixed-Income Shares, Inc. — Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Portfolio’s transactions in shares of the Government STIF Portfolio for the period ended April 30, 2014 is as follows:

Market Value December 11, 2013(a) (000)			Purchases at Cost (000)	Sales Proceeds (000)	Market Value April 30, 2014 (000)	Dividend Income (000)
$	– 0	–	$11,891	$11,771	$120	$1

(a)	Commencement of operations.

Brokerage commissions paid on investment transactions for the period ended April 30, 2014 amounted to $0, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Portfolio has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Portfolio’s average daily net assets attributable to Class A shares and 1% of the Portfolio’s average daily net assets attributable to Class C shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Portfolio’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amount of $926 for Class C shares. While such costs may be recovered from the Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond

28	• ALLIANCEBERNSTEIN TAX-AWARE FIXED INCOME PORTFOLIO

Notes to Financial Statements

the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the period ended April 30, 2014 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$10,820,473	$449,435
U.S. government securities	3,150,701	1,545,181

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$359,716
Gross unrealized depreciation	(13,813)

Net unrealized appreciation	$345,903

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Portfolio did not engage in derivatives transactions for the period ended April 30, 2014.

2. Currency Transactions

The Portfolio may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

ALLIANCEBERNSTEIN TAX-AWARE FIXED INCOME PORTFOLIO •	29

Notes to Financial Statements

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares	Amount
	December 11, 2013(a) to April 30, 2014 (unaudited)	December 11, 2013(a) to April 30, 2014 (unaudited)

Class A
Shares sold	53,263	$543,955

Shares issued in reinvestment of dividends	27	279

Shares redeemed	(492)	(5,039)

Net increase	52,798	$539,195

Class C
Shares sold	10,775	$110,002

Net increase	10,775	$110,002

Advisor Class
Shares sold	1,141,781	$11,447,078

Shares issued in reinvestment of dividends	647	6,564

Shares redeemed	(1)	(11)

Net increase	1,142,427	$11,453,631

(a)	Commencement of operations.

NOTE F

Risks Involved in Investing in the Portfolio

Municipal Market Risk and Concentration of Credit Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. Recent adverse economic conditions have not affected the Portfolio’s investments or performance. To the extent that the Portfolio invests more of its assets in a particular state’s municipal securities, the Portfolio may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Portfolio’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

30	• ALLIANCEBERNSTEIN TAX-AWARE FIXED INCOME PORTFOLIO

Notes to Financial Statements

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the real value of the Portfolio’s assets can decline as can the real value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these securities at an advantageous price. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. The Portfolio is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Tax Risk—There is no guarantee that all of the Portfolio’s income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the net income received by shareholders from the Portfolio by increasing taxes on that income. In such event, the Portfolio’s NAV could also decline as yields on municipal bonds, which are typically lower than

ALLIANCEBERNSTEIN TAX-AWARE FIXED INCOME PORTFOLIO •	31

Notes to Financial Statements

those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Portfolio shares as investors anticipate adverse effects on the Portfolio or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolio would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolio’s yield.

Duration Risk—Duration is the measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative performance of the junk bond market generally and less secondary market liquidity.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE G

Tax Information

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These capital loss carryforwards will retain their character as either short-term or long-term capital losses.

NOTE H

Subsequent Event

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

32	• ALLIANCEBERNSTEIN TAX-AWARE FIXED INCOME PORTFOLIO

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
December 11, 2013(a) to April 30, 2014 (unaudited)

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.05
Net realized and unrealized gain on investment transactions	.32

Net increase in net asset value from operations	.37

Less: Dividends
Dividends from net investment income	(.05)

Net asset value, end of period	$ 10.32

Total Return
Total investment return based on net asset value(d)	3.68%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$545
Ratio to average net assets of:
Expenses, net of waivers/reimbursements^	.85%
Expenses, before waivers/reimbursements^	5.09%
Net investment income(c)^	1.50%
Portfolio turnover rate	24%

See footnote summary on page 35.

ALLIANCEBERNSTEIN TAX-AWARE FIXED INCOME PORTFOLIO •	33

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
December 11, 2013(a) to April 30, 2014 (unaudited)

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.02
Net realized and unrealized gain on investment transactions	.32

Net increase in net asset value from operations	.34

Less: Dividends
Dividends from net investment income	(.02)

Net asset value, end of period	$ 10.32

Total Return
Total investment return based on net asset value(d)	3.45%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$111
Ratio to average net assets of:
Expenses, net of waivers/reimbursements^	1.55%
Expenses, before waivers/reimbursements^	5.71%
Net investment income(c)^	.72%
Portfolio turnover rate	24%

See footnote summary on page 35.

34	• ALLIANCEBERNSTEIN TAX-AWARE FIXED INCOME PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
December 11, 2013(a) to April 30, 2014 (unaudited)

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.06
Net realized and unrealized gain on investment transactions	.33

Net increase in net asset value from operations	.39

Less: Dividends
Dividends from net investment income	(.06)

Net asset value, end of period	$ 10.33

Total Return
Total investment return based on net asset value(d)	3.92%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11,796
Ratio to average net assets of:
Expenses, net of waivers/reimbursements^	.55%
Expenses, before waivers/reimbursements^	5.18%
Net investment income(c)^	1.56%
Portfolio turnover rate	24%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of fees and expenses waived/reimbursed by the Adviser.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

^	Annualized.

See notes to financial statements.

ALLIANCEBERNSTEIN TAX-AWARE FIXED INCOME PORTFOLIO •	35

Financial Highlights

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer R.B. (“Guy”) Davidson III(2), Vice President Jon P. Denfeld(2), Vice President Terrance T. Hults(2), Vice President	Shawn E. Keegan(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc. P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

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(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund are made by its senior investment management team. Messrs. Davidson, Denfeld, Hults and Keegan are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

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Board of Directors

Information Regarding the Review and Approval of the Portfolio’s Advisory Agreement

The disinterested directors (the “directors”) of AllianceBernstein Bond Fund, Inc. (the “Fund”) unanimously approved the application of the Fund’s Investment Advisory Contract (the “Advisory Agreement”) with the Adviser in respect of AllianceBernstein Tax-Aware Fixed Income Portfolio (the “Portfolio”) for an initial two-year period at a meeting held on November 5-7, 2013.

Prior to approval of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the proposed advisory fee. The directors also reviewed certain supplemental information relating to the Portfolio that had been prepared by the Fund’s Senior Officer. The directors also discussed the proposed approval in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services to be provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, including the Fund, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the AllianceBernstein Funds and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio, and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the proposed advisory fee, were fair and reasonable in light of the services to be performed, expenses to be incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

ALLIANCEBERNSTEIN TAX-AWARE FIXED INCOME PORTFOLIO •	37

Nature, Extent and Quality of Services to be Provided

The directors considered the scope and quality of services to be provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the AllianceBernstein Funds. They also noted the professional experience and qualifications of the Portfolio’s portfolio manager and other members of the investment team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Portfolio by employees of the Adviser or its affiliates. Requests for these reimbursements will require the directors’ approval on a quarterly basis. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology to be used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Portfolio under the Advisory Agreement.

Costs of Services to be Provided and Profitability

Because the Portfolio had not yet commenced operations, the directors were unable to consider historical information about the profitability of the Portfolio. However, the Adviser agreed to provide the directors with profitability information in connection with future proposed continuances of the Advisory Agreement. They also considered the costs to be borne by the Adviser in providing services to the Portfolio and that the Portfolio was unlikely to be profitable to the Adviser unless it achieves a material level of net assets.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their proposed relationships with the Portfolio, including, but not limited to, receipt of 12b-1 fees and sales charges to be received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Portfolio’s shares and transfer agency fees to be paid by the Portfolio to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s future profitability would be somewhat lower without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

Since the Portfolio had not yet commenced operations, no performance or other historical information for the Portfolio was available. The Adviser manages

38	• ALLIANCEBERNSTEIN TAX-AWARE FIXED INCOME PORTFOLIO

several separately managed accounts that have a substantially similar investment style. The Adviser provided the directors with the gross performance returns of the Adviser’s Tax Aware Fixed Income Managed Account Composite (the “Composite”) for the 1-, 3-, 5- and 10-year periods ended June 30, 2013 as compared to the Barclays Capital Municipal Bond Index (the “Index”). On a gross performance basis, the Composite outperformed the Index in the 1-, 3-, 5- and 10-year periods. The Senior Officer noted that, if the anticipated expense ratio for the Portfolio were deducted from the Composite’s gross performance, the adjusted performance would have lagged the Index in periods other than the 5-year period. Based on this information, together with the Adviser’s written and oral presentations regarding the management of the Portfolio and their general knowledge and confidence in the Adviser’s expertise in managing mutual funds, the directors concluded that they were satisfied that the Adviser was capable of providing high quality portfolio management services to the Portfolio.

Advisory Fee and Other Expenses

The directors considered the proposed advisory fee rate payable by the Portfolio and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a hypothetical common asset level of $250 million. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The information reviewed by the directors showed that, at the Portfolio’s hypothetical size of $250 million, its anticipated contractual advisory fee rate of 50 basis points was lower than the Expense Group median of 53 basis points. The Adviser noted that of the 2 funds in the Lipper expense group that invest in both municipal and taxable securities, one had the same advisory fee (before breakpoints) as the fee rate proposed for the Portfolio and the other had a higher advisory fee rate.

The Adviser informed the directors that there were no institutional products managed by it that have an investment style substantially similar to that of the Portfolio. The directors reviewed the relevant fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer and noted that the Adviser charged institutional clients lower fees for advising comparably sized accounts using strategies that differ from those of the Portfolio but which involved investments in municipal and taxable fixed income securities.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the AllianceBernstein Funds relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, as well as the difference in fee structure, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

ALLIANCEBERNSTEIN TAX-AWARE FIXED INCOME PORTFOLIO •	39

The directors noted that the Adviser had made an earlier presentation on the proposed restructuring of another fund that would have operated in the same way as the Portfolio and that the fee rate for that fund had been 0.05% lower than the rate proposed for the Portfolio. At the recommendation of the Senior Officer the directors asked the Adviser to explain the reason for the difference in fee. The Adviser explained that the circumstances of the restructuring of that fund would effectively have required the lower fee rate, although the Adviser believed the fee rate was low by market standards. The Adviser reiterated its view that the proposed fee rate was reasonable based on the data presented to the directors.

The directors considered the estimated total expense ratio of the Class A shares of the Portfolio assuming $250 million in assets under management in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio.

The estimated total expense ratio of the Portfolio reflected fee waivers and/or expense reimbursements as a result of an expense limitation agreement between the Adviser and the Fund in respect of the Portfolio. The directors noted that it was likely that the expense ratios of some of the other funds in the Portfolio’s Lipper category also were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the estimated expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The directors considered the proposed one year expense limitation of 0.85% for the Class A shares of the Portfolio. The Adviser informed the directors that the Portfolio is expected to outgrow its expense caps when net assets exceed $3 billion. If assets were to rise above that level, the Adviser would be able to recoup all or a portion of the fees previously waived during the three year period from commencement of operations.

The directors noted that the Portfolio may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940. The directors also noted that the Portfolio intends to rely on the exemptive orders obtained by certain ETFs in order to invest in such ETFs in excess of the limits established in the Act. After discussion of the manner in which the Adviser intended ETFs to be used (i.e., when they are the most cost-effective way to obtain desired exposures), and that the Adviser did not expect that ETFs would be used on a substantial and ongoing basis (any such investments were expected to add less than one basis point to the Portfolio’s annual expenses), the directors concluded that the proposed advisory fee for the Portfolio was based on services to be provided that will be in addition to, rather

40	• ALLIANCEBERNSTEIN TAX-AWARE FIXED INCOME PORTFOLIO

than duplicative of, the services provided under the advisory contracts of the ETFs in which the Portfolio may in the future invest.

The directors recognized that the Adviser’s total compensation from the Portfolio pursuant to the Advisory Agreement would be increased by amounts paid pursuant to the expense reimbursement provision in the Advisory Agreement, and that the impact of such expense reimbursement would depend on the size of the Portfolio and the extent to which the Adviser requests reimbursements pursuant to this provision. The Lipper analysis reflected the Adviser’s agreement to cap the Portfolio’s expense ratio through the end of the Portfolio’s first year of operations.

The information reviewed by the directors showed that the Portfolio’s anticipated total expense ratio of 85 basis points, giving effect to the proposed expense limitation agreement, was about the same as the Expense Group median of 86 basis points and higher than the Expense Universe median of 80 basis points.

The directors concluded that under the particular circumstances of the Portfolio the proposed fee rate and its anticipated expense ratio, taking into account the one-year expense limitation agreement, were satisfactory.

Economies of Scale

The directors noted that the proposed advisory fee schedule for the Portfolio does not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors considered the Adviser’s position that of the 17 funds other than the Portfolio in the expense group, six had no breakpoints, and three other funds had management fee schedules where the lowest fee rate was higher than the fee rate proposed for the Portfolio, and that it did not have sufficient information to determine the asset levels at which economies of scale may arise for the Portfolio. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2013 meetings. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. The directors informed the Adviser that they would monitor the Portfolio’s assets and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

ALLIANCEBERNSTEIN TAX-AWARE FIXED INCOME PORTFOLIO •	41

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and The AllianceBernstein Bond Fund, Inc. (the “Fund”), in respect of AllianceBernstein Tax-Aware Fixed Income Portfolio (the “Portfolio”),2 prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed initial approval of the Investment Advisory Agreement.

The Portfolio’s investment objective is to seek the highest available level of after-tax income, without assuming what the Adviser considers to be undue risk. The Portfolio invests principally in a national portfolio of both municipal and taxable fixed-income securities. Under normal circumstances, at least 80% of the Portfolio’s net assets is invested in fixed-income securities, and at least 65% of its total assets in securities exempt from federal income tax. The Portfolio may invest in tender option bonds and credit default swaps relating to municipal and taxable fixed income securities, as well as ETFs. The Portfolio’s average duration is in the 4-6 years range. The Adviser proposed the Barclays Municipal Bond Index to be the primary benchmark for the Portfolio. The Adviser expects Lipper, Inc. (“Lipper”) to place the Portfolio in its General & Insured Municipal Debt Fund category and Morningstar to place the Portfolio in its Intermediate Municipal Debt category.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

1	The information in the fee evaluation was completed on October 24, 2013 and discussed with the Board of Directors on November 5-7, 2013.

2	Future references to the Portfolio do not include “AllianceBernstein.”

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3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth below for receiving the services to be provided pursuant to the Investment Advisory Agreement.

Portfolio	Advisory Fee
Tax-Aware Fixed Income Portfolio[4]	0.50% of average daily net assets

In addition to paying the advisory fee, the Investment Advisory Agreement provides for the Adviser to be reimbursed for providing administrative and accounting services.

The Portfolio’s Expense Limitation Agreement calls for the Adviser to establish expense caps, set forth below, for a one year period after the Portfolio commences operations. Under the Expense Limitation Agreement, the Adviser may be able to recoup all or a portion of the Portfolio’s offering expenses within a three

3	Jones v. Harris at 1427.

4

The advisory fee schedule for the Portfolio has a higher effective fee rate than the advisory fee schedule of the Low Risk and High Income categories, in which the Portfolio would have been categorized had the Adviser proposed to implement the NYAG related fee schedule. The advisory fee schedules for the Low Risk and High Income categories are as follows: 0.45% on the first $2.5 billion, 0.40% on the next $2.5 billion, 0.35% on the balance for the Low Income category and 0.50% on the first $2.5 billion, 0.45% on the next $2.5 billion and 0.40% on the balance for the High Income category.

ALLIANCEBERNSTEIN TAX-AWARE FIXED INCOME PORTFOLIO •	43

year period after the Portfolio commences operations to the extent that the reimbursements do not cause the expense ratios of the Portfolio’s share classes to exceed their expense caps and that the aggregate reimbursements do not exceed the offering expenses.5

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking			Estimated Gross Expense Ratio[6]		Fiscal Year End
Tax-Aware Fixed Income Portfolio	Advisor Class A Class C Class 1 Class 2	0.50 0.85 1.50 0.60 0.50	% % % % %	0.67 0.97 1.67 0.77 0.67	% % % % %	To be determined

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services to be provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities, make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio will be more costly than those for institutional assets due to the greater complexities and time required for investment companies, although the Adviser will be reimbursed for providing such services. Managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if a fund is in net redemption, and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

5	Offering expenses consist principally of the legal, accounting and federal and states securities registration fees paid by the Portfolio.

6	The Portfolio’s estimated gross expense ratios are based on an initial estimate of the Portfolio’s net assets at $250 million.

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Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.7 However, the Adviser has represented that there is no category in the Form ADV for institutional products that have a substantially similar investment style as the Portfolio.

The Adviser has represented that it does not provide sub-advisory investment services to other investment companies that have a substantially similar investment style as the Portfolio.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.8 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at an initial asset level of $250 million, to the median of the Portfolio’s Lipper Expense Group (“EG”)9 and the Portfolio’s contractual management fee ranking.10

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

7

The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

8	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

9	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

10

The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Fund had the lowest effective fee rate in the Lipper peer group.

ALLIANCEBERNSTEIN TAX-AWARE FIXED INCOME PORTFOLIO •	45

Portfolio	Contractual Management Fee (%)[11]	Lipper Exp. Group Median (%)	Rank
Tax Aware Fixed Income Portfolio	0.500	0.533	7/18

Lipper also compared the Portfolio’s projected total expense ratio to the medians of the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.12 The Portfolio’s total expense ratio ranking is also shown.

Portfolio	Expense Ratio (%)[13]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Tax Aware Fixed Income Portfolio	0.850	0.859	9/18	0.797	40/59

Based on this analysis, the Portfolio has a more favorable ranking on a contractual management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio has not yet commenced operations. Therefore, there is no historic profitability data with respect to the Adviser’s investment services to the Portfolio.

11

The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers for expense caps.

12

Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

13	Projected total expense ratio information pertains to the Portfolio’s Class A shares.

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In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates will provide transfer agent and distribution related services to the Portfolio and will receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges (“CDSC”).

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser will disclose in the Portfolio’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolio. In 2012, ABI paid approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19 million for distribution services and educational support (revenue sharing payments).

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

An independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM have experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

ALLIANCEBERNSTEIN TAX-AWARE FIXED INCOME PORTFOLIO •	47

In February 2008, the independent consultant provided the Board of Directors an update of the Deli14 study on advisory fees and various fund characteristics15. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.16 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $445 billion as of September 30, 2013, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

Since the Portfolio has not yet commenced operations, the Portfolio has no performance history.

14	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

15	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

16	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

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CONCLUSION:

Based on the factors discussed above, the Senior Officer’s conclusion is that the Investment Advisory Agreement for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s length in light of all the surrounding circumstances. The Senior Officer recommended that the Directors may want to consider discussing with the Adviser the addition of breakpoints to the Portfolio’s advisory fee schedule. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: December 5, 2013

ALLIANCEBERNSTEIN TAX-AWARE FIXED INCOME PORTFOLIO •	49

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

US Equity

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Value Fund

International/Global Equity

International/Global Core

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Discovery Equity Portfolio

International Growth Fund

International/Global Value

Global Value Fund

International Value Fund

Fixed Income

Municipal

High Income Municipal Portfolio

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Fixed Income (continued)

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Alternatives

Dynamic All Market Fund

Global Real Estate Investment Fund

Global Risk Allocation Fund

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Real Asset Strategy

Select US Long/Short Portfolio

Unconstrained Bond Fund

Asset Allocation/Multi-Asset

Multi-Asset

Emerging Markets Multi-Asset Portfolio

Retirement Strategies

2000 Retirement Strategy

2005 Retirement Strategy

2010 Retirement Strategy

2015 Retirement Strategy

2020 Retirement Strategy

2025 Retirement Strategy

2030 Retirement Strategy

2035 Retirement Strategy

2040 Retirement Strategy

2045 Retirement Strategy

2050 Retirement Strategy

2055 Retirement Strategy

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

50	• ALLIANCEBERNSTEIN TAX-AWARE FIXED INCOME PORTFOLIO

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN TAX-AWARE FIXED INCOME PORTFOLIO •	51

NOTES

52	• ALLIANCEBERNSTEIN TAX-AWARE FIXED INCOME PORTFOLIO

ALLIANCEBERNSTEIN TAX-AWARE FIXED INCOME PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

TAFI-0152-0414

ITEM 2. CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12(b)(1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12(b)(2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12(c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Bond Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: June 23, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: June 23, 2014

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: June 23, 2014